     As filed with the Securities and Exchange Commission on April 25, 2002

                                                    File No. 2-77284 (811-03459)


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

              REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933            /X/

                         Pre-Effective Amendment No. __                      / /

                        Post-Effective Amendment No. 52                      /X/

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940
                                Amendment No. 32                             /X/

                            PENN SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                600 Dresher Road
                          Horsham, Pennsylvania 19044
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: 215-956-8000

                                PETER M. SHERMAN
                                   President
                             Penn Series Funds, Inc.
                        Philadelphia, Pennsylvania 19172
                    (Name and Address of Agent for Service)


                                    Copy to:
                                RICHARD W. GRANT
                                C. RONALD RUBLEY
                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                          Philadelphia, PA 19103-2921


It is proposed that this filing will become effective (check appropriate box)

___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on May 1, 2002 pursuant to paragraph (b) of Rule 485
___  60 days after filing pursuant to paragraph a(1) of Rule 485
___  on (date) pursuant to paragraph (a)(1) of Rule 485
___  75 days after filing pursuant to paragraph (a)(2) of Rule 485
___  on [date] pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
PROSPECTUS -- MAY 1, 2002
--------------------------------------------------------------------------------

PENN SERIES FUNDS, INC.
600 Dresher Road, Horsham, PA 19044  / /  Telephone 800-523-0650
--------------------------------------------------------------------------------


                                MONEY MARKET FUND

                           LIMITED MATURITY BOND FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                              FLEXIBLY MANAGED FUND

                                CORE EQUITY FUND

                               GROWTH EQUITY FUND

                              LARGE CAP VALUE FUND

                              LARGE CAP GROWTH FUND

                                 INDEX 500 FUND

                               MID CAP GROWTH FUND

                               MID CAP VALUE FUND

                              STRATEGIC VALUE FUND

                              EMERGING GROWTH FUND

                              SMALL CAP VALUE FUND

                            INTERNATIONAL EQUITY FUND

                                    REIT FUND

--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

         Penn Series Funds, Inc. ("Penn Series") is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Shares of each Fund may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series offers 18 different portfolios or "Funds" advised by Independence Capital Management, Inc. ("ICMI") and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., Putnam Investment Management LLC, Franklin Advisers, Inc., Lord, Abbett & Co., Heitman Real Estate Securities LLC, Royce & Associates, LLC, Vontobel Asset Management, Inc., RS Investment Management, Inc., Neuberger Berman Management Inc., Turner Investment Partners, Inc. and Wells Capital Management Incorporated. One of the Funds, the Core Equity Fund, is currently available only to separate accounts that fund group annuity contracts issued by Penn Mutual in the qualified pension plan market.


--------------------------------------------------------------------------------
PROSPECTUS CONTENTS                                                 PAGE
--------------------------------------------------------------------------------


INVESTMENT SUMMARY..........................................................
         MONEY MARKET FUND.................................................4


         LIMITED MATURITY BOND FUND........................................6

         QUALITY BOND FUND.................................................8

         HIGH YIELD BOND FUND.............................................10

         FLEXIBLY MANAGED FUND............................................12

         CORE EQUITY FUND.................................................14

         GROWTH EQUITY FUND...............................................16

         LARGE CAP VALUE FUND.............................................18

         LARGE CAP GROWTH FUND............................................20

         INDEX 500 FUND...................................................22

         MID CAP GROWTH FUND..............................................24

         MID CAP VALUE FUND...............................................26

         STRATEGIC VALUE FUND.............................................28

         EMERGING GROWTH FUND.............................................30

         SMALL CAP VALUE FUND.............................................32

         INTERNATIONAL EQUITY FUND........................................34

         REIT FUND........................................................36

ADDITIONAL INFORMATION....................................................38

MANAGEMENT................................................................38

         Investment Adviser...............................................38

         Sub-Advisers.....................................................39

         Expenses and Limitations.........................................42

ACCOUNT POLICIES..........................................................43
         Purchasing and Selling Fund Shares...............................43

         How the Funds Calculate NAV......................................43

         Dividends and Distributions......................................43

         Taxes............................................................43

Financial highlights......................................................45

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: MONEY MARKET FUND

--------------------------------------------------------------------------------
Investment Adviser:                 Independence Capital Management, Inc.

Investment Objective:               The investment objective of the Fund is to
                                    preserve shareholder capital, maintain
                                    liquidity and achieve the highest possible level of current income consistent therewith.

Investment Strategy:                The Fund will invest in a diversified
                                    portfolio of high-quality money market
                                    instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser. Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements. The Adviser looks for money market instruments that present minimal credit risks. Important factors in selecting investments include a company's profitability, ability to generate funds and capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less.
                                    Penn Series policy is to maintain a stable price of $1.00 per share of the Fund.

Risks of Investing:                 The Fund may be appropriate for investors
                                    who want to minimize the risk of loss of principal and maintain liquidity of their investment, and at the same time receive a return on their investment. The Fund follows strict rules about credit risk, maturity and diversification of its investments. However, although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee and it is still possible to lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit
                                    Insurance Corporation or any other
                                    government agency.

Performance Information:            The bar chart and table below show the
                                    performance of the Fund both year-by-year and as an average over different periods of time. They include only those periods in which ICMI managed the Fund's investments.
                                    The bar chart and table demonstrate the
                                    variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.
                                    Past performance does not necessarily
                                    indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

2.53%    3.71%    5.51%    5.00%    5.15%    5.00%    4.66%    5.99%    4.00%
-----    -----    -----    -----    -----    -----    -----    -----    -----
1993     1994     1995     1996     1997     1998     1999     2000     2001



         Best Quarter                 Worst Quarter

             1.57%                        0.60%

          (12/31/00)                   (12/31/01)

Average Annual Total Return (for Periods Ended December 31, 2001)


------------------------------- ------------------------------
                                      Money Market Fund
------------------------------- ------------------------------
1 Year........................              4.00%
------------------------------- ------------------------------
5 Year........................              4.96%
------------------------------- ------------------------------
Since November 1, 1992(1).....              4.57%
------------------------------- ------------------------------


(1) Date ICMI began managing the Fund's investments.


The current yield of the Money Market Fund for the seven-day period ended December 31, 2001 was 1.72%.

INVESTMENT SUMMARY: LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------
Investment Adviser:                 Independence Capital Management, Inc.

Investment Objective:               The investment objective of the Fund is to
                                    provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.


Investment Strategy:                Under normal conditions, the Fund invests
                                    at least 80% of its net assets in debt
                                    securities, commonly referred to as bonds.
                                    Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will invest primarily in short-to-intermediate term investment grade debt securities of the U.S. government and corporate issuers. The Adviser uses an active bond management approach. It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.
                                    With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). The Adviser will opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.


                                    Duration: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

                                    Quality: The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in "junk bonds."

                                    Sectors: The Fund will invest primarily in Corporate Bonds and U.S. Government Bonds, including Mortgage-Backed and Asset-Backed Securities.

                                    Turnover: Because the Adviser will look for inefficiencies in the market and sell when they feel a security is fully priced, turnover can be expected to be relatively high.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt. The
                                    Fund's value will change primarily with the changes in the prices of fixed income securities (e.g., bonds) held by the Fund.
                                    The value of fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration. The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile.
                                    Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

Performance Information:            The bar chart shows the Fund's performance
                                    for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance.
                                    The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance. Past performance does not necessarily indicate how the Fund will perform in the future.
                                    This performance information does not
                                    include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


                                     6.64%
                                     -----
                                     2001



                 Best Quarter                 Worst Quarter

                     3.06%                        0.11%

                  (12/31/00)                   (12/31/01)

               Average Annual Total Return (for Periods Ended December 31, 2001)
------------------------------- ----------------------- ------------------------
                                                           Salomon Brothers
                                Limited Maturity Bond       Treasury/Agency
                                         Fund             1 to 5 Year Index(1)
------------------------------- ----------------------- ------------------------
1 Year.....................              6.64%                    8.59%
------------------------------- ----------------------- ------------------------
Since May 1, 2000(2).......              8.32%                    9.73%
------------------------------- ----------------------- ------------------------

(1) The Salomon Brothers Treasury/Agency 1 to 5 Year Index is an unmanaged index that is a widely recognized benchmark of general market performance.
    The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.


(2) Date of inception.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: QUALITY BOND FUND

Investment Adviser:                 Independence Capital Management, Inc.

Investment Objective:               The Fund seeks the highest income over the
                                    long term that is consistent with the
                                    preservation of principal.


Investment Strategy:                Under normal conditions, the Fund invests at
                                    least 80% of its net assets in debt
                                    securities, commonly referred to as bonds.
                                    Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The Fund will invest primarily in marketable investment-grade debt securities.
                                    The portfolio manager heads up a team of analysts that uses an active bond-management approach. The Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors.
                                    With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In addition, the Adviser will opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.


                                    Duration: The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment's value may be expected to fall approximately 1% for each year of its duration. Duration is set for the portfolio generally at between 3.5 and 5.5 years, depending on the interest rate outlook.

                                    Quality: The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in "junk bonds."

                                    Sectors: The fund will invest primarily in the following sectors: Corporate Bonds, U.S. Government Bonds, U.S. Government Agency Securities, Commercial Paper, Collateralized Mortgage Obligations, and Asset-Backed Securities.


                                    Turnover: Because the portfolio management team looks for inefficiencies in the market and will sell when they feel a security is fully priced, turnover can be relatively high. The Fund's annual portfolio turnover rates for 2001, 2000, and 1999 were 930.7%,
                                    1,046.5%, and 815.1%, respectively.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are seeking investment income and preservation of principal. The
                                    Fund's value will change primarily with the changes in the prices of the fixed income securities (e.g., bonds) held by the Fund.
                                    The value of the fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. The prices of mortgage-backed securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce pre-payments, effectively lengthening the maturity of some mortgage-backed securities, and making them more volatile.
                                    Due to pre-payment risk, mortgage-backed securities may respond differently to changes in interest rates than other fixed income securities. As with investing in other securities whose prices increase and decrease in market value, loss of money is a risk of investing in the Fund.

Performance Information:            The bar chart and table below show the
                                    performance of the Fund both year-by-year and as an average over different periods of time. They only include those periods in which ICMI managed the Fund's investments.
                                    They demonstrate the variability of
                                    performance over time and provide an
                                    indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.



11.67%   -5.29%   20.14%   4.14%   8.03%   10.17%   0.00%   12.00%   8.91%
------   ------   ------   -----   -----   ------   -----   ------   -----
 1993     1994     1995    1996    1997     1998    1999     2000     2001



                    Best Quarter               Worst Quarter

                        6.31%                     (4.71)%

                      (3/31/95)                  (3/31/94)

        Average Annual Total Return (for Periods Ended December 31, 2001)

--------------------------- ------------ ----------------------- ---------------
                                          Salomon Brothers Broad     Lehman
                            Quality Bond  Investment Bond Index  Aggregate Bond
                                Fund               (1)              Index (2)
--------------------------- ------------ ----------------------- ---------------
1 Year....................     8.91%              8.51%              8.42%
--------------------------- ------------ ----------------------- ---------------
5 Year....................     7.74%              7.43%              7.43%
--------------------------- ------------ ----------------------- ---------------
Since November 1, 1992(3).     7.60%              7.29%              7.26%
--------------------------- ------------ ----------------------- ---------------


(1) The Salomon Brothers Broad Investment Bond Index (Salomon Index) is an unmanaged index that is a widely recognized benchmark of general bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.


(2) Prior to December 31, 2000, the Quality Bond Fund used the Lehman Aggregate Bond Index ("Lehman Index") as its comparative index. In 2001 the comparative index was changed to the Salomon Brothers Investment Bond Index (the "Salomon Index") because the Fund's portfolio manager determined that the Lehman Index and the Salomon Index are similar in makeup with close historical returns. The portfolio manager determined that the Salomon Index is more compatible with the Fund's tracking systems and allows the Fund's portfolio manager to obtain more tracking data and to perform a more comprehensive analyses.

(3) Date ICMI began managing the Fund's investments.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: HIGH YIELD BOND FUND


Investment Adviser:              Independence Capital Management, Inc.

Sub-Adviser:                     T. Rowe Price Associates, Inc.

Investment Objective:            The investment objective of the Fund is to
                                 realize high current income.


Investment Strategy:             Under normal conditions, the Fund invests at
                                 least 80% of its net assets in a widely
                                 diversified portfolio of high yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. High yield bonds are rated below investment grade (BB and lower) and generally provide high income in an effort to compensate investors for their higher risk of default, that is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's dollar-weighted average maturity generally is expected to be in the six- to twelve-year range. In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts. When their outlook for the economy is positive, they may purchase slightly lower rated bonds in an effort to secure additional income and appreciation potential.
                                 When the Sub-Adviser's outlook for the economy is less positive, the Fund may gravitate toward higher rated junk bonds. The Fund may also invest in other securities, including futures and options, as well as loan assignments and participations, in keeping with its objective.
                                 In pursuing the investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain.
                                 These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The
                                 Fund may sell holdings for a variety of
                                 reasons, such as to adjust a portfolio's average maturity or quality, or to shift assets into higher yielding securities or reduce marginal quality securities.

Risks of Investing:              An investment in the Fund may be appropriate
                                 for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income. The
                                 Fund's value will change primarily with changes in the prices of the bonds held by the Fund.
                                 The value of bonds will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline.
                                 Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes.

                                 Investing in high yield bonds involves
                                 additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the Fund's credit risk increases when the U.S. economy slows or enters a recession. The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates. In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. The Fund may be more vulnerable to interest rate risk if it is focusing on BB-rated bonds, since better-quality junk bonds follow the higher grade market to some extent. But if the Fund's focus is bonds rated B and below, credit risk will probably predominate. To the extent the Fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:         The bar chart and table below show the
                                 performance of the Fund both year-by-year and as an average over different periods of time.
                                 They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


15.80%   19.81%   7.33%   16.41%  13.87%  15.78%   4.75%   4.24%  -3.69%   6.92%
------   ------  ------   -----   -----   ------   -----  ------   -----  ------
 1992     1993    1994    1995    1996     1997    1998    1999     2000   2001



                        Best Quarter                 Worst Quarter

                            7.53%                       (4.48)%

                          (3/30/93)                    (9/30/98)

               Average Annual Total Return (for Periods Ended December 31, 2001)
---------------------- ---------------------------- --------------------------
                                                          First Boston
                          High Yield Bond Fund         High Yield Index(1)
---------------------- ---------------------------- --------------------------
1 Year.............               6.92%                       5.78%
---------------------- ---------------------------- --------------------------
5 Year.............               5.43%                       5.03%
---------------------- ---------------------------- --------------------------
10 Year............               8.30%                       8.77%
---------------------- ---------------------------- --------------------------

(1) The First Boston High Yield Index is a widely recognized benchmark of high yield bond performance. The index is a passive measure of bond market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: FLEXIBLY MANAGED FUND


Investment Adviser                  Independence Capital Management, Inc.

Sub-Adviser:                        T. Rowe Price Associates, Inc.

Investment Objective:               The investment objective of the Fund is to
                                    maximize total return (capital appreciation and income).

Investment Strategy:                The Fund invests primarily in common stocks
                                    of established U.S. companies that it
                                    believes have above-average potential for capital growth. Common stocks typically constitute at least half of total assets.
                                    The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures and options, in keeping with the Fund's objective. The Fund's investments in common stocks generally fall into one of two categories. The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased. The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a "value approach" in selecting investments. Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. The
                                    Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

                                    The Fund's approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund's cash reserve may reflect the manager's ability to find companies that meet valuation criteria rather than his market outlook. Bonds and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations. In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supple of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds. The Fund's value will change primarily with changes in the prices of the securities held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. A particular risk of the Sub-Adviser's value approach is that some holdings may not recover and provide the capital growth anticipated. If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund that would be the case with a more diversified fund. A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Fund's share value could be hurt by rising interest rates or credit downgrades or defaults.
                                    Convertible securities are also exposed to price fluctuations of the company's stock.
                                    As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart and table below show the
                                    performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.


9.61%   15.79%   4.14%   22.28%  16.37%  15.65%   6.09%   7.15%  22.22%  10.34%
-----   ------  ------   -----   -----   ------   -----  ------  ------  ------
1992     1993    1994     1995    1996    1997    1998    1999    2000    2001



                    Best Quarter            Worst Quarter

                       10.72%                  (9.28)%

                     (6/30/99)                (9/30/98)

        Average Annual Total Return (for Periods Ended December 31, 2001)

--------------------- ------------------------------------ ---------------------
                             Flexibly Managed Fund              S&P 500(1)
--------------------- ------------------------------------ ---------------------
1 Year...............               10.34%                       (11.88)%
--------------------- ------------------------------------ ---------------------
5 Year...............               12.13%                        10.70%
--------------------- ------------------------------------ ---------------------
10 Year..............               12.79%                        12.93%
--------------------- ------------------------------------ ---------------------

(1) The S&P 500 is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: CORE EQUITY FUND (formerly the Growth and Income Fund)


Investment Adviser:                 Independence Capital Management, Inc.

Investment Objective:               The investment objective of the Fund is to
                                    provide total return through a combination of current income and capital appreciation.


Investment Strategy:                Under normal market conditions, the Fund
                                    invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds and preferred stocks, and warrants. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The
                                    Fund will primarily invest in common stocks of well established companies that the Adviser believes have long-term potential for above-average growth in earnings and income. The Adviser may from time to time invest in non-dividend paying companies with prospects for future income or capital appreciation. The Adviser may also use convertible bonds or preferred stock to enhance income as well as provide capital appreciation. The Adviser emphasizes companies that it believes are capable of generating strong earnings and sales gains in an increasingly global economy. Companies with consistent earnings growth are most able to provide a predictable level of current income as well as the potential for growth in income over time. By its nature the Fund invests primarily in large-capitalization companies.


Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning above-average growth in capital and income. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stock. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. By investing in common stocks of larger, well established companies, the Adviser seeks to avoid some of the volatility associated with smaller, less well established companies. Investing in companies with dividends may also reduce the volatility associated with common stock investing. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. Convertible bonds and preferred stocks may also be affected by the change in the level of interest rates and investor judgements about the quality of the issuer.
                                    As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

Performance Information:            The bar chart shows the Fund's performance
                                    for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance.
                                    The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance. Past performance does not necessarily indicate how the Fund will perform in the future.
                                    This performance information does not
                                    include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                     -18.62%
                                     ------
                                      2001



                 Best Quarter                 Worst Quarter

                     7.81%                      (15.57)%

                  (12/31/01)                    (3/31/01)


        Average Annual Total Return (for Periods Ended December 31, 2001)

-------------------------- ----------------------- ----------------------------
                              Core Equity Fund           S&P 500 Index(1)
-------------------------- ----------------------- ----------------------------
1 Year....................        (18.62)%                  (11.88)%
-------------------------- ----------------------- ----------------------------
Since May 1, 2000(2)......        (16.11)%                  (12.01)%
-------------------------- ----------------------- ----------------------------

(1) The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(2) Date of inception.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: GROWTH EQUITY FUND


Investment Adviser                  Independence Capital Management, Inc.

Investment Objective:               The investment objective of the Fund is to
                                    achieve long-term growth of capital and
                                    increase of future income.


Investment Strategy:                Under normal market conditions, the Fund
                                    invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds and preferred stocks, and warrants. Investors in the Fund will be given 60 days' advance notice of any changes in this policy. The
                                    Fund will invest primarily in common stocks of well established companies that the Adviser believes have long-term growth potential. In selecting the Fund's investments, the Adviser seeks companies that are expected to demonstrate long-term earnings growth that is greater than the projected growth rate of the economy as a whole. The Adviser emphasizes those companies that it believes are capable of generating consistently strong earnings and sales gains in an increasingly global economy. The Adviser believes that, over the long term, the earnings of well established companies will not be as adversely affected by unfavorable economic conditions as the earnings of more cyclical companies.
                                    Secondarily, the Adviser also considers the dividend paying potential of well established companies.


Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation.
                                    By investing in the common stocks of larger, well established companies, the Adviser seeks to avoid some of the volatility associated with investment in smaller, less well established companies. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.
                                    As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart and table below show the
                                    performance of the Fund both year-by-year and as an average over different periods of time. They include only those periods in which ICMI managed the Fund's investments.
                                    The bar chart and table demonstrate the
                                    variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund.
                                    Past performance does not necessarily
                                    indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

12.43%   -8.12%   26.45%    19.76%   26.74%   41.67%    34.10%  -26.10%  -25.34%
------   ------   ------    -----    -----    ------    -----   ------    -----
 1993     1994     1995     1996     1997      1998     1999     2000      2001



                  Best Quarter            Worst Quarter

                     27.93%                  (21.47)%

                   (12/31/99)               (12/31/00)

             ----------------------- -------------------------
  Average Annual Total Return (for Periods Ended December 31, 2001)

-------------------------- ------------- --------------------- ----------------

                           Growth Equity  Russell 1000 Growth  S&P 500 Index(2)
                               Fund             Index(1)
-------------------------- ------------- --------------------- ----------------
1 Year....................   (25.34)%          (20.42)%           (11.88)%
-------------------------- ------------- --------------------- ----------------
5 Year....................     5.85%             8.27%             10.70%
-------------------------- ------------- --------------------- ----------------
Since November 1, 1992(3).     9.07%            11.88%             13.85%
-------------------------- ------------- --------------------- ----------------

(1) The Russell Growth 1000 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(2) Prior to December 31, 2000, the Growth Equity Fund used the S&P 500 Index as its comparative index. In 2001 the comparative index was changed to the Russell 1000 Growth Index because the methodology used in constructing the Russell 1000 Growth Index more closely resembles the methodology used by the portfolio manager in constructing the Fund.

(3) Date ICMI began managing the Fund's investments.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: LARGE CAP VALUE FUND

Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        Putnam Investment Management LLC

Investment Objective:               The investment objective of the Fund is to
                                    maximize total return (capital appreciation and income).


Investment Strategy:                Under normal conditions, the Fund invests at
                                    least 80% of its net assets in equity
                                    securities of large capitalization
                                    companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Large cap companies are those with market capitalizations above $2 billion. In selecting individual investments for the Fund, the Sub-Adviser attempts to find under-valued stocks that offer the potential for both current income and capital appreciation. To find such a stock, the Sub-Adviser considers a company's financial strength, competitive position in its industry and projected future earnings and dividends. The Sub-Adviser normally will purchase the common stock of a company when it believes that the stock is under-valued compared to its true worth.


Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average total return. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.
                                    As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart and table below show the
                                    performance of the Fund-- both year-by-year and as an average over different periods of time. They represent the performance of the Fund's previous manager for the period prior to May 1, 2000. Since May 1, 2000, Putnam
                                    Investment Management LLC has been
                                    responsible for the Fund's day-to-day
                                    portfolio management. The bar chart and
                                    table demonstrate the variability of
                                    performance over time and provide an
                                    indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

7.08%    2.92%   37.48%    25.19%   24.98%    9.59%   -0.80%  12.64%   -2.40%
-----    -----   ------    -----    -----    ------   -----   ------   ------
1993     1994     1995     1996     1997      1998     1999    2000     2001


                Best Quarter            Worst Quarter

                   16.16%                  (18.06)%

                 (6/30/97)                (9/30/98)

        Average Annual Total Return (for Periods Ended December 31, 2001)

--------------------------------- ------------------ -------------------------
                                      Large Cap            Russell 1000
                                     Value Fund           Value Index(1)
--------------------------------- ------------------ -------------------------
1 Year......................           (2.40)%               (5.59)%
--------------------------------- ------------------ -------------------------
5 Year......................            8.35%                 11.13%
--------------------------------- ------------------ -------------------------
Since November 1, 1992(2)...           12.51%                 14.62%
--------------------------------- ------------------ -------------------------

(1) The Russell 1000 Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(2) Date OpCap Advisors, the Fund's previous manager, began managing the Fund's investments. Putnam Investment Management LLC replaced OpCap Advisors as manager of the Fund on May 1, 2000.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: LARGE CAP GROWTH FUND


Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        Franklin Advisers, Inc.

Investment Objective:               The investment objective of the Fund is to
                                    achieve long-term growth of capital (capital appreciation).


Investment Strategy:                Under normal conditions, the Fund invests at
                                    least 80% of its net assets in equity
                                    securities of large capitalization
                                    companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Large cap companies are those with market capitalization within the top 50% of companies in the Russell 1000
                                    Index at the time of purchase. The Russell
                                    1000 Index consists of the 1000 largest
                                    companies that have issued publicly traded securities. The Fund's strategy is to invest in companies across a wide range of industries that are expected to have above-average growth potential and that are believed to be highly competitive within their industry. The Sub-Adviser will seek companies that have exhibited above average growth, strong financial records and quality management. The Sub-Adviser may also consider sectors that have superior growth potential and the fast growing, innovative companies within these sectors. Although the Fund seeks investments across a number of sectors, it expects to have substantial positions in the technology sector
                                    (including health technology, electronic technology and technology services, and communications). In addition to investing in equity securities of large cap growth companies, the Fund may invest in a variety of other securities that the Sub-Adviser believes may help the Fund to achieve its objective of long-term growth of capital, including foreign securities.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above average long-term growth of capital. The
                                    Fund's value will change primarily with
                                    changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund invests in growth stocks, its share price may be more volatile than other types of investments.
                                    Also, to the extent that the Fund has
                                    significant investments in one or a few
                                    sectors, it bears more risk than a fund
                                    which maintains broad sector
                                    diversification. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole. The Fund's investments in foreign securities involve more risks than investing in U.S. securities. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The Fund commenced operations on May 1,
                                    2002, and therefore no performance
                                    information is presented.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: INDEX 500 FUND


Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        Wells Capital Management Incorporated

Investment Objective:               The Fund's investment objective is total
                                    return (capital appreciation and income) which corresponds to that of the Standard &
                                    Poor's Composite Index of 500 stocks.

Investment Strategy:                The Fund invests substantially all of its
                                    assets in securities listed in the S&P 500
                                    Index which is comprised of 500 selected securities (mostly common stocks). The
                                    Sub-Adviser does not actively manage the Fund's assets using traditional investment analysis. Instead, the Sub-Adviser invests in each company in the S&P 500 Index in proportion to its weighting in the Index. In this manner, the Sub-Adviser attempts to match the return of the S&P 500 as closely as possible.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the uncertainties of investing in common stocks in the hope of earning a return consistent with the S&P 500 Index. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. The Fund is also subject to the risk that the performance of the Fund may not correlate to that of the S&P 500 Index. In addition, the Fund is subject to the risk that the securities that comprise the S&P 500 may underperform other market segments or the equity markets as a whole. As with investing in other securities whose prices increase or decrease in market value, you may lose money investing in the Fund.

Performance Information:            The bar chart shows the Fund's performance
                                    for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance.
                                    The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance. Past performance does not necessarily indicate how the Fund will perform in the future.
                                    This performance information does not
                                    include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                    -11.98%
                                    -------
                                     2001



                 Best Quarter                 Worst Quarter

                    10.69%                       (7.85)%

                  (12/31/01)                   (12/31/00)


        Average Annual Total Return (for Periods Ended December 31, 2001)

--------------------------- ----------------------- ----------------------------
                                Index 500 Fund            S&P 500 Index(1)
--------------------------- ----------------------- ----------------------------
1 Year....................         (11.98)%                  (11.88)%
--------------------------- ----------------------- ----------------------------
Since May 1, 2000(2)......         (12.15)%                  (12.01)%
--------------------------- ----------------------- ----------------------------

(1) The S&P 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is an unmanaged capitalization-weighted index of 500 stocks representing all major industries. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(2) Date of inception.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: MID CAP GROWTH FUND


Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        Turner Investment Partners, Inc.

Investment Objective:               The investment objective of the Fund is to
                                    maximize capital appreciation.

Investment Strategy:                Under normal conditions, the Fund invests at
                                    least 80% of its net assets in equity
                                    securities of mid cap companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Mid cap companies have market capitalization in the range of those companies included in the Russell Midcap Index (currently $1.4 billion to $12 billion). The Fund will invest in securities of U.S. companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors. The Fund will attempt to maintain sector concentrations that approximate those of the Russell Midcap
                                    Growth Index. The Fund's exposure is
                                    generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the
                                    Russell Midcap Growth Index. Due to its
                                    investment strategy, the Fund may buy and sell securities frequently which may result in higher transaction costs.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation. The
                                    Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.
                                    As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart shows the Fund's performance
                                    for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance.
                                    The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance. Past performance does not necessarily indicate how the Fund will perform in the future.
                                    This performance information does not
                                    include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                    -28.11%
                                    -------
                                      2001


                 Best Quarter                 Worst Quarter

                    25.80%                      (32.07)%

                  (12/31/01)                    (9/30/01)


        Average Annual Total Return (for Periods Ended December 31, 2001)

---------------------------- ----------------------- ---------------------------
                              Mid Cap Growth Fund          Russell Midcap
                                                           Growth Index(1)
---------------------------- ----------------------- ---------------------------
1 Year....................          (28.11)%                  (20.15)%
---------------------------- ----------------------- ---------------------------
Since May 1, 2000(2)......          (24.23)%                  (23.14)%
---------------------------- ----------------------- ---------------------------

(1) The Russell Midcap Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(2) Date of inception.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: MID CAP VALUE FUND


Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        Neuberger Berman Management Inc.

Investment Objective:               The investment objective of the Fund is to
                                    achieve growth of capital.

Investment Strategy:                Under normal conditions, the Fund invests at
                                    least 80% of its net assets in equity
                                    securities of mid cap companies. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. Mid cap companies will have capitalization in the range of the Russell Midcap Index
                                    (currently $1.4 billion to $12 billion). In selecting individual securities, the
                                    Sub-Adviser seeks well-managed companies whose stock prices are under-valued. To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-Adviser may also consider the company's position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news. The Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser's target price, when it fails to perform as expected, or when other opportunities appear more attractive. The
                                    Sub-Adviser seeks to reduce risk by
                                    diversifying among many companies and
                                    industries.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital. The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.
                                    As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart shows the Fund's performance
                                    for its first complete year. The table shows performance for its first year and since inception, along with performance of a broad index used in comparing Fund performance.
                                    The information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of Fund performance. Past performance does not necessarily indicate how the Fund will perform in the future.
                                    This performance information does not
                                    include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

                                     -3.17%
                                     ------
                                      2001



                 Best Quarter                 Worst Quarter

                    14.55%                      (11.38)%

                   (9/30/00)                    (9/30/01)


        Average Annual Total Return (for Periods Ended December 31, 2001)

---------------------------- ----------------------- ---------------------------
                               Mid Cap Value Fund         Russell Midcap
                                                           Value Index(1)
---------------------------- ----------------------- ---------------------------
1 Year....................          (3.17)%                    2.33%
---------------------------- ----------------------- ---------------------------
Since May 1, 2000(2)......           11.56%                   11.68%
---------------------------- ----------------------- ---------------------------

(1) The Russell Midcap Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(2) Date of inception.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: STRATEGIC VALUE FUND


Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        Lord, Abbett & Co.

Investment Objective:               The investment objective of the Fund is to
                                    achieve growth of capital.


Investment Strategy:                Under normal conditions, the Fund invests
                                    its net assets, plus the amount of any
                                    borrowings for investment purposes,
                                    primarily in equity securities of mid cap companies with market capitalization in the approximate range of $500 million to $10 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks and warrants. In selecting investments, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. Generally, the Fund, using a value approached, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for the company's products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.


Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital. The Fund's value will change primarily with the changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in mid-cap stocks may entail special risks. The prices of mid-cap stocks may be more volatile than investments in larger, more established companies. In addition, the Fund is subject to the risks that its principal market segment, medium capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.
                                    As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The Fund commenced operations on May 1,
                                    2002, and therefore no performance
                                    information is presented.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: EMERGING GROWTH FUND


Investment Adviser:                 Independence Capital Management, Inc.

Sub-Adviser:                        RS Investment Management, Inc.

Investment Objective:               The investment objective of the Fund is
                                    capital appreciation.

Investment Strategy:                Under normal conditions, the Fund invests
                                    primarily in common stocks of emerging
                                    growth companies. In selecting the Fund's investments, the Sub-Adviser seeks companies that have the potential, based on superior products or services, operating characteristics, and financial capabilities, for growth more rapid than the overall economy. The Sub-Adviser considers a company's rate of earnings growth and the quality of management, the return on equity, and the financial condition of the company.
                                    In addition to these factors, the
                                    Sub-Adviser focuses on companies that enjoy a competitive advantage in the marketplace.
                                    The Sub-Adviser emphasizes companies in
                                    those sectors of the economy that are
                                    experiencing rapid growth.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of earning above-average capital appreciation.
                                    The Fund's value will change with changes in the prices of the investments held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. In addition, the Fund is subject to the risk that its principal market segment, small capitalization emerging growth companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart and table below show the
                                    performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.



                   35.70%   185.03%  -28.54%   -15.84%
                   ------   ------   ------    -------
                    1998     1999     2000      2001



                 Best Quarter                 Worst Quarter

                    76.17%                      (30.67)%

                  (12/31/99)                    (9/30/01)


               Average Annual Total Return (for Periods Ended December 31, 2001)

-------------------------- ----------------------- ----------------------------
                            Emerging Growth Fund   Russell 2000 Growth Index(1)
-------------------------- ----------------------- ----------------------------
1 Year....................        (15.84)%                   (9.23)%
-------------------------- ----------------------- ----------------------------
Since May 1, 1997(2)......         28.60%                     5.81%
-------------------------- ----------------------- ----------------------------

(1) The Russell 2000 Growth Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(2) Date of inception.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: SMALL CAP VALUE FUND


Investment Adviser:                 Independence Capital Management, Inc.


Sub-Adviser:                        Royce & Associates, LLC


Investment Objective:               The investment objective of the Fund is to
                                    seek capital appreciation.


Investment Strategy:                Under normal circumstances, the Fund invests
                                    at least 80% of its assets in common stocks of small-cap companies. Investors will be given 60 days' advance notice of any change in this policy. Small cap companies have market capitalization in the range of the Russell 2000 (currently under $1.4 billion).
                                    The Russell 2000 Index measures the
                                    performance of the 2000 smallest companies in the Russell 3000 Index. The Russell 3000
                                    Index consists of the 3000 largest companies that have publicly issued securities. The
                                    Fund will attempt to take advantage of what the Sub-Adviser believes are opportunistic situations for under-valued securities. Such opportunities may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset value or under-valued growth companies.


Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation. The
                                    Fund's value will change primarily with
                                    changes in the prices of the stocks and
                                    other investments held by the Fund. The
                                    prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation.

                                    In addition to the general risks of common stocks, an investment in small-cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. These risks are even greater for the micro-cap companies that the Fund owns. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

                                    The Fund's ability to achieve its goal will depend largely on the Sub-Adviser's skill in selecting the Fund's investments using its opportunistic approach. In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart and table below show the
                                    performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund's previous manager. Since May 1, 2000,
                                    Royce & Associates, LLC has been responsible for the Fund's day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.



               19.76%   23.02%   -9.16%    -1.33%   13.73%   16.75%
               ------   ------   ------    ------   ------   ------
                1993     1994     1995      1999     2000     2001



                     Best Quarter            Worst Quarter

                        22.26%                  (19.87%)

                      (12/31/01)               (9/30/01)


Average Annual Total Return (for Periods Ended December 31, 2001)

-------------------------------------- ------------------- ---------------------
                                        Small Cap Value     Russell 2000 Value
                                              Fund               Index(1)
-------------------------------------- ------------------- ---------------------
1 Year..............................         16.75%               14.03%
-------------------------------------- ------------------- ---------------------
5 Years.............................          7.92%               11.21%
-------------------------------------- ------------------- ---------------------
Since March 1, 1995(2)..............         10.48%               14.44%
-------------------------------------- ------------------- ---------------------

(1) The Russell 2000 Value Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(2) Date of Inception. Royce & Associates, LLC became the new manager of the Fund on May 1, 2000.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: INTERNATIONAL EQUITY FUND


Investment Adviser:                 Independence Capital Management, Inc.


Sub-Adviser:                        Vontobel Asset Management, Inc.


Investment Objective:               The investment objective of the Fund is to
                                    achieve capital appreciation.


Investment Strategy:                Under normal conditions, the Fund invests at
                                    least 80% of its net assets in equity
                                    securities, such as common stocks, preferred stocks, convertible bonds and preferred stocks, and warrants. Investors in the Fund will be given 60 days' advance notice of any changes to this policy. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin.
                                    The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain,
                                    Portugal, Finland, Ireland, Belgium, the
                                    Netherlands, Luxembourg and Austria), the
                                    United Kingdom, Denmark, Sweden,
                                    Switzerland, Norway, Japan, Hong Kong,
                                    Australia, New Zealand and Singapore. The
                                    Sub-Adviser employs bottom-up stock and
                                    business analysis to identify high-quality growth companies Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders. The Sub-Adviser's goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific
                                    Basin. With approximately 70-90 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and five sectors at all times. The Fund may also invest in securities of companies in emerging and developing markets.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S.
                                    economy or similar issuers located in the United States. Further, in addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Foreign markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.
                                    The Fund's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The bar chart and table below show the
                                    performance of the Fund both year-by-year and as an average over different periods of time. They demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.




38.14%   -6.31%   13.80%    16.87%   10.41%   18.85%    45.78%  -18.67%  -28.12%
------   ------   ------    -----    -----    ------    -----   ------    -----
 1993     1994     1995     1996     1997      1998     1999     2000      2001





                 Best Quarter                   Worst Quarter

                    32.31%                        (18.69)%

                  (12/31/99)                      (3/31/01)


        Average Annual Total Return (for Periods Ended December 31, 2001)

------------------------------ --------------------------- ---------------------
                                  International Equity       MSCI EAFE Index(1)
                                          Fund
------------------------------ --------------------------- ---------------------
1 Year.......................           (28.12)%                 (21.21)%
------------------------------ --------------------------- ---------------------
5 Year.......................            2.25%                     1.17%
------------------------------ --------------------------- ---------------------
Since November 2, 1992(2)....            7.63%                     6.60%
------------------------------ --------------------------- ---------------------

(1) The Morgan Stanley Capital International EAFE Index is an unmanaged index that is a widely recognized benchmark of International Equity performance. The index is a passive measure of equity market returns.
    It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(2) Date of Inception.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY: REIT FUND


Investment Adviser:                 Independence Capital Management, Inc.


Sub-Adviser:                        Heitman Real Estate Securities LLC.


Investment Objective:               The investment objective of the Fund is to
                                    achieve a high total return consistent with reasonable investment risks.

Investment Strategy:                Under normal conditions, the Fund invests at
                                    least 80% of its net assets in equity
                                    securities of real estate investment trusts
                                    ("REITs"). Investors in the Fund will be given 60 days' advance notice of any changes to this policy. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT may invest in real estate such as shopping centers, office buildings, apartment complexes, hotels and casinos. In addition, the Fund may invest up to 20% of its total assets in equity securities of (i) companies not principally engaged in the real estate business, but which are engaged in businesses related to real estate, such as manufacturers and distributors of building supplies, financial institutions that make or service mortgages; and (ii) companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies. The
                                    Sub-Adviser intends to buy securities that are selling at a discount to its underlying market value of the underlying real estate.
                                    The Sub-Adviser will re-evaluate and
                                    consider selling securities that become
                                    overvalued or no longer contain these
                                    fundamental characteristics. The Fund
                                    anticipates that approximately 10% to 15% of the REITs it holds will have operating histories of less than three years.

Risks of Investing:                 An investment in the Fund may be appropriate
                                    for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio. The prices of the securities held in the Fund will fluctuate. Price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. REITs may expose the Fund to risks similar to those associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders. The Fund is concentrated, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more that if the Fund did not concentrate its investments. Although the
                                    Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Performance Information:            The Fund commenced operations on May 1,
                                    2002, and therefore no performance
                                    information is presented.

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PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Temporary Investing: When a Fund's Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, may invest without limit in money market instruments and other short-term fixed income securities. If they incorrectly predict the effects of these changes, such defensive investments may adversely affect Fund performance.

Portfolio Turnover: Consistent with their investment objectives, the Funds may sell securities without regard to the effect on portfolio turnover. A high rate of portfolio turnover may result in increased transaction costs.

Index 500 Fund: "S&P 500 Index" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Index 500 Fund.

MANAGEMENT

Investment Adviser


Independence Capital Management, Inc. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $10.8 billion. ICMI was organized in June 1989 and, in addition to serving as investment adviser to the Funds, also serves as investment adviser to corporate and pension fund accounts. Its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044 and Five Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087. As of December 31, 2001, ICMI serves as investment adviser for over $2 billion of investment assets.


ICMI provides day-to-day portfolio management services for the Money Market, Limited Maturity Bond, Quality Bond, Core Equity, and Growth Equity Funds.


Richardson T. Merriman, Senior Vice President of Independence Capital Management, Inc. and Nils L. Berglund, Vice President of Independence Capital Management, Inc., are primarily responsible for the day-to-day management of the Growth Equity Fund. Mr. Merriman has been responsible for management of the Growth Equity Fund since 1995, assisted by Mr. Berglund. In addition to serving as officers of Independence Capital Management, Inc., Messrs. Merriman and Berglund serve as President and Senior Vice President, respectively, of The Pennsylvania Trust Company, a wholly-owned subsidiary of Penn Mutual.


JoAnne T. Fredericks and George C. McFarland, Jr., Vice Presidents of Independence Capital Management, Inc., are primarily responsible for the day-to-day management of the Core Equity Fund. Ms. Fredericks has also served as Senior Vice President of The Pennsylvania Trust Company since April 2000 and prior thereto, was Senior Vice President at First Investment Advisors, a division of First Union Bank. Mr. McFarland has also served as Vice President of The Pennsylvania Trust Company since April 1998 and prior thereto, was an attorney at High, Swartz, Roberts & Seidel LLP, Norristown, PA.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., manages the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000. Mr. Sherman is Executive Vice President and Chief Investment Officer of Penn Mutual; prior to May 1996, he was Vice President, Fixed Income Portfolio Management, Penn Mutual.

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PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------

In addition, ICMI provides investment management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth Fund, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value Fund, Small Cap Value, Emerging Growth, International Equity, and REIT Funds through sub-advisers that are specially selected and qualified to manage the Funds.

Manager of Managers Structure. ICMI acts as "manager of manager" for the Funds. In this capacity, ICMI has hired sub-advisers to manage the assets of the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value Fund, Small Cap Value, Emerging Growth, International Equity, and REIT Funds. ICMI remains responsible for the performance of these Funds as it recommends hiring or changing sub-advisers to the Company's Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. ICMI oversees the sub-advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.


Shareholders of the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Emerging Growth, Strategic Value Fund, Small Cap Value, International Equity and REIT Funds have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire and terminate sub-advisers without shareholder approval.


ICMI currently manages the assets of the Money Market, Quality Bond, Core Equity and Growth Equity Funds. While it has no present intention to do so, shareholders of these Funds have authorized ICMI, subject to the supervision and approval of the Company's Board of Directors, to hire sub-advisers without shareholder approval.

Shareholders of the Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds may, in the future, be asked to approve a proposal authorizing ICMI subject to the supervision and approval of the Company's Board of Directors, to hire, terminate and replace sub-advisers without shareholder approval.

Sub-Advisers


T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 2001, Price Associates and its affiliates managed more than $156 billion of assets for over eight million individual and institutional accounts.


Stephen W. Boesel, Managing Director of Price Associates, is Chairman of the Investment Advisory Committee that manages the Flexibly Managed Fund. Mr. Boesel has day-to-day responsibility for managing the Fund and works with the Committee is developing and executing the Fund's investment program. Mr. Boesel has been managing investments since joining Price Associates in 1973.


Mark J. Vaselkiv, Managing Director of Price Associates, is Chairman of the Investment Advisory Committee that manages the High Yield Bond Fund. Mr. Vaselkiv has day-to-day responsibility for managing the Fund and has worked with the Committee in developing and executing the Fund's investment program since 1996. During the past five years, he has been a Vice President and a portfolio manager in the taxable bond department of Price Associates.

Putnam Investment Management LLC. Putnam Investment Management LLC ("Putnam") is sub-adviser to the Large Cap Value Fund. As sub-adviser, Putnam provides investment management services to the Fund. Putnam is located at One Post Office Square, Boston, Massachusetts, 02109. As of December 31, 2001, Putnam and its affiliates had approximately $314 billion in assets under management.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------


The Putnam Large Cap Value Team has joint and primary responsibility for the day-to-day management of the Large Cap Value Fund.

Franklin Advisers, Inc. Franklin Advisers, Inc. ("Franklin Advisers") is the sub-adviser to the Large Cap Growth Fund. As sub-adviser, Franklin Advisers provides investment management to the Fund. Franklin Advisers, an indirect wholly-owned subsidiary of Franklin Resources, Inc., is located at One Franklin Parkway, San Mateo, California, 94003-1906. As of December 31, 2001, Franklin Advisers and its affiliates had approximately $266 billion in assets under management.


Kent Shepherd and William Hawes are primarily responsible for the day-to day portfolio management of the Large Cap Growth Fund. Mr. Shepard has been a manager of the Fund since April 1999, and has been with Franklin Advisers since 1991. Mr. Hawes has been a manager of the Fund since January 1, 2001. He joined Franklin Advisers in 1998. Previously, he was with North American Mortgage Company.


Lord, Abbett & Co. Lord, Abbett & Co. ("Lord Abbett") is sub-adviser to the Strategic Value Fund. As sub-adviser, Lord Abbett provides day-to day portfolio management services to the Fund. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $42 billion in more than 40 mutual fund portfolios and other advisory accounts as of December 31, 2001.


Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Edward von der Linde is primarily responsible for the day-to day portfolio management services to the Fund. Mr. von der Linde, Partner and Portfolio Manager, joined Lord Abbett in 1988, and has been in the investment business since 1985.


Heitman Real Estate Securities LLC. Heitman Real Estate Securities LLC ("Heitman") is sub-adviser to the REIT Fund. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 180 North LaSalle Street, Suite 3600, Chicago, Illinois, 60601. Heitman is wholly owned by Heitman Financial LLC, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation). Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of December 31, 2001, Heitman had approximately $927 million in assets under management.

Timothy J. Pire, Reagan A. Pratt, Larry S. Antonatos and Jerome W. Ehlinger are primarily responsible for the day-to-day management of the Fund. Timothy J. Pire, CFA, is Managing Director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as Vice President and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Reagan A. Pratt is Senior Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pratt served as Vice President of investment research for Heitman Capital Management in Chicago from 1994 to 1997.

Larry S. Antonatos is Senior Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining Heitman, Mr. Antonatos served as Associate Director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund Manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------

Jerome W. Ehlinger, CFA is Senior Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Ehlinger also oversees Heitman's trading positions. Prior to joining Heitman, Mr. Ehlinger was Senior Associate with Morgan Stanley Dean Witter, where was responsible for the investigation, analysis and investment recommendation of publicly traded REITs (1996-2000). Mr. Ehlinger also worked in Morgan Stanley Dean Witter's equity research department where in addition to the above responsibilities, he worked with the company's investment bankers on secondary and initial public offerings for publicly traded REITs.


Wells Capital Management Incorporated. Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund. As sub-adviser, Wells provides day-to-day portfolio management services to the Fund. Wells is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. As of December 31, 2001, Wells and its affiliates had approximately $106 billion in assets under management.


David D. Sylvester and Laurie R. White have primary responsibility for the day-to-day management of the Index 500 Fund. Mr. Sylvester is an Executive Vice President at Wells and has been affiliated with Wells or its affiliates since 1979. Ms. White has been a Managing Director at Wells and has been affiliated with Wells or its affiliates since 1991.


Turner Investment Partners, Inc. Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund. As sub-adviser, Turner provides investment management services to the Fund. Turner is located at 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania, 19312. As of December 31, 2001, Turner had approximately $9 billion in assets under management.


Chris McHugh, Bill McVail and Robert Turner are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh is Senior Equity Fund Portfolio Manager of Turner and joined Turner in 1990. Mr. McVail is Senior Equity Portfolio Manager of Turner and joined Turner in 1998. Prior to 1998, Mr. McVail was Portfolio Manager at PNC Equity Advisors. Mr. Turner founded Turner in 1990 and serves as Turner's Chairman and Chief Investment Officer.


Neuberger Berman Management, Inc. Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund. As sub-adviser, Neuberger Berman provides investment management services to the Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158. As of December 31, 2001, Neuberger Berman and its affiliates had approximately $59 billion in assets under management.


Robert I. Gendelman is primarily responsible for the day-to-day management of the Mid Cap Value Fund's assets. Mr. Gendelman is a Vice President of Neuberger Berman and is a Managing Director of Neuberger Berman, LLC. Mr. Gendelman has been a portfolio manager with Neuberger Berman since 1994.

Andrew B. Wellington is a Vice President of Neuberger Berman and is a Vice President of Neuberger Berman, LLC. Mr. Wellington has been an Associated Portfolio Manager with Neuberger Berman since 2001. From 1996 to 2001 he was a portfolio manager and Senior Research Analyst with Pzena Investment Management.


Royce & Associates, LLC Royce & Associates, LLC ("Royce") is sub-adviser to the Small Cap Value Fund. As sub-adviser, Royce provides investment management services to the Fund. Royce is located at 1414 Avenue of the Americas, New York, New York, 10019. As of December 31, 2001, Royce had approximately $6 billion in assets under management.


Boniface A. Zaino has primary responsibility for the day-to-day investment management of the Fund. Mr. Zaino is a Managing Director and Senior Portfolio Manager at Royce. He joined Royce in 1998 from Trust Company of the West where he was Group Managing Director since 1984.

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PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------


RS Investment Management, Inc. (formerly, Robertson Stephens Investment Management, Inc.) RS Investment Management, Inc. ("RSIM") is sub-adviser to the Emerging Growth Fund. As sub-adviser, RSIM provides day-to-day portfolio management services to the Fund. RSIM is located at 388 Market Street, San Francisco, California, 94111. As of December 31, 2001, RSIM managed more than $7 billion for individual and institutional clients.


James Callinan, Portfolio Manager of RSIM, is responsible for managing the Emerging Growth Fund. Mr. Callinan has more than ten years of investment research and management experience. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as Portfolio Manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Chartered Financial Analyst.


Vontobel Asset Management, Inc. Vontobel Asset Management, Inc. ("Vontobel") is sub-adviser to the International Equity Fund. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York, 10022. As of December 31, 2001, Vontobel managed assets of over $1.6 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $40 billion under management.

Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel's global equity portfolios. Prior thereto, he served as an analyst with Swiss Bank Corporation, New York.


Expenses and Limitations

The Funds bear all expenses of its operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator's fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors' fees and expenses.

The investment adviser, the investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. The contractual expense limitations for the Funds are as follows:

-------------------------------- --------------------------- --------------------------- ---------------------------
             Fund                    Expense Limitation                 Fund                 Expense Limitation
-------------------------------- --------------------------- --------------------------- ---------------------------
         Money Market                      0.80%                  Large Cap Value                  1.00%
-------------------------------- --------------------------- --------------------------- ---------------------------
     Limited Maturity Bond                 0.90%*                    Index 500                     0.40%*
-------------------------------- --------------------------- --------------------------- ---------------------------
         Quality Bond                      0.90%                   Mid Cap Growth                  1.00%
-------------------------------- --------------------------- --------------------------- ---------------------------
        High Yield Bond                    0.90%                   Mid Cap Value                   1.00%
-------------------------------- --------------------------- --------------------------- ---------------------------
       Flexibly Managed                    1.00%                  Emerging Growth                  1.15%
-------------------------------- --------------------------- --------------------------- ---------------------------
          Core Equity                      1.00%                  Small Cap Value                  1.15%
-------------------------------- --------------------------- --------------------------- ---------------------------
         Growth Equity                     1.00%                International Equity               1.50%
-------------------------------- --------------------------- --------------------------- ---------------------------
       Large Cap Growth                    1.00%                     REIT Fund                     1.25%
-------------------------------- --------------------------- --------------------------- ---------------------------
        Strategic Value                    1.25%
-------------------------------- --------------------------- -------------------------------------------------------

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PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------


* Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund's total expenses do not exceed 0.65% and the Index 500 Fund's total expenses do not exceed 0.25%.


All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed, High Yield Bond, and Emerging Growth Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Equity, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Core Equity, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value Fund and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.


For the year ended December 31, 2001, the Funds paid ICMI a fee based on the average daily net assets of the Fund, at the following annual rate: Money Market
Fund: 0.19%; Quality Bond Fund: 0.34%; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Growth Equity Fund: 0.62%; Large Cap Value Fund: 0.60%; Emerging Growth Fund: 0.73%; Small Cap Value Fund: 0.83%; International Equity
Fund: 0.85%, Limited Maturity Bond Fund: 0.30%; Core Equity Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; and Mid Cap Value Fund: 0.55%.


The Large Cap Growth, Strategic Value and REIT Funds began operations on May 1, 2002 and did not pay a fee to ICMI as of December 31, 2001.

ACCOUNT POLICIES

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

The Funds offer their shares only to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share ("NAV") next determined after receipt of the purchase order. NAV for one share is the value of that share's portion of all of the assets in the Portfolio. The Fund determines the NAV for the Funds (except for the Money Market Fund) as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.

How the Funds Calculate NAV

In calculating NAV, the Funds (except for the Money Market Portfolio) generally value their portfolio securities at their market prices. If market prices are unavailable or the Funds think that they are unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds' investments may change on days when you cannot purchase or sell Fund shares. The Money Market Portfolio values its assets by the amortized cost method, which approximates market value.

Dividends and Distributions

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PENN SERIES FUNDS, INC.
--------------------------------------------------------------------------------

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Portfolio which will be made monthly.

Taxes


Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. The Funds expect all net investment income and net realized capital gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.


Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.


Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. More information about taxes is in the Statement of Additional Information.

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PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                             Year Ended December 31,
                                                                             -----------------------
                                                      2001          2000            1999            1998             1997
                                                   -----------   -----------    -------------   -------------    -------------
Net asset value, beginning of year.........      $       1.00  $       1.00   $         1.00  $         1.00   $         1.00
                                                   -----------   -----------    -------------   -------------    -------------

Income from investment operations:
Net investment income......................              0.04          0.06             0.05            0.05             0.05
                                                   -----------   -----------    -------------   -------------
                                                                                                                 -------------
   Total from investment operations........              0.04          0.06             0.05            0.05             0.05
                                                   -----------   -----------    -------------   -------------    -------------

Less dividends:
Dividends from net investment income.......            (0.04)        (0.06)           (0.05)          (0.05)           (0.05)
                                                   -----------   -----------    -------------   -------------    -------------
Total dividends............................            (0.04)        (0.06)           (0.05)          (0.05)           (0.05)
                                                   -----------   -----------    -------------   -------------    -------------
Net asset value, end of year...............      $       1.00  $       1.00   $         1.00  $         1.00   $         1.00
                                                   ===========   ===========    =============   =============    =============
   Total return............................             4.00%         5.99%            4.66%           5.00%            5.15%

Ratios/Supplemental data:
Net assets, end of year (in thousands).....      $    128,408  $     94,045   $       86,581  $       53,626   $       37,476
                                                   ===========   ===========    =============   =============    =============
Ratio of expenses to average net assets....             0.50%         0.58%            0.72%           0.72%            0.70%
                                                   ===========   ===========    =============   =============    =============
Ratio of net investment income to average net           3.78%         5.89%            4.60%           4.88%            5.04%
assets..........................                   ===========   ===========    =============   =============    =============

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PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LIMITED MATURITY BOND FUND


The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                                           Year or Period Ended December 31,
                                                                                           ---------------------------------
                                                                                              2001                   2000*
                                                                                        -----------------       ----------------
Net asset value, beginning of year..................................................  $            10.13      $           10.00
                                                                                        -----------------       ----------------

Income from investment operations:
Net investment income...............................................................                0.40                   0.41
Net realized and unrealized gain on investment transactions.........................                0.27                   0.30
                                                                                        -----------------       ----------------
   Total from investment operations.................................................                0.67                   0.71
                                                                                        -----------------       ----------------

Less distributions:
Dividends from net investment income................................................              (0.40)                 (0.41)
Distribution from net realized gains................................................              (0.05)                 (0.17)
                                                                                        -----------------       ----------------
   Total distributions..............................................................              (0.45)                 (0.58)
                                                                                        -----------------       ----------------
Net asset value, end of period or year..............................................  $            10.35                  10.13
                                                                                        =================       ================
   Total return.....................................................................               6.64%                  7.18% (b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)....................................  $           18,376      $          10,898
                                                                                        =================       ================
Ratio of expenses to average net assets.............................................               0.74% (c)              0.71% (a)
                                                                                        =================       ================
Ratio of net investment income to average net assets................................               4.96% (c)              6.01% (a)
                                                                                        =================
                                                                                                                ================
Portfolio turnover rate.............................................................              173.9%                 331.6%
                                                                                        =================       ================


* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.


(a)  Annualized
(b)  Not annualized
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93% for the year ended December 31, 2001.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE QUALITY BOND FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                                  Year Ended December 31,
                                                                                  -----------------------
                                                              2001            2000           1999          1998             1997
                                                           ------------    -----------     ----------   ------------     -----------
Net asset value, beginning of year.....................  $       10.33   $      10.40    $     10.40  $       10.20    $      10.00
                                                           ------------    -----------     ----------   ------------     -----------


Income from investment operations:
Net investment income..................................           0.51           0.52           0.54           0.51            0.60
Net realized and unrealized gain (loss) on investment             0.41           0.66         (0.54)           0.53            0.20
transactions...........................................
                                                           ------------    -----------     ----------   ------------     -----------
   Total from investment operations....................           0.92           1.18           0.00           1.04            0.80
                                                           ------------    -----------     ----------   ------------     -----------

Less distributions:
Dividend from net investment income....................         (0.51)         (1.06)           0.00         (0.51)          (0.60)
Distribution from net realized gain....................         (0.35)         (0.17)           0.00         (0.33)            0.00
Distribution in excess of net realized gain............           0.00         (0.02)           0.00           0.00            0.00
                                                           ------------    -----------     ----------   ------------     -----------
   Total distributions.................................         (0.86)         (1.25)           0.00         (0.84)          (0.60)
                                                           ------------    -----------     ----------   ------------     -----------
Net asset value, end of year...........................  $       10.39   $      10.33    $     10.40  $       10.40    $      10.20
                                                           ============    ===========     ==========   ============     ===========
   Total return........................................          8.91%         12.00%          0.00%         10.17%           8.03%

Ratios/Supplemental data:
Net assets, end of year (in thousands).................  $     123,569   $     96,073    $    55,975  $      53,505    $     40,077
                                                           ============    ===========     ==========   ============     ===========
Ratio of expenses to average net assets................          0.65%          0.68%          0.77%          0.77%           0.75%
                                                           ============    ===========     ==========   ============     ===========
Ratio of net investment income to average net assets...          5.23%          5.92%          5.21%          5.26%           5.87%
                                                           ============    ===========     ==========   ============     ===========
Portfolio turnover rate................................         930.7%       1,046.5%         815.1%         477.2%          317.3%
                                                           ============    ===========     ==========   ============     ===========

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                                  Year Ended December 31,
                                                                                -----------------------
                                                           2001            2000           1999             1998            1997
                                                       --------------    ---------     -----------      -----------
Net asset value, beginning of year.................. $          7.45   $     9.58    $       9.19     $       9.52    $        8.91
                                                       --------------    ---------     -----------      -----------     ------------

Income (loss) from investment operations:
Net investment income...............................            0.72         0.91            0.89             0.79             0.80
Net realized and unrealized gain (loss) on                    (0.20)       (1.24)          (0.50)           (0.33)             0.61
investment transactions.............................
                                                       --------------    ---------     -----------      -----------     ------------
   Total from investment operations.................            0.52       (0.33)            0.39             0.46             1.41
                                                       --------------    ---------     -----------      -----------     ------------

Less distributions:
Dividend from net investment income.................          (0.72)       (1.80)            0.00           (0.79)           (0.80)
                                                       --------------    ---------     -----------      -----------     ------------
   Total distributions..............................          (0.72)       (1.80)            0.00           (0.79)           (0.80)
                                                       --------------    ---------     -----------      -----------     ------------
Net asset value, end of year........................ $          7.25   $     7.45    $       9.58     $       9.19    $        9.52
                                                       ==============    =========     ===========      ===========     ============
   Total return.....................................           6.92%      (3.69)%           4.24%            4.75%           15.78%

Ratios/Supplemental data:
Net assets, end of year (in thousands).............. $        60,577   $   51,150    $     69,928     $     69,003    $      59,138
                                                       ==============    =========     ===========      ===========     ============
Ratio of expenses to average net assets.............           0.87% (a)    0.87% (a)       0.85%            0.82%            0.81%
                                                       ==============    =========     ===========      ===========     ============
Ratio of net investment income to average net assets           9.57% (a)   10.07% (a)       9.11%            8.30%            8.96%
                                                       ==============    =========     ===========      ===========     ============
Portfolio turnover rate.............................           77.0%        65.4%           78.2%            82.7%           111.3%
                                                       ==============    =========     ===========      ===========     ============

(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91% and the ratio of net investment income to average net assets would have been 9.56% and 10.04% for the years ended December 31, 2001 and 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.



                                                                                     Year Ended December 31,
                                                                                     -----------------------
                                                                  2001           2000          1999          1998           1997
                                                                  ----           ----          ----          ----           ----
Net asset value, beginning of year..........................  $     19.76    $    19.62    $     18.31  $      19.83   $       18.74
                                                              -----------    ----------    -----------  ------------   -------------
Income from investment operations:
Net investment income.......................................         0.60          0.58           0.67          0.60            0.61
Net realized and unrealized gain on investment transactions.         1.44          3.26           0.64          0.61            2.33
                                                              -----------    ----------    -----------  ------------   -------------
   Total from investment operations.........................         2.04          3.84           1.31          1.21            2.94
                                                              -----------    ----------    -----------  ------------   -------------

Less distributions:
Dividend from net investment income.........................       (0.59)        (1.33)           0.00        (0.60)          (0.61)
Distribution from net realized gains........................       (1.18)        (2.37)           0.00        (2.13)          (1.24)
                                                              -----------    ----------    -----------  ------------   -------------
   Total distributions......................................       (1.77)        (3.70)           0.00        (2.73)          (1.85)
                                                              -----------    ----------    -----------  ------------   -------------
Net asset value, end of year................................  $     20.03    $    19.76    $     19.62  $      18.31   $       19.83
                                                              ===========    ==========    ===========  ============   =============
   Total return.............................................       10.34%        22.22%          7.15%         6.09%          15.65%

Ratios/Supplemental data:
Net assets, end of year (in thousands)......................  $   478,237    $  432,379    $   482,856  $    545,486   $     516,139
                                                              ===========    ==========    ===========  ============   =============
Ratio of expenses to average net assets.....................        0.87%         0.83%          0.76%         0.76%           0.76%
                                                              ===========    ==========    ===========  ============   =============
Ratio of net investment income to average net assets........        2.89%         2.92%          3.25%         2.78%           3.10%
                                                              ===========    ==========    ===========  ============   =============
Portfolio turnover rate.....................................        33.6%         30.6%          31.0%         48.0%           37.1%
                                                              ===========    ==========    ===========  ============   =============

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE CORE EQUITY FUND*

The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                              Year or Period Ended December 31,
                                                                                              ---------------------------------
                                                                                                 2001                2000**
                                                                                            ---------------       --------------
Net asset value, beginning of year....................................................... $           8.74      $         10.00
                                                                                            ---------------       --------------

Income (loss) from investment operations:
Net investment gain......................................................................             0.04                 0.03
Net realized and unrealized loss on investment transactions..............................           (1.65)               (0.86)
                                                                                            ---------------       --------------
   Total from investment operations......................................................           (1.61)               (0.83)
                                                                                            ---------------       --------------

Less distributions:
Dividends from net investment income.....................................................           (0.05)               (0.03)
Distribution from net realized gain......................................................             0.00                 0.00
Distribution in excess of net realized gains.............................................           (0.12)               (0.40)
                                                                                            ---------------       --------------
   Total distributions...................................................................           (0.17)               (0.43)
                                                                                            ---------------       --------------
Net asset value, end of period or year................................................... $           6.96      $          8.74
                                                                                            ===============       ==============
   Total return..........................................................................         (18.62)%              (8.38)% (b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)......................................... $         20,165      $        30,099
                                                                                            ===============       ==============
Ratio of expenses to average net assets..................................................            0.91% (c)            0.81% (a)
                                                                                            ===============       ==============
Ratio of net investment income to average net assets.....................................            0.56% (c)            0.36% (a)
                                                                                            ===============       ==============
Portfolio turnover rate..................................................................           145.9%                91.6%
                                                                                            ===============       ==============


*Prior to May 1, 2002, the Core Equity Fund was named the Growth and Income
 Fund.

**For the period from May 1, 2000 (commencement of operations) through December
  31, 2000.


(a)  Annualized
(b)  Not annualized
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.92%, and the ratio of net investment income to average net assets would have been 0.55% for the year ended December 31, 2001.

--------------------------------------------------------------------------------
PENN SERIES FUND, INC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE GROWTH EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                                  Year Ended December 31,
                                                                                  -----------------------
                                                               2001          2000             1999          1998           1997
                                                             ----------    ----------       ---------     ----------    ------------
Net asset value, beginning of year.......................  $     20.19   $     41.41      $    30.88    $     24.37   $       21.46
                                                             ----------    ----------       ---------     ----------    ------------

Income (loss) from investment operations:
Net investment income....................................         0.00        (0.08)          (0.05)           0.02            0.10
Net realized and unrealized gain (loss) on investment
transactions.............................................       (5.12)        (9.36)           10.58          10.12            5.64
                                                             ----------    ----------       ---------     ----------    ------------
   Total from investment operations......................       (5.12)        (9.44)           10.53          10.14            5.74
                                                             ----------    ----------       ---------     ----------    ------------

Less distributions:
Dividend from net investment income......................         0.00          0.00            0.00         (0.02)          (0.10)
Distribution from net realized gains.....................         0.00        (7.69)            0.00         (3.61)          (2.73)
Distribution in excess of net realized gains.............         0.00        (4.09)            0.00           0.00            0.00
                                                             ----------    ----------       ---------     ----------    ------------
   Total distributions...................................         0.00       (11.78)            0.00         (3.63)          (2.83)
                                                             ----------    ----------       ---------     ----------    ------------
Net asset value, end of year.............................  $     15.07   $     20.19      $    41.41    $     30.88   $       24.37
                                                             ==========    ==========       =========     ==========    ============
   Total return..........................................     (25.34)%      (26.10)%          34.10%         41.67%          26.74%

Ratios/Supplemental data:
Net assets, end of year (in thousands)...................  $   186,696   $   216,016      $  284,263    $   195,692   $     136,058
                                                             ==========    ==========       =========     ==========    ============

Ratio of expenses to average net assets..................        0.92%         0.84%           0.73%          0.76%           0.77%
                                                             ==========    ==========       =========     ==========    ============
Ratio of net investment income to average net assets.....        0.02%       (0.27)%         (0.14)%          0.08%           0.39%
                                                             ==========    ==========       =========     ==========    ============
Portfolio turnover rate..................................       276.2%        309.3%          209.1%         161.3%          169.1%
                                                             ==========    ==========       =========     ==========    ============

--------------------------------------------------------------------------------
PENN SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE LARGE CAP VALUE FUND*

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                             Year Ended December 31,
                                                                             -----------------------
                                                            2001           2000          1999           1998           1997
                                                         -----------    -----------   -----------    -----------    ------------
Net asset value, beginning of year................     $      18.07   $      22.21  $      22.39   $      22.55   $       19.32
                                                         -----------    -----------   -----------    -----------    ------------

Income (loss) from investment operations:
Net investment income.............................             0.23           0.26          0.21           0.31            0.29
     Net realized and unrealized gain (loss) on
     investment transactions..................... .           (0.66)          2.10        (0.39)           1.85            4.53
                                                         -----------    -----------   -----------    -----------    ------------
   Total from investment operations...............            (0.43)          2.36        (0.18)           2.16            4.82
                                                         -----------    -----------   -----------    -----------    ------------

Less distributions:
Dividend from net investment income...............           (0.23)         (0.48)          0.00         (0.31)          (0.29)
Distribution from net realized gains..............           (0.44)         (6.02)          0.00         (2.01)          (1.30)
                                                         -----------    -----------   -----------    -----------    ------------
   Total distributions............................           (0.67)         (6.50)          0.00         (2.32)          (1.59)
                                                         -----------    -----------   -----------    -----------    ------------
Net asset value, end of year......................     $      16.97   $      18.07  $      22.21   $      22.39   $       22.55
                                                         ===========    ===========   ===========    ===========    ============
   Total return...................................          (2.40)%         12.64%       (0.80)%          9.59%          24.98%

Ratios/Supplemental data:
Net assets, end of year (in thousands)............     $    232,528   $    221,583  $    290,937   $    335,479   $     302,960
                                                         ===========    ===========   ===========    ===========    ============
Ratio of expenses to average net assets...........            0.88%          0.84%         0.76%          0.76%           0.76%
                                                         ===========    ===========   ===========    ===========    ============
Ratio of net investment income to average net                 1.26%          1.34%         0.88%          1.27%           1.43%
assets............................................
                                                         ===========    ===========   ===========    ===========    ============
Portfolio turnover rate...........................            49.5%         135.8%         67.6%          24.0%           18.7%
                                                         ===========    ===========   ===========    ===========    ============


* Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
Fund.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INDEX 500 FUND


The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                     Year or Period Ended December 31,
                                                                                     ---------------------------------
                                                                                           2001                2000*
                                                                                    ---------------      ------------------
Net asset value, beginning of year............................................... $           9.08     $             10.00
                                                                                    ---------------      ------------------

Income (loss) from investment operations:
Net investment gain..............................................................             0.09                    0.07
Net realized and unrealized gain (loss) on investment transactions...............           (1.18)                  (0.91)
                                                                                    ---------------      ------------------
   Total from investment operations..............................................           (1.09)                  (0.84)
                                                                                    ---------------      ------------------

Less distributions:
Dividends from net investment income.............................................           (0.09)                  (0.07)
Return of capital................................................................             0.00                  (0.01)
                                                                                    ---------------      ------------------
   Total distributions...........................................................           (0.09)                  (0.08)
                                                                                    ---------------      ------------------
Net asset value, end of period or year........................................... $           7.90     $              9.08
                                                                                    ===============      ==================
   Total return..................................................................         (11.98)%                 (8.40)% (c)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)................................. $        202,902     $           213,398
                                                                                    ===============      ==================
Ratio of expenses to average net assets..........................................            0.25% (b)               0.25% (a)(b)
                                                                                    ===============      ==================
Ratio of net investment income to average net assets.............................            1.17% (b)               1.08% (a)(b)
                                                                                    ===============      ==================
Portfolio turnover rate..........................................................             1.2%                    2.7%
                                                                                    ===============      ==================


* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.


(a)  Annualized
(b) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.39% and 0.37% and the ratio of net investment income to average net assets would have been 1.02% and 0.97% for the Fund during the year ended December 31, 2001 and the period ended December 31, 2000.
(c)  Not annualized

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MID CAP GROWTH FUND


The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.



                                                                                        Year or Period Ended December 31
                                                                                        --------------------------------
                                                                                               2001              2000*
                                                                                          ------------       --------------
Net asset value, beginning of year....................................................  $        8.75      $         10.00
                                                                                          ------------       --------------

Income (loss) from investment operations:
Net investment loss...................................................................         (0.05)               (0.03)
Net realized and unrealized loss on investment transactions...........................         (2.41)               (1.22)
                                                                                          ------------       --------------
   Total from investment operations...................................................         (2.46)               (1.25)
                                                                                          ------------       --------------

Less distributions:
Dividends from net investment income..................................................           0.00                 0.00
Distribution from net realized gains..................................................           0.00                 0.00
                                                                                          ------------       --------------
   Total distributions................................................................           0.00                 0.00
                                                                                          ------------       --------------
Net asset value, end of period or year................................................  $        6.29      $          8.75
                                                                                          ============       ==============
   Total return.......................................................................       (28.11)%             (12.50)% (c)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)......................................  $      45,434      $        54,805
                                                                                          ============       ==============
Ratio of expenses to average net assets...............................................          1.00% (b)            1.00% (a)(b)
                                                                                          ============       ==============
Ratio of net investment income to average net assets..................................        (0.73)% (b)          (0.60)% (a)(b)
                                                                                          ============       ==============
Portfolio turnover rate...............................................................         327.4%               202.5%
                                                                                          ============       ==============


* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.


(a)  Annualized
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.08% and the ratio of net investment income to average net assets would have been (0.81%) and (0.68%), respectively for the Mid Cap Growth Fund during the year ended December 31, 2001 and the period ended December 31, 2000.
(c)  Not annualized

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MID CAP VALUE FUND


The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.



                                                                                               Year or Period Ended December 31,
                                                                                               ---------------------------------
                                                                                                       2001            2000*
                                                                                                  ------------      ------------
Net asset value, beginning of year............................................................ $        11.92     $       10.00
                                                                                                  ------------      ------------

Income (loss) from investment operations:
Net investment gain...........................................................................           0.07              0.03
Net realized and unrealized gain (loss) on investment transactions............................         (0.45)              2.37
                                                                                                  ------------      ------------
   Total from investment operations...........................................................         (0.38)              2.40
                                                                                                  ------------      ------------

Less distributions:
Dividends from net investment income..........................................................         (0.07)             (0.03)
Distribution from net realized gains..........................................................         (0.64)             (0.45)
                                                                                                  ------------      ------------
   Total distributions........................................................................         (0.71)             (0.48)
                                                                                                  ------------      ------------
Net asset value, end of period or year........................................................  $      10.83      $       11.92
                                                                                                  ============      ============
   Total return...............................................................................         (3.17)%            23.99%(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)..............................................  $     61,633      $      59,538
                                                                                                  ============       ============
Ratio of expenses to average net assets.......................................................          0.89%              0.90% (a)
                                                                                                  ============       ============
Ratio of net investment income to average net assets..........................................          0.70%              0.38% (a)
                                                                                                  ============       ============
Portfolio turnover rate.......................................................................         222.2%            213.0%
                                                                                                  ============       ============


* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.


(a)  Annualized
(b)  Not annualized

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND


The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.



                                                                          Year or Period Ended December 31,
                                                                          ---------------------------------
                                                        2001           2000            1999          1998           1997*
                                                    -------------   ------------   -------------   ---------      -----------
Net asset value, beginning of period or year..... $        24.89    $     49.68    $      17.43    $  12.85       $    10.00
                                                    -------------   ------------   -------------   ---------      -----------

Income (loss) from investment operations:
Net investment loss..............................         (0.13)         (0.26)          (0.11)      (0.06)             0.00
Net realized and unrealized gain (loss) on
investment transactions..........................         (3.78)        (11.62)           32.36        4.65             3.92
                                                    -------------   ------------   -------------   ---------      -----------
   Total from investment operations..............         (3.91)        (11.88)           32.25        4.59             3.92
                                                    -------------   ------------   -------------   ---------      -----------

Less distributions:
Distribution from net realized gains.............         (0.01)        (12.91)            0.00      (0.01)           (1.07)
                                                    -------------   ------------   -------------   ---------      -----------
Return of capital................................         (0.51)           0.00            0.00        0.00             0.00
                                                    -------------   ------------   -------------   ---------      -----------
   Total distributions...........................         (0.52)        (12.91)            0.00      (0.01)           (1.07)
                                                    -------------   ------------   -------------   ---------      -----------
Net asset value, end of period or year...........   $      20.46    $     24.89    $      49.68    $  17.43       $    12.85
                                                    =============   ============   =============   =========      ===========
   Total return..................................       (15.84)%       (28.54)%         185.03%      35.70%           39.22% (c)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands).   $    137,099    $   139,774    $    183,413    $ 38,664       $   17,942
                                                    =============   ============   =============   =========      ===========
Ratio of expenses to average net assets..........          1.04%          1.01%           1.04%       1.15% (b)        1.15% (a)(b)
                                                    =============   ============   =============   =========      ===========
Ratio of net investment income to average net
assets...........................................        (0.67%)    $   (0.68)%         (0.68)%     (0.66)% (b)      (0.73)% (a)(b)
                                                    =============   ============   =============   =========      ===========
Portfolio turnover rate..........................         134.5%         145.3%          172.4%      240.9%           392.3%
                                                    =============   ============   =============   =========      ===========


* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

(a) Annualized

(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratios of expenses to average net assets would have been 1.21% and 1.41%, and the ratios of net investment loss to average net assets would have been (0.73)% and (0.99)%, respectively, for the year ended December 31, 1998 and the period ended December 31, 1997.

(c) Not annualized

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE SMALL CAP VALUE FUND*

The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                           Year or Period Ended December 31,
                                                                           ---------------------------------
                                                            2001          2000           1999          1998             1997
                                                          ---------    -----------      --------    ------------    --------------
Net asset value, beginning of period or year ..........   $  12.94  $       12.64      $   12.81      $   14.43      $   12.53
                                                          ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
Net investment income .................................       0.01           0.04           0.08           0.08           0.07
Net realized and unrealized gain (loss) on
investment transactions ...............................       2.10           1.68          (0.25)         (1.41)          2.81
                                                          ----------     ----------     ----------     ----------     ----------
   Total from investment operations ...................       2.11           1.72          (0.17)         (1.33)          2.88
                                                          ----------     ----------     ----------     ----------     ----------

Less distributions:
Dividend from net investment income ...................      (0.02)         (0.12)          0.00          (0.08)         (0.07)
Distribution from net realized gains ..................      (0.65)         (1.30)          0.00          (0.21)         (0.91)
   Total distributions ................................      (0.67)         (1.42)          0.00          (0.29)         (0.98)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of period or year ................   $  14.38      $   12.94      $   12.64      $   12.81      $   14.43
                                                          ==========     ==========     ==========     ==========     ==========
   Total return .......................................      16.75%         13.73%         (1.33)%        (9.16)%        23.02%

Ratios/Supplemental data:
Net assets, end of period or year (in thousands) ......   $ 86,987      $  55,677      $  44,939      $  43,635      $  38,726
                                                          ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets ...............       1.14% (a)      1.05% (a)      0.81%          0.82%          0.85%
                                                          ==========     ==========     ==========     ==========     ==========
Ratio of net investment income to average net assets ..       0.12% (a)      0.38% (a)      0.65%          0.65%          0.66%
                                                          ==========     ==========     ==========     ==========     ==========
Portfolio turnover rate ...............................       67.8%         135.4%         102.8%          61.9%          71.1%
                                                          ==========     ==========     ==========     ==========     ==========



* Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.


(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratios of expenses to average net assets would have been 1.16% and 1.09% and the ratios of net investment loss to average net assets would have been 0.10% and 0.34%, respectively, for the year ended December 31, 2001 and 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.


                                                                                 Year Ended December 31,
                                                                                 -----------------------
                                                              2001          2000           1999           1998            1997
                                                         -----------    -----------     ----------     -----------    ------------
Net asset value, beginning of year ...................  $     16.64     $     26.78     $     18.37    $     16.13     $     15.61
                                                        -----------     -----------     -----------    -----------     -----------

Income from investment operations:
Net investment income ................................         0.14            0.14            0.03           0.10            0.58
Net realized and unrealized gain (loss) on investment
transactions and foreign related transaction .........        (4.82)          (4.82)           8.38           2.93            1.04
                                                        -----------     -----------     -----------    -----------     -----------
Total from investment operations .....................        (4.68)          (4.68)           8.41           3.03            1.62
                                                        -----------     -----------     -----------    -----------     -----------

Less distributions:
Dividend from net investment income ..................        (0.25)          (0.14)            .00          (0.10)          (0.53)
Distribution in excess of net investment income ......         0.00            0.00            0.00          (0.08)           0.00
Distribution from net realized gains .................         0.00           (4.59)           0.00          (0.61)          (0.57)
Distributions in excess of net realized gains ........         0.00           (0.73)           0.00           0.00            0.00
                                                        -----------     -----------     -----------    -----------     -----------
   Total distributions ...............................        (0.25)          (5.46)           0.00          (0.79)          (1.10)
                                                        -----------     -----------     -----------    -----------     -----------
Net asset value, end of year .........................  $     11.71     $     16.64     $     26.78    $     18.37     $     16.13
                                                        ===========     ===========     ===========    ===========     ===========
   Total return ......................................       (28.12)%        (18.67)%         45.78%         18.85%          10.41%

Ratios/Supplemental data:
Net assets, end of year (in thousands) ...............  $   124,949     $   162,359     $   215,312    $   153,822     $   129,638
                                                        ===========     ===========     ===========    ===========     ===========
Ratio of expenses to average net assets ..............         1.25%           1.16%           1.08%          1.08%           1.13%
                                                        ===========     ===========     ===========    ===========     ===========
Ratio of net investment income to average net assets .         1.06%          (0.08)%          0.20%          0.45%           0.62%
                                                        ==========     ===========      ===========    ===========     ===========
Portfolio turnover rate ..............................        97.2%           64.4%           45.0%          43.5%           35.70%
                                                        ==========     ===========      ===========    ===========     ===========

Statement of Additional Information

In addition to this Prospectus, Penn Series has a Statement of Additional Information ("SAI"), dated May 1, 2002, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

Penn Series publishes annual and semi-annual reports containing additional information about each Fund's investments. In Penn Series' shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund's performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); (2) on-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, Penn Series' Investment Company Act registration number is 811-03459.

                       STATEMENT OF ADDITIONAL INFORMATION

                             PENN SERIES FUNDS, INC.

                                600 Dresher Road
                           Horsham, Pennsylvania 19044


Penn Series Funds, Inc. ("Penn Series") is a no-load mutual fund with seventeen separate investment portfolios (the "Funds").



                                MONEY MARKET FUND

                           LIMITED MATURITY BOND FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                              FLEXIBLY MANAGED FUND

                                CORE EQUITY FUND

                               GROWTH EQUITY FUND

                              LARGE CAP VALUE FUND

                              LARGE CAP GROWTH FUND

                                 INDEX 500 FUND

                               MID CAP GROWTH FUND

                               MID CAP VALUE FUND

                              STRATEGIC VALUE FUND

                              EMERGING GROWTH FUND

                              SMALL CAP VALUE FUND

                            INTERNATIONAL EQUITY FUND

                                    REIT FUND

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Penn Series prospectus dated May 1, 2002. A copy of the prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-548-1119.

      The date of this Statement of Additional Information is May 1, 2002.

                      Table of Contents


Penn Series.............................................3

Investment Objectives...................................3

Investment Policies.....................................4

Securities and Investment Techniques...................12

         Investments in Debt Securities................12

         Investments in Foreign Equity Securities......16

         Investments in Smaller Companies..............16

         Foreign Currency Transactions.................16

         Repurchase Agreements.........................18

         Lending of Portfolio Securities...............18

         Illiquid Securities...........................19

         Warrants......................................19

         When-Issued Securities........................19

         The Quality Bond Fund's Policy Regarding
         Industry Concentration........................20

         Options.......................................20

         Futures Contracts.............................21

         Investment Companies..........................22

         Loan Participations and Assignments...........22

         Trade Claims..................................23

Investment Restrictions................................24

         Money Market Fund.............................24

         Limited Maturity Bond Fund....................25

         Quality Bond Fund.............................26

         High Yield Bond Fund..........................27

         Flexibly Managed Fund.........................28

         Core Equity Fund..............................29

         Growth Equity Fund............................30

         Large Cap Value Fund..........................31

         Large Cap Growth Fund.........................32

         Index 500 Fund................................32

         Mid Cap Growth Fund...........................33

         Mid Cap Value Fund............................33

         Strategic Value Fund..........................34

         Emerging Growth Fund..........................35

         Small Cap Value Fund..........................36

         International Equity Fund.....................37

         REIT Fund.....................................38

General Information....................................39

         Investment Advisory Services..................39

         Administrative and Corporate Services.........41

         Accounting Services...........................43

         Limitation on Fund Expenses...................43

         Portfolio Transactions........................43

         Directors and Officers........................46

         Code of Ethics................................49

         Net Asset Value of Shares.....................49

         Ownership of Shares...........................50

         Tax Status....................................51

         Voting Rights.................................53

         Custodial Services............................53

         Independent Auditors..........................53

         Legal Matters.................................53

Performance Information................................53

         Total Return..................................54

Ratings of Commercial Paper............................55

Ratings of Corporate Debt Securities...................56

Financial Statements of Penn Series....................57

--------------------------------------------------------------------------------
PENN SERIES
--------------------------------------------------------------------------------

     Penn Series is an open-end management investment company that offers shares of diversified portfolios for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved.


------------------------------------ -------------------------------------------
Money Market Fund                    Preserve shareholder capital, maintain
                                     liquidity and achieve the highest possible
                                     level of current income consistent
                                     therewith
------------------------------------ -------------------------------------------
Limited Maturity Bond Fund           Highest available current income consistent
                                     with liquidity and low risk to principal;
                                     total return is secondary
------------------------------------ -------------------------------------------
Quality Bond Fund                    Highest income over the long term
                                     consistent with the preservation of
                                     principal
------------------------------------ -------------------------------------------
High Yield Bond Fund                 High current income
------------------------------------ -------------------------------------------
Flexibly Managed Fund                Maximize total return (capital appreciation
                                     and income)
------------------------------------ -------------------------------------------
Core Equity Fund                     Total return (current income and capital
                                     appreciation)
------------------------------------ -------------------------------------------
Growth Equity Fund                   Long-term growth of capital and increase of
                                     future income
------------------------------------ -------------------------------------------
Large Cap Value Fund                 Maximize total return (capital appreciation
                                     and income)
------------------------------------ -------------------------------------------
Large Cap Growth Fund                Capital appreciation
------------------------------------ -------------------------------------------
Index 500 Fund                       Total return (capital appreciation and
                                     income) which corresponds to that of
                                     the Standard & Poor's Composite Index of
                                     500 stocks
------------------------------------ -------------------------------------------
Mid Cap Growth Fund                  Maximize capital appreciation
------------------------------------ -------------------------------------------
Mid Cap Value Fund                   Growth of capital
------------------------------------ -------------------------------------------
Strategic Value Fund                 Capital appreciation
------------------------------------ -------------------------------------------
Emerging Growth Fund                 Capital appreciation
------------------------------------ -------------------------------------------
Small Cap Value Fund                 Capital appreciation
------------------------------------ -------------------------------------------
International Equity Fund            Capital appreciation
------------------------------------ -------------------------------------------
REIT Fund                            High total return consistent with
                                     reasonable investment risks, through both
                                     current income and capital appreciation
------------------------------------ -------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT POLICIES
--------------------------------------------------------------------------------

     Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

--------------------------------------------------------------------------------
Money Market Fund

     Investment Program. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. and approved by the Penn Series Board of Directors. Such securities include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations;
(iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities;
(x) Foreign Securities--U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

     Portfolio Quality. The Fund will invest in U.S. dollar-denominated money market instruments determined by Independence Capital Management, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund's total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund's total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

--------------------------------------------------------------------------------
Limited Maturity Bond Fund

     The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment grade securities (e.g., AAA, AA, A or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Duff & Phelps, Inc., Fitch Investors Service, Inc., or McCarthy, Crisanti & Maffei, Inc.) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in "high yield" securities which are rated BB or B by S&P (or securities with a comparable rating by another established rating agency), and are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations;
(ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes.

In addition to the investments described above, the Fund may invest up to 25% of the value of its total assets (not including cash) in convertible securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and preferred and common stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

--------------------------------------------------------------------------------
Quality Bond Fund

     The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Duff & Phelps, Inc., Fitch Investors Service, Inc., or McCarthy, Crisanti & Maffei, Inc.) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another established rating agency), which are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations;
(viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. In addition to the above, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

--------------------------------------------------------------------------------
High Yield Bond Fund

     The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk bonds," income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody's, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the sub-adviser.

     Because high yield bonds involve greater risks than higher quality bonds, they are referred to as "junk bonds." The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody's or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation (see "Ratings of Corporate Debt Securities"). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody's or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

     Investments in the Fund's portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations;
(viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities--debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks--securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund's investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

     Credit Analysis. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund's investment objectives will be more dependent on the sub-adviser's credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody's or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

     The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund's investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody's or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

     Maturity. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser. Normally, the Fund's dollar weighted average maturity is expected to be in the 6 to 12 year range.

     Yield and Price. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund's yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

     Deferrable Subordinated Securities. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and program.

     Other Investments. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund's current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

     Additional Risks of High Yield Investing. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund's Board of Directors, accurately reflects fair value. The judgment of the Penn Series Board of Directors plays a greater role in valuing high yield securities than is the case with respect to securities for which more objective market data are available.

     During 2001 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund's total net investments, were as follows:


      Standard and Poor's Ratings          Percentage of Total Net Investments**
                  AAA                                        0.4%
                  AA                                         0.0%
                  A                                          0.5%
                  BBB                                        3.4%
                  BB                                        16.7%
                  B                                         56.3%
                  CCC                                       6.1%
                  CC                                        0.3%
                  C                                         0.0%
                  D                                         0.1%
                  Unrated*                                  1.3%

* T. Rowe Price Associates, Inc. has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows: A 0.00%; BBB: 0.00%; BB:0.00%; B: 0.90%; CCC:0.00%;
   CC: 0.00%; C: 0.00%; D: 0.00%; Unrated: 0.00%.


** Unaudited.

--------------------------------------------------------------------------------
Flexibly Managed Fund

   In addition to investing in common stocks, the Fund may invest in the following securities:

   o Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

   o Corporate debt securities within the four highest credit categories assigned by established rating agencies, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as "junk bonds," if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund's investment in all corporate debt securities will be limited to 35% of net assets. The Fund's convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

   o Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund's reserves will be invested in shares of internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

      If the Fund's position in money market securities maturing in one year or less equals 35% or more of the Fund's total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund's investments, the short maturity of money market instruments, and the sub-advisers' credit research.

--------------------------------------------------------------------------------
Core Equity Fund (formerly the Growth and Income Fund)

      The Fund will invest at least 65% of its assets in equity securities of U.S. issuers. The Fund will invest primarily in common stocks of issuers with above-average growth potential. The Fund may also invest in convertible securities, preferred stocks, foreign securities and ADRs. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Growth Equity Fund

      Ordinarily, the Fund's assets will be invested primarily in common stocks, but the Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Large Cap Value Fund

      The Fund's assets will be invested primarily in common stocks of issuers that the sub-adviser believes are undervalued. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 20% of its assets in foreign securities. The Fund's holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Large Cap Growth Fund


      The Fund will invest primarily in the equity securities of large capitalization growth companies. The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the sub-adviser chooses companies that it believes are positioned for growth in revenues, earnings or assets. In choosing investments, the sub-adviser will focus on companies that have exhibited above average growth, strong financial records, and large market capitalization. In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. Although the sub-adviser will search for investments across a large number of industries, it expects to have significant positions in particular sectors such as the technology sector (including health technology, electronic technology and technology services, and communications). The Fund's investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. The Fund currently does not intend to invest in defaulted debt securities, or more than 5% of its assets in loan participations and other related direct or indirect bank securities. The Fund may invest up to 5% of its assets in trade claims. Both loan participation and trade claims carry a high degree or risk. The Fund does not intend to invest more than 5% of its assets in enhanced convertible securities. The Fund may also lend its portfolio securities up to 30% of its assets, borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities.


--------------------------------------------------------------------------------
Index 500 Fund

      The Fund seeks to replicate the return of the S&P 500 Index, which is comprised of approximately 500 securities selected by Standards & Poor's (most of which are common stocks listed on the New York Stock Exchange). The Fund will normally invest in all of the stocks and other securities which comprise the S&P 500 Index. The Fund's policy is to be substantially invested in common stocks included in the S&P 500 Index, and it is expected that cash reserves items held to accommodate shareholder transactions would be hedged with S&P 500 Index Futures. Over time, the correlation between the performance of the Fund and the S&P 500 Index is expected to be over 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increasing or decreasing in exact proportion to changes in the S&P 500 Index.

      The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Penn Mutual is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Mutual or the Index 500 Fund. S&P has no obligation to take the needs of Penn Mutual or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN MUTUAL, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

--------------------------------------------------------------------------------
Mid Cap Growth Fund

      The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Mid Cap Value Fund

      The Fund will primarily invest in common stocks issued by medium capitalization companies. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations between $1 billion and $8 billion that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Strategic Value Fund

      The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If the sub-adviser judges market conditions incorrectly or uses a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised. The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing. The Fund may invest in stock index future contracts in an effort to reduce volatility. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.

--------------------------------------------------------------------------------
Emerging Growth Fund

      The Fund will invest primarily in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The Fund may also invest in bonds rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds"), but presently does not expect such investments in any such bonds to exceed 5% of the Fund's assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

--------------------------------------------------------------------------------
Small Cap Value Fund


      In addition to its primary focus, the sub-adviser may invest in companies with market capitalizations above $1.4 billion, non-convertible preferred stocks and debt securities. The Fund uses "value" method in managing the Fund's assets, by identifying and investing in securities of companies which the Fund believes are trading significantly below its estimate of the company's current worth, with the expectation that the market price of its securities should increase over a three- to five-year period. In addition, the Fund may invest in short-term fixed income securities for temporary defensive purposes. The Fund may invest up to 5% of its total assets in warrants, rights or options. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.


--------------------------------------------------------------------------------
International Equity Fund

      Under normal circumstances the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The Fund intends to diversify investment broadly among countries and to invest in the securities of companies in not less than three different countries, in addition to the United States.

      The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depositary Receipts ("EDRs"), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

      The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be "investment grade" issues (in the judgment of the sub-adviser) based on available information.

      The Fund may invest in securities which may be considered to be "thinly-traded" if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

      Additional Risk Considerations. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

--------------------------------------------------------------------------------
REIT Fund

      The Fund invests primarily in securities of real estate investment trusts ("REITs"). The sub-adviser analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most REITs specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels, or specialize in a particular geographic region. The sub-adviser believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycle and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability or growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

Investments in Debt Securities

      Debt securities in which one or more of the Funds may invest in include those described below.

      U.S. Government Obligations. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

      U.S. Government Agency Securities. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

      Long-Term, Medium to Lower Quality Corporate Debt Securities. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 8 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are of equivalent quality as determined by the Fund's investment adviser. Other Funds may invest limited amounts in medium to lower quality corporate debt securities in accordance with their stated investment policies. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt.

      Investment Grade Corporate Debt Securities. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if not rated, are of equivalent quality as determined by the Fund's investment adviser, Independence Capital Management, Inc. ("ICMI").

      Bank Obligations. The Funds may invest in certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

      No Fund will invest in any security issued by a commercial bank unless:
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Commercial Paper. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

      Canadian Government Securities. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

      Savings and Loan Obligations. The Limited Maturity Bond, Quality Bond, High Yield Bond, and Money Market Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

      No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

      Municipal Obligations. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet the Fund's quality standards. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

      To the extent a Fund's assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

      Foreign Debt Securities. Subject to the particular Fund's quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar--denominated fixed-income securities principally traded in financial markets outside the United States.

      The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody's Investor Services, Inc. or BBB or higher by Standard and Poor's Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. The Large Cap Value Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

      The Emerging Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

      For information on risks involved in investing in foreign securities, see information on "Investments in Foreign Equity Securities" below.

      Prime Money Market Securities Defined. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies' debt securities or affiliates' debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor's, AAA or Prime-1 by Moody's, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor's, Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor's, Moody's, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor's, Moody's, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor's, Moody's, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

      Collateralized Mortgage Obligations. The Limited Maturity Bond, Quality Bond and High Yield Bond Funds may invest in collateralized mortgage obligations ("CMS"). CMS are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMS on the same schedule as they are received, although certain classes of CMS have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMS in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMS may also be less marketable than other securities.

      Asset-Backed Securities. The Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations."

      "Pass through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

      Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

      Zero Coupon and Pay-in-Kind Bonds. The High Yield Bond and Flexibly Managed Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

      Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

      For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

      Convertible Securities. The Funds may invest in debt securities or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have developed which combine higher or lower current income with options and other features.

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Investments in Foreign Equity Securities


      The Core Equity, Growth Equity, Large Cap Value, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Strategic Value Fund, Small Cap Value, Emerging Growth, Flexibly Managed and REIT Funds may invest in the equity securities of foreign issuers, subject to the following limitations based upon the total assets of each Fund: Core Equity - 30%, Growth Equity - 30%; Large Cap Value - 25%; Large Cap Growth - 25%, Mid Cap Growth Fund - 25%; Mid Cap Value - 25%, Strategic Value Fund - 10%, Small Cap Value - 15%; Emerging Growth - 10%; Flexibly Managed Fund - 25% and REIT - 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Because these Funds may invest in foreign securities, selection of these Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). The Sub-Adviser for the Strategic Value Fund does not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."


--------------------------------------------------------------------------------
Investments in Smaller Companies

      The Small Cap Value and Emerging Growth Funds may invest a substantial portion of their assets in securities issued by smaller companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

--------------------------------------------------------------------------------
Foreign Currency Transactions

      As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis ("forward contracts"), enter into foreign currency futures and options on futures contracts ("forex futures") and foreign currency options ("forex options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund's investments.

     Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Forex futures and forex options will be used only to hedge against anticipated future changes in exchange rates that might otherwise adversely affect the value of the Fund's securities or adversely affect the prices of the securities the Fund intends to purchase at a later date.

      The Funds may enter into forward foreign contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the adviser or sub-adviser to one of these Funds believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The International Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Core Equity Fund, Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Emerging Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The REIT Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities. The Funds will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund's custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

      At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

      Although the International Equity Fund, Core Equity, Growth Equity Fund, Large Cap Value Fund, Small Cap Value Fund, Mid Cap Growth, Mid Cap Value, Emerging Growth Fund, Flexibly Managed Fund, REIT Fund and High Yield Bond Fund value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

--------------------------------------------------------------------------------
Repurchase Agreements

      Each Fund, other than the Growth Equity Fund, may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of its total assets would then be invested in such repurchase agreements. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by Standard & Poor's), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

--------------------------------------------------------------------------------
Lending of Portfolio Securities


      For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy for all the Funds. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

--------------------------------------------------------------------------------
Illiquid Securities

      Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

      The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund's treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

--------------------------------------------------------------------------------
Warrants

      The Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants. The Flexibly Managed and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund's net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Strategic Value, Emerging Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund's assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

--------------------------------------------------------------------------------
When-Issued Securities

      The Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Core Equity, Large Cap Value, Index 500, Mid Cap Growth, Mid Cap Value, Emerging Growth, Small Cap Value and International Equity Funds may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund's purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

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The Quality Bond Fund's Policy Regarding Industry Concentration

      When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Quality Bond Fund's policy with respect to industry concentration is a fundamental policy. See INVESTMENT RESTRICTIONS below.

--------------------------------------------------------------------------------
Options

      Each Fund, other than the Money Market Fund, may write covered call (except for Small Cap Value Fund) and buy put options on its portfolio securities and purchase call or put options on securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund's total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

      A Fund will write call options only if they are "covered." This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.

      Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

      There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

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Futures Contracts

      Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. Such futures contracts would not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments or to provide an efficient means of regulating its exposure to the market. To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Initial margin on futures contracts is in the nature of a performance bond or good faith deposit. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying index or instrument fluctuates, making the long and short positions in the futures contracts more or less valuable.

      Successful use of futures by a Fund is subject, first, to the investment adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

      Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser's or sub-adviser's judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

      A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

      The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

--------------------------------------------------------------------------------
Investment Companies

      Each Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The International Equity Fund may invest in securities of mutual funds that invest in foreign securities. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. The High Yield and Flexibly Managed Funds may invest cash reserves in shares of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses.

--------------------------------------------------------------------------------
Loan Participations and Assignments

      The Large Cap Growth and High Yield Bond Funds may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

      The loan participations in which the Large Cap Growth and High Yield Bond Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

      Because the Large Cap Growth and High Yield Bond Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

      There is not a recognizable, liquid public market for the loan participations. Hence, the High Yield Bond Fund would consider loan participations as illiquid securities and subject them to the Fund's restriction on investing no more than 10% of assets in securities for which there is no readily available market. The Fund would initially impose a limit of no more than 5% of total assets in illiquid loan participations. The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

      Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

      Various service fees received by the High Yield Bond Fund from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

--------------------------------------------------------------------------------
Trade Claims

      The Large Cap Growth and High Yield Bond Funds may invest up to 5% of their total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

      Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

      Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

      As noted above, investing in trade claims does carry some unique risks which include:

      Establishing the Amount of the Claim. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

      Defenses to Claims. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

      Documentation/Indemnification. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.

      Volatile Pricing Due to Illiquid Market. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. All trade claims would be considered illiquid investments.

      No Current Yield/Ultimate Recovery. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

      Tax Issue. Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The High Yield Bond Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the fourteen respective Funds. Fundamental policies may not be changed without the approval of the lesser of:
(1) 67% of a Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by Penn Series' Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrows by, a Fund.

--------------------------------------------------------------------------------
Money Market Fund

      Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated. Restrictions (5), (7), and (13) through
(15) are operating policies subject to change by the Board of Directors without shareholder approval.

      The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers' acceptances; (d) Unseasoned Issuers. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Equity Securities. Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) Restricted or Illiquid Securities. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) Commodities. Purchase or sell commodities or commodity contracts; (7) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) Borrowing. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) Senior Securities. Issue any class of securities senior to any other class of securities.

--------------------------------------------------------------------------------
Limited Maturity Bond Fund

      Investment restrictions (1) through (9) have been adopted by the Limited Maturity Bond Fund as fundamental policies.

      The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Quality Bond Fund

      Investment restrictions (1), (2), (4) through (9), (14) and (15) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3) and (10) through (13) are operating policies subject to change by the Board of Directors without shareholder approval.

      The Fund may not: (1) purchase a security if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities; (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (c) Industry Concentration Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see The Quality Bond Fund's Policy Regarding Industry Concentration above), but this limitation does not apply to bank certificates of deposit; (d) Unseasoned Issuers. More than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (e) Restricted Securities. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (f) Warrants. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) Real Estate. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities. Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (15) below; (5) Short Sales and Purchases on Margin. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (15) below; (6) Loans. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) Borrowing. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8) Mortgaging. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrows where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund's assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) Underwriting. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above; (10) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (11) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (12) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (13) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (14) Senior Securities. Issue any class of securities senior to any other class of securities; or (15) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
High Yield Bond Fund

      Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (18) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) Equity Securities. Invest more than 20% of the Fund's total assets in common stocks (including up to 10% in warrants); (3) Restricted or Illiquid Securities. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) Commodities. Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (17) below; (7) Oil and Gas Programs. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund's total assets would be invested in such programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (17) below; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (17) below; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information; (15) Senior Securities. Issue any class of securities senior to any other class of securities; (16) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon; (17) Purchases when Borrowings Outstanding. Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets; (18) Short Sales. Effect short sales of securities; or (19) Warrants. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

--------------------------------------------------------------------------------
Flexibly Managed Fund

      Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

      The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) Restricted or Illiquid Securities. Purchase a security if, as a result, more than 15% of the value of the Fund's net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to (14) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (14) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (14) below; (10) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
Core Equity Fund

      Investment restrictions (1) through (9) have been adopted by the Core Equity Fund as fundamental policies.

      The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Growth Equity Fund

      Investment restrictions (1) through (14) and (20) through (22) described below have been adopted by the Growth Equity Fund and are fundamental policies, except as otherwise indicated. Restrictions (15) through (19) are operating policies which are subject to change by the Board of Directors without shareholder approval.

      The Fund may not: (1) Percent Limit on Assets Invested in Any One Issuer. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except for securities issued or guaranteed by the U.S. Government; (2) Percent Limit on Share Ownership of Any One Issue. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of any issuer; (3) Unseasoned Issuers. Purchase the securities of any issuer engaged in continuous operation for less than three years; (4) Industry Concentration. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (5) Real Estate. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (6) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (22) below; (7) Investment Companies. Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (8) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (22) below; (9) Loans. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (22) below; (11) Underwriting. Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities;
(12) Securities of Adviser. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (13) Allocation of Principal Business to Officers and Directors. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (14) Allocation of Brokerage Business to Adviser. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (15) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (16) Restricted and Illiquid Securities. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933, or are otherwise illiquid or not readily marketable; (17) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (18) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;

(19) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (20) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Growth Equity Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (21) Senior Securities. Issue any class of securities senior to any other class of securities; or (22) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
Large Cap Value Fund

      Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the Large Cap Value Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.


      The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (d) Unseasoned Issuers. More than 5% of the value of the Large Cap Value Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrows will reduce net investment income; the Fund may also enter into futures contracts as set forth in (15) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
Large Cap Growth Fund

      Investment restrictions (1) through (9) have been adopted by the Large Cap Growth Fund as fundamental policies.

      The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (5) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (6) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (4) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (7) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Index 500 Fund

      Investment restrictions (1) through (9) have been adopted by the Index 500 Fund as fundamental policies.

      The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Mid Cap Growth Fund

      Investment restrictions (1) through (9) have been adopted by the Mid Cap Growth Fund as fundamental policies.

      The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Mid Cap Value Fund

      Investment restrictions (1) through (9) have been adopted by the Mid Cap Value Fund Bond Fund as fundamental policies.

      The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (6) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (6) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; and (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies.

--------------------------------------------------------------------------------
Strategic Value Fund

      Investment restrictions (1) through (3), (5) and (7) through (9) have been adopted by the Strategic Value Fund as fundamental policies. Restrictions (4)
(6) and (10) through (16) are operating policies and are subject to change by the Board of Directors without shareholder approval.

      The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Industry Concentration. Purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities; (3) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate; (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities); (6) Short Sales. Make short sales of securities or maintain a short position except to the extent permitted by applicable law; (7) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities or in connection with a merger or acquisition; (8) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (9) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies; (10) Illiquid Securities. Invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933; (11) Unseasoned Issuers. Purchase the securities of any issuer engaged in continuous operation for less than three years; (12) Securities Owned by Officers. Hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors of the Fund or by one or more partners or members of the Fund's underwriters or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (13) Warrants. Invest in warrants if, at the time of the acquisition, its investment in warrants would exceed 5% of the Fund's total assets; (14) Real Estate. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases; (15) Derivatives. Write, purchase or sell puts, calls, straddles, spreads or combination thereof; and (16) Transaction with Fund Officers. Buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of the Fund.

--------------------------------------------------------------------------------
Emerging Growth Fund

      Investment restrictions (1) through (9) are fundamental policies of the Emerging Growth Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

      The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Ownership of Portfolio Securities by Officers and Directors. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) Short Sales. Effect short sales of securities, except short sales "against the box;" (15) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

--------------------------------------------------------------------------------
Small Cap Value Fund

      Investment restrictions (1) through (9) are fundamental policies of the Small Cap Value Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

      The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Ownership of Portfolio Securities by Officers and Directors. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) Short Sales. Effect short sales of securities, except short sales "against the box;" (15) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

--------------------------------------------------------------------------------
International Equity Fund

      Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

      The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (d) Unseasoned Issuers. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors;
(2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrows will reduce net investment income. The Fund may also enter into futures contracts as set forth in (15) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Ownership of Portfolio

Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) Senior Securities. Issue any class of securities senior to any other class of securities; or (15) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
REIT Fund

      Investment restrictions (1) through (8) have been adopted by the REIT Fund as fundamental policies. Restrictions (9) and (10) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

      The Fund may not: (1) Diversification. With respect to 75% of its assets, invest more than 5% of the value of the Fund's total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (2) Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate; (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from entering into interest rate futures contracts or options thereon or from investing in securities or other instruments backed by the physical commodities); (5) Borrowing. Borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; (6) Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;
(7) Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in (5) above or as permitted by rule, regulation or order of the SEC. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof; (8) Lending. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objectives and policies, any applicable exemptive orders; and (9) Illiquid Securities and Restricted Securities. Invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

      In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

      Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

      In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See "Investment Policies -- Money Market Fund" above for certain of the restrictions contained in the Rule.

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

Investment Advisory Services

      Independence Capital Management, Inc. Independence Capital Management, Inc. ("ICMI"), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Core Equity and Growth Equity Funds. See "INVESTMENT ADVISER" in the prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

      The Money Market, Limited Maturity Bond, Quality Bond, Core Equity and Growth Equity Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Core Equity Fund 0.50%; and Growth Equity Fund, 0.65%. The advisory fees for the Money Market, Quality Bond, and Growth Equity Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000.

      For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Strategic Value Fund, Small Cap Value, International Equity and REIT Funds, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Strategic Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; and REIT Fund 0.70%.

      For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next
$250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000;
and 0.425% of average daily net assets in excess of $1,500,000,000.

      For providing investment advisory and management services to the Emerging Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

      Wells Capital Management Incorporated. Wells Capital Management Incorporated ("Wells") serves as sub-adviser to the Index 500 Fund and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Wells, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.07% of the first $100,000,000 of average daily net assets and 0.03% of average daily net assets in excess of $100,000,000.

      Turner Investment Partners, Inc. Turner Investment Partners, Inc. ("Turner") serves as sub-adviser to the Mid Cap Growth Fund and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.50%.

      Neuberger Berman Management Inc. Neuberger Berman Management, Inc. ("Neuberger Berman") serves as sub-adviser to the Mid Cap Value Fund and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

      Putnam Investment Management, LLC ("Putnam") serves as sub-adviser to the Large Cap Value Fund and performs day-to-day investment management services to the Fund. See "INVESTMENT SUB-ADVISERS" in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Putnam, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.475% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets of the Fund in excess of $300,000,000.


      Royce & Associates, LLC Royce & Associates, LLC, a wholly-owned subsidiary of Legg Mason, Inc. ("Royce"), serves as sub-adviser to the Small Cap Value Fund and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Royce, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.70% of the first $25,000,000 of average daily net assets; 0.65% with respect to the next $75,000,000 of average daily net assets; and 0.60% of average daily net assets in excess of $100,000,000.


      T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. ("Price Associates") serves as sub-adviser to the Flexibly Managed and High Yield Bond Funds and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays Price Associates, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates:
0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000.

      Franklin Advisers, Inc. Franklin Advisers, Inc. ("Franklin Advisers") serves as sub-adviser to the Large Cap Growth Fund and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Franklin Advisers, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.425% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $150,000,000 of the average daily net assets of the Fund; 0.375% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

      Lord, Abbett & Co. Lord, Abbett & Co. ("Lord Abbett") serves as sub-adviser to the Strategic Value Fund and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Fund, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.45% with respect to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.


      Heitman Real Estate Securities LLC. Heitman Real Estate Securities LLC ("Heitman") serves as sub-adviser to the REIT Fund and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Heitman, on a monthly basis, fees based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.43% with respect to the first $100,000,000 of the average daily net assets of the Fund; and 0.41% with respect to the average daily net assets of the Fund in excess of $100,000,000.

      Vontobel Asset Management, Inc. Vontobel Asset Management, Inc. ("Vontobel") serves as sub -adviser to the International Equity Fund and performs the day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the annual rate of 0.50%.

      RS Investment Management, Inc. RS Investment Management, Inc. (formerly "Robertson Stephens Investment Management, Inc.") ("RSIM") serves as sub-adviser to the Emerging Growth Fund and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for more information regarding the sub-advisory services provided to the Fund. ICMI pays RSIM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund. The sub-advisory fee is paid at the following rates: (i) 0.70% of the first $25,000,000 of average daily net assets of the Fund; (ii) 0.65% of the next $25,000,000 of average daily net assets of the Fund; and (iii) 0.60% of average daily net assets of the Fund in excess of $50,000,000.

      In the years 2001, 2000, and 1999, the advisory fees paid to ICMI by each of the Funds then in existence were as follows:

                Fund                            2001                      2000                       1999
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Money Market Fund                          $  221,383                 $  229,947                 $  263,557
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Limited Maturity Bond Fund                     41,424                     22,352                    N/A
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Quality Bond Fund                             398,512                    304,589                    251,361
 ------------------------------------  -----------------------  --------------------------  ------------------------
 High Yield Bond Fund(1)                       316,627                    311,233                    355,521
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Flexibly Managed Fund(2)                    2,983,139                  2,457,437                  2,531,597
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Core Equity Fund                              122,080                    123,586                    N/A
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Growth Equity Fund                          1,357,888                  1,941,420                  1,076,233
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Large Cap Value Fund(3)                     1,485,746                  1,385,767(10)              1,591,815
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Index 500 Fund(4)                             141,131                    106,229                    N/A
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Mid Cap Growth Fund(5)                        320,724                    252,932                    N/A
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Mid Cap Value Fund(6)                         333,258                    199,665                    N/A
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Emerging Growth Fund(7)                       995,208                  1,535,847                    623,468
 ------------------------------------  -----------------------  --------------------------  ------------------------
 Small Cap Value Fund(8)                       638,863                    378,341(11)                214,871
 ------------------------------------  -----------------------  --------------------------  ------------------------
 International Equity Fund(9)                1,273,034                  1,689,900                  1,234,994
 -------------------------------------------------------------------------------------------------------------------


1. In 2001, 2000 and 1999, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $253,301, $264,546 and $315,214, respectively.
2. In 2001, 2000 and 1999, ICMI paid sub-advisory fees to T. Rowe Price Associates, Inc. of $1,988,579 and $1,840,252 and $2,244,480 respectively.
3. In 2001 and 2000, ICMI paid sub-advisory fees to Putnam Investment Management LLC of $1,127,403 and $737,792, respectively. Also, in 2000 and in 1999, ICMI paid advisory fees to OpCap Advisors of $291,248 and $1,087,228, respectively.
4. In 2001 and 2000, ICMI paid sub-advisory fees to Wells Capital Management Incorporated of $100,485 and $72,194, respectively.
5. In 2001 and 2000, ICMI paid sub-advisory fees to Turner Investment Partners, Inc. of $229,089 and $180,665, respectively.
6. In 2001 and 2000, ICMI paid sub-advisory fees to Neuberger Berman Management Inc. of $260,547 and $156,102, respectively.
7. In 2001, 2000 and 1999, ICMI paid sub-advisory fees to RS Investment Management, Inc. of $858,392, $1,321,798 and $539,665 respectively.
8. In 2001 and 2000, ICMI paid sub-advisory fees to Royce & Associates, LLC of $501,042 and $242,407, respectively. Also, in 2000 and in 1999, ICMI paid sub-advisory fees to OpCap Advisors of $50,750 and $146,784, respectively.
9. In 2001, 2000 and 1999, ICMI paid sub-advisory fees to Vontobel Asset Management, Inc. of $748,844, $1,036,336 and $823,329, respectively.
10. In 2001 and 2000, the advisory fees paid by the Large Cap Value Fund is before a contractual waiver of $1,966 and $465, respectively.
11. In 2001 and 2000, the advisory fees paid by the Small Cap Value Fund is before a contractual waiver of $12,484 and $12,534, respectively.


      The Large Cap Growth, Strategic Value and REIT Funds did not commence operations until May 1, 2002.

--------------------------------------------------------------------------------
Administrative and Corporate Services

      Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund's average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series' affairs, except those that are required to be maintained by Penn Series' investment adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series' federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series' custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series' Board of Directors may require in connection with its oversight of Penn Series' investment adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series' various investment portfolios; (e) the organization of all meetings of Penn Series' Board of Directors; (f) the organization of all meetings of Penn Series' shareholders; (g) the collection and presentation of any financial or other data required by Penn Series' Board of Directors, accountants, or counsel; and (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series' investment adviser, accounting services agent, custodian, or transfer agent. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual's performance of its services as administrative and corporate services agent.

      For fiscal years 2001, 2000, and 1999, the administrative fees paid to Penn Mutual by each of the Funds then in existence were as follows:


                Fund                                      2001                      2000                       1999
 -------------------------------------------------------------------------------------------------------------------
      Money Market Fund                               $172,133                  $134,492                   $ 98,834
 -------------------------------------------------------------------------------------------------------------------
      Limited Maturity Bond Fund                        20,712                    11,176                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Quality Bond Fund                                174,261                   123,056                     83,787
 -------------------------------------------------------------------------------------------------------------------
      High Yield Bond Fund                              94,988                    93,362                    106,656
 -------------------------------------------------------------------------------------------------------------------
      Flexibly Managed Fund                            745,785                   650,734                    759,479
 -------------------------------------------------------------------------------------------------------------------
      Core Equity Fund                                  36,624                    37,076                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Growth Equity Fund                               326,972                   509,930                    342,077
 -------------------------------------------------------------------------------------------------------------------
      Large Cap Value Fund                             371,436                   367,195                    477,544
 -------------------------------------------------------------------------------------------------------------------
      Index 500 Fund                                   302,425                   227,635                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Mid Cap Growth Fund                               68,727                    54,200                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Mid Cap Value Fund                                90,889                    54,454                        N/A
 -------------------------------------------------------------------------------------------------------------------
      Emerging Growth Fund                             205,223                   321,074                    125,665
 -------------------------------------------------------------------------------------------------------------------
      Small Cap Value Fund                             112,741                    75,696                     64,461
 -------------------------------------------------------------------------------------------------------------------
      International Equity Fund                        224,653                   310,901                    246,999
 -------------------------------------------------------------------------------------------------------------------

      In 2001 and 2000, administrative fees were waived pursuant to the terms of the administrative and corporate service agreement as follows:

                Fund                                                                2001                         2000
 ---------------------------------------------------------------------------------------------------------------------
      Money Market Fund                                                            $ N/A                       $  N/A
 ---------------------------------------------------------------------------------------------------------------------
      Limited Maturity Bond Fund                                                   4,247                          269
 ---------------------------------------------------------------------------------------------------------------------
      Quality Bond Fund                                                              N/A                          N/A
 ---------------------------------------------------------------------------------------------------------------------
      High Yield Bond Fund                                                         2,751                       22,779
 ---------------------------------------------------------------------------------------------------------------------
      Flexibly Managed Fund                                                          N/A                          N/A
 ---------------------------------------------------------------------------------------------------------------------
      Core Equity Fund                                                             2,621                          N/A
 ---------------------------------------------------------------------------------------------------------------------
      Growth Equity Fund                                                             N/A                          N/A
 ---------------------------------------------------------------------------------------------------------------------
      Large Cap Value Fund                                                           N/A                          N/A
 ---------------------------------------------------------------------------------------------------------------------
      Index 500 Fund                                                             283,355                      176,141
 ---------------------------------------------------------------------------------------------------------------------
      Mid Cap Growth Fund                                                         40,384                       28,757
 ---------------------------------------------------------------------------------------------------------------------
      Mid Cap Value Fund                                                           1,208                        1,064
 ---------------------------------------------------------------------------------------------------------------------
      Emerging Growth Fund                                                         2,134                        2,806
 ---------------------------------------------------------------------------------------------------------------------
      Small Cap Value Fund                                                           186                        6,836
 ---------------------------------------------------------------------------------------------------------------------
      International Equity Fund                                                      N/A                          N/A
 ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Accounting Services

      PFPC Inc. ("PFPC") serves as the accounting services agent to Penn Series. PFPC provides certain accounting and related services to Penn Series, including:
(a) the maintenance for each Fund's daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

      For fiscal years 2001, 2000 and 1999, the accounting fees paid by each of the Funds then in existence were as follows:


--------------------------------------------------------------------------------------------------------------------
                 Fund                                     2001                      2000                       1999
--------------------------------------------------------------------------------------------------------------------
         Money Market Fund                            $ 82,002                  $ 67,153                   $ 49,417
--------------------------------------------------------------------------------------------------------------------
         Limited Maturity Bond Fund                     26,143                     6,935                        N/A
--------------------------------------------------------------------------------------------------------------------
         Quality Bond Fund                              83,082                    61,488                     41,893
--------------------------------------------------------------------------------------------------------------------
         High Yield Bond Fund                           47,494                    46,686                     53,328
--------------------------------------------------------------------------------------------------------------------
         Flexibly Managed Fund                         234,157                   215,147                    236,896
--------------------------------------------------------------------------------------------------------------------
         Core Equity Fund                               27,499                    19,185                        N/A
--------------------------------------------------------------------------------------------------------------------
         Growth Equity Fund                            133,991                   186,068                    139,026
--------------------------------------------------------------------------------------------------------------------
         Large Cap Value Fund                          148,812                   147,398                    180,216
--------------------------------------------------------------------------------------------------------------------
         Index 500 Fund                                125,808                    92,545                        N/A
--------------------------------------------------------------------------------------------------------------------
         Mid Cap Growth Fund                            34,427                    27,105                        N/A
--------------------------------------------------------------------------------------------------------------------
         Mid Cap Value Fund                             45,444                    27,227                        N/A
--------------------------------------------------------------------------------------------------------------------
         Emerging Growth Fund                           93,404                   131,982                     60,554
--------------------------------------------------------------------------------------------------------------------
         Small Cap Value Fund                           56,370                    37,848                     32,231
--------------------------------------------------------------------------------------------------------------------
         International Equity Fund                     114,861                   149,360                    123,799
--------------------------------------------------------------------------------------------------------------------


The Limited Maturity Bond, Core Equity, Index 500, Mid Cap Growth and Mid Cap Value Funds were not in existence during the fiscal year ended December 31,1999.

--------------------------------------------------------------------------------
Limitation on Fund Expenses

      See "EXPENSES AND LIMITATIONS" in the prospectus for information on limitations on expenses of the Funds.

--------------------------------------------------------------------------------
Portfolio Transactions

      Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund that makes up Penn Series are made by the respective investment adviser or sub-adviser of that Fund. Each Fund's adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

      In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

      With respect to the Flexibly Managed, Growth Equity, Large Cap Value, Mid Cap Growth, Mid Cap Value and International Equity Funds, at the request of Penn Series the investment adviser or sub-adviser (as appropriate) has agreed to place a portion of the Fund's portfolio transactions with a broker-dealer who has agreed to refund commissions credits directly back to the Fund or alternatively pay designated Fund expenses. The arrangement is intended to benefit investors by reducing Fund expenses borne by investors. Portfolio transactions will not be placed with the broker-dealer selected by Penn Series unless the purchase or sale transaction initiated by the investment adviser or sub-adviser is consistent with its obligation to seek best execution and is based on its normal negotiated commission schedule.

      Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

      The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's and sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

      With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

      In allocating to brokers purchase and sale orders for portfolio securities, the investment advisers and sub-advisers may take into account the sale of Penn Mutual variable annuity contracts and variable life insurance policies that invest in those Funds. Before brokerage business may be allocated on the basis of those sales, the investment adviser or sub-adviser must be satisfied that the quality of the transaction and commission payable are comparable to what they would have been had other qualified brokers been selected to execute the transaction.

      In allocating brokerage business the advisers and sub-advisers annually assesses the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.

      For fiscal years 2001, 2000, and 1999, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $3,229,515,509, $2,475,676,231 and $1,285,970,834 respectively. For fiscal years 2001, 2000, and
1999, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $99,379,000, $208,174,000 and $404,166,000, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $1,338,251,488, $1,250,913,114 and $308,916,271, respectively. For fiscal years 2001 and 2000, the Limited Maturity Bond Fund engaged in portfolio transactions involving broker-dealers totaling $155,346,340 and $189,954,704. The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to the Funds or its adviser.

      For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $894,062, $397,224 and $205,244, respectively. During 2001, the sub-adviser directed transactions of $57,376,924 (with related commissions of $74,800 to brokers who provided research services, respectively. Also during 2001 and 2000, of the total brokerage commissions paid by the Flexibly Managed Fund, $750 and $1,875, respectively, were paid to Janney Montgomery Scott LLC, an affiliate of The Penn Mutual Life Insurance Company. Brokerage commissions paid to Janney Montgomery Scott LLC represented 0.51% and 0.19% of the Fund's total commissions and involved 0.52% and 0.46% of the dollar amount of total brokerage transactions in 2001 and 2000, respectively.

      For the fiscal year ended December 31, 2001, the total brokerage commission paid by the Core Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $67,847. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Core Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $53,135. During 2001, the adviser directed transactions of $63,102,310 (with related commissions of $60,384) to brokers who provided research services.

      For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Growth Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $1,551,802, $1,328,382 and $1,142,502, respectively. During 2001, the adviser directed transactions of $1,013,793,923 (with related commissions of $1,381,104) to brokers who provided research services.

      For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Large Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $336,796, $688,383 and $507,935, respectively. During 2001, the sub-adviser directed transactions of $12,349,633 (with related commissions of $23,642) to brokers who provided research services.

      For the fiscal year ended December 31, 2001, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $3,420. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Index 500 Fund, including the discounts received by securities dealers in connection with underwritings, were $6,106.

      For the fiscal year ended December 31, 2001, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $647,207. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Mid Cap Growth Fund, including the discounts received by securities dealers in connection with underwritings, were $404,328. During 2001, the sub-adviser directed transactions of $1,457,712 (with related commissions of $1,493 to brokers who provided research services.

      For the fiscal year ended December 31, 2001, the total brokerage commissions paid by the Mid Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $334,120 of which $196,991 was paid to Neuberger Berman, LLC, an affiliate of the sub-adviser. For the period May 1, 2000 to December 31, 2000, the total brokerage commissions paid by the Mid Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $321,641, of which $96,554 was paid to Neuberger Berman, LLC. Brokerage commissions paid to Neuberger Berman, LLC represented 59% and 30% of the Fund's total commissions and involved 53% and 29% of the dollar amount of total brokerage transactions in 2001 and 2000, respectively. During 2001, the sub-adviser directed transactions of $920,048 (with related commissions of $1,795) to brokers who provided research services.

      For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Emerging Growth Fund, including the discounts received by securities-dealers in connection with underwritings, were $996,140, $1,783,815 and $859,021, respectively. During 2001, the adviser directed transactions of $96,838,188 (with related commissions of $36,057) to brokers who provided research services.

      For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the Small Cap Value Fund, including the discounts received by securities dealers in connection with underwritings, were $320,618 $415,598 and $164,484, respectively. During 2001, the sub-adviser directed transactions of $7,778,125 (with related commissions of $24,612) to brokers who provided research services.

      For fiscal years 2001, 2000, and 1999, the total brokerage commissions paid by the International Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $721,084, $674,612 and $350, 279, respectively. During 2001, the adviser allocated transactions of $69,846,800 (with related commissions of $164,572) to brokers who provided research services.

      Brokerage commission paid by the Flexibly Managed Fund in 2000 differed materially from commissions paid in 2001, and brokerage commissions paid by the, Small Cap Value and the International Equity Funds in 1999 differed materially from commissions paid in 2000 and 2001 largely due to increased trading by the investment managers in actively managing the Funds. In addition, new managers began managing the Small Cap Value Fund in 2000.


      Some of the investment advisers' and sub-advisers' other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser's and sub-adviser's policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser's or sub-adviser's clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction. In addition, the advisers and sub-advisers in general follow the policy that they will ordinarily not make additional purchases of a common stock for its clients (including the Penn Series) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

--------------------------------------------------------------------------------
Directors and Officers

      The business and affairs of Penn Series, which include all seventeen portfolios, are managed under the direction of its Board of Directors. The Board of Directors currently has six members. Three of the members are not "interested persons" of Penn Series as defined in the Investment Company Act of 1940, as amended. Three of the members are employees of Penn Mutual and are, therefore, "interested persons". The Board currently has one vacancy with the recent death of William H. Loesche, Jr., and will fill the vacancy with a new member who is not an "interested person."

Directors Who Are Not Interested Persons of Penn Series
-------------------------------------------------------

                                                                                                 Number of      Other
                                         Term of Office                                          Funds          Directorships
                         Position with   and Length of          Principal Occupation During      Overseen by    Held by
Name, Age and Address    Penn Series     Time Served            Past Five Years                  Director       Director
-----------------------------------------------------------------------------------------------------------------------------
Eugene Bay (64)          Director        No set term; served    Senior Pastor, Bryn Mawr         17             N/A
121 Fishers Road                         since 1993.            Presbyterian Church,
Bryn Mawr, PA 19010                                             Bryn Mawr, PA.
-----------------------------------------------------------------------------------------------------------------------------
James S. Greene (72)     Director        No set term;           Retired                          17          N/A
P.O. Box 3761                            served since 1992.
Vero Beach, FL  32964
-----------------------------------------------------------------------------------------------------------------------------
M. Donald Wright (66)    Director        No set term; served    President, M. Donald Wright      17          N/A
100 Chetwynd Drive                       since 1988.            Professional Corporation,
Rosemont, PA 19010                                              Bryn Mawr, PA
                                                                (financial planning and
                                                                consulting); Director,
                                                                Graduate School of Financial
                                                                Services, The American
                                                                College.

Directors Who Are Interested Persons of Penn Series
---------------------------------------------------

                                                                                                 Number of      Other
                                         Term of Office                                          Funds          Directorships
                         Position with   and Length of          Principal Occupation During      Overseen by    Held by
Name, Age and Address    Penn Series     Time Served            Past Five Years                  Director       Director
-----------------------------------------------------------------------------------------------------------------------------
Robert E. Chappell (57)  Director        No set term; served    Chairman of the Board and        17             Director,
The Penn Mutual Life                     since 1998.            Chief Executive Officer                         Quaker
Insurance Company                                                                                               Chemical
600 Dresher Road                                                                                                Corporation
Horsham, PA 19044
-----------------------------------------------------------------------------------------------------------------------------
Larry L. Mast (53)       Director        No set term; served    Executive Vice President,        17             N/A
The Penn Mutual Life                     since 1998.            The Penn Mutual Life
Insurance Company                                               Insurance Company (since
600 Dresher Road                                                May 1997); Senior Vice
Horsham, PA  19044                                              President, Lafayette Life
                                                                Insurance Company,
                                                                (prior thereto).
-----------------------------------------------------------------------------------------------------------------------------
Daniel J. Toran (54)     Director        No set term served     President and Chief              17             N/A
The Penn Mutual Life                     since 1998.            Operating Officer (since
Insurance Company                                               1997), Executive Vice
600 Dresher Road                                                President, Sales and
Horsham, PA  19044                                              Marketing (prior thereto),
                                                                The Penn Mutual
                                                                Life Insurance
                                                                Company; Executive
                                                                Vice President, The
                                                                New England Mutual
                                                                Life Insurance
                                                                Company, (prior
                                                                thereto).

Officers of Penn Series
-----------------------

                                            Term of Office
                           Position with    and Length of
Name, Age  and Address     Penn Series      Time Served              Principal Occupation During Past Five Years
-----------------------------------------------------------------------------------------------------------------------------
Peter M. Sherman (49)      President        No set term; served      Chairman and President of Independence Capital
600 Dresher Road                            since 2000.              Management Inc.; Executive Vice President and Chief
Horsham, PA 19044                                                    Investment Officer (since 1998), Senior Vice President
                                                                     and Chief Investment Officer (prior thereto), The Penn
                                                                     Mutual Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------
Richard F. Plush (52)      Vice President   No set term; served      Vice President and Actuary, The Penn Mutual Life
600 Dresher Road                            since 1997.              Insurance Company.
Horsham, PA 19044
-----------------------------------------------------------------------------------------------------------------------------
C. Ronald Rubley (63)      Secretary        No set term; served      Attorney, Morgan, Lewis & Bockius LLP, Philadelphia, PA
1701 Market Street                          since 1970.
Philadelphia, PA 19103
-----------------------------------------------------------------------------------------------------------------------------
Steven M. Herzberg (45)    Treasurer        No set term; served      Assistant Vice President and Treasurer (since December
600 Dresher Road                            since 1996.              1997); Director of Financial Planning and Treasurer
Horsham, PA 19044                                                    (prior thereto), The Penn Mutual Life Insurance Company.

-----------------------------------------------------------------------------------------------------------------------------
Ann M. Strootman (39)      Controller       No set term; served      Vice President and Controller (since January 1996),
600 Dresher Road                            since 1998.              The Penn Mutual Life Insurance Company.
Horsham, PA 19044


Standing Committees of Board of Directors
-----------------------------------------

      The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Toran and Greene. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board. The Executive Committee did not meet during the Company's last fiscal year and did not exercise any power of the Board.

      The Board of Directors has an Audit Committee currently consisting of Messrs. Wright and Greene. The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series' financial reporting process, including internal controls, and reporting its findings to the Board. The Audit Committee held two meetings during the Company's last fiscal year.

Ownership of Equity Securities of Penn Series Funds
---------------------------------------------------

Name of Director                                                               Aggregate Dollar Range of
or Officer                         Dollar Range of Fund Shares (Fund)          All Fund Shares (Funds)
---------------------------------- ------------------------------------------- --------------------------------------
Eugene Bay                         $10,000 - 50,000 Growth Equity              Over $100,000
                                   $50,000 - 100,000 Mid Cap Value
                                   Over $100,000 Quality Bond
                                   $10,000 - 50,000 Emerging Growth
                                   $10,000 - 50,000 Mid Cap Growth
                                   $10,000 - 50,000 Large Cap Value

---------------------------------- ------------------------------------------- --------------------------------------
Robert E. Chappell                 $1 - 10,000 Flexibly Managed                Over $100,000
                                   $10,000 - 50,000 Growth Equity
                                   $50,000 - 100,000 Large Cap Value

---------------------------------- ------------------------------------------- --------------------------------------
Larry L. Mast                      $1 - 10,000 Limited Maturity                $10,000 - $50,000
                                   $1 - 10,000 Quality Bond
                                   $1 - 10,000 Mid Cap Value
                                   $1 - 10,000 International Equity
                                   $1 - 10,000 Large Cap Value
                                   $1 - 10,000 Small Cap Value
                                   $1 - 10,000 Mid Cap Growth
                                   $1 - 10,000 Flexibly Managed
                                   $1 - 10,000 Index 500
                                   $1 - 10,000 Emerging Growth
                                   $10,000 - 50,000 Money Market

Advisory and Sub-Advisory Agreements
------------------------------------

      The Board of Directors, including in particular Directors who are not "interested persons" of Penn Series, have special responsibilities with respect to the advisory and sub-advisory agreements relating to the management of the Penn Series Funds. Advisory and sub-advisory agreements must be initially approved and, commencing two years thereafter, approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not parties to the advisory or sub-advisory agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors holds a meeting to decide whether to renew the advisory and sub-advisory agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the adviser and sub-advisers. The Directors use this information, to help them decide whether to renew the agreements for another year.

      Before this year's meeting held on February 12, 2002, the Board requested and received written materials from the adviser and sub-advisers relating to new Funds and certain other Funds requiring renewal. The material provided information about: (a) the quality of the adviser's or sub-adviser's investment management and other services; (b) the adviser's or sub-advisers' investment management personnel; (c) the adviser's or sub-adviser's operations and financial condition; (d) the adviser's or sub-adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the adviser or sub-adviser charges each Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the adviser's or sub-adviser's compliance systems; (h) the adviser's or sub-adviser's policies on and compliance procedures for personal securities transactions; (i) the adviser's or sub-adviser's reputation, expertise and resources in domestic financial markets; and (j) the Fund's performance compared with similar mutual funds.

      At the meeting, representatives from the adviser and sub-advisers presented additional written information to the Board to help the Board evaluate the adviser's or sub-adviser's fee and other aspects of the agreements. The Directors then discussed the written materials that the Board received before the meeting and any other information that the Board received at the meeting, and deliberated on the initial approval and renewal of the advisory agreement and sub-advisory agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

      Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Directors who are not "interested persons," unanimously: (a) concluded that terms of the agreements are fair and reasonable; (b) concluded that the adviser's and sub-adviser's fees are reasonable in light of the services that the adviser and sub-adviser provides to the Funds; and (c) agreed to approve the entering into or renewal of the agreements.

Compensation of Directors in 2001
---------------------------------

                                                              Pension or                                Total
                                       Aggregate         Retirement Benefits   Estimated Annual   Compensation from
                                   Compensation from      Accrued as Part of     Benefits Upon      Penn Series to
       Name and Position              Penn Series           fund Expenses         Retirement          Directors
-------------------------------- ----------------------- --------------------- ------------------ -------------------
Eugene Bay                              $16,000                  N/A                  N/A              $16,000
Director
-------------------------------- ----------------------- --------------------- ------------------ -------------------
James S. Greene                         $18,000                  N/A                  N/A              $18,000
Director
-------------------------------- ----------------------- --------------------- ------------------ -------------------
William H. Loesche, Jr.                 $18,000                  N/A                  N/A              $18,000
Director
-------------------------------- ----------------------- --------------------- ------------------ -------------------
M. Donald Wright                        $18,000                  N/A                  N/A              $18,000
Director

      Interested Directors and Officers of Penn Series receive no compensation from Penn Series for their services.

--------------------------------------------------------------------------------
Code of Ethics

      Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees ("access persons") of investment companies, its investment advisers and/or sub-advisers. Under amended Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. Penn Series has revised its Code of Ethics to comply with amended Rule 17j-1. This revised Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time. In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.

      Penn Series, ICMI and the sub-advisers each propose to submit their revised Code of Ethics to the Penn Series' Board in the coming months for adoption of these Codes of Ethics by the Board. Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

--------------------------------------------------------------------------------
Net Asset Value of Shares

      The following information supplements the information on net asset value of shares set forth in "Account Policies" in the Prospectus.

      The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange ("Exchange") is open for trading. The Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Presidential Election Day, Thanksgiving Day, and Christmas Day.

      Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

      Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

      Securities for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Directors.

      The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

      In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund's objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.
--------------------------------------------------------------------------------
Ownership of Shares

      The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.


      On March 15, 2002, the outstanding shares of Penn Series were owned as follows:*

 ---------------------------------------------------------------------------------------------------------------
                                                                           Large               Small
                       Money    Quality               Flexibly   Growth     Cap    Emerging     Cap   Intern'l
                      Market      Bond   High Yield   Managed    Equity    Value    Growth     Value   Equity
                       Fund       Fund    Bond Fund     Fund      Fund      Fund     Fund       Fund    Fund
 ---------------------------------------------------------------------------------------------------------------
 Percentage of
 Outstanding Shares
 Owned by Penn
 Mutual and Held in
 Separate Accounts
 Pursuant to Variable
 Annuity Contracts      59%       80%        67%        70%        80%      68%        61%       62%     65%
 ---------------------------------------------------------------------------------------------------------------
 Percentage of
 Outstanding Shares
 Owned by Penn
 Insurance and
 Annuity                13%        8%        12%        15%        7%       12%        12%       14%     11%
 ---------------------------------------------------------------------------------------------------------------
 Percentage of
 Outstanding Shares
 Owned by Penn
 Mutual and Held in a
 Separate Account
 Pursuant to Variable
 Life Insurance
 Contracts               28%       12%        21%        15%        13%      20%        27%       24%     24%
 ---------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------
                                       Limited
                                    Maturity Bond   Core Equity                       Mid Cap        Mid Cap
                                        Fund           Fund        Index 500 Fund   Growth Fund     Value Fund
 ---------------------------------------------------------------------------------------------------------------
 Percentage of Outstanding Shares
 Owned by Penn Mutual and Held in
 Separate Accounts Pursuant to
 Variable Annuity Contracts              67%           100%             55%             58%           61%
 ---------------------------------------------------------------------------------------------------------------
 Percentage of Outstanding Shares
 Owned by Penn Insurance and
 Annuity                                 16%            0%              10%             9%            13%
 ---------------------------------------------------------------------------------------------------------------
 Percentage of Outstanding Shares
 Owned by Penn Mutual and Held in
 a Separate Account Pursuant to
 Variable Life Insurance Contracts       17%            0%              35%             33%           26%
 ---------------------------------------------------------------------------------------------------------------


*     Unaudited


      The Large Cap Growth, Strategic Value Fund and REIT Fund began operation on May 1, 2002.



--------------------------------------------------------------------------------
Tax Status

      The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

      The following general discussion of certain Federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

      Each Fund within Penn Series is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to Penn Series as a whole.

      Shares of the Funds other than the Core Equity Fund will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies. Shares of the Core Equity Fund are currently available only to certain contracts issued to qualified pension plans. Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

      It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

      In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

      If a Fund qualifies as a regulated investment company under the Code, it will not be subject to Federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the "Distribution Requirement").

      Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.


      If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates, and in such event, may have an effect on the ability of variable separate accounts which invest in such a Fund to meet the diversification tests of Section 817(h) of the Code.


      It is expected that none of the Funds will be subject to the 4% excise tax normally imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies or pension plans.

      A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

      Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund's assets to be invested within various countries is not known.

      Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

--------------------------------------------------------------------------------
Voting Rights

      Penn Series is an open-end management investment company. Each Fund is "diversified" as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semiannual report.

      Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

--------------------------------------------------------------------------------
Custodial Services

      PNC Bank, Broad & Chestnut Streets, Philadelphia, PA 19107, is custodian of the assets of the Funds of Penn Series. The custodial services performed by PNC Bank are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized the Bank to deposit certain portfolio securities in a central depository system as allowed by federal law.

--------------------------------------------------------------------------------
Independent Auditors

      Ernst & Young LLP serves as the independent auditors of Penn Series. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Ernst & Young LLP also serves as the independent auditors of Penn Mutual.

--------------------------------------------------------------------------------
Legal Matters

      Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

      Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Company to compute or express performance follows.

--------------------------------------------------------------------------------
Total Return

      From time to time each Fund, except the Money Market Fund, may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.

The average annual compounded rates of return (unless otherwise noted) for the Funds for the periods ended December 31, 2001 are as follows:


 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
                                                                                                   Average
                                                                    Average        Average          Annual
                                        Inception       One         Annual          Annual          Since
            Name of Fund                  Date          Year      Five Years      Ten Years       Inception
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Limited Maturity Bond                   5/1/00        6.64%          N/A            N/A            8.32%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Quality Bond                           11/1/92*       8.91%         7.74%           N/A            7.60%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 High Yield Bond                         7/23/84       6.92%         5.43%          8.30%           9.02%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Flexibly Managed                        7/23/84       10.34%       12.13%          12.79%          14.31%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Core Equity                             5/1/00       -18.62%         N/A            N/A           -16.11%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Growth Equity                          11/1/92*      -25.34%        5.85%           N/A            9.07%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Large Cap Value                        11/1/92**      -2.40%        8.35%           N/A            12.51%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Index 500                               5/1/00       -11.98%         N/A            N/A           -12.15%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Mid Cap Growth                          5/1/00       -28.11%         N/A            N/A           -24.23%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Mid Cap Value                           5/1/00        -3.17%         N/A            N/A            11.56%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Emerging Growth                         5/1/97       -15.84%         N/A            N/A            28.60%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 Small Cap Value                         3/1/95        16.75%        7.92%           N/A            10.48%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------
 International Equity                    11/2/92      -28.12%        2.25%           N/A            7.63%
 ------------------------------------ -------------- ----------- -------------- --------------- ---------------


*   Date ICMI began managing the Fund's investments.

** Date OpCap Advisors, the Fund's previous manager, began managing the Fund's investments. Effective on May 1, 2000 Putnam Investment Management, LLC became manager of the Fund.

    The Large Cap Growth, Strategic Value Fund and REIT Funds began operations on May 1, 2002

         These figures were calculated according to the following formula:
         P(1 +T)=ERV

         where:
                  P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years


         ERV      =        ending redeemable value of hypothetical $1,000
                           payment made at the beginning of the l-, 5-, or 10-year periods at the end of the l-, 5-, or 10-year periods (or fractional portion thereof).

--------------------------------------------------------------------------------
RATINGS OF COMMERCIAL PAPER
--------------------------------------------------------------------------------

Moody's Investor Services, Inc. Commercial Paper Ratings:

PRIME 1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
                  -     Leading market positions in well-established industries.
                  -     High rates of return on funds employed.
                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                  - Board margins in earnings coverage of fixed financial charges and high internal cash generation.
                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

--------------------------------------------------------------------------------
PRIME 2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

--------------------------------------------------------------------------------
PRIME 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

--------------------------------------------------------------------------------
Standard & Poor's Rating Group Commercial Paper Ratings:

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

--------------------------------------------------------------------------------
A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

--------------------------------------------------------------------------------
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

--------------------------------------------------------------------------------
B Issues rated B are regarded as having significant speculative characteristics for timely payment.

--------------------------------------------------------------------------------
C This rating is assigned to short-term debt obligations that is currently vulnerable to nonpayment.

--------------------------------------------------------------------------------
D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

--------------------------------------------------------------------------------
Fitch Investors Service, Inc.:

Fitch 1 -- Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2--Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

--------------------------------------------------------------------------------
RATINGS OF CORPORATE DEBT SECURITIES
--------------------------------------------------------------------------------

     The quality of a bond is measured by credit risk--the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

--------------------------------------------------------------------------------
Moody's Investors Service, Inc.

AAA Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

--------------------------------------------------------------------------------
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

--------------------------------------------------------------------------------
A Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

--------------------------------------------------------------------------------
Baa Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

--------------------------------------------------------------------------------
Ba Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.

--------------------------------------------------------------------------------
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

--------------------------------------------------------------------------------
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

--------------------------------------------------------------------------------
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

--------------------------------------------------------------------------------
C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

--------------------------------------------------------------------------------
Standard & Poor's Ratings Group

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

--------------------------------------------------------------------------------
AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

--------------------------------------------------------------------------------
A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

--------------------------------------------------------------------------------
BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

--------------------------------------------------------------------------------

     Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF PENN SERIES
--------------------------------------------------------------------------------


     The following pages include audited financial statements and financial highlights as of December 31, 2001 for the Penn Series Funds consisting of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibility Managed Fund, Core Equity Fund (formerly the Growth and Income Fund), Growth Equity Fund, Large Cap Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Emerging Growth Fund, Small Cap Value Fund, and International Equity Fund.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE MONEY MARKET FUND

                                                         PAR              VALUE
                                                        (000)             (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER--21.8%
--------------------------------------------------------------------------------
Allstate Corp.
    1.800%, 01/25/02                                  $   500            $   499
American Express Credit Corp.
    1.840%, 01/03/02                                    5,900              5,900
    1.860%, 01/23/02                                      375                375
BellSouth Corp.
    1.840%, 01/04/02                                      800                800
Duke Capital Corp.
    2.400%, 01/04/02                                    6,350              6,349
General Electric Capital Corp.
    1.820%, 01/08/02                                    1,600              1,600
IBM Corp.
    1.820%, 01/09/02                                    5,100              5,098
Lower Colorado River Authority
    2.090%, 02/06/02                                    3,400              3,400
New York City General Obligation, New York
    1.950%, 02/06/02                                      600                600
    1.950%, 02/06/02                                    2,535              2,535
    1.950%, 02/06/02                                      830                830
                                                                         -------

TOTAL COMMERCIAL PAPER
   (Cost $27,986)                                                         27,986
                                                                         -------
--------------------------------------------------------------------------------
CORPORATE BONDS--25.5%
--------------------------------------------------------------------------------
American General Finance
    5.800%, 03/15/02                                      250                252
    7.450%, 07/01/02                                    1,120              1,145
Associates Corp.
    5.500%, 02/15/02                                      300                300
    6.500%, 07/15/02                                      490                497
    6.500%, 08/15/02                                      150                153
    7.500%, 04/15/02                                    1,175              1,190
Bank of America Corp.
    7.500%, 10/15/02                                    1,788              1,853
    7.750%, 07/15/02                                      338                348
    8.125%, 02/01/02                                    1,636              1,641
    8.375%, 03/15/02                                      290                292
Bank of New York Co., Inc.
    7.625%, 07/15/02                                      250                257
    7.875%, 11/15/02                                      275                287
Bell Atlantic Maryland
    4.375%, 01/01/02                                      541                541
Caterpiller Financial Services Corp.
    7.090%, 08/29/02                                      300                310
Central Fidelity
    8.150%, 11/15/02                                    1,075              1,123
Citicorp
    9.500%, 02/01/02                                      120                121
Citigroup, Inc.
    9.500%, 03/01/02                                      355                359
Commercial Credit Co.
    6.375%, 09/15/02                                      251                257
    6.450%, 07/01/02                                      184                186
    7.375%, 03/15/02                                      375                377

                                                        PAR                VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Home Loan Bank
    5.125%, 02/26/02                                  $  280              $  281
First Union Corp.
    7.300%, 12/01/02                                     210                 219
    8.375%, 10/01/02                                     450                 470
Fleet Boston Corp.
    8.375%, 12/15/02                                     280                 294
Fleetboston Financial Corp.
    6.125%, 03/15/02                                     250                 252
Ford Motor Credit Co.
    6.500%, 02/28/02                                   1,740               1,745
    8.200%, 02/15/02                                     390                 391
General Electric Capital Corp.
    5.330%, 01/11/02                                     110                 110
    6.700%, 10/01/02                                     200                 206
    7.000%, 03/01/02                                     922                 926
General Motors Acceptance Corp.
    5.500%, 01/14/02                                     619                 619
    6.750%, 02/07/02                                   2,113               2,117
GTE Corp.
    6.560%, 08/14/02                                     520                 531
GTE South, Inc.
     7.250%, 08/01/02                                  1,000               1,026
Honeywell International
    6.750%, 03/15/02                                     400                 401
International Lease Finance Corp.
    5.625%, 04/15/02                                     125                 125
    5.625%, 05/01/02                                   1,450               1,464
    5.900%, 04/15/02                                     590                 595
    6.375%, 02/15/02                                   3,189               3,201
John Deere Capital Corp.
    7.000%, 10/15/02                                   1,235               1,279
Merrill Lynch & Co.
    6.640%, 09/19/02                                     400                 412
    8.000%, 02/01/02                                     165                 165
    8.300%, 11/01/02                                     500                 525
Morgan (J.P.) & Co., Inc.
    7.250%, 01/15/02                                     600                 601
Morgan Stanley Dean Witter
    6.375%, 08/01/02                                     650                 658
Norwest Financial, Inc.
    6.250%, 11/01/02                                     320                 329
    7.875%, 02/15/02                                     715                 719
    7.950%, 05/15/02                                     100                 101
Pacific Bell
    7.250%, 07/01/02                                     125                 127
Private Export Funding Corp.
    7.300%, 01/31/02                                     150                 150
Salomon Smith Barney Holdings, Inc.
    7.500%, 05/01/02                                     380                 383
Salomon, Inc.
    7.300%, 05/15/02                                     300                 305
Target Corp.
    9.750%, 07/01/02                                     175                 181
The Money Store, Inc.
    8.050%, 04/15/02                                     150                 152
Wal-Mart Stores
    6.875%, 08/01/02                                     100                 103

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE MONEY MARKET FUND
                                                           PAR             VALUE
                                                          (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Wells Fargo & Co.
    8.375%, 05/15/02                                    $   100          $   102
                                                                         -------
TOTAL CORPORATE BONDS

   (Cost $32,754)                                                         32,754
                                                                         -------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--8.7%
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Notes--8.7%
    3.625%, 07/15/02
   (Cost $11,200)                                        10,000           11,200
                                                                         -------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--18.4%
--------------------------------------------------------------------------------
Federal Farm Credit Bank Bond--0.2%
    5.250%, 05/01/02                                        205              207

Federal National Mortgage Association--0.3%
    6.625%, 01/15/02                                        352              352

Student Loan Marketing Association--17.9%
    1.430%, 01/02/02                                     23,000           23,000
                                                                         -------
TOTAL AGENCY OBLIGATIONS
   (Cost $23,559)                                                         23,559
                                                                         -------
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES***--12.1%
--------------------------------------------------------------------------------
Alabama State Industrial Development Authority
    2.100%, 01/07/02                                        850              850
Avalon Hotel Associates
    2.490%, 01/07/02                                        385              385
Barton Healthcare, LLC
    2.200%, 01/02/02                                        355              355
Berks County, PA, Industrial Development Authority
    2.150%, 01/07/02                                        455              455
Bloomfield, NM

    2.20%, 01/07/02                                         600              600
Columbia County, GA, Development Authority
    2.050%, 01/07/02                                      1,500            1,500

Community Health Systems, Inc.
    2.900%, 01/07/02                                      1,090            1,090
    2.900%, 01/07/02                                        315              315

Durham, NC, Certificates of Participation

    2.150%, 01/02/02                                        500              500
Espanola, NM
    2.200%, 01/07/02                                        600              600

Fairview Hospital & Healthcare  Services
    1.950%, 01/07/02                                        500              500
GMG Warehouse, LLC

    2.200%, 01/02/02                                        900              900
Health Insurance Plan of Greater NY
    2.150%, 01/07/02                                        400              400
Illinois Development Finance Authority
    2.200%, 01/07/02                                        600              600
Liliha Parking  LP

    2.900%, 01/02/02                                      2,060            2,060
Montgomery County, PA, Industrial
     Development Authority
    2.150%, 01/07/02                                      1,040            1,040

Philadelphia Authority-For Industrial
     Development-Marketplace
    2.000%, 01/07/02                                      1,500            1,500

                                                          PAR             VALUE
                                                         (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Silver City, NM
    2.200%, 01/07/02                                    $   600          $   600

St. Francis Healthcare Foundation
    2.90%, 01/07/02                                       1,330            1,330
                                                                         -------
TOTAL VARIABLE RATE DEMAND NOTES
   (Cost $15,580)                                                         15,580
                                                                         -------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES--4.6%
--------------------------------------------------------------------------------
Beneficial Corp.
   6.440%, 01/02/02                                       1,000            1,000
Caterpillar Financial Service Corp.
    5.890%, 07/15/02                                        285              288
General Electric Capital Corp.
    5.280%, 01/08/02                                        500              500
    7.800%, 02/11/02                                        100              100
General Motors Acceptance Corp.
    6.750%, 02/15/02                                        500              501
IBM Credit Corp.
    7.000%, 01/28/02                                      1,200            1,202
International Lease Finance Corp.
    5.450%, 01/04/02                                        100              100
    5.750%, 01/16/02                                        155              155
Merrill Lynch & Co.
    5.710%, 01/15/02                                        100              100
NationsBank Corp.
    5.850%, 02/05/02                                      1,000            1,001
Norwest Corp.
    6.800%, 05/15/02                                        100              101
    7.750%, 03/01/02                                        100              100
Southwestern Bell Capital
    7.370%, 05/01/02                                        300              303
Southwestern Bell Telephone Co.
    6.400%, 04/22/02                                        400              402
                                                                         -------

TOTAL MEDIUM TERM NOTES
  (Cost $5,853)                                                            5,853
                                                                         -------
                                                        NUMBER
                                                       OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--8.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempFund                                  5,322,449            5,322
Janus Money Market Fund                               5,338,692            5,339
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,661)                                                          10,661
                                                                        --------
TOTAL INVESTMENTS--99.4%
   (Cost $127,593) (a)                                                    27,593

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.6%                                                       815
                                                                        --------
NET ASSETS APPLICABLE TO 128,410,520
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                       $ 128,408
                                                                        ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $   1.00
                                                                        ========

-------------------------------------------------------
 (a) Cost for Federal income tax purposes.
 *** The rate shown is the rate as of December 31, 2001, and the maturity is the next interest readjustment date.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE MONEY MARKET FUND



                                                          PERCENTAGE
      MATURITY               AMOUNT                      OF PORTFOLIO
      SCHEDULE              PAR (000)                    (CUMULATIVE)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    1  -  7 days          $  63,932               50.8%              50.8%
     8 - 14 days              7,929                6.3%              57.1%
    15 - 30 days              3,282                2.6%              59.7%
    31 - 60 days             21,140               16.8%              76.5%
    61 - 90 days              1,565                1.2%              77.7%
   91 - 120 days              2,440                1.9%              79.6%
  121 - 150 days              2,935                2.4%              82.0%
   over 150 days             22,671               18.0%             100.0%
                          $ 125,894              100.0%

Average Weighted Maturity -- 59.36 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE QUALITY BOND FUND
                                                           PAR            VALUE
                                                          (000)           (000)
--------------------------------------------------------------------------------
CORPORATE BONDS--12.3%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED--1.6%
General Motors Acceptance Corp.
       8.000%, 11/01/31                                 $ 2,000          $ 2,036
                                                                         -------
ELECTRIC--1.6%
FirstEnergy Corp.
       6.450%, 11/15/11                                   2,000            1,951
                                                                         -------
FOOD & BEVERAGES--1.7%
Tyson Foods, Inc.
       8.250%, 10/01/11                                   2,000            2,118
                                                                         -------
TELECOMMUNICATIONS--5.1%

AT&T Corp.
       8.000%, 11/15/31                                   2,000            2,093
Sing Telecommunications
       7.375%, 12/01/31                                   2,000            2,037
Worldcom, Inc.
       8.250%, 05/15/31                                   2,000            2,120
                                                                         -------
                                                                           6,250
                                                                         -------
TRANSPORTATION--2.3%
CSX Corp.
       7.050%, 05/01/02                                   2,810            2,853
                                                                         -------
TOTAL CORPORATE BONDS
  (Cost $14,941)                                                          15,208
                                                                         -------
--------------------------------------------------------------------------------
ZERO COUPON BONDS--23.8%
--------------------------------------------------------------------------------
Morgan Stanley Tracer
       6.386%, 09/15/11~
  (Cost $29,574)                                         27,475           29,384
                                                                         -------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES--0.9%
--------------------------------------------------------------------------------
Associates Corp. N.A
       7.750%, 02/15/05
  (Cost $1,004)                                           1,000            1,088
                                                                         -------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--10.7%
--------------------------------------------------------------------------------
U.S. TREASURY BONDS--2.5%
       5.375%, 02/15/31                                   1,625            1,602
       7.500%, 11/15/16                                   1,300            1,537
                                                                         -------
                                                                           3,139
                                                                         -------
U.S. TREASURY INFLATION INDEXED NOTES--5.4%
       3.625%, 07/15/02                                   6,000            6,719
                                                                         -------
U.S. TREASURY NOTES--2.8%
       5.000%, 02/15/11                                   2,635            2,627
       5.750%, 11/15/05                                     725              766
                                                                         -------
                                                                           3,393
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $13,240)                                                          13,251
                                                                         -------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--64.8%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--51.9%
       6.000%, 01/01/32                                  11,000           10,749
       6.500%, 01/01/32                                  14,900           14,900
       6.620%, 11/01/07                                   1,834            1,930
                                                                         -------

                                                           PAR            VALUE
                                                          (000)           (000)
--------------------------------------------------------------------------------
CORPORATE BONDS--12.3%
--------------------------------------------------------------------------------
       6.825%, 09/01/07                                 $ 2,566          $ 2,722
       7.000%, 01/01/32                                  15,000           15,281
       7.500%, 01/01/32                                  18,000           18,568
                                                                         -------
                                                                          64,150
                                                                         -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--7.6%
       9.000%, 10/15/30                                   1,046            1,112
       9.000%, 10/15/30                                     926              985
       9.000%, 10/15/30                                   1,920            2,041
       9.000%, 11/15/30                                     231              245
       9.000%, 11/15/30                                     612              650
       9.000%, 11/15/30                                   1,457            1,549
       9.000%, 11/15/30                                     441              469
       9.000%, 11/15/30                                   2,242            2,384
                                                                         -------
                                                                           9,435
                                                                         -------
STUDENT LOAN MARKETING ASSOC.--5.3%
        1.430%, 01/02/02                                  6,500            6,500
                                                                         -------

TOTAL AGENCY OBLIGATIONS
  (Cost $79,260)                                                          80,085
                                                                         -------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.7%
--------------------------------------------------------------------------------
Morgan Stanley Capital I
       6.950%, 12/12/05 @~
  (Cost $846)                                               871              901
                                                                         -------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--14.4%
--------------------------------------------------------------------------------
Chase Credit Card Master Trust
       2.056%, 08/15/05                                   3,500            3,503
First USA Credit Card Master Trust
       1.990%, 01/18/06                                   2,500            2,500
Fleet Credit Card Master Trust II
       2.026%, 07/15/05                                   3,550            3,552
Illinois Power Special Purpose Trust
       5.380%, 06/25/07                                   4,500            4,628
MBNA Master Credit Card Trust I
       2.070%, 10/15/05                                   1,500            1,502
Railcar Leasing L.L.C
       7.125%, 01/15/13                                   2,000            2,107
                                                                         -------
TOTAL ASSET BACKED SECURITIES
  (Cost $17,396)                                                          17,792
                                                                         -------
                                                        NUMBER
                                                       OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - TempFund                                   6,007,215           6,007
Janus Money Market Fund                               5,989,059           5,989
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $11,996)                                                         11,996
                                                                        -------
TOTAL INVESTMENTS--137.3%
  (Cost $168,257) (a)                                                    69,705

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(37.3%)                                             (46,136)
                                                                        -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE QUALITY BOND FUND
                                                                    VALUE
                                                                    (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 11,895,290
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                $ 123,569
                                                                 ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   10.39
                                                                 ==========

----------------------------------------------------------
@ Restricted Security
~ Security priced by investment adviser
(a) At December 31, 2001, the cost for Federal income tax purposes was $168,257,479. Net unrealized appreciation was $1,447,654. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,785,451 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($337,797).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 20001
THE HIGH YIELD  BOND FUND

                                                              PAR         VALUE
                                                             (000)        (000)
-------------------------------------------------------------------------------
CORPORATE BONDS--98.7%
-------------------------------------------------------------------------------
Aerospace & Defense--2.0%
Alliant Techsystems, Inc.
     8.500%, 05/15/11                                        $ 400     $   416
Anteon Corp.
     12.000%, 05/15/09                                         200         214
BE Aerospace
     8.000%, 03/01/08                                          125         105
Dyncorp, Inc.
     9.500%, 03/01/07                                          275         280
L-3 Communications Corp.
     10.375%, 05/01/07                                         200         214
                                                                       -------
                                                                         1,229
                                                                       -------
Automobiles & Related--2.3%
Advance Stores Co., Inc.
     10.250%, 04/15/08                                         300         304
     10.250%, 04/15/08                                          75          76
Aftermarket Technology Corp.
     12.000%, 08/01/04                                         225         228
Arvin Industries, Inc.
     7.125%, 03/15/09                                          100          93
Collins and Aikman Products
     10.750%, 12/31/11                                         200         200
Dana Corp.
     9.000%, 08/15/11                                          225         209
Hayes Lemmerz International, Inc.
     8.250%, 12/15/08 #                                        125           6
     11.875%, 06/15/06 #                                       200          95
MSX International, Inc.
     11.375%, 01/15/0                                          200         160
                                                                       -------
                                                                         1,371
                                                                       -------
Banking--1.4%
Bank Hawaii Capital
     8.250%, 12/15/26                                          100          82
Bank of Hawaii
     6.875%, 03/01/09                                          500         487
FBOP Corp.
     10.000%, 01/15/09                                         300         300
                                                                       -------
                                                                           869
                                                                       -------
Broadcast/Media--4.0%
Chancellor Media Corp.
     8.750%, 06/15/07                                          150         156
Echostar DBS Corp.
     9.375%, 02/01/09                                          200         206
Lin Holdings Corp.
     19.777%**, 03/01/08                                       400         224
Lin Television Corp.
     8.000%, 01/15/08                                           50          51
Paxson Communication Corp.
     10.750%, 07/15/08                                         300         314
Radio One
     8.875%, 07/01/11                                          300         310
Radio Unica Corp.
     31.712%**, 08/01/06                                       425         202
Salem Communication Holding Corp.
     9.000%, 07/01/11                                          350         362

                                                             PAR         VALUE
                                                            (000)        (000)
-------------------------------------------------------------------------------
CORPORATE BONDS--98.7%
-------------------------------------------------------------------------------
Sinclair Broadcast Group
     8.750%, 12/15/11                                       $ 150       $ 150
     10.000%, 09/30/05                                        150         155
Spanish Broadcasting System
     9.625%, 11/01/09                                         300         297
                                                                      -------
                                                                        2,427
                                                                      -------
Building Products--6.1%
Ainsworth Lumber
     13.875%, 07/15/07                                        125         127
American Builders & Contractors Supply Co., Inc.
     10.625%, 05/15/07                                        500         502
American Standard, Inc.
     7.625%, 02/15/10                                         200         201
Associated Materials, Inc.
     9.250%, 03/01/08                                         600         613
International Utility Structures, Inc.
     13.000%, 02/01/08                                        200          36
ISG Resources, Inc.
     10.000%, 02/01/08                                        550         467
Lennar Corp.
     9.950%, 05/01/10                                         600         661
Nortek, Inc.
     9.875%, 06/15/11                                         300         297
Ryland Group
     9.125%, 06/15/11                                         300         310
Schuff Steel Co.
     10.500%, 06/01/08                                        500         476
                                                                      -------
                                                                        3,690
                                                                      -------
Building-Residential--0.5%
WCI Communities, Inc.
     10.625%, 02/15/11                                        300         310
                                                                      -------
Cable Operators--6.7%
Adelphia Communications
     9.375%, 11/15/09                                         175         168
     10.875%, 10/01/10                                        700         715
Charter Communications
     10.000%, 05/15/11                                        575         585
     11.125%, 01/15/11                                        225         238
     11.750%, 05/15/11                                        250         154
     11.875%**, 01/15/11                                      225         150
Coaxial L.L.C.
     14.775%**, 08/15/08                                      450         334
CSC Holdings, Inc.
     7.625%, 04/01/11                                          75          75
     7.875%, 02/15/18                                          75          73
Frontiervision Holdings LP
     11.875%, 09/15/07                                        300         315
     11.875%, 09/15/07                                        150         157
Frontiervision Sr. Sub. Notes
     11.000%, 10/15/06                                        200         207
Insight Communications
     12.744%**, 02/15/11                                      500         295
Mediacom Broadband LLC
     11.000%, 07/15/13                                        300         329
Pegasus Satellite
     12.375%, 08/01/06                                        100          98

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND

                                                       PAR         VALUE
                                                      (000)        (000)
------------------------------------------------------------------------

------------------------------------------------------------------------
Telewest Communication PLC
     11.000%, 10/01/07                                $ 200      $   144
                                                                 -------
                                                                   4,037
                                                                 -------
Chemical & Fertilizer--5.2%
Acetex Corp.
     10.875%, 08/01/09                                  500          501
American Pacific Corp.
     9.250%, 03/01/05                                   350          354
Equistar Chemicals LP
     10.125%, 09/01/08                                  500          505
Hercules, Inc.
     11.125%, 11/15/07                                  150          157
Huntsman ICI Chemicals
     10.125%, 07/01/09                                  200          192
Koppers Industry, Inc.
     9.875%, 12/01/07                                   500          490
Lyondell Chemical Co.
     9.500%, 12/15/08                                   150          148
     9.875%, 05/01/07                                   125          126
     10.875%, 05/01/09                                  225          208
MacDermid, Inc.
     9.125%, 07/15/11                                   300          307
Messer Griesheim Holdings
     10.375%, 06/01/11                                  175          166
                                                                 -------
                                                                   3,154
                                                                 -------
Commercial Services--2.8%
Cendant Corp.
     7.750%, 12/01/03                                   175          178
Compagnie Genera de Geophysique
     10.625%, 11/15/07                                  200          204
Iron Mountain, Inc.
     8.625%, 04/01/13                                   300          312
ServiceMaster Co.
     7.250%, 03/01/38                                   600          460
TravelCenters of America
     12.750%, 05/01/09                                  500          530
                                                                 -------
                                                                   1,684
                                                                 -------
Containers & Glass Products--1.3%
BWAY Corp.
     10.250%, 04/15/07                                  300          310
Silgan Holding, Inc.
     9.000%, 06/01/09                                   300          306
Stone Container Corp.
     9.750%, 02/01/11                                   150          159
US Can Corp.
     12.375%, 10/01/10                                   50           31
                                                                 -------
                                                                     806
                                                                 -------
Cosmetics & Toiletries--0.4%
Revlon Consumer Products Corp.
     12.000%, 12/01/05 #                                250          248
                                                                 -------
Distribution Services--0.3%
Ownes & Minor, Inc.
     8.500%, 07/15/11                                   200          208
                                                                 -------
Drugs & Cosmetics--2.1%
Armkel LLC
     9.500%, 08/15/09                                   450          472

                                                                 PAR      VALUE
                                                                (000)     (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Playtex Products, Inc.
    9.375%, 06/01/11                                            $ 750   $   787
                                                                        -------
                                                                          1,259
                                                                        -------
Electronic Components--2.6%
AES Corp.
    8.500%, 11/01/07                                              250       202
    8.750%, 06/15/08                                               50        44
    9.375%, 09/15/10                                               25        22
    9.500%, 06/01/09                                              250       228
Asat Finance LLC
    12.500%, 11/01/06                                             276       188
Calpine Corp.
    8.500%, 02/15/11                                              250       227
Fairchild Semiconductor Corp.
    10.375%, 10/01/07                                             200       208
    10.500%, 02/01/09                                             100       106
Flextronics International Ltd.
    9.875%, 07/01/10                                              275       289
SCG Holdings & Semiconductor Corp.
    12.000%, 08/01/09                                             100        35
Viasystems, Inc.
    9.750%, 06/01/07                                              100        30
                                                                        -------
                                                                          1,579
                                                                        -------
Energy Services--4.4%
Calpine Canada Energy Finance
    8.500%, 05/01/08                                              325       297
CMS Energy Corp.
    9.875%, 10/15/07                                              400       424
Edison Mission Energy
    10.000%, 08/15/08                                             250       257
Eott Energy Partners
    11.000%, 10/01/09                                             100        99
PG&E National Energy Group
    10.375%, 05/16/11                                             275       290
Plains Resources, Inc.
    10.250%, 03/15/06                                             300       303
Pride Petroleum Services, Inc.
    9.375%, 05/01/07                                              425       447
PSEG Energy Holdings
    8.500%, 06/15/11                                              200       196
Swift Energy Co.
    10.250%, 08/01/09                                             325       328
YPF Sociedad Anonima
    10.000%, 11/02/28                                             100        58
                                                                        -------
                                                                          2,699
                                                                        -------
Entertainment & Leisure--2.0%
Bally Total Fitness Holdings
    9.875%, 10/15/07                                              350       357
Calpine Corp.
    4.000%, 12/26/06                                               87       101
Cinemark USA, Inc.
    8.500%, 08/01/08                                              125       112
Premier Parks, Inc.
    10.741%,** 04/01/08                                           750       639
                                                                        -------
                                                                          1,209
                                                                        -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND
                                                             PAR          VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance--1.8%
Capital One Financial
     7.250%, 12/01/03                                       $ 400      $    405
Dime Capital, Inc.
     9.330%, 05/06/27                                         300           318
Orion Power Holdings, Inc.
     12.000%, 05/01/10                                        200           240
Williams Scotsman Inc.
     9.875%, 06/01/07                                         150           148
                                                                        -------
                                                                          1,111
                                                                        -------
Food & Beverage--3.9%
B&G Foods, Inc.
     9.625%, 08/01/07                                         400           384
Cott Beverages
     8.000%, 12/15/11                                         650           634
Cott Corp.
     8.500%, 05/01/07                                         125           129
     9.375%, 07/01/05                                         475           485
Land O Lakes
     8.750%, 11/15/11                                         150           145
Luigino's, Inc.
     10.000%, 02/01/06                                        300           294
Smithfield Foods, Inc.
     7.625%, 02/15/08                                         300           294
                                                                        -------
                                                                          2,365
                                                                        -------
Healthcare Services--5.1%
Alliance Imaging
     10.375%, 06/01/09                                        200           212
Bio-Rad Laboratories, Inc.
     11.625%, 02/15/07                                        400           443
Concentra Operating Corp.
     13.000%, 08/15/09                                        100           107
Davita, Inc.
     9.250%, 04/15/11                                         300           315
Fresenius Medical Capital Trust II
     7.875%, 02/01/08                                         100           100
Fresenius Medical Capital Trust IV
     7.875%, 06/15/11                                         350           348
Iasis Healthcare Corp.
     13.000%, 10/15/09                                        125           136
Kinetic Concepts, Inc.
     9.625%, 11/01/07                                         300           297
La Quinta Properties
     7.510%, 09/26/03                                         125           124
Lifepoint Hospitals Holdings, Inc.
     10.750%, 05/15/09                                        200           222
Mariner Post-Accute Network, Inc.
     367.495%**, 11/01/07 #                                   650             3
Omnicare Inc.
    8.125%, 03/15/11                                          150           155
Total Renal Care Holdings
    7.000%, 05/15/09                                          317           322

                                                             PAR          VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Triad Hospital Holdings, Inc.
     11.000%, 05/15/09                                       300       $   329
                                                                       -------
                                                                         3,113
                                                                       -------
Hotels & Gaming--9.1%
Ameristar Casinos, Inc.
     10.750%, 02/15/09                                       600           648
Argosy Gaming Co.
     10.750%, 06/01/09                                       475           522
Courtyard by Marriott II
     10.750%, 02/01/08                                       600           609
Hammons (John Q.) Hotels LP
     9.750%, 10/01/05                                        600           595
HMH Properties, Inc.
     7.875%, 08/01/08                                        175           161
Hollywood Casino Corp.
     11.250%, 05/01/07                                       300           324
Hollywood Park, Inc.
     9.250%, 02/15/07                                        375           324
Horseshoe Gaming LLC
     9.375%, 06/15/07                                        125           133
Host Marriott LP
     9.500%, 01/15/07                                        150           150
International Game Technology
     8.375%, 05/15/09                                        600           631
Isle of Capri Casinos
     8.750%, 04/15/09                                        275           265
Mandalay Resort Group
     9.375%, 02/15/10                                        175           174
Mikohn Gaming Corp.
     11.875%, 08/15/08                                       250           243
Venetian Casino
     12.250%, 11/15/04                                       100           100
     14.250%, 11/15/05                                       475           437
Wheeling Island Gaming
     10.125%, 12/15/09                                       175           178
                                                                       -------
                                                                         5,494
                                                                       -------
Internet Service Provider--0.1%
Globix Corp.
     12.500%, 02/01/10                                       200            40
                                                                       -------
Machinery (Diversified)--1.2%
Alfa Laval Special Financial
     12.125%, 02/01/10                                       100           102
Joy Global, Inc.
     10.750%, 04/30/06                                       400           412
Terex Corp.
     10.375%, 04/01/11                                       200           208
                                                                       -------
                                                                           722
                                                                       -------
Manufacturing--3.7%
Actuant Corp.
     13.000%, 05/01/09                                       600           642
Applied Extrusion Technologies
     10.750%, 07/01/11                                       300           320
Dresser, Inc.
     9.375%, 04/15/11                                        125           128
Hawk Corp.
     10.250%, 12/01/03                                        25            24

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND

                                                        PAR         VALUE
                                                       (000)        (000)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
HCC Industries, Inc.
    10.750%, 05/15/07 @                                 $ 400      $   268
Herbst Gaming, Inc.
    10.750%, 09/01/08                                      75           77
International Wire Group, Inc.
    11.750%, 06/01/05                                     600          492
Motors and Gears, Inc.
    10.750%, 11/15/06                                     300          261
                                                                   -------
                                                                     2,212
                                                                   -------
Medical Services--0.9%
Insight Health Services
    9.875%, 11/01/11                                      250          259
Triad Hospitals, Inc.
    8.750%, 05/01/09                                       50           52
Vicar Operating, Inc.
    9.875%, 12/01/09                                      225          230
                                                                   -------
                                                                       541
                                                                   -------
Metals & Mining--2.6%
AK Steel Corp.
    9.125%, 12/15/06                                      550          564
Bethlehem Steel
    10.375%, 09/01/03                                     200           20
Better Minerals & Aggregates
    13.000%, 09/15/09                                     350          292
Compass Minerals Group
    10.000%, 08/15/11                                     150          156
P&L Coal Holdings Corp.
    8.875%, 05/15/08                                      100          107
Russel Metals, Inc.
    10.000%, 06/01/09                                     300          299
United States Steel
    10.750%, 08/01/08                                     125          119
Weirton Steel Corp.
    10.750%, 06/01/05 #                                   150           15
    11.375%, 07/01/04 #                                   100           10
                                                                   -------
                                                                     1,582
                                                                   -------
Miscellaneous Consumer Products--1.9%
Dimon, Inc.
    9.625%, 10/15/11                                      300          311
Hasbro, Inc.
    6.600%, 0715/28                                        50           38
Hedstrom Holdings, Inc.
    0.000%**, 06/01/09 @                                   50            -
Jostens, Inc.
    12.750%, 05/01/10                                     300          330
Luscar Coal Ltd.
    9.750%, 10/15/11                                      125          129
Sealy Mattress
    9.875%, 12/15/07                                      150          150
Sleepmaster
    11.000%, 05/15/09 #                                   100            8

                                                        PAR         VALUE
                                                       (000)        (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Willis Corroon Corp.
     9.000%, 02/01/09                                  $ 200      $   208
                                                                  -------
                                                                    1,174
                                                                  -------
Office Equipment & Services--0.6%
IPC Acquisition Corp.
     11.500%, 12/15/09                                   350          350
                                                                  -------
Oil--2.5%
Forest Oil Corp.
     8.000%, 06/15/08                                    300          301
     8.000%, 12/15/11                                    200          200
     10.500%, 01/15/06                                   200          212
Hanover Equipment Trust
     8.500%, 09/01/08                                     75           78
Ocean Energy, Inc.
     8.875%, 07/15/07                                    325          340
Pennzoil-Quaker State
     10.000%, 11/01/08                                   125          131
Stone Energy Corp.
     8.250%, 12/15/11                                    225          228
                                                                  -------
                                                                    1,490
                                                                  -------
Paper & Related Products--3.5%
Four M Corp.
     12.000%, 06/01/06                                   250          246
Norampac, Inc.
     9.500%, 02/01/08                                     50           52
Norske Skog
     8.625%, 06/15/11                                    500          518
Packaged Ice, Inc.
     9.750%, 02/01/05                                    250          180
Packaging Corp. of America
     9.625%, 04/01/09                                    175          192
Paperboard Industries International, Inc.
     8.375%, 09/15/07                                    250          238
Potlatch Corp.
     10.000%, 07/15/11                                   250          260
Riverwood International Corp.
     10.625%, 08/01/07                                   400          420
U.S. Timberlands Klam/Finance
     9.625%, 11/15/07                                     50           34
                                                                  -------
                                                                    2,140
                                                                  -------
Printing & Publishing--1.4%
Canwest Media, Inc.
     10.625%, 05/15/11                                   200          213
Quebecor Media Inc.
     11.125%, 07/15/11                                   150          160
Sun Media Corp.
     9.500%, 02/15/07                                    275          279
Transwestern Holdings, LP
     13.467%**, 11/15/08                                 200          167
                                                                  -------
                                                                      819
                                                                  -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND

                                                         PAR           VALUE
                                                        (000)          (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Rental Auto-Equipment--1.1%
Universal Compression, Inc.
     8.725%**, 02/15/08                                  $ 700        $   665
                                                                      -------

Restaurants--1.5%
AFC Enterprises
     10.250%, 05/15/07                                     300            317
FM Corp.
     9.750%, 11/01/03                                      500            504
Foodmaker, Inc.
     8.735%, 04/15/08                                      100            101
                                                                      -------
                                                                          922
                                                                      -------
Retail--0.7%
Amerigas Partner Apu
     10.000%, 04/15/06                                     250            264
Dillards, Inc.
     7.375%, 06/01/06                                      150            139
                                                                      -------
                                                                          403
                                                                      -------
Satellites--0.2%
Echostar DBS Corp.
     9.125%, 01/15/09                                      125            125
Orbital Imaging Corp.
     11.625%, 03/01/05 #                                   100             20
                                                                      -------
                                                                          145
                                                                      -------
Services--2.1%
AP Holdings, Inc.
     83.112%**, 03/15/08 @                                 200             14
Avis Group Holdings, Inc.
     11.000%, 05/01/09                                     400            424
Coinmach Corp.
     11.750%, 11/15/05                                     307            315
Global Imaging Systems, Inc.
     10.750%, 02/15/07                                     175            174
Intertek Finance PLC
     10.250%, 11/01/06                                     175            175
Sitel Corp.
     9.250%, 03/15/06                                      200            154
                                                                      -------
                                                                        1,256
                                                                      -------
Specified Purpose Holding Companies--0.6%
Advance Holding Corp.
     12.680%**, 04/15/09                                   200           172
MEDI Trust
     7.114%, 08/15/04                                      175           168
                                                                     -------
                                                                         340
                                                                     -------
Supermarkets--0.0%
Jitney-Jungle Stores of America, Inc.
     10.375%, 09/15/07 #                                   250             -
     12.000%, 03/01/06 #                                   250             -
                                                                     -------
                                                                           -
                                                                     -------

                                                     PAR          VALUE
                                                    (000)         (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Telecommunications--8.1%
Airgate PCS, Inc.
    12.119%**, 10/01/09                             $ 475         $   361
Alamosa Delaware, Inc.
12.500%, 02/01/11                                     225             230
    13.625%, 08/15/11                                 150             157
Alaska Communications
    9.375%, 05/15/09                                  350             347
American Cellular Corp.
    9.500%, 10/15/09                                  250             243
Dobson Communications
    10.875%, 07/01/10                                 250             258
Horizon PCS, Inc.
    13.750%, 06/15/11                                 100             100
    16.239%**, 10/01/10                                50              26
iPCS, Inc.
    13.069%**, 07/15/10                               550             363
KMC Telecom Holdings, Inc.
    118.529%**, 05/15/08                              350              14
McCaw International LTD
    181.881%**, 04/15/07                              200              10
Microcell Telecommunications
    14.000%, 06/01/06                                 275             234
Nextel Communications, Inc.
    5.250%, 01/15/10                                  275             166
    9.375%, 11/15/09                                  275             217
Nextel International, Inc.
    12.750%, 08/01/10                                 175              12
Nextel Partners, Inc.
    12.500%, 11/15/09                                 150             131
Rogers Cantel, Inc.
    9.750%, 06/01/16                                  175             173
Rogers Wireless, Inc.
    9.625%, 05/01/11                                  175             181
Triton PCS, Inc.
    8.750%, 11/15/11                                  925             925
    10.144%**, 05/01/08                               400             362
Ubiquitel Operating Co.
    16.764%**, 04/15/10                               300             161
Voicestream Wireless Corp.
    10.375%, 11/15/09                                 195             221
                                                                  -------
                                                                    4,892
                                                                  -------
Textiles & Apparel--0.7%
Dan River, Inc.
    10.125%, 12/15/03                                 800             322
Delta Mills, Inc.
    9.625%, 09/01/07                                  200             104
Dyersburg Corp.
    9.750%, 09/01/07 #                                450              10
                                                                  -------
                                                                      436
                                                                  -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND
                                                                PAR       VALUE
                                                               (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSPORTATION--0.9%
Greyhound Lines
     11.500%, 04/15/07                                         $ 150     $   136
Petro Stopping Centers
     10.500%, 02/01/07                                           500         415
                                                                         -------
                                                                             551
                                                                         -------
WASTE MANAGEMENT--0.4%
Allied Waste North America
     8.500%, 12/01/08 #                                          250         253
                                                                         -------
TOTAL CORPORATE BONDS
  (Cost $62,607)                                                          59,795
                                                                         -------
                                                              NUMBER
                                                            OF SHARES
--------------------------------------------------------------------------------
COMMON STOCKS--1.2%
--------------------------------------------------------------------------------
Adelphia Communications Corporation *                          5,000         156
AT&T Canada, Inc.*                                               514          16
Cablevision Systems New York Group*                            3,700         176
Charter Communications, Inc.  *                                3,700          61
Gaylord Container Corp.*                                       7,500           8
Hedstrom Holdings, Inc.*@                                      6,065           -
International Game Technology, Inc.*                             750          51
Joy Global, Inc.*                                              2,750          46
Microcell Telecommunications, Inc.*                            1,117           3
Pathmark Stores, Inc.*@                                        1,532          38
Safelite Glass Corp.*@                                         1,935           -
Safelite Realty Corp.*@                                          130           -
Western Wireless Corp. *                                       5,000         141
                                                                         -------
TOTAL COMMON STOCKS
(Cost $1,266)                                                                696
                                                                         -------
--------------------------------------------------------------------------------
PREFERRED STOCKS--6.4%
--------------------------------------------------------------------------------
Broadcast/Media--1.3%
Cumulus Media, Inc. 13.750% *                                    327         328
Granite Broadcasting  12.750% *                                   50          18
Paxson Communications Corp. 13.250% *@                         1,066          91
Sinclair Capital 11.625%                                       3,250         328
                                                                         -------
                                                                             765
                                                                         -------
Cable Operators--2.3%
CSC Holdings, Inc. 11.125%                                    11,359       1,198
CSC Holdings, Inc. 11.750%                                     2,117         225
                                                                         -------
                                                                           1,423
                                                                         -------
Computer Services & Software--0.0%
Rhythms NetConnections, Inc. 6.750% *                          1,700           -
                                                                         -------
Electric Utilities--0.8%
TNP Enterprises, Inc. 14.500% *                                4,440         484
                                                                         -------
Finance--0.4%
Bank United Capital Trust 10.250%                                250         233
                                                                         -------

                                                         NUMBER     VALUE
                                                       OF SHARES    (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Industrial - Other--0.6%
Anvil Holdings, Inc.  13.000% *                          25,004    $   375
                                                                   -------
Long Distance--0.0%
Global Crossing Holdings Ltd. 10.500%                     3,210          6
                                                                   -------
Wireless Communications--0.7%
Dobson Communications Corp. 12.250% *                        92         84
Dobson Communications Corp. 12.250% *                        96         91

Nextel Communications, Inc. 13.000% *                     1,050         59
Rural Cellular Corp. 11.375% *                              188        162
                                                                   -------
                                                                       396
                                                                   -------
Wireline Communications--0.3%
E. Spire Communications, Inc. 12.750% *@                  2,198          -
Intermedia Communications, Inc. 13.500% *                   188          2
Pegasus Satellite 12.750% *                                 278        200
XO Communications 14.000% *                               5,520          6
                                                                   -------
                                                                       208
                                                                   -------
TOTAL PREFERRED STOCKS
 (Cost $4,925)                                                       3,890
                                                                   -------
                                                          NUMBER
                                                       OF WARRANTS
---------------------------------------------------------------------------
WARRANTS--0.2%
---------------------------------------------------------------------------
Allegiance Telecom, Inc. *@                                 250          4
Asat Finance *@                                             100          2
Cybernet Internet Services *@                               150          -
Hedstrom Holdings Warrants*@                                258          -
Horizon PCS, Inc.*                                          350         14
iPCS, Inc.*                                                 300          8
Jostens, Inc.*                                              200          2
KMC Telecom Holdings, Inc. *@                               200          1
Leap Wireless International*                                275          7
Pathmark Stores, Inc. *@                                  2,350         19
Safelite Glass Corp. Class A *@                           4,743          -
Safelite Glass Corp. Class B *@                           3,162          -
SW Acquisition *                                            200          6
TravelCenters of America *                                1,800         18
Ubiquitel, Inc.*                                            900         45
UIH Australia *@                                            175          -
Wright Medical Technology, Inc. *@                        2,676          -
                                                                   -------
TOTAL WARRANTS
 (Cost $159)                                                           126
                                                                   -------

                                                         NUMBER
                                                       OF SHARES
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--0.8%
-------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
  (Cost $510)                                            510,091       510
                                                                   -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE HIGH YIELD  BOND FUND

                                                                     VALUE
                                                                     (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TOTAL INVESTMENTS--107.3%
(Cost $69,467) (a)                                                  $ 65,017

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(7.3%)                                             (4,440)
                                                                    --------
NET ASSETS APPLICABLE TO 8,356,214
SHARES OF COMMON STOCK
ISSUED AND OUTSTANDING--100.0%                                      $ 60,577
                                                                    ========
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                            $ 7.25
                                                                    ========


------------------------------------------------------------
* Non-Income Producing Security
** Effective Yield
@ Restricted Security
# Security in Default

(a) At December 31, 2001, the cost for Federal income tax purposes was $69,522,692. Net unrealized depreciation was ($4,505,285). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,088,304 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($6,593,589).

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE GROWTH EQUITY FUND

                                                           NUMBER        VALUE
                                                         OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS--97.6%
--------------------------------------------------------------------------------
Advertising--1.2%
Omnicom Group, Inc.                                         25,000      $ 2,234
                                                                      ----------

Building Products & Supplies--5.0%
Lowe's Cos., Inc.                                          200,000        9,282
                                                                      ----------

Computer - Network Products & Services--7.1%
Cisco Systems, Inc.*                                       350,000        6,338
Electronic Data Systems Corp.                              100,000        6,855
                                                                      ----------
                                                                         13,193
                                                                      ----------

Computer Services & Software--12.9%
Affiliated Computer Services, Inc.*                         50,000        5,307
Automatic Data Processing, Inc.                            150,000        8,835
Microsoft Corp.*                                           150,000        9,937
                                                                      ----------
                                                                         24,079
                                                                      ----------
Computers & Office Equipment--7.8%
Dell Computer Corp.*                                       200,000        5,436
International Business Machines Corp.                       75,000        9,072
                                                                      ----------
                                                                         14,508
                                                                      ----------
Diversified Operations--9.5%
General Electric Co.                                       150,000        6,012
Tyco International Ltd.                                    200,000       11,780
                                                                      ----------
                                                                         17,792
                                                                      ----------
Electronic Components & Semiconductors--6.3%
Intel Corp.                                                250,000        7,862
Maxim Integrated Products, Inc.*                            75,000        3,938
                                                                      ----------
                                                                         11,800
                                                                      ----------
Finance--6.7%
Citigroup, Inc.                                            150,000        7,572
Federal Home Loan Mortgage Corp.                            50,000        3,270
MBNA Corp.                                                  50,000        1,760
                                                                      ----------
                                                                         12,602
                                                                      ----------
Food & Beverages--5.4%
General Mills, Inc.                                        100,000        5,201
PepsiCo, Inc.                                              100,000        4,869
                                                                      ----------
                                                                         10,070
                                                                      ----------
Healthcare--4.1%
Tenet Healthcare Corp.*                                    100,000        5,872
UnitedHealth Group, Inc.                                    25,000        1,769
                                                                      ----------
                                                                          7,641
                                                                      ----------
Insurance--3.6%
American International Group, Inc.                          50,000        3,970
Marsh & McLennan Cos., Inc.                                 25,000        2,686
                                                                      ----------
                                                                          6,656
                                                                      ----------
Medical Services & Equipment--3.4%
Medtronic, Inc.                                             50,000        2,561
St. Jude Medical, Inc.*                                     50,000        3,883
                                                                      ----------
                                                                          6,444
                                                                      ----------

                                                          NUMBER         VALUE
                                                         OF SHARES       (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pharmaceuticals--12.7%
AmerisourceBergen Corp.                                   100,000      $ 6,355
Eli Lilly & Co.                                            50,000        3,927
Johnson & Johnson                                         125,000        7,388
Pfizer, Inc.                                              150,000        5,978
                                                                     ----------
                                                                        23,648
                                                                     ----------
Retail--10.4%
Home Depot, Inc.                                          100,000        5,101
Staples, Inc.*                                            300,000        5,610
Wal-Mart Stores, Inc.                                     150,000        8,633
                                                                     ----------
                                                                        19,344
                                                                     ----------
Telecommunications--1.5%
WorldCom, Inc.*                                           200,000        2,816
                                                                     ----------

TOTAL COMMON STOCKS
  (Cost $170,381)                                                      182,109
                                                                    ----------
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.0%
-------------------------------------------------------------------------------

BlackRock Provident Institutional
    Funds - TempCash                                    1,886,338        1,886
BlackRock Provident Institutional
    Funds - TempFund                                    1,886,336        1,886
                                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $3,772)                                                           3,772
                                                                     ----------

TOTAL INVESTMENTS--99.6%
 (Cost $174,153) (a)                                                   185,881

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.4%                                                    815
                                                                     ----------

NET ASSESTS APPLICABLE TO 12,391,952
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                                      $ 186,696
                                                                     ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $ 15.07
                                                                     ==========

-----------------------------------
*Non-Income Producing Security


(a) At December 31, 2001, the cost for Federal income tax purposes was $177,189,773. Net unrealized appreciation was $8,690,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,111,180 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($3,420,279).


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE LARGE CAP VALUE FUND

                                                      NUMBER OF           VALUE
                                                        SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS--97.9%
--------------------------------------------------------------------------------
Aerospace & Defense--1.8%
Boeing Co.                                             34,300            $ 1,330
Lockheed Martin Corp.                                  20,000                933
Northrop Grumman Corp.                                 18,200              1,835
                                                                       ---------
                                                                           4,098
                                                                       ---------

Automobiles & Related--0.5%
Delphi Automotive Systems Corp.                        19,400                265
Ford Motor Co.                                         54,700                860
                                                                       ---------
                                                                           1,125
                                                                       ---------

Banking--11.8%
Bank of America Corp.                                  72,400              4,558
Bank of New York Co., Inc.                             32,900              1,342
BB&T Corp.                                             15,900                574
Charter One Financial, Inc.                           108,610              2,949
Comerica, Inc.                                         58,500              3,352
FleetBoston Financial Corp.                            33,300              1,215
M&T Bank Corp.                                         17,300              1,260
Mellon Financial Corp.                                 52,600              1,979
Mercantile Bankshares Corp.                            11,500                495
PNC Financial Services Group                           15,400                865
Synovus Financial Corp.                                24,500                614
U.S. Bancorp                                          209,278              4,380
Wachovia Corp.                                         44,400              1,392
Wells Fargo & Co.                                      55,300              2,403
                                                                       ---------
                                                                          27,378
                                                                       ---------
Broadcast/Media--1.4%
Clear Channel Communications, Inc.*                    20,000              1,018
Comcast Corp.*                                          6,200                223
Liberty Media Corp.*                                   52,600                736
USA Networks, Inc.*                                    46,800              1,278
                                                                       ---------
                                                                           3,255
                                                                       ---------
Chemicals--1.5%
Du Pont (E.I.) de Nemours and Co.                      31,000              1,318
Engelhard Corp.                                        55,000              1,522
PPG Industries, Inc.                                    7,500                388
Rohm & Haas Co.                                         7,700                267
                                                                       ---------
                                                                           3,495
                                                                       ---------
Commercial Services--0.1%
Service Master Co.                                     18,600                257
                                                                       ---------

Computer Services & Software--1.3%
BMC Software, Inc.*                                    62,300              1,020
KPMG Consulting, Inc.*                                 41,000                679
NCR Corp.*                                             21,300                785
Unisys Corp.*                                          49,000                614
                                                                       ---------
                                                                           3,098
                                                                       ---------

Computers & Office Equipment--2.5%
Compaq Computer Corp.                                 202,600              1,977
Hewlett-Packard Co.                                   101,400              2,083
International Business Machines Corp.                  15,100              1,827
                                                                       ---------
                                                                           5,887
                                                                       ---------

                                                         NUMBER OF       VALUE
                                                          SHARES         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consumer Products--3.9%
Cendant Corp.*                                            41,000       $    804
Fortune Brands, Inc.                                      65,600          2,597
Newell Rubbermaid, Inc.                                   12,800            353
Philip Morris Cos., Inc.                                 115,000          5,273
                                                                      ----------
                                                                          9,027
                                                                      ----------
Containers--1.2%
Smurfit-Stone Container Corp.*                            83,500          1,334
Sonoco Products Co.                                       54,100          1,438
                                                                      ----------
                                                                          2,772
                                                                      ----------
Cosmetics & Toiletries--0.9%
Kimberly-Clark Corp.                                      35,800          2,141
                                                                      ----------

Diversified Operations--1.9%
Cooper Industries, Inc.                                   44,700          1,561
Eaton Corp.                                                3,600            268
Honeywell International, Inc.                             26,000            879
Illinois Tool Works, Inc.                                 10,400            704
Pall Corp.                                                26,700            642
Tyco International Ltd.                                    7,400            436
                                                                      ----------
                                                                          4,490
                                                                      ----------
Electronics--0.4%
Avnet, Inc.                                                8,200            209
Flextronics International Ltd.*                           28,800            691
                                                                      ----------
                                                                            900
                                                                      ----------
Energy Resources & Services--5.9%
Cinergy Corp.                                             40,100          1,341
Constellation Energy Group                                34,100            905
Dominion Resources, Inc.                                   9,600            577
DPL, Inc.                                                 68,500          1,649
DTE Energy Co.                                             4,200            176
Duke Energy Corp.                                         25,200            989
Edison International*                                     29,200            441
Entergy Corp.                                             42,000          1,643
FirstEnergy Corp.                                         18,300            640
FPL Group, Inc.                                            6,700            378
Northeast Utilities                                       40,200            709
Peabody Energy Corp.                                      19,200            541
PPL Corp.                                                  8,400            293
Progress Energy, Inc.                                     47,100          2,121
Reliant Energy, Inc.                                      34,100            904
Williams Cos., Inc.                                       20,000            510
                                                                      ----------
                                                                         13,817
                                                                      ----------
Entertainment & Leisure--1.2%
Royal Caribbean Cruises Ltd.                              26,500            429
Walt Disney Co.                                          111,100          2,302
                                                                      ----------
                                                                          2,731
                                                                      ----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE LARGE CAP VALUE FUND
                                                         NUMBER OF       VALUE
                                                           SHARES        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance--13.4%
Ambac Financial Group, Inc.                               18,200        $ 1,053
American Express Co.                                      15,700            560
Citigroup, Inc.                                          200,200         10,106
Federal Home Loan Mortgage Corp.                          40,900          2,675
Federal National Mortgage Association                     39,600          3,148
Household International, Inc.                             20,000          1,159
J.P. Morgan Chase & Co.                                   90,100          3,275
Lehman Brothers Holdings, Inc.                            15,600          1,042
MBIA, Inc.                                                 7,600            408
Merrill Lynch & Co., Inc.                                 48,400          2,523
Morgan Stanley Dean Witter & Co.                          42,000          2,349
Prudential Financial Inc.*                                11,600            385
Washington Mutual, Inc.                                   72,000          2,354
                                                                       ---------
                                                                         31,037
                                                                       ---------
Food & Beverages--3.1%
Brown-Forman Corp.                                        11,600            726
Coca-Cola Co.                                             11,200            528
Coca-Cola Enterprises, Inc.                               79,800          1,511
General Mills, Inc.                                       13,500            702
Heinz (H.J.) Co.                                          48,400          1,990
Kraft Foods, Inc.                                         20,900            711
Pepsi Bottling Group, Inc.                                47,000          1,105
                                                                       ---------
                                                                          7,273
                                                                       ---------
Healthcare--0.6%
HCA - The Healthcare Corp.                                36,800          1,418
                                                                       ---------

Hotels & Resorts--0.3%
Marriott International, Inc.                              17,900            728
                                                                       ---------



Instruments - Controls--0.5%
Parker-Hannifin Corp.                                     25,800          1,184
                                                                       ---------



Insurance--7.4%
ACE Ltd.                                                  78,300          3,144
American International Group, Inc.                        15,700          1,247
Anthem, Inc.*                                             46,400          2,297
Chubb Corp.                                               10,700            738
CIGNA Corp.                                               24,500          2,270
Hartford Financial Services Group, Inc.                   21,600          1,357
Radian Group, Inc.                                        45,300          1,946
St. Paul Cos., Inc.                                        4,900            215
The PMI Group, Inc.                                       13,100            878
UnumProvident Corp.                                        9,600            255
XL Capital Ltd.                                           31,200          2,850
                                                                       ---------
                                                                         17,197
                                                                       ---------
Medical Services & Equipment--0.1%
Zimmer Holdings, Inc.*                                     8,790            268
                                                                       ---------

                                                        NUMBER OF      VALUE
                                                         SHARES        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oil & Gas--11.1%
Baker Hughes, Inc.                                        7,200        $   263
ChevronTexaco Corp.                                      10,700            959
Conoco, Inc.                                             64,000          1,811
Devon Energy Corp.                                       30,400          1,175
Dynegy, Inc.                                             44,700          1,140
El Paso Corp.                                            22,700          1,013
Exxon Mobil Corp.                                       204,700          8,045
National Fuel Gas Co.                                    15,400            380
Phillips Petroleum Co.                                   31,200          1,880
Royal Dutch Petroleum Co.                                68,700          3,368
Schlumberger Ltd.                                         6,000            330
Total Fina Elf SA ADR                                    34,600          2,430
Unocal Corp.                                             52,100          1,879
USX - Marathon Group                                     31,300            939
Valero Energy Corp.                                       6,100            233
                                                                      ---------
                                                                        25,845
                                                                      ---------
Paper & Related Products--1.8%
Abitibi-Consolidated, Inc.                              130,700            957
Boise Cascade Corp.                                      24,200            823
International Paper Co.                                  42,500          1,715
Weyerhaeuser Co.                                         13,200            714
                                                                      ---------
                                                                         4,209
                                                                      ---------

Pharmaceuticals--3.8%
Abbott Laboratories                                      20,800          1,160
Bristol-Myers Squibb Co.                                 40,700          2,076
Johnson & Johnson                                        12,200            721
Merck & Co., Inc.                                        65,500          3,851
Schering-Plough Corp.                                    26,900            963
                                                                      ---------
                                                                         8,771
                                                                      ---------
Printing & Publishing--0.5%
Tribune Co.                                              22,100            827
Valassis Communications, Inc.*                           10,400            370
                                                                      ---------
                                                                         1,197
                                                                      ---------
Restaurants--1.8%
Darden Restaurants, Inc.                                 46,000          1,628
McDonald's Corp.                                         80,400          2,128
Tricon Global Restaurants, Inc.*                          8,800            433
                                                                      ---------
                                                                         4,189
                                                                      ---------
Retail--3.1%
Federated Department Stores, Inc.*                       32,300          1,321
Kroger Co.*                                              72,600          1,515
Limited, Inc.                                            77,200          1,136
May Department Stores Co.                                13,700            507
Office Depot, Inc.*                                      18,400            341
Penney (J.C.)  Company, Inc.                             30,200            812
Rite Aid Corp.*                                          46,200            234
Safeway, Inc.*                                            8,600            359
TJX Cos., Inc.                                           24,700            985
                                                                     ----------
                                                                         7,210
                                                                     ----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE LARGE CAP VALUE FUND
                                                     NUMBER OF         VALUE
                                                       SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications--9.5%
ALLTEL Corp.                                           16,600          $ 1,025
AT&T Wireless Services, Inc.*                          21,224              305
BellSouth Corp.                                        84,400            3,220
Citizens Communications Co.*                           39,800              424
Motorola, Inc.*                                        94,600            1,421
Qwest Communications International, Inc.              127,400            1,800
SBC Communications, Inc.                              120,800            4,732
Sprint Corp.                                           60,900            1,223
Verizon Communications                                120,200            5,705
WorldCom, Inc.*                                       150,300            2,116
                                                                     ----------
                                                                        21,971
                                                                     ----------
Tobacco--0.9%
Berkshire Hathaway, Inc.*                                 820            2,071
                                                                     ----------


Transportation & Related Services--1.6%
CSX Corp.                                              13,300              466
Union Pacific Corp.                                    55,200            3,146
                                                                     ----------
                                                                         3,612
                                                                     ----------
Waste Management--1.7%
Republic Services, Inc.*                              117,300            2,343
Waste Management, Inc.                                 52,700            1,683
                                                                     ----------
                                                                         4,026
                                                                     ----------
Wholesale Distributor--0.4%

Grainger (W.W.), Inc.                                  19,200              923
                                                                     ----------

TOTAL COMMON STOCKS
  (Cost $215,082)                                                      227,600
                                                                     ----------
-------------------------------------------------------------------------------
PREFERRED STOCKS--1.0%
-------------------------------------------------------------------------------
Anthem, Inc. 6.00%                                      6,850              438
Motorola Inc. 7.00%*                                    9,800              458
TXU Corp. 8.75%                                        21,300            1,102
Xerox Corp. 7.5%*                                       4,100              288
                                                                     ----------

TOTAL PREFERRED STOCKS
  (Cost $2,145)                                                          2,286
                                                                     ----------
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--2.8%
-------------------------------------------------------------------------------
Apartments--2.1%
Archstone Smith Trust                                  41,200            1,083
Equity Residential Properties Trust                   130,500            3,747
                                                                     ----------
                                                                         4,830
                                                                     ----------
Office Property--0.7%
Boston Properties, Inc.                                 6,300              239
Equity Office Properties Trust                         47,100            1,417
                                                                     ----------
                                                                         1,656
                                                                     ----------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
  (Cost $5,560)                                                          6,486
                                                                     ----------

                                                       PAR             VALUE
                                                      (000)            (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS--0.6%
--------------------------------------------------------------------------------
Freeport-McMoRan
     8.250%, 01/31/06                              $     240         $     289
Service Corp.  International
     6.750%, 06/22/08                                  1,190             1,185
                                                                     ---------
TOTAL CONVERTIBLE BONDS
  (Cost $1,433)                                                          1,474
                                                                     ---------

                                                  NUMBER OF
                                                    SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.2%
--------------------------------------------------------------------------------

BlackRock Provident Institutional
     Funds - TempCash                              1,373,676             1,374
BlackRock Provident Institutional
     Funds - TempFund                              1,373,680             1,374
                                                                     ---------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,748)                                                          2,748
                                                                     ---------
TOTAL INVESTMENTS--103.5%
  (Cost $226,968) (a)                                                  240,594

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(3.5%)                                               (8,066)
                                                                     ---------
NET ASSETS APPLICABLE TO 13,698,792
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                     $ 232,528
                                                                     =========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                          $   16.97
                                                                     =========

-----------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt


(a) At December 31, 2001, the cost for Federal income tax purposes was $227,980,933. Net unrealized appreciation was $12,613,529. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,236,327 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($14,622,798).


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE SMALL CAP VALUE FUND

                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS--98.7%
--------------------------------------------------------------------------------
Advertising--0.4%
Modem Media, Inc.*                                     104,300          $   349
                                                                        -------
Aerospace & Defense--4.8%
Ducommun, Inc.*                                         30,000              333
EDO Corp.                                               20,000              529
GenCorp, Inc.                                           54,800              773
HEICO Corp.                                             25,000              377
Herley Industries, Inc.*                                41,000              697
Kaman Corp.                                             35,000              546
Moog, Inc.*                                             31,000              676
Teledyne Technologies, Inc.*                            15,000              244
                                                                        -------
                                                                          4,175
                                                                        -------
Agricultural Operations--0.4%
Cadiz, Inc.*                                            40,000              321
                                                                        -------
Banking--1.7%
BankAtlantic Bancorp, Inc. Class A                      25,000              229
Banknorth Group, Inc.                                   10,000              225
Sterling Bancorp                                        18,750              547
Waypoint Financial Corp.                                30,000              452
                                                                        -------
                                                                          1,453
                                                                        -------
Building Products & Supplies--2.7%
Hughes Supply, Inc.                                     28,000              864
Huttig Building Products, Inc.*                         66,400              405
Lennox International, Inc.                              75,000              727
Modtech Holdings, Inc.*                                 43,300              357
                                                                        -------
                                                                          2,353
                                                                        -------
Chemicals--2.9%
Arch Chemicals, Inc.                                    30,000              696
PolyOne Corp.                                           57,500              563
Quaker Chemical Corp.                                   30,000              618
Wellman, Inc.                                           43,800              678
                                                                        -------
                                                                          2,555
                                                                        -------
Computer Services & Software--10.1%
3D Systems Corp.*                                       42,500              606
AlphaNet Solutions, Inc.*                               75,000              154
Avid Technology, Inc.*                                  52,500              638
Carreker Corp.*                                         82,500              488
Computer Horizons Corp.*                               100,000              321
Computer Task Group, Inc.*                              70,000              276
Concurrent Computer Corp.*                              32,500              483
Epicor Software Corp.*                                 210,000              313
ePresence, Inc.*                                       100,000              419
Harris Interactive, Inc.*                              100,100              290
Interphase Corp.*                                       50,000              272
Media 100, Inc.*                                        60,000               89
MSC Software Corp.*                                     30,000              468
Paravant Inc.*                                          90,000              211
Phoenix Technologies Ltd.*                              65,000              757
Pinnacle Systems, Inc.*                                 92,000              730
Read-Rite Corp.*                                       100,000              661
Rogue Wave Software, Inc.*                              35,000              112
Systems & Computer Technology Corp.*                    50,000              517
Take-Two Interactive Software, Inc.*+                   20,000              323
Technology Solutions Co.*                               90,000              200
Versant Corp.*                                          70,000              284
Xanser Corp.*                                           75,000              151
                                                                        -------
                                                                          8,763
                                                                        -------

                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Computer-Network Products & Services--1.4%
Hypercom Corp.*                                         94,000          $   705
Netopia, Inc.*                                         100,000              555
                                                                        -------
                                                                          1,260
                                                                        -------
Computers & Office Equipment--4.2%
Century Aluminum Co.                                    35,000              468
Dot Hill Systems Corp.*                                115,100              193
Evans & Sutherland Computer Corp.*                      70,000              464
Maxtor Corp.*+                                          97,500              618
Maxwell Technologies, Inc.*                             31,000              304
MTS Systems Corp.                                       36,700              371
Penn Engineering & Manufacturing Corp.                  26,000              435
Sigma Designs, Inc.*                                    56,000               96
Wallace Computer Services, Inc.                         35,000              665
                                                                        -------
                                                                          3,614
                                                                        -------
Consumer Products--2.4%
Applied Extrusion Technologies, Inc.*                   64,300              458
Central Garden & Pet Co.*                               36,500              309
Herbalife International, Inc.                           47,500              675
Playtex Products, Inc.*                                 65,000              634
                                                                        -------
                                                                          2,076
                                                                        -------
Containers--0.7%
Longview Fibre Co.                                      50,000              590
                                                                        -------
Distribution Services--0.9%
Bell Microproducts, Inc.*                               60,000              757
                                                                        -------
Diversified Operations--3.9%
Calgon Carbon Corp.                                     70,000              584
Deswell Industries, Inc.                                31,000              589
Lydall, Inc.*                                           55,000              550
Montana Power Co.*                                      50,000              287
Smith (A.O.)  Corp.                                     41,000              800
SPS Technologies, Inc.*                                  2,500               87
Volt Information Sciences, Inc.*                        30,000              513
                                                                        -------
                                                                          3,410
                                                                        -------
Electrical Equipment--1.4%
Baldor Electric Co.                                     20,000              418
Credence Systems, Inc.*                                 30,000              557
Innovex, Inc.*                                          65,000              220
                                                                        -------
                                                                          1,195
                                                                        -------
Electronic Components & Semiconductors--12.4%
Benchmark Electronics, Inc.*                            32,500              616
BMC Industries, Inc.                                   100,000              206
Cobra Electronics Corp.*                                50,000              314
CTS Corp.                                               35,000              556
Cubic Corp.                                             15,000              770
Globespan Virata, Inc.*                                 53,550              693
Interlink Electronics, Inc.*                            50,000              216
Manufacturers' Services Ltd.*                           89,200              557
MEMC Electronic Materials, Inc.*                        65,000              231
Merix Corp.*                                            25,000              431
Park Electrochemical Corp.                              25,000              660
Peak International Ltd.*                                35,700              268
Planar Systems, Inc.*                                   27,500              573
Reptron Electronics, Inc.*                              41,600              130
Rogers Corp.*                                           20,000              606
Spectrum Control, Inc.*                                 60,000              315
Standard Microsystem*                                   52,500              815

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE SMALL CAP VALUE FUND

                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TTM Technologies, Inc.*                                 65,000          $   658
Veeco Instruments, Inc.*                                19,000              685
Vishay Intertechnology, Inc.*                           36,650              715
White Electronic Designs Corp.*                         85,000              523
Xicor, Inc.*                                            22,500              250
                                                                        -------
                                                                         10,788
                                                                        -------
Electronic Systems--1.2%
Analogic Corp.                                          15,000              578
LeCroy Corp.*                                           21,500              391
Robotic Vision Systems, Inc.*+                         100,000              112
                                                                        -------
                                                                          1,081
                                                                        -------
Engineering--0.3%
Corrpro Cos., Inc.*                                    100,000              273
                                                                        -------
Entertainment & Leisure--1.8%
AMC Entertainment, Inc.*                                40,000              480
Topps Co., Inc.*                                        50,000              608
Vail Resorts, Inc.*                                     27,500              488
                                                                        -------
                                                                          1,576
                                                                        -------
Finance--0.3%
New Century Financial Corp.*                            17,500              237
                                                                        -------
Forest Products--0.7%
Forest Oil Corp.*                                       22,500              635
                                                                        -------
Healthcare--0.6%
Spacelabs Medical, Inc.*                                45,000              547
                                                                        -------
Hotels & Gaming--0.8%
Orient-Express Hotel Ltd.*+                             40,000              724
                                                                        -------
Housewares--1.1%
Bush Industries, Inc.                                   50,000              543
Salton, Inc.*+                                          25,000              472
                                                                        -------
                                                                          1,015
                                                                        -------
Human Resources--0.5%
AHL Services, Inc.*                                    135,000              394
                                                                        -------
Insurance--2.5%
Annuity and Life Re (Holdings) Ltd.                     18,000              452
Fremont General Corp.                                  100,000              782
Horace Mann Educators Corp.                             27,500              584
PXRE Group Ltd.                                         22,500              397
                                                                        -------
                                                                          2,215
                                                                        -------
Machinery--2.7%
Albany International Corp.                              35,000              760
Chart Industries, Inc.*                                 95,000              223
DT Industries, Inc.*                                    41,000              226
FSI International, Inc.*                                45,000              415
Gardner Denver, Inc.*                                   19,000              424
JLG Industries, Inc.                                    25,000              266
                                                                        -------
                                                                          2,314

                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Manufacturing--7.6%
Baldwin Technology Co., Inc.*                          100,000            $ 121
Brush Engineered Materials, Inc.                        21,000              299
Cannondale Corp.*                                       55,000              123
Coastcast Corp.                                         55,200              283
CoorsTek, Inc.*                                         10,000              318
Cross (A.T.) Co.*                                       45,000              266
Esterline Technologies Corp.*                           25,000              400
Foster (L.B.) Co.*                                      50,000              225
Gerber Scientific, Inc.                                 55,000              512
Griffon Corp.*                                          47,500              713
GSI Lumonics, Inc.*                                     62,500              529
LESCO, Inc.                                             45,000              387
Osmonics, Inc.*                                         45,000              631
Steinway Musical Instruments, Inc.*                     40,000              664
Todd Shipyards Corp.*                                   47,500              423
Tommy Hilfiger Corp.*                                   50,000              688
                                                                        -------
                                                                          6,582
                                                                        -------
Media & Communications--0.7%
Media General, Inc.                                     12,500              623
                                                                        -------
Medical Services & Equipment--1.7%
Colorado MEDtech, Inc.*                                 75,000              221
LabOne, Inc.*                                           35,000              539
Palomar Medical Technologies*+                          75,000               89
QuadraMed Corp.*                                        75,000              634
                                                                        -------
                                                                          1,483
                                                                        -------
Metal Components & Products--2.7%
CIRCOR International, Inc.                              32,500              600
Ladish Co., Inc.*                                       32,500              355
Material Sciences Corp.*                                47,500              481
Timken Co.                                              40,000              647
Titanium Metals Corp.*                                  60,000              239
                                                                        -------
                                                                          2,322
                                                                        -------
Office Supplies--0.8%
Harland (John H.) Co.                                   30,000              663
                                                                        -------
Oil & Gas--2.5%
Chiles Offshore, Inc.*                                  35,000              696
Nuevo Energy Co. *                                      50,000              750
Swift Energy Co.*                                       37,500              758
                                                                        -------
                                                                          2,204
                                                                        -------
Printing & Publishing--2.0%
Banta Corp.                                             15,000              443
Bowne & Co., Inc.                                       55,000              704
McClatchy Co.                                           12,500              588
                                                                        -------
                                                                          1,735
                                                                        -------
Real Estate--0.3%
Apex Mortgage Capital, Inc.                             25,000              281
                                                                        -------
Restaurants--0.8%
IHOP Corp.*                                             25,000              733
                                                                        -------
Retail--7.4%
Bombay Co., Inc.*                                      100,000              228
Brown Shoe Co., Inc.                                    45,100              732
Burlington Coat Factory Warehouse Corp.                 26,000              437
Casey's General Stores, Inc.                            40,000              596

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE SMALL CAP VALUE FUND
                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cash America International, Inc.                        72,500          $   616
Coldwater Creek, Inc.*                                  17,500              371
Gadzooks, Inc.*                                         35,000              481
Gart Sports Co.*                                        18,500              389
Good Guys, Inc.*                                        60,000              239
Goody's Family Clothing*                                90,000              378
Intertan, Inc.*                                         55,000              691
Nu Skin Enterprises, Inc.                               75,000              656
Wild Oats Markets, Inc.*                                62,500              621
                                                                        -------
                                                                          6,435
                                                                        -------
Telecommunications--6.3%
Allen Telecom, Inc.*                                    65,000              553
Arris Group, Inc.*                                      70,000              683
C-COR.net Corp.*                                        47,500              692
Channell Commercial Corp.*                              57,400              187
Comtech Telecommunications Corp.*                       42,500              527
General Communication, Inc.*                            50,000              427
Globecom System, Inc.*                                  35,000              211
Network Equipment Technologies, Inc.*                  100,000              545
Spectrian Corp.*+                                       60,000              662
SymmetriCom, Inc.*                                      58,900              448
VTEL Corp.*                                             65,000              280
Westell Technologies, Inc.*                            100,000              264
                                                                        -------
                                                                          5,479
                                                                        -------
Transportation & Related Services--3.1%
Arkansas Best Corp.*                                    25,000              721
Atlas Air, Inc.*                                        42,500              623
Fleming Cos., Inc.+                                     27,500              509
Sea Containers Ltd.                                     30,000              410
Stelmar Shipping Ltd.*                                  25,000              406
                                                                        -------
                                                                          2,669
                                                                        -------
TOTAL COMMON STOCKS
(Cost $79,689)                                                           85,879
                                                                        -------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                 2,771,004            2,771
RBB Sansom Street Fund - Money Market
    Portfolio                                        2,118,057            2,118
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,889)                                                           4,889
                                                                        -------
TOTAL INVESTMENTS--104.3%
  (Cost $84,578) (a)                                                     90,768

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(4.3%)                                                (3,781)
                                                                        -------
NET ASSETS APPLICABLE TO 6,049,422
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING --100.0%                                      $86,987
                                                                        =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                           $ 14.38
                                                                        =======

* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.

(a) At December 31, 2001, the cost for Federal income tax purposes was $85,093,358. Net unrealized appreciation was $5,674,292. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,087,981 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($7,413,689).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE FLEXIBLY MANAGED FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS--57.9%
--------------------------------------------------------------------------------
BROADCAST/MEDIA--1.7%
Meredith Corp.                                          221,000        $  7,879
                                                                       ---------
CHEMICALS--5.6%
Cabot Corp.                                              93,500           3,338
Du Pont (E.I.) de Nemours and Co.                        61,000           2,593
Great Lakes Chemical Corp.                              313,000           7,600
Hercules, Inc.*                                          55,000             550
Imperial Chemical Industries ADR                        215,000           4,698
Octel Corp.*                                            453,000           8,154
                                                                       ---------
                                                                         26,933
                                                                       ---------
CONSUMER PRODUCTS--3.8%
Clorox Co.                                               18,000             712
Fortune Brands, Inc.                                    197,000           7,799
Philip Morris Cos., Inc.                                215,000           9,858
                                                                       ---------
                                                                         18,369
                                                                       ---------
CONTAINERS--0.2%
Longview Fibre Co.                                       84,000             992
                                                                       ---------
DIVERSIFIED OPERATIONS--1.1%
Minnesota Mining & Manufacturing Co.                     45,000           5,319
                                                                       ---------
ELECTRICAL EQUIPMENT--0.0%
Curtiss-Wright Corp.                                      2,013              94
                                                                       ---------
ENERGY RESOURCES & SERVICES--8.6%
FirstEnergy Corp.                                       358,565          12,543
Great Plains Energy, Inc.                                41,000           1,033
Niagara Mohawk Holdings, Inc.*                        1,095,000          19,414
Unisource Energy Corp.                                  432,000           7,858
                                                                       ---------
                                                                         40,848
                                                                       ---------
FINANCIAL SERVICES - DIVERSIFIED--0.2%
Prudential Financial, Inc.*                              23,000             763
                                                                       ---------
HOTELS & GAMING--1.5%
Mandalay Resort Group*                                  121,000           2,589
Marriott International, Inc.                            116,000           4,715
                                                                       ---------
                                                                          7,304
                                                                       ---------
HOUSEWARES--0.2%
National Presto Industries, Inc.                         26,000             721
                                                                       ---------
INSURANCE--5.5%
Leucadia National Corp.                                  65,000           1,877
Loews Corp.                                             233,000          12,904
Mutual Risk Management Ltd.                             163,000           1,190
SAFECO Corp.                                             78,000           2,430
Unitrin, Inc.                                            31,000           1,225
White Mountains Insurance Group, Inc.                    19,500           6,786
                                                                       ---------
                                                                         26,412
                                                                       ---------
MACHINERY--0.0%
Dover Corp.                                               4,000             148
                                                                       ---------
METALS & MINING--3.6%
Franco Nevada Mining Corp.                               87,000           1,283
Newmont Mining Corp.                                    814,000          15,556

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Placer Dome, Inc.                                        53,000        $    578
                                                                       ---------
                                                                         17,417
                                                                       ---------
OIL & GAS--11.6%
Amerada Hess Corp.                                      295,000          18,437
ChevronTexaco Corp.                                      55,440           4,968
Imperial Oil Ltd.                                       202,000           5,632
Mitchell Energy & Development Corp.                     147,000           7,835
Murphy Oil Corp.                                        116,000           9,749
USX - Marathon Group                                    291,000           8,730
                                                                       ---------
                                                                         55,351
                                                                       ---------
PAPER & RELATED PRODUCTS--1.3%
Mead Corp.                                               27,000             834
Potlatch Corp.                                          156,000           4,574
Weyerhaeuser Co.                                         19,000           1,028
                                                                       ---------
                                                                          6,436
                                                                       ---------
PHARMACEUTICALS--0.6%
Merck & Co., Inc.                                        45,000           2,646
                                                                       ---------
PRINTING & PUBLISHING--5.1%
Donnelley (R.R.) & Sons Co.                             153,000           4,543
New York Times Co.                                      128,000           5,536
Reader's Digest Association, Inc.                       160,000           3,693
Washington Post Co.                                      20,100          10,653
                                                                       ---------
                                                                         24,425
                                                                       ---------
RETAIL--1.6%
Hasbro, Inc.                                            247,000           4,009
Nordstrom, Inc.                                          58,000           1,173
Penney (J.C.) Co., Inc.                                  52,400           1,410
Petrie Stores Corp.*                                  1,380,000           1,173
                                                                       ---------
                                                                          7,765
                                                                       ---------
TELECOMMUNICATIONS--0.6%
AT&T Corp.                                              145,000           2,630
                                                                       ---------
TRANSPORTATION & RELATED SERVICES--4.7%
Burlington Northern Santa Fe Corp.                      161,000           4,593
Overseas Shipholding Group, Inc.                        116,000           2,610
Ryder System, Inc.                                      687,000          15,217
                                                                       ---------
                                                                         22,420
                                                                       ---------
WASTE MANAGEMENT--0.4%
Waste Management, Inc.                                   58,000           1,851
                                                                       ---------
TOTAL COMMON STOCKS
  (COST $204,674)                                                       276,723
                                                                       ---------

--------------------------------------------------------------------------------
PREFERRED STOCKS--10.5%
--------------------------------------------------------------------------------
Cleveland Electric Illuminating Co. 7.00%                 9,700             946
Cummins Capital Trust I 7.00%                            30,000           1,526
Entergy Gulf States Utilities, Inc. 7.00%                 7,584             381
Hercules Trust II 6.50%                                  25,000           1,188
Newell Financial Trust 5.25%                             86,000           3,193
Niagara Mohawk Power Co. 6.50%                           16,000             375
Niagara Mohawk Power Co. 7.00%                            3,000              74
Owens - Illinois, Inc. 4.75%                            133,100           2,729
Pacific Gas & Electric 6.30%*                             7,500             144

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rouse Co. 6.00%                                        236,000         $ 10,266
Sealed Air Corp. 4.00%                                  53,000            2,197
Sinclair Broadcasting Group, Inc. 6.00%                 11,000              311
Southern California Edison Co. 6.05%                     2,600              200
Union Pacific Capital Trust 6.25%                      254,000           12,065
Unocal Corp. 6.25%                                     166,000            8,258
USX Capital Trust, Inc. 6.75%                          128,300            6,410
                                                                      ----------
TOTAL PREFERRED STOCKS
  (COST $47,396)                                                         50,263
                                                                      ----------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--1.1%
--------------------------------------------------------------------------------
REGIONAL MALLS--1.1%
Rouse Co.
  (COST $3,950)                                        178,000            5,214
                                                                      ----------
--------------------------------------------------------------------------------
FOREIGN STOCKS--0.2%
--------------------------------------------------------------------------------
Bergesen D.Y. AS Class-A
  (COST $954)                                           52,050              923
                                                                      ----------
                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.9%
--------------------------------------------------------------------------------
U.S. TREASURY NOTES--0.9%
     5.875%, 09/30/02
  (COST $4,287)                                       $  4,475            4,402
                                                                      ----------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--7.7%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCATION--2.6%
     4.750%, 11/14/03                                    4,500            4,634
     5.125%, 12/13/04                                    4,500            4,654
     6.375%, 01/16/02                                    3,200            3,205
                                                                      ----------
                                                                         12,493
                                                                      ----------
TENNESSEE VALLEY AUTHORITY--5.1%
     5.880%, 04/01/36                                   18,800           19,535
     5.980%, 04/01/36                                    4,600            4,783
                                                                      ----------
                                                                         24,318
                                                                      ----------
TOTAL AGENCY OBLIGATIONS
  (COST $35,892)                                                         36,811
                                                                      ----------
--------------------------------------------------------------------------------
CORPORATE BONDS--2.3%
--------------------------------------------------------------------------------
BellSouth Telecommunications
     5.850%, 11/15/45                                     1,600           1,292
Oak Industries
     4.875%, 03/01/08                                     1,000             890
Orion Power Holdings, Inc.
     4.500%, 06/01/08                                     2,300           2,257
Peregrine Systems, Inc.
     5.500%, 11/15/07                                     2,800           2,562
Potlatch Corp.
     10.000%, 07/15/01                                    1,140           1,186
Sepracor, Inc.
     5.000%, 02/15/07                                     1,550           1,348
     7.000%, 12/15/05                                     1,450           1,504

                                                         PAR             VALUE
                                                        (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $10,549)                                                       $ 11,039
                                                                       ---------
--------------------------------------------------------------------------------
CONVERTIBLE BONDS --11.4%
--------------------------------------------------------------------------------
Exide Corp.
      2.900%, 12/15/05                                $  1,050               71
HealthSouth Corp.
     3.25%, 04/01/03                                     5,700            5,415
Hilton Hotels Corp.
     5.000%, 05/15/06                                   16,200           14,337
Inco Ltd.
     5.750%, 07/01/04                                   10,800           10,759
Loews Corp.
     3.125%, 09/15/07                                    9,200            7,843
Ogden Corp.
     5.750%, 10/20/02                                      250              162
Phycor, Inc.
     4.500%, 02/15/03#                                   3,250              200
Rite Aid Corp.
     5.250%, 09/18/02                                      250              242
Teck Corp.
     3.750%, 07/15/06                                    7,050            5,755
Waste Management, Inc.
     4.000%, 02/01/02                                    9,900            9,838
                                                                       ---------
TOTAL CONVERTIBLE BONDS
  (COST $58,526)                                                         54,622
                                                                       ---------
--------------------------------------------------------------------------------
ZERO COUPON BONDS --7.5%
--------------------------------------------------------------------------------
Alergan, Inc.
      2.565%**, 11/01/20                                 1,500              928
Inco Ltd.
     3.036%**, 03/29/21                                    950              532
Lowe's Companies, Inc.
     0.929%**, 02/16/21                                  1,300            1,089
Merrill Lynch & Co.
     2.163%**, 05/23/31                                  9,200            4,887
Motorola, Inc.
     2.323%**, 09/27/13                                  3,267            2,491
News America, Inc.
     3.799%**, 02/28/21                                  1,500              729
     3.799%**, 02/28/21                                    950              462
Roche Holdings, Inc.
     3.561%**, 07/25/21                                 32,550           16,317
     6.207%**, 05/06/12                                  1,900            1,009
     6.536%**, 04/20/10                                 12,000            7,035
USF & G  Corp.
     3.701%**, 03/03/09                                    550              423
                                                                       ---------
TOTAL ZERO COUPON BONDS
  (COST $35,427)                                                         35,902
                                                                       ---------
                                                           NUMBER
                                                          OF SHARES
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Hills Stores Co.*
 (COST $0)                                               93,000               -
                                                                       ---------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE FLEXIBLY MANAGED FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.9%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
 (COST $37,528)                                          37,528        $ 37,528
                                                                       ---------
TOTAL INVESTMENTS--107.4%
  (Cost $439,183) (a)                                                   513,427

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(7.4%)                                               (35,190)
                                                                        --------
NET ASSETS APPICABLE TO 23,874,647
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $478,237
                                                                       =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  20.03
                                                                       =========
-----------------------------------
* Non-Income Producing Security
** Effective Yield
# Security in Default
ADR - American Depository Receipt

(a) At December 31, 2001, the cost for Federal income tax purposes was $440,881,121. Net unrealized appreciation was $72,546,136. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $89,165,704 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($16,619,568).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE INTERNATIONAL EQUITY FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS--100.4%
--------------------------------------------------------------------------------
AUSTRALIA--0.9%
Telstra Corp. Ltd.                                     406,200          $ 1,131
                                                                        --------
BELGIUM--2.0%
Dexia                                                   47,200              681
Fortis                                                  72,800            1,886
                                                                        --------
                                                                          2,567
                                                                        --------
DENMARK--1.9%
H. Lundbeck A/S                                         47,700            1,228
Novo Nordisk A/S-B                                      28,500            1,166
                                                                        --------
                                                                          2,394
                                                                        --------
FRANCE--14.3%
Altran Technologies SA                                  37,400            1,690
AXA                                                     70,700            1,478
Compagnie Generale d'Industrie
  et de Participations                                  40,000            1,336
European Aeronautic Defence and Space Co.               97,600            1,185
Hermes International                                    10,350            1,594
Lagardere S.C.A.                                        35,600            1,490
Pinault-Printemps-Redoute SA                            10,700            1,378
Societe Generale A                                      25,200            1,410
Societe Television Francaise 1                          67,900            1,716
Suez                                                    41,000            1,241
TotalFina SA-B                                          13,535            1,933
Vinci SA                                                24,700            1,448
                                                                        --------
                                                                         17,899
                                                                        --------
GERMANY--5.1%
Allianz AG                                               4,438            1,051
Altana AG                                               36,600            1,825
Deutsche Bank AG                                        16,600            1,173
Henkel KGaA                                              5,500              281
Muenchener Rueckversicherungs
  Gesellschaft AG                                        7,400            2,009
                                                                        --------
                                                                          6,339
                                                                        --------
HONG KONG--2.2%
Dah Sing Financial Group                               178,400              844
Hutchison Whampoa Ltd.                                 194,000            1,872
                                                                        --------
                                                                          2,716
                                                                        --------
IRELAND--3.4%
Allied Irish Banks Plc                                 152,790            1,769
CRH Plc                                                 63,200            1,111
Elan Corp. Plc  ADR*+                                   29,200            1,316
                                                                        --------
                                                                          4,196
                                                                        --------
ITALY--5.6%
ENI SpA                                                110,400            1,384
Parmalat Finanziaria SpA                               466,860            1,259
Pirelli SpA                                            673,200            1,181
Rolo Banca 1473 SpA                                    120,342            1,842
Telecom Italia SpA                                     250,600            1,339
                                                                        --------
                                                                          7,005
                                                                        --------
JAPAN--19.4%
Aiful Corp.                                             17,300            1,119
Banyu Pharmaceutical Co. Ltd.                           61,000              908
Benesse Corp.                                           24,800              643
Canon, Inc.                                             28,700              988
Fast Retailing Co. Ltd.                                 11,500            1,023
Honda Motor Co. Ltd.                                    32,400            1,293

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hoya Corp.                                              25,600         $ 1,529
Keyence Corp.                                            7,400           1,230
Meitec Corp.                                            49,400           1,206
Nintendo Co. Ltd.                                        9,100           1,594
Nippon Television Network Corp.                          2,750             586
Nomura Holdings, Inc.                                  124,100           1,591
NTT DoCoMo, Inc.                                           159           1,868
Rohm Co. Ltd.                                           11,000           1,428
Secom Co. Ltd.                                          26,500           1,330
Shin-Etsu Chemical Co. Ltd.                             28,800           1,035
Takeda Chemical Industries Ltd.                         59,000           2,670
Tokyo Broadcasting System, Inc.                         78,000           1,184
Yasuda Fire & Marine
  Insurance Co. Ltd.                                   172,000             984
                                                                       --------
                                                                        24,209
NETHERLANDS--7.2%
Aegon N.V.                                              97,980           2,652
ASML Holding N.V. *                                     49,100             853
Heineken Holding N.V.                                   30,875             880
Heineken N.V.                                           19,900             755
IHC Caland N.V.                                         35,046           1,638
Philips Electronics N.V.                                29,600             880
Unilever N.V.                                           22,100           1,296
                                                                       --------
                                                                         8,954
                                                                       --------
SINGAPORE--1.1%
Singapore Press Holdings Ltd.                           75,600             893
Venture Manufacturing Ltd.                              66,800             481
                                                                       --------
                                                                         1,374
                                                                       --------
SPAIN--3.4%
Banco Popular Espanol SA                                47,700           1,566
Banco Santander Central Hispano SA                      55,700             467
Banco Santander Central Hispano SA ADR                  55,900             464
Grupo Dragados SA                                       62,200             833
Indra Sistemas SA                                      112,000             949
                                                                       --------
                                                                         4,279
                                                                       --------
SWEDEN--3.1%
Assa Abloy AB-B                                         64,823             933
Ericsson LM-B                                          135,600             737
Hennes & Mauritz AB                                     50,700           1,049
Modern Times Group MTG AB-B*                            49,600           1,092
                                                                       --------
                                                                         3,811
                                                                       --------
SWITZERLAND--10.1%
Credit Suisse Group                                     35,070           1,495
Geberit International AG                                 3,820             855
Logitech International SA*                              28,013           1,025
Nestle SA                                                7,660           1,633
Novartis AG                                             62,500           2,259
Phonak Holding AG                                       30,400             696
Rieter Holding AG                                        4,900           1,033
Roche Holding AG                                         8,300             680
Swiss Re                                                22,154           2,228
Swisscom AG                                              2,800             776
                                                                       --------
                                                                        12,680
                                                                       --------
UNITED KINGDOM--20.7%
Abbey National Plc                                      93,000           1,326
Amvescap Plc                                            82,500           1,190
AstraZeneca Group Plc                                   31,100           1,402
BP Plc                                                 217,800           1,693
Capita Group Plc                                       367,200           2,620

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECMEBER 31, 2001 (CONTINUED)
THE INTERNATIONAL EQUITY FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Compass Group Plc                                       206,200        $  1,545
Diageo Plc                                              116,300           1,329
Dixons Group Plc                                        276,500             946
Lloyds TSB Group Plc                                    173,500           1,884
Logica Plc                                              121,100           1,128
Rentokil Initial Plc                                    368,200           1,479
Royal Bank of Scotland Group Plc-
  Value Shares                                          106,300           2,587
Royal Bank of Scotland Group Plc                         95,000             109
Scottish and Southern Energy Plc                         86,200             765
The Sage Group Plc                                      355,500           1,182
Vodafone Group Plc                                      979,769           2,563
WPP Group Plc                                           190,100           2,103
                                                                       --------
                                                                         25,851
                                                                       --------
TOTAL COMMON STOCKS
  (COST $128,983)                                                       125,405
                                                                       --------
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.6%
--------------------------------------------------------------------------------
GERMANY--0.6%
Henkel KGaA-Vorzug
  (COST $903)                                            14,100             797
                                                                       ---------
                                                       NUMBER
                                                      OF SHARES
--------------------------------------------------------------------------------
WARRANTS--0.3%
--------------------------------------------------------------------------------
FRANCE--0.0%
CGIP-Cap Gemini*                                         37,100              15
                                                                       ---------
GERMANY--0.0%
Muenchener Rueckversicherungs *                             104               6
                                                                       ---------
SWITZERLAND--0.3%
Z. Kanton Swiss Re*                                   1,125,000             373
                                                                       ---------
TOTAL WARRANTS
  (COST $481)                                                               394
                                                                       ---------
                                                       NUMBER
                                                     OF WARRANTS
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                      156,070             156
BlackRock Provident Institutional
  Funds - TempFund                                      156,070             156
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
  (COST $312)                                                               312
                                                                       ---------
TOTAL INVESTMENTS--101.6%
  (COST $130,679) (a)                                                   126,908

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(1.6%)                                                (1,959)
                                                                       ---------
NET ASSETS APPLICABLE TO 10,669,194
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                         $124,949
                                                                       =========
NET ASSET VALUE,  OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  11.71
                                                                       =========

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                                       % OF MARKET       VALUE
                                                          VALUE         (000'S)
--------------------------------------------------------------------------------
COMMON STOCKS, PREFERRED STOCKS AND WARRANTS
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Financial Services                                        15.4%         $19,504
Pharmaceuticals                                           10.6%          13,452
Insurance                                                  8.5%          10,781
Telecommunications                                         6.7%           8,414
Oil                                                        5.3%           6,648
Retail Diversified                                         4.7%           5,989
Electronics                                                4.5%           5,738
Computer Services & Software                               4.3%           5,491
Diversified Commercial Services                            3.4%           4,340
Building Materials                                         3.4%           4,247
Diversified Food Products                                  3.3%           4,188
Investment Companies                                       3.1%           3,900
Television                                                 2.7%           3,394
Diversified Operations                                     2.5%           3,113
Beverages                                                  2.3%           2,963
Media Communications                                       2.1%           2,674
Human Resources                                            2.1%           2,620
Metal Processors & Fabricators                             1.8%           2,284
Diversified Chemicals                                      1.7%           2,113
Advertising                                                1.7%           2,103
Engineering Services                                       1.3%           1,690
Toys                                                       1.3%           1,594
Catering Services                                          1.2%           1,545
Optical Equipment                                          1.2%           1,529
Automobile Manufacturing                                   1.0%           1,293
Aerospace & Defense                                        0.9%           1,185
Tire & Rubber                                              0.9%           1,181
Machinery - General Industry                               0.8%           1,034
Newspapers                                                 0.7%             893
Medical Products                                           0.6%             696
                                                         -----------------------
                                                         100.0%        $126,596
                                                         =======================

* Non-Income Producing Security
+ Security position is either entirely or partially utilized in the security lending program
ADR - American Depository Receipt
(a) At December 31, 2001, the cost for Federal income tax purposes was $132,809,863. Net unrealized depreciation was ($5,901,650). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $8,611,977 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($14,513,627).

The accompanying notes are an integral part of these financial statements.

                         [CUSTOMER TO SUPPLY NEW COPY]





                             [SMALL CAP VALUE FUND]

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE EMERGING GROWTH FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS--100.0%
--------------------------------------------------------------------------------
BROADCAST/MEDIA--3.8%
Cox Radio, Inc.*+                                        53,500         $ 1,363
Entercom Communications Corp.*                           21,050           1,052
Hispanic Broadcasting Corp.*                             95,850           2,444
TiVo, Inc.*+                                             40,300             264
                                                                        --------
                                                                          5,123
                                                                        --------
COMPUTER - INTERNET - CONTENT SERVICE--3.4%
Alloy Online, Inc.*                                      54,800           1,180
CNET Networks, Inc.*                                     90,250             810
Expedia, Inc.*+                                          46,200           1,876
Global Sports, Inc.*+                                    41,550             829
                                                                        --------
                                                                          4,695
                                                                        --------
COMPUTER - INTERNET SERVICES & SOFTWARE--8.9%
Agile Software Corp.*                                   137,400           2,366
Centillium Commuications, Inc.*                          70,400             553
Chordiant Software, Inc.*                                77,900             616
Macromedia, Inc. *                                       25,700             457
MatrixOne, Inc.*                                         83,000           1,078
Overture Services, Inc.*                                115,150           4,080
SeeBeyond Technology Corp.*+                             16,200             157
SonicWALL, Inc. *+                                       39,400             766
Stellent, Inc.*+                                         27,350             808
Virage Logic Corp.*                                      23,100             444
WebEx Communications, Inc.* +                            10,400             258
webMethods, Inc. *+                                      38,100             639
                                                                        --------
                                                                         12,222
                                                                        --------
COMPUTER - NETWORK SERVICES & SOFTWARE--1.9%
Emulex Corp.*                                            12,800             506
Global Payments, Inc.                                    14,950             514
Ixia*                                                    38,500             495
Lantronix, Inc.  *                                       64,200             406
Magma Design Automation, Inc.*+                          10,650             322
Novatel Wireless, Inc.*+                                 48,400              59
Universal Access Global Holdings, Inc.*                  16,300              76
Vastera, Inc.*                                           16,300             271
                                                                        --------
                                                                          2,649
                                                                        --------
COMPUTER SERVICES & SOFTWARE--16.1%
Actuate Corp.*                                          141,250             744
Business Objects S.A. ADR *+                             27,400             927
Concord Communications, Inc.*                            18,000             372
Edwards  (J. D.)  & Co.*                                 48,800             805
Embarcadero Technologies, Inc.*                          66,300           1,604
Entrust Technologies, Inc.*                              56,500             576
HPL Technologies, Inc.*                                  59,450           1,061
Informatica Corp.*                                      101,900           1,479
Intercept Group, Inc.*                                   74,050           3,029
Internet Security Systems, Inc.*+                        44,050           1,412
M-Systems Flash Disk Pioneers Ltd.*                      57,300             670
McDATA Corp.*+                                           59,500           1,501
Mercator Software, Inc. *+                               90,700             758
NetIQ Corp.*+                                            63,350           2,234
Numerical Technologies, Inc.*                            24,400             859
Precise Software Solutions Ltd.*                         47,900             990
Quest Software, Inc.*+                                   72,300           1,599
Research in Motion Ltd.*+                                51,400           1,219
Tier Technologies, Inc.*                                  8,100             175
                                                                        --------
                                                                         22,014
                                                                        --------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--16.9%
AXT, Inc.*                                               32,500             469
Elantec Semiconductor, Inc.*                             11,300             434
ESS Technology, Inc.*+                                   30,100             640
Genesis Microchip, Inc.*+                                16,250           1,074
Integrated Circuit Systems, Inc.*+                       26,500             599

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intersil Holding Corp.*+                                 19,700         $   635
Kopin Corp.*                                             71,500           1,001
LTX Corp.*+                                              35,500             743
Marvell Technology Group Ltd.*                           47,100           1,687
Merix Corp.*                                             47,900             826
Microsemi Corp.*+                                        30,800             915
Microtune, Inc.*                                        115,550           2,711
Monolithic System Technology, Inc.*                      60,800           1,252
Multilink Technology Corp.*                              50,100             325
O2Micro International Ltd.*+                             94,600           2,275
Pixelworks, Inc.*                                        48,800             784
PLX Technology, Inc.*                                   108,700           1,371
Power-One, Inc.*                                         24,000             250
Silicon Laboratories, Inc.*+                             65,050           2,193
Simplex Solutions, Inc.*                                 12,950             214
SIPEX Corp.*+                                            58,200             748
Transmeta Corp.*                                         65,100             149
TranSwitch Corp.*                                       129,200             581
Xicor, Inc.*                                            119,000           1,321
                                                                        --------
                                                                         23,197
                                                                        --------
ELECTRONICS--2.9%
Photon Dynamics, Inc.*                                   47,900           2,187
Power Integrations, Inc.*                                77,050           1,760
                                                                        --------
                                                                          3,947
                                                                        --------
FINANCE--4.0%
Affiliated Managers Group, Inc.*                            100               7
BlackRock, Inc.*                                          7,500             313
Boston Private Financial Holdings Inc.                   12,000             265
Financial Federal Corp.*                                 36,900           1,153
Instinet Group Corp.*                                    86,000             864
Investment Technology Group, Inc.*                       35,750           1,397
Waddell & Reed Financial, Inc.                           45,400           1,462
                                                                        --------
                                                                          5,461
                                                                        --------
HEALTHCARE--3.8%
AMN Healthcare Services, Inc.*                           17,650             484
Sunrise Assisted Living, Inc.*+                         162,150           4,720
                                                                        --------
                                                                          5,204
                                                                        --------
HOTELS--1.3%
Four Seasons Hotels, Inc.+                               38,900           1,819
                                                                        --------
MANUFACTURING--1.1%
Coach, Inc.*+                                            37,250           1,452
                                                                        --------
MEDICAL SERVICES & Equipment--11.2%
AmSurg Corp.*                                            22,500             611
Cholestech Corp.*+                                       55,250           1,094
Covance, Inc.*                                           63,300           1,437
Cytyc Corp.*+                                            38,100             994
DIANON Systems, Inc.*                                    26,129           1,589
Endocare, Inc.*                                          60,800           1,090
Exact Sciences Corp.*                                   131,800           1,352
LifePoint Hospitals, Inc.*+                              30,350           1,033
Protein Design Labs, Inc.*+                              45,400           1,489
The Med-Design Corp.*+                                   33,350             657
Thoratec Laboratories Corp. *                           129,200           2,196
Unilab Corp.*                                            44,900           1,127
United Surgical Partners International, Inc.*            34,200             723
                                                                        --------
                                                                         15,392
                                                                        --------
PHARMACEUTICALS--4.4%
aaiPharma, Inc.*                                         20,500             516
Axcan Pharma, Inc.*                                      45,400             645
InterMune Pharmaceuticals, Inc.*+                         9,800             483
K-V Pharmaceutical Co.*                                  14,600             431

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE EMERGING GROWTH FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp.*                            16,250        $  1,050
MIM Corp.*                                               25,000             445
PDI, Inc.*                                               12,250             273
Pharmaceutical Product Development, Inc.*                15,400             498
Syncor International Corp.*+                             15,400             441
Taro Pharmaceutical Industries Ltd.*                     29,150           1,165
                                                                       ---------
                                                                          5,947
                                                                       ---------
RESTAURANTS--1.5%
CKE Restaurants, Inc.*                                   55,200             500
P.F. Chang's China Bistro, Inc.*+                        33,400           1,580
                                                                       ---------
                                                                          2,080
                                                                       ---------
RETAIL--5.6%
99 Cents Only Stores*                                    20,150             768
Buckle, Inc.*                                            58,650           1,308
Chico's FAS, Inc.*+                                      22,150             879
FreeMarkets, Inc.  *+                                    34,700             832
School Specialty, Inc.*                                  75,750           1,733
Too, Inc.*                                               80,000           2,200
                                                                       ---------
                                                                          7,720
                                                                       ---------
SERVICES - COMMERCIAL--1.1%
Coinstar, Inc.*                                          59,100           1,477
                                                                       ---------
TELECOMMUNICATIONS--6.6%
Aeroflex, Inc.*                                          38,500             729
Allegiance Telecom, Inc.*                                56,050             465
Anaren Microwave, Inc. *                                 53,100             920
DMC Stratex Networks, Inc.*                             200,300           1,558
Metawave Communications Corp.*                          271,600             847
Metro One Telecommunications, Inc.*+                     29,100             880
Powerwave Technologies, Inc.*                            86,050           1,487
Sirenza Microdevices, Inc.*                              54,800             334
Triton PCS Holdings, Inc.*                               21,850             641
Ubiquitel, Inc.*                                         41,500             309
West Corp.*                                              37,200             928
                                                                       ---------
                                                                          9,098
                                                                       ---------
THERAPEUTICS--3.1%
Abgenix, Inc.*+                                          38,500           1,295
AmeriPath, Inc.*                                         40,700           1,313
Medarex, Inc.*                                           54,400             977
U.S. Physical Therapy, Inc.*                             44,550             720
                                                                       ---------
                                                                          4,305
                                                                       ---------
TRANSPORTATION & RELATED SERVICES--2.4%
Atlantic Coast Airlines, Inc.*                           37,250             868
Atlas Air, Inc.*                                         38,900             570
Forward Air Corp.*                                       35,500           1,204
Travelocity.com, Inc.*                                   24,000             690
                                                                       ---------
                                                                          3,332
                                                                       ---------
TOTAL COMMON STOCKS
   (COST $114,372)                                                      137,134
                                                                       ---------

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                  2,532,624        $  2,532
BlackRock Provident Institutional
    Funds - TempFund                                  2,532,625           2,533
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
   (COST $5,065)                                                          5,065
                                                                       ---------
TOTAL INVESTMENTS-103.7%
  (COST  $119,437) (A)                                                  142,199

LIABILITES IN EXCESS
   OF OTHER ASSETS--(3.7%)                                               (5,100)
                                                                       ---------
NET ASSETS APPLICABLE TO 6,699,702
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                       $137,099
                                                                       =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  20.46
                                                                       =========

-------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.
ADR - American Depository Receipt

(a) At December 31, 2001, the cost for Federal income tax purposes was $123,223,031. Net unrealized appreciation was $18,976,162. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,057,661 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($8,081,499).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE LIMITED MATURITY BOND FUND

                                                         PAR             VALUE
                                                        (000)            (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--49.4%
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Notes--12.2%
    3.625%, 07/15/02                                      2,000           2,239
                                                                        --------
U.S. Treasury Notes--37.2%
    3.625%, 08/31/03                                    $ 1,900         $ 1,927
    4.625%, 05/15/06                                        800             811
    5.750%, 11/15/05                                        100             106
    7.500%, 02/15/05                                      1,500           1,662
    7.875%, 11/15/04                                      2,100           2,335
                                                                        --------
                                                                          6,841
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $9,097)                                                             9,080
                                                                        --------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--3.8%
--------------------------------------------------------------------------------
Government National Mortgage Assoc.--3.8%
    6.500%, 01/15/31
(COST $693)                                                 700             702
                                                                        --------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--29.2%
--------------------------------------------------------------------------------
Asset Securitization Corp.
    7.400%, 10/13/26                                      1,000           1,075
First Union National Bank Commercial Mortgage
    7.739%, 05/17/32                                        904             971
LB Commercial Conduit Mortgage Trust
     6.410%, 08/15/07                                       302             315
LB Mortgage Trust ~
    8.396%, 11/20/03                                        899             913
Merrill Lynch Mortgage Investors, Inc.
    6.690%, 11/21/28                                        652             663
Morgan Stanley Capital, Inc.
    6.340%, 07/15/30                                        731             761
Morgan Stanley Dean Witter Capital, Inc.
    5.980%, 02/01/31                                        644             665
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $5,306)                                                             5,363
                                                                        --------

--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--18.5%
--------------------------------------------------------------------------------
American Express Master Trust
    7.850%, 08/15/05                                        500             545
Boston Edison Co.
    6.450%, 09/15/05                                         77              79
First USA Credit Card Master Trust
    1.990%, 01/18/06                                        200             200
MBNA Master Credit Card Trust
    2.066%, 10/15/05                                        500             501
PECO Energy Transition Trust
    7.300%, 09/01/04                                        500             510
PP&L Transition Bond Co. LLC
    6.720%, 12/26/05                                      1,000           1,052
Providian Master Trust
    6.250%, 06/15/07                                      1,000             509
                                                                        --------
TOTAL ASSET BACKED SECURITIES
(COST $3,287)                                                             3,396
                                                                        --------

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempFund                                        665         $      1
Janus Money Market Fund, Inc.                           391,222              391
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $392)                                                                 392
                                                                        --------
TOTAL INVESTMENTS--103.0%
(COST $18,775) (A)                                                       18,933

LIABILITES IN EXCESS
   OF OTHER ASSETS--(3.0%)                                                 (557)
                                                                        --------
NET ASSETS APPLICABLE TO 1,775,169
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                         $18,376
                                                                        ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                           $ 10.35
                                                                        ========
---------------------------------------------
~ Security priced by investment adviser

(a) At December 31, 2001, the cost for Federal income tax purposes was $18,774,640. Net unrealized appreciation was $157,954. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $241,863 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($83,909).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE GROWTH AND INCOME FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS--96.4%
--------------------------------------------------------------------------------
AEROSPACE & Defense--2.6%
General Dynamics Corp.                                   2,500           $  199
United Technologies Corp.                                5,000              323
                                                                         -------
                                                                            522
                                                                         -------
BANKING--3.7%
Bank of America Corp.                                    6,000              378
SouthTrust Corp.                                        15,000              370
                                                                         -------
                                                                            748
                                                                         -------
BROADCAST/MEDIA--1.5%
Gannett Co., Inc.                                        4,500              303
                                                                         -------
BUILDING PRODUCTS & Supplies--1.7%
Lowe's Cos., Inc.                                        7,500              348
                                                                         -------
CHEMICALS--2.2%
Air Products & Chemicals, Inc.                           5,000              235
Du Pont (E.I.) de Nemours and Co.                        5,000              213
                                                                         -------
                                                                            448
                                                                         -------
COMPUTER - NETWORK PRODUCTS & SERVICES--3.5%
Cisco Systems, Inc.*                                    12,500              226
Electronic Data Systems Corp.                            5,000              343
Oracle Corp.*                                           10,000              138
                                                                         -------
                                                                            707
                                                                         -------
COMPUTER SERVICES & SOFTWARE--10.2%
Automatic Data Processing, Inc.                          7,500              442
First Data Corp.                                         7,500              588
Microsoft Corp.*                                        11,000              729
SunGard Data Systems, Inc.*                             10,000              289
                                                                         -------
                                                                          2,048
                                                                         -------
COMPUTERS & OFFICE EQUIPMENT--5.0%
Dell Computer Corp.*                                    15,000              408
International Business Machines Corp.                    5,000              605
                                                                         -------
                                                                          1,013
                                                                         -------
CONSUMER PRODUCTS--2.0%
Fortune Brands, Inc.                                    10,000              396
                                                                         -------
COSMETICS & TOILETRIES--1.0%
Procter & Gamble Co.                                     2,500              198
                                                                         -------
DIVERSIFIED OPERATIONS--5.0%
General Electric Co.                                    12,500              501
Tyco International Ltd.                                  8,500              501
                                                                         -------
                                                                          1,002
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--3.0%
Intel Corp.                                             12,500              393
Texas Instruments, Inc.                                  7,500              210
                                                                         -------
                                                                            603
                                                                         -------
ENERGY RESOURCES & SERVICES--3.9%
Dominion Resources, Inc.                                 5,000              300
Duke Energy Corp.                                        6,500              255
TXU Corp.                                                5,000              236
                                                                         -------
                                                                            791
                                                                         -------
ENTERTAINMENT & LEISURE--0.5%
Walt Disney Co.                                          5,000              104
                                                                         -------

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCE--6.5%
Citigroup, Inc.                                          12,000         $   606
Federal Home Loan Mortgage Corp.                          4,000             262
MBNA Corp.                                                8,000             282
Washington Mutual, Inc.                                   5,000             163
                                                                        --------
                                                                          1,313
                                                                        --------
FOOD & BEVERAGES--5.5%
General Mills, Inc.                                       6,000             312
Hershey Foods Corp.                                       4,000             271
PepsiCo, Inc.                                             8,000             390
SYSCO Corp.                                               5,000             131
                                                                        --------
                                                                          1,104
                                                                        --------
HEALTHCARE--3.0%
McKesson HBOC, Inc.                                       5,000             187
Tenet Healthcare Corp.*                                   7,000             411
                                                                        --------
                                                                            598
                                                                        --------
INSURANCE--2.5%
Lincoln National Corp.                                    5,000             243
Marsh & McLennan Cos., Inc.                               2,500             269
                                                                        --------
                                                                            512
                                                                        --------
MEDICAL SERVICES & EQUIPMENT--3.2%
Baxter International, Inc.                                5,000             268
Cardinal Health, Inc.                                     2,000             129
Medtronic, Inc.                                           5,000             256
                                                                        --------
                                                                            653
                                                                        --------
METAL COMPONENTS & PRODUCTS--1.8%
Alcoa, Inc.                                              10,000             355
                                                                        --------
OIL & GAS--5.1%
ChevronTexaco Corp.                                       5,000             448
Exxon Mobil Corp.                                        15,000             589
                                                                        --------
                                                                          1,037
                                                                        --------
PHARMACEUTICALS--10.2%
Abbott Laboratories                                       7,000             390
AmerisourceBergen Corp.                                   4,000             254
Elan Corp. Plc ADR*                                       5,000             225
Eli Lilly & Co.                                           2,500             196
Johnson & Johnson                                        10,000             591
Pfizer, Inc.                                             10,000             398
                                                                        --------
                                                                          2,054
                                                                        --------
RETAIL--7.2%
Family Dollar Stores, Inc.                               10,000             300
Home Depot, Inc.                                          4,000             204
Sears, Roebuck & Co.                                      7,500             357
Staples, Inc.*                                           10,000             187
Target Corp.                                             10,000             410
                                                                        --------
                                                                          1,458
                                                                        --------
TELECOMMUNICATIONS--3.5%
BellSouth Corp.                                           3,500             134
SBC Communications, Inc.                                  5,000             196
Verizon Communications                                    3,500             166
WorldCom, Inc.*                                          15,000             211
                                                                        --------
                                                                            707
                                                                        --------

TRANSPORTATION & RELATED SERVICES--1.3%
FedEx Corp.*                                              5,000             259
                                                                        --------
WASTE MANAGEMENT--0.8%
Waste Management, Inc.                                    5,000             160
                                                                        --------
TOTAL COMMON STOCKS
  (COST $18,431)                                                         19,441
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE GROWTH AND INCOME FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - TempCash                                     479,059         $   479
BlackRock Provident Institutional
   Funds - TempFund                                     479,055             479
                                                                        --------
TOTAL SHORT TERM INVESTMENTS
  (COST $958)                                                               958
                                                                        --------
TOTAL INVESTMENTS--101.2%
  (COST $19,389) (A)                                                     20,399

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(1.2%)                                                 (234)
                                                                        --------
NET ASSETS APPLICABLE TO 2,895,671
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                        $20,165
                                                                        ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  6.96
                                                                        ========

---------------------------------------
* Non-Income Producing Security
  ADR - American Depository Receipt

(a) At December 31, 2001, the cost for Federal income tax purposes was $19,459,836. Net unrealized appreciation was $939,327. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,565,289 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($625,962).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS--94.3%
--------------------------------------------------------------------------------
ADVERTISING--0.3%
Interpublic Group of Cos., Inc.                           6,919          $  204
Omnicom Group, Inc.                                       3,405             304
TMP Worldwide, Inc.*                                      2,025              87
                                                                         -------
                                                                            595
                                                                         -------
AEROSPACE & DEFENSE--1.2%
Boeing Co.                                               15,344             595
General Dynamics Corp.                                    3,697             294
Goodrich (B.F.) Co.                                       1,868              50
Lockheed Martin Corp.                                     8,071             377
Northrop Grumman Corp.                                    2,023             204
Raytheon Co.                                              7,162             233
Rockwell Collins                                          3,364              66
United Technologies Corp.                                 8,584             555
                                                                         -------
                                                                          2,374
                                                                         -------
AUTOMOBILES & RELATED--1.0%
Cooper Tire & Rubber Co.                                  1,330              21
Dana Corp.                                                2,721              38
Delphi Automotive Systems Corp.                          10,264             140
Ford Motor Co.                                           33,178             522
General Motors Corp.                                     10,178             495
Genuine Parts Co.                                         3,174             116
Goodyear Tire & Rubber Co.                                2,989              71
Harley-Davidson, Inc.                                     5,546             301
Navistar International Corp.                              1,088              43
PACCAR, Inc.                                              1,406              92
Rockwell International Corp.                              3,367              60
TRW, Inc.                                                 2,314              86
Visteon Corp.                                             2,388              36
                                                                         -------
                                                                          2,021
                                                                         -------
BANKING--5.3%
AmSouth Bancorporation                                    6,677             126
Bank of America Corp.                                    28,825           1,815
Bank of New York Co., Inc.                               13,493             551
Bank One Corp.                                           21,364             834
BB&T Corp.                                                8,301             300
Charter One Financial, Inc.                               4,118             112
Comerica, Inc.                                            3,263             187
Fifth Third Bancorp.                                     10,586             649
FleetBoston Financial Corp.                              19,146             699
Golden West Financial Corp.                               2,888             170
Huntington Bancshares, Inc.                               4,602              79
KeyCorp.                                                  7,759             189
Mellon Financial Corp.                                    8,571             322
National City Corp.                                      11,103             325
Northern Trust Corp.                                      4,069             245
PNC Financial Services Group                              5,205             293
Regions Financial Corp.                                   4,167             125
SouthTrust Corp.                                          6,278             155
SunTrust Banks, Inc.                                      5,292             332
Synovus Financial Corp.                                   5,337             134
U.S. Bancorp                                             35,743             748

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Union Planters Corp.                                      2,517         $   114
Wachovia Corp.                                           24,933             782
Wells Fargo & Co.                                        31,059           1,350
Zions Bancorp.                                            1,681              88
                                                                        --------
                                                                         10,724
                                                                        --------
BIOLOGICAL PRODUCTS--0.1%
Applera Corp.--Applied Biosystems Group                   3,883             152
                                                                        --------
BROADCAST/MEDIA--1.6%
Clear Channel Communications, Inc.*                      10,950             557
Comcast Corp.*                                           17,312             623
Gannett Co., Inc.                                         4,852             326
McGraw-Hill Cos., Inc.                                    3,542             216
Meredith Corp.                                              904              32
Univision Communications, Inc.*                           3,849             156
Viacom, Inc.*                                            32,490           1,434
                                                                        --------
                                                                          3,344
                                                                        --------
BUILDING MAINTENANCE & SERVICES--0.0%
Ecolab, Inc.                                              2,342              94
                                                                        --------
BUILDING PRODUCTS & SUPPLIES--0.6%
Centex Corp.                                              1,113              64
KB Home                                                     922              37
Lowe's Cos., Inc.                                        14,187             658
Masco Corp.                                               8,408             206
Pulte Corp.                                               1,080              48
Sherwin-Williams Co.                                      2,830              78
Vulcan Materials Co.                                      1,856              89
                                                                        --------
                                                                          1,180
                                                                        --------
CHEMICALS--1.1%
Air Products & Chemicals, Inc.                            4,165             195
Ashland, Inc.                                             1,265              58
Dow Chemical Co.                                         16,524             558
Du Pont (E.I.) de Nemours and Co.                        18,782             798
Eastman Chemical Co.                                      1,413              55
Engelhard Corp.                                           2,378              66
Great Lakes Chemical Corp.                                  919              22
Hercules, Inc.*                                           1,988              20
PPG Industries, Inc.                                      3,085             160
Praxair, Inc.                                             2,947             163
Rohm & Haas Co.                                           4,038             140
Sigma-Aldrich Corp.                                       1,344              53
                                                                        --------
                                                                          2,288
                                                                        --------
COMPUTER INTERNET-CONTENT SERVICE--0.1%
Yahoo! Inc.*                                             10,436             185
                                                                        --------
COMPUTER NETWORK PRODUCTS & SERVICES --2.7%
Cisco Systems, Inc.*                                    134,386           2,434
Electronic Data Systems Corp.                             8,685             595
International Game Technology, Inc.*                      1,589             109
Network Appliance, Inc.*                                  6,067             133

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONTINUED)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oracle Corp.*                                           101,898         $ 1,407
Sun Microsystems, Inc.*                                  59,391             731
                                                                        --------
                                                                          5,409
                                                                        --------
COMPUTER SERVICES & SOFTWARE--5.2%
Adobe Systems, Inc.                                       4,346             135
Autodesk, Inc.                                            1,004              37
Automatic Data Processing, Inc.                          11,297             665
BMC Software, Inc.*                                       4,474              73
Citrix Systems, Inc.*                                     3,439              78
Computer Associates International, Inc.                  10,553             364
Computer Sciences Corp.*                                  3,121             153
Compuware Corp.*                                          6,813              80
Deluxe Corp.                                              1,216              51
EMC Corp.*                                               40,592             546
First Data Corp.                                          6,990             548
Intuit, Inc. *                                            3,885             166
Mercury Interactive Corp.*                                1,516              52
Microsoft Corp.*                                         98,675           6,537
NCR Corp.*                                                1,780              66
Novell, Inc.*                                             6,636              30
Parametric Technology Corp.*                              4,810              38
PeopleSoft, Inc.*                                         5,549             223
Sapient Corp.*                                            2,315              18
Siebel Systems, Inc.*                                     8,471             237
Symbol Technologies, Inc.                                 4,184              66
Unisys Corp.*                                             5,846              73
VERITAS Software Corp.*                                   7,345             329
                                                                        --------
                                                                         10,565
                                                                        --------
COMPUTERS & OFFICE EQUIPMENT--3.3%
Apple Computer, Inc.*                                     6,427             141
Compaq Computer Corp.                                    31,036             303
Dell Computer Corp.*                                     47,819           1,300
Gateway, Inc.*                                            5,935              48
HewlettPackard Co.                                       35,544             730
International Business Machines Corp.                    31,561           3,818
Lexmark International Group, Inc.*                        2,382             141
Pitney Bowes, Inc.                                        4,468             168
Xerox Corp.                                              13,191             137
                                                                        --------
                                                                          6,786
                                                                        --------
CONSUMER PRODUCTS--1.7%
American Greetings Corp.                                  1,163              16
Brunswick Corp.                                           1,607              35
Cendant Corp.*                                           17,982             353
Clorox Co.                                                4,261             169
Fortune Brands, Inc.                                      2,722             108
Mattel, Inc.                                              7,908             136
Maytag Corp.                                              1,406              44
Newell Rubbermaid, Inc.                                   4,886             135
NIKE, Inc.                                                4,922             277
Philip Morris Cos., Inc.                                 36,697           1,820
Reebok International Ltd.*                                1,079              29
Tupperware Corp.                                          1,065              20
UST, Inc.                                                 3,031             106
V.F. Corp.                                                2,033              79
Whirlpool Corp.                                           1,226              90
                                                                        --------
                                                                          3,417
                                                                        --------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTAINERS--0.1%
Ball Corp.                                                  502         $    35
Bemis Co., Inc.                                             967              48
Pactiv Corp.*                                             2,919              52
Sealed Air Corp.*                                         1,534              63
                                                                        --------
                                                                            198
                                                                        --------
COSMETICS & TOILETRIES--2.0%
AlbertoCulver Co.                                         1,039              46
Avon Products, Inc.                                       4,328             201
ColgatePalmolive Co.                                     10,108             584
Gillette Co.                                             19,335             646
International Flavors & Fragrances, Inc.                  1,737              52
KimberlyClark Corp.                                       9,622             575
Procter & Gamble Co.                                     23,738           1,878
                                                                        --------
                                                                          3,982
                                                                        --------
DIVERSIFIED MANUFACTURING OPERATIONS--6.0%
Cooper Industries, Inc.                                   1,716              60
Crane Co.                                                 1,093              28
Danaher Corp.                                             2,619             158
Eaton Corp.                                               1,270              94
Fluor Corp.                                               1,468              55
General Electric Co.                                    181,884           7,290
Honeywell International, Inc.                            14,899             504
Illinois Tool Works, Inc.                                 5,582             378
ITT Industries, Inc.                                      1,620              82
Leggett & Platt, Inc.                                     3,600              83
Minnesota Mining & Manufacturing Co.                      7,184             849
Pall Corp.                                                2,238              54
Sara Lee Corp.                                           14,352             319
Textron, Inc.                                             2,588             107
Tyco International Ltd.                                  36,553           2,153
                                                                        --------
                                                                         12,214
                                                                        --------
ELECTRIC-INTEGRATED--0.2%
Allegheny Energy, Inc.                                    2,291              83
NiSource, Inc.                                            3,789              87
Xcel Energy, Inc.                                         6,331             176
                                                                        --------
                                                                            346
                                                                        --------
ELECTRICAL POWER--0.2%
American Electric Power Co., Inc.                         5,904             257
Mirant Corp.*                                             7,319             117
                                                                        --------
                                                                            374
                                                                        --------
ELECTRIC PRODUCTS--0.2%
Emerson Electric Co.                                      7,841             448
                                                                        --------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--4.5%
Advanced Micro Devices, Inc.*                             6,226              99
Agilent Technologies, Inc.*                               8,440             241
Altera Corp.*                                             7,057             150
Analog Devices, Inc.*                                     6,628             294
Applied Materials, Inc.*                                 14,955             600
Applied Micro Circuits Corp.*                             5,466              62

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONTINUED)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Broadcom Corp.*                                           4,806          $  196
Conexant Systems, Inc.*                                   4,669              67
Intel Corp.                                             122,973           3,867
Jabil Circuit, Inc.*                                      3,612              82
KLA-Tencor Corp.*                                         3,395             168
Linear Technology Corp.                                   5,800             226
LSI Logic Corp.*                                          6,721             106
Maxim Integrated Products, Inc.*                          5,917             311
Micron Technology, Inc.                                  10,980             340
National Semiconductor Corp.*                             3,223              99
Novellus Systems, Inc.*                                   2,626             104
NVIDIA Corp.*                                             2,649             177
PMC-Sierra, Inc.*                                         3,024              64
Power-One, Inc.*                                          1,445              15
QLogic Corp.*                                             1,698              76
Sanmina Corp.*                                            9,544             190
Solectron Corp.*                                         15,035             170
Tektronix, Inc.*                                          1,686              43
Teradyne, Inc.*                                           3,313             100
Texas Instruments, Inc.                                  31,736             889
Thomas & Betts Corp.                                      1,065              23
Vitesse Semiconductor Corp.*                              3,490              43
Xilinx, Inc.*                                             6,120             239
                                                                         -------
                                                                          9,041
                                                                         -------
ENERGY RESOURCES & SERVICES--2.2%
AES Corp.*                                                9,766             160
Ameren Corp.                                              2,521             107
American Power Conversion Corp.*                          3,582              52
Calpine Corp.  *                                          5,594              94
Cinergy Corp.                                             2,915              97
CMS Energy Corp.                                          2,436              59
Consolidated Edison, Inc.                                 3,888             157
Constellation Energy Group                                2,999              80
Dominion Resources, Inc.                                  4,819             290
DTE Energy Co.                                            2,980             125
Duke Energy Corp.                                        14,220             558
Edison International                                      5,969              90
Entergy Corp.                                             4,050             158
Exelon Corp.                                              5,879             281
FirstEnergy Corp.                                         5,453             191
FPL Group, Inc.                                           3,222             182
KeySpan Corp.                                             2,548              88
Molex, Inc.                                               3,585             111
Niagara Mohawk Holdings, Inc.                             2,936              52
PG&E Corp.                                                7,095             137
Pinnacle West Capital Corp.                               1,551              65
PPL Corp., Inc.                                           2,683              94
Progress Energy, Inc.                                     4,008             180
Public Service Enterprise Group, Inc.                     3,801             160
Reliant Energy, Inc.                                      5,463             145
Southern Co.                                             12,736             323
Teco Energy, Inc.                                         2,557              67
TXU Corp.                                                 4,857             229
Williams Cos., Inc.                                       9,442             241
                                                                         -------
                                                                          4,573
                                                                         -------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENGINES--0.0%
Cummins Engine Co., Inc.                                    757         $    29
                                                                        --------
ENTERTAINMENT & LEISURE--0.6%
Carnival Corp.                                           10,739             302
Harrah's Entertainment, Inc.*                             2,056              76
Walt Disney Co.                                          37,350             774
                                                                        --------
                                                                          1,152
                                                                        --------
FIBER OPTICS--0.2%
Corning , Inc.                                           17,328             155
JDS Uniphase Corp.*                                      24,325             211
                                                                        --------
                                                                            366
                                                                        --------
FINANCE--7.8%
Ambac Financial Group, Inc.                               1,934             112
American Express Co.                                     24,445             872
Bear Stearns Companies, Inc.                              1,725             101
Capital One Financial Corp.                               3,937             212
Charles Schwab Corp.                                     25,039             387
Citigroup, Inc.                                          94,260           4,758
Countrywide Credit Industries, Inc.                       2,239              92
Equifax, Inc.                                             2,654              64
Federal Home Loan Mortgage Corp.                         12,734             833
Federal National Mortgage Association                    18,303           1,455
Franklin Resources, Inc.                                  4,778             169
H & R Block, Inc.                                         3,361             150
Household International, Inc.                             8,386             486
J.P. Morgan Chase & Co.                                  36,148           1,314
John Hancock Financial Services, Inc.                     5,472             226
Lehman Brothers Holdings, Inc.                            4,366             292
MBIA, Inc.                                                2,719             146
MBNA Corp.                                               15,606             549
Merrill Lynch & Co., Inc.                                15,506             808
Moody's Corp.                                             2,858             114
Morgan Stanley Dean Witter & Co.                         20,094           1,124
Paychex, Inc.                                             6,858             239
Providian Financial Corp.                                 5,207              18
State Street Corp.                                        5,961             311
Stilwell Financial, Inc.                                  4,055             110
T. Rowe Price Group, Inc.                                 2,262              79
USA Education, Inc.                                       2,872             241
Washington Mutual, Inc.                                  16,048             525
                                                                        --------
                                                                         15,787
                                                                        --------
FOOD & BEVERAGES--3.8%
Adolph Coors Co.                                            662              35
Anheuser-Busch Cos., Inc.                                16,201             732
Archer-Daniels-Midland Co.                               12,116             174
Brown-Forman Corp.                                        1,251              78
Campbell Soup Co.                                         7,506             224
Coca-Cola Co.                                            45,561           2,148
Coca-Cola Enterprises, Inc.                               8,148             154
ConAgra, Inc.                                             9,844             234

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS --DECEMBER, 31, 2001 (CONTINUED)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
General Mills, Inc.                                       6,674          $  347
Heinz (H.J.) Co.                                          6,415             264
Hershey Foods Corp.                                       2,485             168
Kellogg Co.                                               7,447             224
Pepsi Bottling Group, Inc.                                5,201             122
PepsiCo, Inc.                                            32,055           1,561
SUPERVALU, Inc.                                           2,442              54
SYSCO Corp.                                              12,212             320
Unilever NV                                              10,472             603
Wrigley (Wm.) Jr., Co.                                    4,126             212
                                                                         -------
                                                                          7,654
                                                                         -------
HEALTH & HOUSEHOLD--0.1%
Cintas Corp.                                              3,109             149
                                                                         -------
HEALTHCARE--0.8%
HCA, Inc.                                                 9,436             364
HEALTHSOUTH Corp.*                                        7,187             107
Humana, Inc.*                                             3,091              36
Manor Care, Inc.*                                         1,876              44
McKesson HBOC, Inc.                                       5,240             196
Tenet Healthcare Corp.*                                   5,963             350
UnitedHealth Group, Inc.                                  5,712             404
Wellpoint Health Networks, Inc.*                          1,168             136
                                                                         -------
                                                                          1,637
                                                                         -------
HOTELS & RESORTS--0.2%
Hilton Hotels Corp.                                       6,766              74
Marriott International, Inc.                              4,415             179
Starwood Hotels & Resorts Worldwide, Inc.                 3,623             108
                                                                         -------
                                                                            361
                                                                         -------
HUMAN RESOURCES--0.0%
Robert Half International, Inc.*                          3,213              86
                                                                         -------
INSTRUMENTS  CONTROLS--0.3%
Johnson Controls, Inc.                                    1,599             129
Millipore Corp.                                             875              53
Parker-Hannifin Corp.                                     2,149              99
PerkinElmer, Inc.                                         2,257              79
Thermo Electron Corp.*                                    3,257              78
Waters Corp.*                                             2,370              92
                                                                         -------
                                                                            530
                                                                         -------
INSURANCE--4.0%
Aetna, Inc.                                               2,626              87
AFLAC, INC.                                               9,567             235
Allstate Corp.                                           13,064             440
American International Group, Inc.                       47,864           3,800
Aon Corp.                                                 4,932             175
Chubb Corp.                                               3,111             215
CIGNA Corp.                                               2,650             246
Cincinnati Financial Corp.                                2,959             113

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Conseco, Inc.                                             6,316          $   28
Hartford Financial Services Group, Inc.                   4,492             282
JeffersonPilot Corp.                                      2,756             128
Lincoln National Corp.                                    3,471             169
Loews Corp.                                               3,508             194
Marsh & McLennan Cos., Inc.                               5,032             541
MetLife, Inc.                                            13,279             421
MGIC Investment Corp.                                     1,964             121
Progressive Corp.                                         1,343             201
SAFECO Corp.                                              2,341              73
St. Paul Cos., Inc.                                       3,800             167
Torchmark Corp.                                           2,275              89
UnumProvident Corp.                                       4,435             118
XL Capital Ltd.                                           2,431             222
                                                                         -------
                                                                          8,065
                                                                         -------
MACHINERY--0.5%
Black & Decker Corp.                                      1,462              55
Caterpillar, Inc.                                         6,289             329
Deere & Co.                                               4,302             188
Dover Corp.                                               3,709             137
IngersollRand Co.                                         3,078             129
McDermott International, Inc.*                            1,130              14
SnapOn, Inc.                                              1,061              36
Stanley Works                                             1,564              73
                                                                         -------
                                                                            961
                                                                         -------
MEDIA & COMMUNICATION--1.3%
AOL Time Warner*                                         81,102           2,603
                                                                         -------
MEDICAL SERVICES & EQUIPMENT--2.6%
Amgen, Inc.*                                             19,155           1,081
Baxter International, Inc.                               10,816             580
Becton, Dickinson & Co.                                   4,737             157
Biogen, Inc.*                                             2,710             155
Biomet, Inc.                                              4,940             153
Boston Scientific Corp.*                                  7,390             178
Bard(C.R.), Inc.                                            936              60
Cardinal Health, Inc.                                     8,261             534
Chiron Corp.  *                                           3,466             152
Genzyme Corp.*                                            3,888             233
Guidant Corp.*                                            5,583             278
Health Management Associates, Inc.*                       4,492              83
Medtronic, Inc.                                          22,180           1,136
St. Jude Medical, Inc.*                                   1,595             124
Stryker Corp.                                             3,602             210
Zimmer Holdings, Inc.*                                    3,551             108
                                                                         -------
                                                                          5,222
                                                                         -------
METAL COMPONENTS & PRODUCTS--0.5%
Alcan, Inc.                                               5,879             211
Alcoa, Inc.                                              15,560             553
Allegheny Technologies, Inc.                              1,470              25
Freeport-McMoRan Copper & Gold, Inc.*                     2,638              35

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONTINUED)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Inco Ltd.*                                                3,332         $    56
Nucor Corp.                                               1,425              75
Phelps Dodge Corp.                                        1,442              47
USX-U.S. Steel Group                                      1,634              30
Worthington Industries, Inc.                              1,564              22
                                                                        --------
                                                                          1,054
                                                                        --------
METALS & MINING--0.1%
Barrick Gold Corp.                                        9,820             157
Newmont Mining Corp.                                      3,592              69
Placer Dome, Inc.                                         6,016              66
                                                                        --------
                                                                            292
                                                                        --------
OFFICE SUPPLIES--0.0%
Avery Dennison Corp.                                      2,013             114
                                                                        --------
OIL & GAS--6.4%
Amerada Hess Corp.                                        1,625             102
Anadarko Petroleum Corp.                                  4,558             259
Apache Corp.                                              2,511             125
Baker Hughes, Inc.                                        6,154             224
Burlington Resources, Inc.                                3,678             138
ChevronTexaco Corp.                                      19,545           1,751
Conoco, Inc.                                             11,460             324
Devon Energy Corp.                                        2,309              89
Dynegy, Inc.                                              6,431             164
El Paso Corp.                                             9,350             417
EOG Resources, Inc.                                       2,116              83
Exxon Mobil Corp.                                       125,328           4,925
Halliburton Co.                                           7,867             103
Kerr-McGee Corp.                                          1,836             101
Kinder Morgan, Inc.                                       2,045             114
Nabors Industries, Inc.*                                  2,581              89
NICOR, Inc.                                                 820              34
Noble Drilling Corp.*                                     2,423              82
Occidental Petroleum Corp.                                6,845             182
Peoples Energy Corp.                                        649              25
Phillips Petroleum Co.                                    6,986             421
Rowan Cos., Inc.*                                         1,717              33
Royal Dutch Petroleum Co.                                38,915           1,908
Schlumberger Ltd.                                        10,548             580
Sempra Energy                                             3,796              93
Sunoco, Inc.                                              1,440              54
Transocean Sedco Forex, Inc.                              5,840             198
Unocal Corp.                                              4,470             161
USX - Marathon Group                                      5,669             170
                                                                        --------
                                                                         12,949
                                                                        --------
OPTICAL SUPPLIES--0.0%
Bausch & Lomb, Inc.                                         982              37
                                                                        --------
PAPER & FOREST PRODUCTS--0.5%
Boise Cascade Corp.                                       1,063              36
Georgia-Pacific Group                                     4,210             116
International Paper Co.                                   8,830             356

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                   1,914         $    16
Mead Corp.                                                1,819              56
Temple-Inland, Inc.                                         904              51
Westvaco Corp.                                            1,874              53
Weyerhaeuser Co.                                          3,962             214
Willamette Industries, Inc.                               2,013             105
                                                                        --------
                                                                          1,003
                                                                        --------
PHARMACEUTICALS--9.9%
Abbott Laboratories                                      28,444           1,586
Allergan, Inc.                                            2,403             180
American Home Products Corp.                             24,170           1,483
Amerisourcebergen Corp.                                   1,885             120
Bristol-Myers Squibb Co.                                 35,449           1,808
Eli Lilly & Co.                                          20,597           1,618
Forest Laboratories, Inc.*                                3,260             267
Immunex Corp. *                                           9,978             276
Johnson & Johnson                                        56,200           3,321
King Pharmaceuticals, Inc.*                               4,500             190
MedImmune, Inc.*                                          3,922             182
Merck & Co., Inc.                                        41,676           2,451
Pfizer, Inc.                                            115,182           4,590
Pharmacia Corp.                                          23,624           1,008
Schering-Plough Corp.                                    26,824             961
Watson Pharmaceuticals, Inc.*                             1,951              61
                                                                        --------
                                                                         20,102
                                                                        --------
PHOTOGRAPHY EQUIPMENT & SUPPLIES--0.1%
Eastman Kodak Co.                                         5,330             157
                                                                        --------
PRINTING & PUBLISHING--0.3%
Donnelley (R.R.) & Sons Co.                               2,098              62
Dow Jones & Co., Inc.                                     1,556              85
Knight-Ridder, Inc.                                       1,541             100
New York Times Co.                                        2,777             120
Tribune Co.                                               5,458             204
                                                                        --------
                                                                            571
                                                                        --------
RESTAURANTS--0.5%
Darden Restaurants, Inc.                                  2,135              76
McDonald's Corp.                                         23,551             623
Starbucks Corp.*                                          6,986             133
Tricon Global Restaurants, Inc.*                          2,672             131
Wendy's International, Inc.                               1,916              56
                                                                        --------
                                                                          1,019
                                                                        --------
RETAIL--6.5%
Albertson's, Inc.                                         7,440             234
AutoZone, Inc.*                                           1,975             142
Bed, Bath & Beyond, Inc.*                                 5,314             180
Best Buy Co., Inc.*                                       3,863             288
Big Lots, Inc.*                                           2,086              22
Circuit City Stores - Circuit City Group                  3,817              99
Costco Wholesale Corp.*                                   8,285             368
CVS Corp.                                                 7,160             212

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dillard's, Inc.                                           1,534         $    25
Dollar General Corp.                                      6,057              90
Family Dollar Stores, Inc.                                3,158              95
Federated Department Stores, Inc.*                        3,530             144
Gap, Inc.                                                15,801             220
Hasbro, Inc.                                              3,165              51
Home Depot, Inc.                                         42,933           2,190
Penney (J.C.) Company, Inc.                               4,833             130
Jones Apparel Group, Inc.                                 2,299              76
Kmart Corp.*                                              9,132              50
Kohl's Corp.*                                             6,137             432
Kroger Co.*                                              14,717             307
Limited, Inc.                                             7,853             116
Liz Claiborne, Inc.                                         964              48
May Department Stores Co.                                 5,482             203
Nordstrom, Inc.                                           2,463              50
Office Depot, Inc.*                                       5,624             104
Radio Shack Corp.                                         3,284              99
Safeway, Inc.*                                            9,196             384
Sears, Roebuck & Co.                                      5,910             282
Staples, Inc.*                                            8,457             158
Target Corp.                                             16,540             679
Tiffany & Co.                                             2,676              84
TJX Cos., Inc.                                            4,997             199
Toys "R" Us, Inc.*                                        3,637              75
Wal-Mart Stores, Inc.                                    81,660           4,700
Walgreen Co.                                             18,689             629
Winn-Dixie Stores, Inc.                                   2,575              37
                                                                        --------
                                                                         13,202
                                                                        --------
SERVICES COMMERCIAL--0.3%
Concord EFS, Inc.*                                        9,229             303
Convergys Corp.*                                          3,153             118
Fiserv, Inc.*                                             3,429             145
IMS Health, Inc.                                          5,414             106
Quintiles Transnational Corp.*                            2,191              35
                                                                        --------
                                                                            707
                                                                        --------
TELECOMMUNICATIONS--6.5%
ADC Telecommunications, Inc.*                            14,465              67
ALLTEL Corp.                                              5,687             351
Andrew Corp.*                                             1,491              33
AT&T Corp.                                               64,822           1,176
AT&T Wireless Services, Inc.*                            46,360             666
Avaya, Inc.                                               5,256              64
BellSouth Corp.                                          34,389           1,312
CenturyTel, Inc.                                          2,585              85
CIENA Corp. *                                             5,994              86
Citizens Communications Co.*                              5,131              55
Comverse Technology, Inc.*                                3,398              76
Lucent Technologies, Inc.                                62,552             393
Motorola, Inc.                                           40,779             613
Nextel Communications, Inc.*                             14,626             160
Nortel Networks Corp.                                    58,643             440
Palm, Inc.*                                              10,407              40

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUALCOMM, Inc.*                                          14,005        $    707
Qwest Communications International, Inc.                 30,504             431
SBC Communications, Inc.                                 61,589           2,412
Scientific-Atlanta, Inc.                                  2,863              69
Sprint Corp.                                             16,253             326
Sprint Corp.-PCS Group*                                  18,059             441
Tellabs, Inc.*                                            7,512             112
Verizon Communications                                   49,733           2,360
WorldCom, Inc.*                                          54,037             761
                                                                       ---------
                                                                         13,236
                                                                       ---------
TRANSPORTATION & RELATED SERVICES--0.7%
AMR Corp.*                                                2,830              63
Burlington Northern Santa Fe Corp.                        7,084             202
CSX Corp.                                                 3,905             137
Delta Air Lines, Inc.                                     2,258              66
FedEx Corp.*                                              5,462             283
Norfolk Southern Corp.                                    7,063             129
Ryder System, Inc.                                        1,112              25
Sabre Holdings Corp.*                                     2,446             104
Southwest Airlines Co.                                   14,022             259
Union Pacific Corp.                                       4,551             259
US Airways Group, Inc.*                                   1,248               8
                                                                       ---------
                                                                          1,535
                                                                       ---------
WASTE MANAGEMENT--0.2%
Allied Waste Industries, Inc.*                            3,609              51
Waste Management, Inc.                                   11,502             367
                                                                       ---------
                                                                            418
                                                                       ---------
WHOLESALE DISTRIBUTOR--0.0%
Grainger (W.W.), Inc.                                     1,714              82
                                                                       ---------
TOTAL COMMON STOCKS
  (COST $237,836)                                                       191,390
                                                                       ---------
--------------------------------------------------------------------------------
RIGHTS--0.0%
--------------------------------------------------------------------------------
Seagate Tax Refund Rights
  (COST $0)                                               4,100               -
                                                                       ---------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--0.2%
--------------------------------------------------------------------------------
APARTMENTS--0.1%
Equity Residential Properties Trust                       4,961             143
                                                                       ---------
OFFICE PROPERTY--0.1%
Equity Office Properties Trust                            7,591             228
                                                                       ---------
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(COST $376)                                                                 371
                                                                       ---------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE INDEX 500 FUND

                                                            PAR         VALUE
                                                           (000)        (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.4%
--------------------------------------------------------------------------------
U.S. TREASURY BILLS--0.4%
1.600%  04/11/02 ^                                         $ 20        $     20
1.625%  04/11/02 ^                                           30              30
1.640%  04/11/02 ^                                           50              50
1.800%  04/11/02 ^                                            5               5
1.900%  04/11/02 ^                                           75              74
2.120%  04/11/02 ^                                           90              89
3.150%  02/28/02 ^                                           35              35
3.230%  02/28/02 ^                                           10              10
3.310%  02/28/02 ^                                           20              20
3.320%  02/28/02 ^                                           15              15
3.400%  02/28/02 ^                                           60              60
3.440%  02/28/02 ^                                           20              20
3.450%  02/28/02 ^                                           20              20
3.500%  02/28/02 ^                                          315             314
3.520%  02/28/02 ^                                           15              15
                                                                       ---------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $776)                                                               777
                                                                       ---------
                                                       NUMBER OF
                                                        SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                        1,389           1,389
RBB Sansom Street Fund -
  Money Market Portfolio                                 10,328          10,328
                                                                       ---------

TOTAL SHORT-TERM INVESTMENTS
  (COST $11,717)                                                         11,717
                                                                       ---------

TOTAL INVESTMENTS--100.7%
  (COST $250,705) (A)                                                   204,255

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(0.7%)                                                (1,353)
                                                                       ---------

NET ASSETS APPLICABLE TO 25,697,333
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                       $202,902
                                                                       =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $   7.90
                                                                       =========

--------------------------------------
* Non-Income Producing Security
^ $777,386 market value held as collateral for the open futures contract.

(a) At December 31, 2001, the cost for Federal income tax purposes was $250,858,415. Net unrealized depreciation was ($46,603,328). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,255,000 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($64,858,328).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- December 31, 2001
THE MID CAP GROWTH FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS--99.9%
--------------------------------------------------------------------------------
ADVERTISING--2.9%
Getty Images, Inc.*                                      15,230          $  350
Interpublic Group of Cos., Inc.+                         20,640             610
TMP Worldwide, Inc.*                                      7,820             336
                                                                         -------
                                                                          1,296
                                                                         -------
BANKING--1.2%
Commerce Bancorp, Inc.                                    6,400             252
Investors Financial Services Corp.+                       4,160             275
                                                                         -------
                                                                            527
                                                                         -------
BROADCAST/MEDIA--4.8%
Adelphia Communications Corporation *+                   11,430             356
Polycom, Inc.*+                                          23,620             805
Univision Communications, Inc.*+                         12,690             513
USA Networks, Inc.*                                       8,630             236
Westwood One, Inc.*                                       9,120             274
                                                                         -------
                                                                          2,184
                                                                         -------
CHEMICALS--1.5%
Air Products & Chemicals, Inc.                            7,480             351
Cabot Microelectronics Corp.*+                            4,170             330
                                                                         -------
                                                                            681
                                                                         -------
COMPUTER - INTERNET - CONTENT SERVICE--3.6%
CNET Networks, Inc.*                                     59,080             530
E*TRADE Group, Inc.*+                                    26,570             272
RSA Security, Inc.*+                                     15,370             268
Yahoo! Inc.*                                             31,000             550
                                                                         -------
                                                                          1,620
                                                                         -------
COMPUTER - INTERNET SERVICES & SOFTWARE--4.7%
Advent Software, Inc.*+                                   5,110             255
BEA Systems, Inc. *                                      15,610             240
EarthLink, Inc.*                                         18,930             230
Interwoven, Inc.*                                        29,180             284
Liberate Technologies, Inc.*                             23,980             275
Macromedia, Inc. *                                       13,360             238
Overture Services, Inc.*                                 11,510             408
TIBCO Software, Inc. *                                   13,840             207
                                                                         -------
                                                                          2,137
                                                                         -------
COMPUTER - NETWORK PRODUCTS & SERVICES--4.3%                                  -
Brocade Communications Systems, Inc.*+                   11,810             391
Extreme Networks, Inc.*+                                 38,760             500
International Game Technology, Inc.*+                     7,670             524
Micromuse, Inc.*                                         14,070             211
Network Appliance, Inc.*                                 14,870             325
                                                                         -------
                                                                          1,951
                                                                         -------
COMPUTER SERVICES & SOFTWARE--9.2%                                            -
Affiliated Computer Services, Inc.*                       2,270             241
BISYS Group, Inc.*                                        4,690             300
Internet Security Systems, Inc.*+                        13,410             430
Manugistics Group, Inc.*                                 10,280             217
Mercury Interactive Corp.*                               13,300             452
NetIQ Corp.*+                                             7,400             261
Quest Diagnostics, Inc.*+                                 4,840             347
Rational Software Corp.*                                 24,650             481
SmartForce Plc ADR*                                      18,070             447
SunGard Data Systems, Inc.*+                             19,600             567
Symantec Corp.*+                                          6,400             425
                                                                         -------
                                                                          4,168
                                                                         -------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EDUCATION--1.2%
Apollo Group, Inc.*                                       7,210          $  325
University of Phoenix Online                              6,730             219
                                                                         -------
                                                                            544
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--15.9%
Altera Corp.*+                                           12,220             259
Broadcom Corp.*+                                         22,380             915
Elantec Semiconductor, Inc.*                              7,990             307
Globespan Virata, Inc.                                   60,090             778
Intersil Holding Corp.*+                                 17,050             550
KLA-Tencor Corp.*+                                       11,050             548
Marvell Technology Group Ltd.*                           10,110             362
Microtune, Inc.*                                         19,320             453
Novellus Systems, Inc.*+                                  9,960             393
NVIDIA Corp.*+                                            6,220             416
Power-One, Inc.*                                         25,950             270
QLogic Corp.*                                            17,940             799
Sanmina Corp.*                                           34,290             682
Teradyne, Inc.*+                                         17,000             512
                                                                         -------
                                                                          7,244
                                                                         -------
Fiber Optics--1.1%
Finisar Corp.*+                                          51,000             519
                                                                         -------
FINANCE--2.1%
Bear Stearns Cos., Inc.                                   7,250             425
Legg Mason, Inc.                                          6,570             328
Neuberger Berman, Inc.                                    4,610             202
                                                                         -------
                                                                            955
                                                                         -------
FOOD & BEVERAGES--1.7%
Dean Foods, Inc.*+                                        3,320             226
McCormick & Co., Inc.                                     4,880             205
Pepsi Bottling Group, Inc.                               14,210             334
                                                                         -------
                                                                            765
                                                                         -------
HUMAN RESOURCES--0.8%
Robert Half International, Inc.*                         13,340             356
                                                                         -------
INSTRUMENTS - CONTROLS--1.1%
Waters Corp.*                                            13,360             518
                                                                         -------
INSURANCE--1.5%
Anthem, Inc.*                                             7,060             349
Principal Financial Group, Inc.*+                        14,700             353
                                                                         -------
                                                                            702
                                                                         -------
MACHINERY--0.8%
SPX Corp.*                                                2,680             367
                                                                         -------
MANUFACTURING--0.8%
Coach, Inc.*+                                             9,810             382
                                                                         -------
MEDICAL SERVICES & EQUIPMENT--15.5%
Affymetrix, Inc.*                                        12,770             482
Aviron*+                                                 10,950             545
Cephalon, Inc.*+                                          4,500             340
Cytyc Corp.*                                              8,260             216
DENTSPLY International, Inc.                              8,170             410

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE MID CAP GROWTH FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Genzyme Corp.*+                                          13,420          $  803
Guidant Corp.*                                           18,290             911
Henry Schein, Inc.*                                       7,550             280
Inhale Therapeutic Systems, Inc.*                        11,830             219
Intermune, Inc.*+                                         5,000             246
Invitrogen Corp.*                                         5,280             327
Laboratory Corp. of America Holdings*+                    7,280             589
St. Jude Medical, Inc.*                                   6,870             533
Universal Health Services, Inc.*+                         7,290             312
Varian Medical Systems, Inc.*                             6,960             496
Zimmer Holdings, Inc.*                                   10,660             326
                                                                         -------
                                                                          7,035
                                                                         -------
OIL & GAS--5.6%
BJ Services Co.*                                         11,460             372
Devon Energy Corp.                                        7,210             279
Ensco International, Inc.                                16,280             405
Kerr-McGee Corp.                                          4,200             230
Murphy Oil Corp.                                          2,940             247
Nabors Industries, Inc.*                                 11,840             406
Pogo Producing Co.                                        9,950             261
Weatherford International, Inc.*                          8,740             326
                                                                         -------
                                                                          2,526
                                                                         -------
PAPER & RELATED PRODUCTS--0.5%
Boise Cascade Corp.                                       6,810             232
                                                                         -------
PHARMACEUTICALS--6.3%
AmerisourceBergen Corp.+                                  5,430             345
Andrx Group*                                              4,760             335
Express Scripts, Inc.*+                                   7,570             354
IDEC Pharmaceuticals Corp.*+                             10,690             737
King Pharmaceuticals, Inc.*+                             16,966             715
OSI Pharmaceuticals, Inc.*                                8,430             386
                                                                         -------
                                                                          2,872
                                                                         -------
RETAIL--6.1%
Amazon.com, Inc.*+                                       40,580             439
American Eagle Outfitters, Inc.*+                        15,670             410
Bed, Bath & Beyond, Inc.*+                               13,600             461
Best Buy Co., Inc.*+                                      4,910             366
CDW Computer Centers, Inc.*                               8,300             446
Electronics Boutique Holdings Corp.+                      7,090             283
Talbots, Inc.+                                            9,650             350
                                                                         -------
                                                                          2,755
                                                                         -------
SERVICE - CONSULTING--1.2%
Corporate Executive Board Co.*+                           7,550             277
First Health Group Corp.*                                11,040             273
                                                                         -------
                                                                            550
                                                                         -------
SERVICES - COMMERCIAL--2.0%
Fiserv, Inc.*                                            11,580             490
SEI Investments Co.                                       9,710             438
                                                                         -------
                                                                            928
                                                                         -------
TELECOMMUNICATIONS--0.8%
Nextel Communications, Inc.*+                            31,110             341
                                                                         -------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THERAPEUTICS--2.1%
CV Therapeutics, Inc.*+                                   7,870         $   409
Gilead Sciences, Inc.*                                    8,620             567
                                                                        --------
                                                                            976
                                                                        --------
TRANSPORTATION & RELATED SERVICES--0.6%
CSX Corp.                                                 7,910             277
                                                                        --------
TOTAL COMMON STOCKS
  (COST $39,851)                                                         45,408
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.3%
--------------------------------------------------------------------------------
RBB Sansom Street Fund -
  Money Market Portfolio
  (COST $587)                                           587,025             587
                                                                        --------
TOTAL INVESTMENTS--101.2%
(COST $40,438) (A)                                                       45,995
LIABILITIES IN EXCESS
  OF OTHER ASSETS--(1.2%)                                                  (561)
                                                                        --------
NET ASSESTS APPLICABLE TO 7,222,726
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                          $45,434
                                                                        ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  6.29
                                                                        ========

--------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.
ADR - American Depository Receipt

(a) At December 31, 2001, the cost for Federal income tax purposes was $41,653,110. Net unrealized appreciation was $4,342,259. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,278,946 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($936,687).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE MID CAP GROWTH FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS--94.9%
--------------------------------------------------------------------------------
Automobiles & Related--2.9%
Autonation, Inc.*                                         22,100          $ 272
Lear Corp.*                                               27,600          1,053
Visteon Corp.                                             30,700            462
                                                                          -----
                                                                          1,787
                                                                          -----
Banking--7.6%
City National Corp.                                       20,100            942
Comerica, Inc.+                                           16,400            940
Cullen/Frost Bankers, Inc.                                 1,500             46
North Fork Bancorp, Inc.                                  19,500            624
SouthTrust Corp.                                          36,400            898
TCF Financial Corp.                                       12,900            619
Zions Bancorp.                                            11,800            620
                                                                          -----
                                                                          4,689
                                                                          -----
Broadcast/Media--1.7%
Belo (A. H.)  Corp.                                       27,700            519
USA Networks, Inc.*                                       19,900            543
                                                                          -----
                                                                          1,062
                                                                          -----
Building Products & Supplies--4.8%
American Standard Cos., Inc. *                            14,200            969
Sherwin-Williams Co.                                      42,500          1,169
Vulcan Materials Co.                                      16,600            796
                                                                          -----
                                                                          2,934
                                                                          -----
Chemicals--1.1%
Air Products & Chemicals, Inc.                            15,100            708
                                                                          -----
Computer Services & Software--1.4%
Cadence Design Systems, Inc.*                             28,800            631
KPMG Consulting, Inc.*                                    15,000            249
                                                                          -----
                                                                            880
                                                                          -----
Computers & Office Equipment--2.2%
Apple Computer, Inc.*                                     11,900            261
Pitney Bowes, Inc.                                        29,600          1,113
                                                                          -----
                                                                          1,374
                                                                          -----
Diversified Operations--1.3%
Pall Corp.                                                33,900            816
                                                                          -----
Electric - Integrated--1.1%
Arrow Electronics, Inc.*                                  21,700            649
                                                                          -----
Electronic Components & Semiconductors--0.8%
Vishay Intertechnology, Inc.*+                            24,500            478
                                                                          -----
Energy Resources & Services--6.5%
Equitable Resources, Inc.                                 28,500            971
Exelon Corp.+                                             15,450            740
FirstEnergy Corp.                                         26,400            923
Pinnacle West Capital Corp.                               13,700            573
Sierra Pacific Resources+                                 54,000            813
                                                                          -----
                                                                          4,020
                                                                          -----
Entertainment--1.7%
GTECH Holdings Corp.*                                     22,500          1,019
                                                                          -----

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance--6.9%
Ambac Financial Group, Inc.                              16,200           $ 937
Dun & Bradstreet Corp. *                                 10,550             372
Federated Investors, Inc.                                19,000             606
Golden State Bancorp, Inc.                               27,300             714
John Hancock Financial Services, Inc.                    22,700             937
MBIA, Inc.                                               13,150             705
                                                                          -----
                                                                          4,271
                                                                          -----
Food & Beverages--2.8%
Archer-Daniels-Midland Co.                               63,800             916
Dean Foods, Inc.*+                                       11,600             791
                                                                          -----
                                                                          1,707
                                                                          -----
Hotels & Resorts--0.8%
Starwood Hotels & Resorts Worldwide, Inc.+               16,200             484
                                                                          -----
Human Resources--1.5%
Manpower, Inc.                                           27,900             941
                                                                          -----
Insurance--9.2%
Aon Corp.+                                               16,700             593
Chubb Corp.+                                             13,900             959
CIGNA Corp.                                              13,300           1,232
Phoenix Companies, Inc.*                                 29,100             538
Principal Financial Group, Inc.*+                        24,700             593
Radian Group, Inc.                                       31,100           1,336
XL Capital Ltd.                                           4,800             439
                                                                          -----
                                                                          5,690
                                                                          -----
Instruments - Controls--0.2%
Parker-Hannifin Corp.                                     2,200             101
                                                                          -----
Investment Companies--4.2%
S & P 400 Mid-Cap Depositary Receipts                    28,200           2,617
                                                                          -----
Medical Services & Equipment--2.0%
Beckman Coulter, Inc.                                    13,900             616
Becton, Dickinson & Co.                                  18,500             613
                                                                          -----
                                                                          1,229
                                                                          -----
Office Supplies--0.5%
Avery Dennison Corp.                                      5,600             317
                                                                          -----
Oil & Gas--8.0%
Apache Corp.                                             12,760             636
EOG Resources, Inc.                                      18,600             727
Kinder Morgan, Inc.                                      11,100             618
Ocean Energy, Inc.                                       33,100             636
Talisman Energy, Inc.                                    16,800             636
USX - Marathon Group                                     32,700             981
XTO Energy, Inc.                                         38,550             675
                                                                          -----
                                                                          4,909
                                                                          -----
Pharmaceuticals--3.2%
ICN Pharmaceuticals, Inc.+                               29,500             988
Omnicare, Inc.                                           38,500             958
                                                                          -----
                                                                          1,946
                                                                          -----

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE MID CAP VALUE FUND


                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Printing & Publishing--4.9%
Knight-Ridder, Inc.+                                     14,000          $  909
Reader's Digest Association, Inc.                        42,400             979
Valassis Communications, Inc.*                           32,300           1,151
                                                                         ------
                                                                          3,039
                                                                         ------
Restaurants--2.5%
Brinker International, Inc.*                             31,900             949
Tricon Global Restaurants, Inc.*                         12,000             590
                                                                         ------
                                                                          1,539
                                                                         ------
Retail--3.9%
Foot Locker, Inc.  +                                     29,300             459
May Department Stores Co.+                               26,300             973
Payless ShoeSource, Inc.*+                               17,200             966
                                                                         ------
                                                                          2,398
                                                                         ------
Services - Commercial--1.6%
Viad Corp.                                               42,300           1,002
                                                                         ------
Telecommunications--2.7%
Cablevision Systems Corp.*+                              14,000             664
Comverse Technology, Inc.*+                              17,900             400
Harris Corp.                                             20,100             613
                                                                         ------
                                                                          1,677
                                                                         ------
Transportation & Related Services--5.3%
Canadian National Railway Co.+                           15,600             753
CSX Corp.                                                27,100             950
Sabre Holdings Corp.*+                                   14,800             627
Teekay Shipping Corp.                                    26,800             934
                                                                         ------
                                                                          3,264
                                                                         ------
Waste Management--1.6%
Waste Management, Inc.                                   30,000             956
                                                                         ------
TOTAL COMMON STOCKS                                                      58,503
                                                                         ------
   (Cost $54,837)

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--4.1%
--------------------------------------------------------------------------------
Apartments--3.2%
Archstone Smith Trust                                   34,200              899
Avalonbay Communities, Inc.                             19,400              918
Equity Residential Properties Trust                      4,900              141
                                                                        -------
                                                                          1,958
                                                                        -------
Diversified--0.7%
Vornado Realty Trust                                    10,900              453
                                                                        -------

Office Property--0.2%
Boston Properties, Inc.                                  3,300              125
                                                                        -------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
   (Cost $2,494)                                                          2,536
                                                                        -------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - Fed Fund                                   2,179,345       $ 2,180
BlackRock Provident Institutional
     Funds - T-Fund                                     2,179,345       $ 2,179
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,359)                                                          4,359
                                                                        -------
TOTAL INVESTMENTS--106.1%
  (Cost $61,690) (a)                                                     65,398
LIABILITIES IN EXCESS
  OF OTHER ASSETS--(6.1%)                                                (3,765)
                                                                        -------
NET ASSETS APPLICABLE TO 5,689,588
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                        $61,633
                                                                        =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $ 10.83
                                                                        =======

------------------------------------------------------
* Non-Income Producing Security

+Security position is either entirely or partially utilized in the security lending program.

(a) At December 31, 2001, the cost for Federal income tax purposes was $62,018,131. Net unrealized appreciation was $3,380,049. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,938,136 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($558,087).


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED DECEMBER 31, 2001
(Dollar Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------


                                                                Money            Quality           High Yield         International
                                                                Market             Bond               Bond                Equity
ASSETS:                                                          Fund              Fund               Fund                 Fund
                                                          ----------------  ---------------    ----------------     ----------------

Investments at value .................................       $ 127,593         $ 169,705            $ 65,017           $ 126,908
Cash..................................................               -                 1                   -                   -
Interest, dividends and reclaims receivable ..........           1,103               722               1,393                 236
Receivable for investment securities sold.............               -            36,947                   -                 174
Receivable for capital stock sold.....................               -               940                 234                 889
Other assets..........................................               1                 -                   1                   1
                                                             ---------         ---------            --------           ---------
          Total Assets................................         128,697           208,315              66,645             128,208
                                                             ---------         ---------            --------           ---------

LIABILITIES:

Payable for investment securities purchased..........                -            74,349                   -                 111
Payable for capital stock redeemed...................                -               107                  29                 225
Dividends payable....................................              199            10,166               5,962               2,655
Futures payable......................................                -                17                   -                   -
Payable to the investment adviser....................               20                38                  28                  92
Payable to The Penn Mutual Life Insurance Co.........               49                49                  24                  48
Other liabilities....................................               21                20                  25                 128
                                                             ---------         ---------            --------           ---------
       Total Liabilities.............................              289            84,746               6,068               3,259
                                                             ---------         ---------            --------           ---------
NET ASSETS...........................................        $ 128,408         $ 123,569            $ 60,577           $ 124,949
                                                             =========         =========            ========           =========

 Investments at cost.................................        $ 127,593         $ 168,257            $ 69,467           $ 130,679



[RESTUBBED TABLE]

--------------------------------------------------------------------------------------------------------------------


                                                                  Small Cap           Emerging           Limited
                                                                    Value              Growth         Maturity Bond
ASSETS:                                                             Fund                Fund              Fund
                                                             ----------------    ---------------   -----------------

Investments at value .................................            $ 90,768          $ 142,199           $ 18,933
Cash..................................................                   -                  -                  1
Interest, dividends and reclaims receivable ..........                  64                 24                183
Receivable for investment securities sold.............                 895                216              1,061
Receivable for capital stock sold.....................                  18                 66                653
Other assets..........................................                   1                  2                  -
                                                                  --------          ---------           --------
          Total Assets................................              91,746            142,507             20,831
                                                                  --------          ---------           --------

LIABILITIES:

Payable for investment securities purchased..........                1,374              3,080              1,667
Payable for capital stock redeemed...................                1,050              2,178                  1
Dividends payable....................................                2,230                  -                774
Futures payable......................................                    -                  -                  -
Payable to the investment adviser....................                   61                 83                  5
Payable to The Penn Mutual Life Insurance Co.........                   30                 46                  4
Other liabilities....................................                   14                 21                  4
                                                                  --------          ---------           --------
       Total Liabilities.............................                4,759              5,408              2,455
                                                                  --------          ---------           --------
NET ASSETS...........................................             $ 86,987          $ 137,099           $ 18,376
                                                                  ========          =========           ========

 Investments at cost.................................             $ 84,578          $ 119,437           $ 18,775



   The accompanying notes are an integral part of these financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                             Growth           Large Cap         Flexibly         Growth and
                                                             Equity             Value            Managed           Income
ASSETS:                                                       Fund               Fund             Fund              Fund
                                                         -------------     ---------------   --------------   ----------------

Investments at value ................................     $ 185,881          $ 240,594          $513,427         $ 20,399
Cash.................................................             -                  -                 1                -
Interest, dividends and reclaims receivable .........            98                409             2,535               20
Receivable for investment securities sold............         4,252                205                 -              129
Receivable for capital stock sold....................         1,214              1,132             4,327                2
Other assets.........................................             2                  2                 4                -
                                                          ---------          ---------          --------        ---------
          Total Assets...............................       191,447            242,342           520,294           20,550
                                                          ---------          ---------          --------        ---------

LIABILITIES:

Payable for investment securities purchased..........         4,433                528                 -              224
Payable for capital stock redeemed...................            79                  -                42                3
Dividends payable....................................            48              9,036            41,487              138
Futures payable......................................             -                  -                 -                -
Payable to the investment adviser....................           100                120               261                9
Payable to The Penn Mutual Life Insurance Co.........            70                 88               191                6
Other liabilities....................................            21                 42                76                5
                                                          ---------          ---------          --------        ---------
       Total Liabilities.............................         4,751              9,814            42,057              385
                                                          ---------          ---------          --------        ---------
NET ASSETS...........................................     $ 186,696          $ 232,528          $478,237         $ 20,165
                                                          =========          =========          ========        =========

 Investments at cost.................................     $ 174,153          $ 226,968          $439,183         $ 19,389


[RESTUBBED TABLE]

--------------------------------------------------------------------------------------------------------------------

                                                              Index            Mid Cap           Mid Cap
                                                               500              Growth            Value
ASSETS:                                                       Fund               Fund             Fund
                                                         ---------------    --------------    --------------

Investments at value ................................      $ 204,255          $ 45,995          $ 65,398
Cash.................................................              -                 -                 -
Interest, dividends and reclaims receivable .........            210                12                66
Receivable for investment securities sold............             34               342               184
Receivable for capital stock sold....................          1,016                15               210
Other assets.........................................              2                 -                 -
                                                            --------         ---------          --------
          Total Assets...............................        205,517            46,364            65,858
                                                            --------         ---------          --------

LIABILITIES:

Payable for investment securities purchased..........            110               412                56
Payable for capital stock redeemed...................             10               475                60
Dividends payable....................................          2,351                 -             4,044
Futures payable......................................            106                 -                 -
Payable to the investment adviser....................             12                27                29
Payable to The Penn Mutual Life Insurance Co.........              -                 4                22
Other liabilities....................................             26                12                14
                                                            --------         ---------          --------
       Total Liabilities.............................          2,615               930             4,225
                                                            --------         ---------          --------
NET ASSETS...........................................      $ 202,902          $ 45,434          $ 61,633
                                                            ========         =========          ========

 Investments at cost.................................      $ 250,705          $ 40,438          $ 61,690


PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(Dollar Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Money           Quality         High Yield
                                                                                       Market            Bond              Bond
                                                                                        Fund             Fund              Fund
                                                                                 ---------------    --------------    --------------

INVESTMENT INCOME:
Dividends.......................................................................            -                -              $541
Interest........................................................................       $4,917           $6,832             6,073
Foreign tax withheld............................................................            -                -                 -
                                                                                       ------           ------            ------
       Total investment income..................................................        4,917            6,832             6,614
                                                                                       ------           ------            ------

EXPENSES:
Investment advisory fees .......................................................          221              399               317
Administration fees ............................................................          172              174                95
Accounting fees.................................................................           82               83                47
Custodian fees and expenses.....................................................           27               26                17
Legal fees......................................................................           14               12                 8
PA Franchise tax................................................................           17               18                10
Pricing fees....................................................................           11                4                46
Other expenses..................................................................           32               37                16
                                                                                       ------           ------            ------
       Total expenses...........................................................          576              753               556
       Less: Expense waivers....................................................            -                -                 5
                                                                                       ------           ------            ------
             Net expenses.......................................................          576              753               551
                                                                                       ------           ------            ------
Net investment income (loss)....................................................        4,341            6,079             6,063
                                                                                       ------           ------            ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ........................            4            3,800            (5,560)
    Net realized foreign exchange gain (loss)...................................            -                -               (79)
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign currency related items.....            -             (304)            3,601
                                                                                       ------           ------            ------
Net realized and unrealized gain (loss) on investments..........................            4            3,496            (2,038)
                                                                                       ------           ------            ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................................       $4,345           $9,575            $4,025
                                                                                       ======           ======            ======

[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------

                                                                              International   Small Cap   Emerging     Limited
                                                                                    Equity       Value      Growth   Maturity Bond
                                                                                     Fund        Fund        Fund         Fund
                                                                              -------------  ----------  ----------- ---------------

INVESTMENT INCOME:
Dividends.....................................................................      $3,556        $811        $138            -
Interest......................................................................         182         142         355         $789
Foreign tax withheld..........................................................        (278)          -          (1)           -
                                                                                  --------     -------     -------         ----
       Total investment income................................................       3,460         953         492          789
                                                                                  --------     -------     -------         ----

EXPENSES:
Investment advisory fees .....................................................       1,273         639         995           41
Administration fees ..........................................................         225         113         205           21
Accounting fees...............................................................         115          56          93           26
Custodian fees and expenses...................................................         150          23          38            7
Legal fees....................................................................          25           9          23            2
PA Franchise tax..............................................................          30          10          26            2
Pricing fees..................................................................          15           7           3            3
Other expenses................................................................          41          18          36            6
                                                                                  --------     -------     -------         ----
       Total expenses.........................................................       1,874         875       1,419          108
       Less: Expense waivers..................................................           -          13           4            4
                                                                                  --------     -------     -------         ----
             Net expenses.....................................................       1,874         862       1,415          104
                                                                                  --------     -------     -------         ----
Net investment income (loss)..................................................       1,586          91        (923)         685
                                                                                  --------     -------     -------         ----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ......................     (24,792)      2,217     (58,937)         108
    Net realized foreign exchange gain (loss).................................         805           -           -            -
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign currency related items...     (30,898)      8,821      33,542           17
                                                                                  --------     -------     -------         ----
Net realized and unrealized gain (loss) on investments........................     (54,885)     11,038     (25,395)         125
                                                                                  --------     -------     -------         ----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS............................................................    ($53,299)    $11,129    ($26,318)        $810
                                                                                  ========     =======    ========         ====

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Growth     Large Cap    Flexibly      Growth and
                                                                                Equity       Value      Managed         Income
                                                                                 Fund        Fund         Fund           Fund
                                                                              ----------    --------   ------------  ---------------

INVESTMENT INCOME:
Dividends....................................................................    $1,544     $5,111       $8,092           $307
Interest.....................................................................       494        217       10,645             50
Foreign tax withheld.........................................................         -        (28)         (42)             -
                                                                               --------    -------      -------        -------
       Total investment income...............................................     2,038      5,300       18,695            357
                                                                               --------    -------      -------        -------

EXPENSES:
Investment advisory fees ....................................................     1,358      1,486        2,983            122
Administration fees .........................................................       327        371          746             37
Accounting fees..............................................................       134        149          234             27
Custodian fees and expenses..................................................        30         40           72              5
Legal fees...................................................................        33         36           68              7
PA Franchise tax.............................................................        33         44           87              6
Pricing fees.................................................................         2          6            8              2
Other expenses...............................................................        86         60          108             18
                                                                               --------    -------      -------        -------
       Total expenses........................................................     2,003      2,192        4,306            224
       Less: Expense waivers.................................................         -          2            -              3
                                                                               --------    -------      -------        -------
             Net expenses....................................................     2,003      2,190        4,306            221
                                                                               --------    -------      -------        -------
Net investment income (loss).................................................        35      3,110       14,389            136
                                                                               --------    -------      -------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions .....................   (83,958)     5,673       27,547         (5,964)
    Net realized foreign exchange gain (loss)................................         -          -         (149)             -
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign currency related items..    13,680    (15,277)       6,077             80
                                                                               --------    -------      -------        -------
Net realized and unrealized gain (loss) on investments.......................   (70,278)    (9,604)      33,475         (5,884)
                                                                               --------    -------      -------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................................  ($70,243)   ($6,494)     $47,864        ($5,748)
                                                                               ========    =======      =======        =======

[RESTUBBED TABLE]

----------------------------------------------------------------------------------------------------------------------
                                                                                  Index       Mid Cap       Mid Cap
                                                                                    500        Growth         Value
                                                                                   Fund         Fund           Fund
                                                                               ------------   -----------   ----------

INVESTMENT INCOME:
Dividends....................................................................     $2,550          $82           $854
Interest.....................................................................        315           43            106
Foreign tax withheld.........................................................        (11)           -             (1)
                                                                                --------     --------        -------
       Total investment income...............................................      2,854          125            959
                                                                                --------     --------        -------

EXPENSES:
Investment advisory fees ....................................................        141          321            333
Administration fees .........................................................        302           69             90
Accounting fees..............................................................        126           34             45
Custodian fees and expenses..................................................         36           38             24
Legal fees...................................................................         42            7             11
PA Franchise tax.............................................................         42           11             12
Pricing fees.................................................................         20            4              4
Other expenses...............................................................         79           14             18
                                                                                --------     --------        -------
       Total expenses........................................................        788          498            537
       Less: Expense waivers.................................................        283           40              1
                                                                                --------     --------        -------
             Net expenses....................................................        505          458            536
                                                                                --------     --------        -------
Net investment income (loss).................................................      2,349         (333)           423
                                                                                --------     --------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions .....................     (3,568)     (22,993)         3,497
    Net realized foreign exchange gain (loss)................................          -            -              -
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign currency related items..    (24,996)       7,200         (6,043)
                                                                                --------     --------        -------
Net realized and unrealized gain (loss) on investments.......................    (28,564)     (15,793)        (2,546)
                                                                                --------     --------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................................   ($26,215)    ($16,126)       ($2,123)
                                                                                ========     ========        =======

   The accompanying notes are an integral part of these financial statements

-----------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year

                                                            Year ended December 31,
                                              -------------------------------------------------
                                                 2001      2000      1999      1998      1997
                                              --------   -------   --------  --------  --------
Net asset value, beginning of year...........    $1.00     $1.00     $1.00     $1.00     $1.00
                                              --------   -------   -------   -------   -------

Income from investment operations:
Net investment income........................     0.04      0.06      0.05      0.05      0.05
                                              --------   -------   -------   -------   -------

   Total from investment operations..........     0.04      0.06      0.05      0.05      0.05
                                              --------   -------   -------   -------   -------

Less distributions:
Dividend from net investment income..........    (0.04)    (0.06)    (0.05)    (0.05)    (0.05)
                                              --------   -------   -------   -------   -------

Net asset value, end of year.................    $1.00     $1.00     $1.00     $1.00     $1.00
                                              ========   =======   =======   =======   =======

   Total return..............................    4.00%     5.99%     4.66%     5.00%     5.15%

Ratios/Supplemental data:
Net assets, end of year (in thousands)....... $128,408   $94,045   $86,581   $53,626   $37,476
                                              ========   =======   =======   =======   =======

Ratio of expenses to average net assets......    0.50%     0.58%     0.72%     0.72%     0.70%
                                              ========   =======   =======   =======   =======

Ratio of net investment income
   to average net assets....................     3.78%     5.89%     4.60%     4.88%     5.04%
                                              ========   =======   =======   =======   =======



------------------------------------------------------------------------------------------------
THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                Year ended December 31,
                                                ---------------------------------------------------------
                                                   2001        2000        1999        1998        1997
                                               --------    --------    --------    --------    --------
Net asset value, beginning of year.............   $10.33       $10.40     $10.40      $10.20      $10.00
                                                --------    ---------    -------     -------     -------

Income (loss) from investment operations:
Net investment income..........................     0.51         0.52       0.54        0.51        0.60
Net realized and unrealized gain (loss)
   on investment transactions..................     0.41         0.66      (0.54)       0.53        0.20
                                                --------    ---------    -------     -------     -------

   Total from investment operations............     0.92         1.18       0.00        1.04        0.80
                                                --------    ---------    -------     -------     -------

Less distributions:
Dividend from net investment income............    (0.51)       (1.06)      0.00       (0.51)      (0.60)
Distribution from net realized gains...........    (0.35)       (0.17)      0.00       (0.33)       0.00
Return of capital..............................     0.00        (0.02)      0.00        0.00        0.00
                                                --------    ---------    -------     -------     -------

   Total distributions.........................    (0.86)       (1.25)      0.00       (0.84)      (0.60)
                                                --------    ---------    -------     -------     -------

Net asset value, end of year...................    $10.3       $10.33     $10.40      $10.40      $10.20
                                                ========    =========    =======     =======     =======

   Total return................................    8.91%       12.00%      0.00%      10.17%       8.03%

Ratios/Supplemental data:
Net assets, end of year (in thousands)......... $123,569      $96,073    $55,975     $53,505     $40,077
                                                ========    =========    =======     =======     =======

Ratio of expenses to average net assets........    0.65%        0.68%      0.77%       0.77%       0.75%
                                                ========    =========    =======     =======     =======

Ratio of net investment income
   to average net assets.......................    5.23%        5.92%      5.21%       5.26%       5.87%
                                                ========    =========    =======     =======     =======

Portfolio turnover rate........................   930.7%     1,046.5%     815.1%      477.2%      317.3%
                                                ========    =========    =======     =======     =======



-----------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year

                                                                 Year ended December 31,
                                              -------------------------------------------------------------
                                                2001          2000          1999         1998         1997
                                              --------      -------       -------      -------      -------
Net asset value, beginning of year..........    $7.45         $9.58         $9.19        $9.52        $8.91
                                              -------       -------       -------      -------      -------

Income (loss) from investment operations:
Net investment income.......................     0.72          0.91          0.89         0.79         0.80
Net realized and unrealized gain (loss)
   on investment transactions...............    (0.20)        (1.24)        (0.50)       (0.33)        0.61
                                              -------       -------       -------      -------      -------

   Total from investment operations.........     0.52         (0.33)         0.39         0.46         1.41
                                              -------       -------       -------      -------      -------

Less distributions:
Dividend from net investment income.........    (0.72)        (1.80)         0.00        (0.79)       (0.80)
                                              -------       -------       -------      -------      -------

Net asset value, end of year................    $7.25         $7.45         $9.58        $9.19        $9.52
                                              =======       =======       =======      =======      =======

   Total return.............................    6.92%        (3.69%)        4.24%        4.75%       15.78%

Ratios/Supplemental data:
Net assets, end of year (in thousands)......  $60,577       $51,150       $69,928      $69,003      $59,138
                                              =======       =======       =======      =======      =======

Ratio of expenses to average net assets.....    0.87%(a)      0.87%(a)      0.85%        0.82%        0.81%
                                              =======       =======       =======      =======      =======

Ratio of net investment income
   to average net assets....................    9.57%(a)     10.07%(a)      9.11%        8.30%        8.96%
                                              =======       =======       =======      =======      =======

Portfolio turnover rate.....................    77.0%         65.4%         78.2%        82.7%       111.3%
                                              =======       =======       =======      =======      =======

-------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively, for the years ended December 31, 2001 and December 31, 2000.

----------------------------------------------------------------------------------------------------------------
THE GROWTH EQUITY FUND
For a Share Outstanding During the Year

                                                                      Year ended December 31,
                                                   -------------------------------------------------------------
                                                   2001          2000         1999          1998          1997
                                                 --------     --------      --------      --------      --------
Net asset value, beginning of year.............    $20.19       $41.41        $30.88        $24.37        $21.46
                                                 --------     --------      --------      --------      --------

Income (loss) from investment operations:
Net investment income (loss)...................      0.00        (0.08)        (0.05)         0.02          0.10
Net realized and unrealized gain (loss)
   on investment transactions..................     (5.12)       (9.36)        10.58         10.12          5.64
                                                 --------     --------      --------      --------      --------

   Total from investment operations............     (5.12)       (9.44)        10.53         10.14          5.74
                                                 --------     --------      --------      --------      --------

Less distributions:
Dividend from net investment income............      0.00         0.00          0.00         (0.02)        (0.10)
Distribution from net realized gains...........      0.00        (7.69)         0.00         (3.61)        (2.73)
Return of capital..............................      0.00        (4.09)         0.00          0.00          0.00
                                                 --------     --------      --------      --------      --------

   Total distributions.........................      0.00       (11.78)         0.00         (3.63)        (2.83)
                                                 --------     --------      --------      --------      --------

Net asset value, end of year...................    $15.07       $20.19        $41.41        $30.88        $24.37
                                                 ========     ========      ========      ========      ========

   Total return................................   (25.34%)     (26.10%)       34.10%        41.67%        26.74%

Ratios/Supplemental data:
Net assets, end of year (in thousands).........  $186,696     $216,016      $284,263      $195,692      $136,058
                                                 ========     ========      ========      ========      ========

Ratio of expenses to average net assets........     0.92%        0.84%         0.73%         0.76%         0.77%
                                                 ========     ========      ========      ========      ========

Ratio of net investment income (loss)
   to average net assets.......................     0.02%       (0.27%)       (0.14%)        0.08%         0.39%
                                                 ========     ========      ========      ========      ========

Portfolio turnover rate........................    276.2%       309.3%        209.1%        161.3%        169.1%
                                                 ========     ========      ========      ========      ========


-------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------

THE LARGE CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                    Year ended December 31,
                                                    ---------------------------------------------------------
                                                   2001         2000         1999        1998          1997
                                                --------     --------     --------     --------      --------
Net asset value, beginning of year............    $18.07       $22.21       $22.39       $22.55        $19.32
                                                --------     --------     --------     --------      --------

Income (loss) from investment operations:
Net investment income...........................    0.23         0.26         0.21         0.31          0.29
Net realized and unrealized gain (loss)
   on investment transactions..................    (0.66)        2.10        (0.39)        1.85          4.53
                                                --------     --------     --------     --------      --------

   Total from investment operations............    (0.43)        2.36        (0.18)        2.16          4.82
                                                --------     --------     --------     --------      --------

Less distributions:
Dividend from net investment income............    (0.23)       (0.48)        0.00        (0.31)        (0.29)
Distribution from net realized gains...........    (0.44)       (6.02)        0.00        (2.01)        (1.30)
                                                --------     --------     --------     --------      --------

   Total distributions.........................    (0.67)       (6.50)        0.00        (2.32)        (1.59)
                                                --------     --------     --------     --------      --------

Net asset value, end of year..................    $16.97       $18.07       $22.21       $22.39        $22.55
                                                ========     ========     ========     ========      ========

   Total return...............................    (2.40%)      12.64%       (0.80%)       9.59%        24.98%

Ratios/Supplemental data:
Net assets, end of year (in thousands)........  $232,528     $221,583     $290,937     $335,479      $302,960
                                                ========     ========     ========     ========      ========

Ratio of expenses to average net assets........    0.88%        0.84%        0.76%        0.76%         0.76%
                                                ========     ========     ========     ========      ========

Ratio of net investment income
   to average net assets.......................    1.26%        1.34%        0.88%        1.27%         1.43%
                                                ========     ========     ========     ========      ========

Portfolio turnover rate........................    49.5%       135.8%        67.6%        24.0%         18.7%
                                                ========     ========     ========     ========      ========

-------------
 * Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.

--------------------------------------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year


                                               Year ended December 31,
                                               ---------------------------------------------------------------
                                                 2001         2000          1999          1998          1997
                                               --------     --------      --------      --------      --------
Net asset value, beginning of year..........     $19.76       $19.62        $18.31        $19.83        $18.74
                                               --------     --------      --------      --------      --------

Income from investment operations:
Net investment income.......................       0.60         0.58          0.67          0.60          0.61
Net realized and unrealized gain
   on investment transactions...............       1.44         3.26          0.64          0.61          2.33
                                               --------     --------      --------      --------      --------

   Total from investment operations.........       2.04         3.84          1.31          1.21          2.94
                                               --------     --------      --------      --------      --------

Less distributions:
Dividend from net investment income.........      (0.59)       (1.33)         0.00         (0.60)        (0.61)
Distribution from net realized gains........      (1.18)       (2.37)         0.00         (2.13)        (1.24)
                                               --------     --------      --------      --------      --------

   Total distributions......................      (1.77)       (3.70)         0.00         (2.73)        (1.85)
                                               --------     --------      --------      --------      --------

Net asset value, end of year................     $20.03       $19.76        $19.62        $18.31        $19.83
                                               ========     ========      ========      ========      ========

   Total return.............................     10.34%       22.22%         7.15%         6.09%        15.65%

Ratios/Supplemental data:
Net assets, end of year (in thousands)......   $478,237     $432,379      $482,856      $545,486      $516,139
                                               ========     ========      ========      ========      ========

Ratio of expenses to average net assets.....      0.87%        0.83%         0.76%         0.76%         0.76%
                                               ========     ========      ========      ========      ========

Ratio of net investment income
   to average net assets....................      2.89%        2.92%         3.25%         2.78%         3.10%
                                               ========     ========      ========      ========      ========

Portfolio turnover rate.....................      33.6%        30.6%         31.0%         48.0%         37.1%
                                               ========     ========      ========      ========      ========

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                                      Year ended December 31,
                                                             -----------------------------------------------------------------------
                                                                2001            2000            1999           1998        1997
                                                             ------------  --------------  -------------- ------------ -------------
Net asset value, beginning of year........................      $16.64           $26.78          $18.37        $16.13       $15.61
                                                             ----------     -------------    ------------   ----------  ------------

Income (loss) from investment operations:
Net investment income......................................       0.14             0.14            0.03          0.10         0.58
Net realized and unrealized gain (loss) on
   investments and foreign currency related transactions...      (4.82)           (4.82)           8.38          2.93         1.04
                                                             ----------     ------------     -----------   -----------  -----------

   Total from investment operations........................      (4.68)           (4.68)           8.41          3.03         1.62
                                                             ----------     ------------     -----------   -----------  -----------

Less distributions:
Dividend from net investment income........................      (0.25)           (0.14)           0.00         (0.10)       (0.53)
Distribution in excess of net
   investment income.......................................       0.00             0.00            0.00         (0.08)        0.00
Distribution from net realized gains.......................       0.00            (4.59)           0.00         (0.61)       (0.57)
Return of capital..........................................       0.00            (0.73)           0.00          0.00         0.00
                                                             ----------     -----------     -----------   -----------   ----------

   Total distributions.....................................      (0.25)           (5.46)           0.00         (0.79)       (1.10)
                                                             ----------     ------------    -----------   -----------   ----------

Net asset value, end of year...............................     $11.71           $16.64          $26.78        $18.37       $16.13
                                                             ==========     ============    ============  ============  ===========

   Total return............................................    (28.12%)         (18.67%)         45.78%        18.85%       10.41%

Ratios/Supplemental data:
Net assets, end of year (in thousands).....................   $124,949         $162,359        $215,312      $153,822     $129,638
                                                             ==========     ============    ============  ============  ===========

Ratio of expenses to average net assets....................      1.25%            1.16%           1.08%         1.08%        1.13%
                                                             ==========     ============    ============  ============  ===========

Ratio of net investment income (loss)
   to average net assets...................................      1.06%           (0.08%)          0.20%         0.45%        0.62%
                                                             ==========     ============    ============  ============  ===========

Portfolio turnover rate...................................       97.2%            64.4%           45.0%         43.5%        35.7%
                                                             ==========     ============    ============  ============  ===========

-------------------------------------------------------------

--------------------------------------------------------------------------------

THE SMALL CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                                      Year ended December 31,
                                                             --------------------------------------------------------------------
                                                                2001             2000           1999           1998        1997
                                                             ---------       ----------      ---------      ---------   ----------
Net asset value, beginning of year.........................    $12.94           $12.64         $12.81         $14.43       $12.53
                                                             ---------       ----------      ---------      ---------   ----------

Income (loss) from investment operations:
Net investment income......................................      0.01             0.04           0.08           0.08         0.07
Net realized and unrealized gain (loss)
   on investment transactions..............................      2.10             1.68          (0.25)         (1.41)        2.81
                                                             ---------       ----------      ---------      ---------   ----------

   Total from investment operations........................      2.11             1.72          (0.17)         (1.33)        2.88
                                                             ---------       ----------      ---------      ---------   ----------

Less distributions:
Dividend from net investment income........................     (0.02)           (0.12)          0.00          (0.08)       (0.07)
Distribution from net realized gains.......................     (0.65)           (1.30)          0.00          (0.21)       (0.91)
                                                             ---------       ----------      ---------      ---------   ----------

   Total distributions.....................................     (0.67)           (1.42)          0.00          (0.29)       (0.98)
                                                             ---------       ----------      ---------      ---------   ----------

Net asset value, end of year...............................    $14.38           $12.94         $12.64         $12.81       $14.43
                                                             =========       ==========      =========      =========   ==========

   Total return............................................    16.75%           13.73%         (1.33%)        (9.16%)      23.02%

Ratios/Supplemental data:
Net assets, end of year (in thousands).....................   $86,987          $55,677        $44,939        $43,635      $38,726
                                                             =========       ==========      =========      =========   ==========

Ratio of expenses to average net assets....................     1.14% (a)        1.05% (a)      0.81%          0.82%        0.85%
                                                             =========       ==========      =========      =========   ==========

Ratio of net investment income
   to average net assets...................................     0.12% (a)        0.38% (a)      0.65%          0.65%        0.66%
                                                             =========       ==========      =========      =========   ==========

Portfolio turnover rate....................................     67.8%           135.4%         102.8%          61.9%        71.1%
                                                             =========       ==========      =========      =========   ==========

-------------------------------------------------------------
* Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.16% and 1.09%, and the ratio of net investment income to average net assets would have been 0.10% and 0.34%, respectively, for the years ended December 31, 2001 and December 31, 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year or Period

                                                                                        Year or Period ended December 31,
                                                                  ------------------------------------------------------------
                                                                      2001          2000        1999       1998         1997*
                                                                  ----------     ---------   ---------   --------    ---------
Net asset value, beginning of period or year...............          $24.89        $49.68      $17.43     $12.85       $10.00
                                                                  ----------     ---------   ---------   --------    ---------

Income (loss) from investment operations:
Net investment loss........................................           (0.13)        (0.26)      (0.11)     (0.06)        0.00
Net realized and unrealized gain (loss)
   on investment transactions..............................           (3.78)       (11.62)      32.36       4.65         3.92
                                                                  ----------     ---------   ---------   --------    ---------

   Total from investment operations........................           (3.91)       (11.88)      32.25       4.59         3.92
                                                                  ----------     ---------   ---------   --------    ---------

Less distributions:
Distribution from net realized gains.......................           (0.01)       (12.91)       0.00      (0.01)       (1.07)
Return of capital..........................................           (0.51)         0.00        0.00       0.00         0.00
                                                                  ----------     ---------   ---------   --------    ---------

   Total distributions.....................................           (0.52)       (12.91)       0.00      (0.01)       (1.07)
                                                                  ----------     ---------   ---------   --------    ---------

Net asset value, end of period or year.....................          $20.46        $24.89      $49.68     $17.43       $12.85
                                                                  ==========     =========   =========   ========    =========

   Total return............................................         (15.84%)      (28.54%)    185.03%     35.70%       39.22% (b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........        $137,099      $139,774    $183,413    $38,664      $17,942
                                                                  ==========     =========   =========   ========    =========

Ratio of expenses to average net assets....................           1.04%         1.01%       1.04%      1.15% (c)    1.15% (a)(c)
                                                                  ==========     =========   =========   ========    =========

Ratio of net investment loss
   to average net assets...................................          (0.67%)       (0.68%)     (0.68%)    (0.66%)(c)   (0.73%)(a)(c)
                                                                  ==========     =========   =========   ========    =========

Portfolio turnover rate....................................          134.5%        145.3%      172.4%     240.9%       392.3%
                                                                  ==========     =========   =========   ========    =========

-------------------------------------------
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.21% and 1.41%, and the ratio of net investment income to average net assets would have been (0.73%) and (0.99%), respectively, for the year ended December 31, 1998 and the period ended December 31, 1997.

--------------------------------------------------------------------------------

THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year or Period

                                                                                    Year or Period
                                                                                    ended December 31,
                                                                              -----------------------------
                                                                                    2001             2000*
                                                                              ------------       ----------
Net asset value, beginning of period or year...............                        $10.13           $10.00
                                                                              ------------       ----------

Income from investment operations:
Net investment income......................................                          0.40             0.41
Net realized and unrealized gain
   on investment transactions..............................                          0.27             0.30
                                                                              ------------       ----------

   Total from investment operations........................                          0.67             0.71
                                                                              ------------       ----------

Less distributions:
Dividend from net investment income........................                         (0.40)           (0.41)
Distribution from net realized gains.......................                         (0.05)           (0.17)
                                                                              ------------       ----------

   Total distributions.....................................                         (0.45)           (0.58)
                                                                              ------------       ----------

Net asset value, end of period or year.....................                        $10.35           $10.13
                                                                              ============       ==========

   Total return............................................                         6.64%            7.18% (b)

Ratios/Supplemental data:
Net assets, end of period (in thousands)...................                       $18,376          $10,898
                                                                              ============       ==========

Ratio of expenses to average net assets....................                         0.74% (c)        0.71% (a)
                                                                              ============       ==========

Ratio of net investment income
   to average net assets...................................                         4.96% (c)        6.01% (a)
                                                                              ============       ==========

Portfolio turnover rate....................................                        173.9%           331.6%
                                                                              ============       ==========

----------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93% for the year ended December 31, 2001.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE GROWTH AND INCOME FUND
For a Share Outstanding During the Year or Period

                                                                                    Year or Period
                                                                                   ended December 31,
                                                                            ------------------------------
                                                                                  2001              2000*
                                                                            ------------        ----------
Net asset value, beginning of period or year ..............                       $8.74            $10.00
                                                                            ------------        ----------

Income (loss) from investment operations:
Net investment income......................................                        0.04              0.03
Net realized and unrealized loss
   on investment transactions..............................                       (1.65)            (0.86)
                                                                            ------------        ----------

   Total from investment operations........................                       (1.61)            (0.83)
                                                                            ------------        ----------

Less distributions:
Dividend from net investment income........................                       (0.05)            (0.03)
Distribution from net realized gains.......................                        0.00              0.00
Return of capital..........................................                       (0.12)            (0.40)
                                                                            ------------        ----------

   Total distributions.....................................                       (0.17)            (0.43)
                                                                            ------------        ----------

Net asset value, end of period or year.....................                       $6.96             $8.74
                                                                            ============        ==========

   Total return............................................                     (18.62%)           (8.38%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........                     $20,165           $30,099
                                                                            ============        ==========

Ratio of expenses to average net assets....................                       0.91% (c)         0.81% (a)
                                                                            ============        ==========

Ratio of net investment income
   to average net assets...................................                       0.56% (c)         0.36% (a)
                                                                            ============        ==========

Portfolio turnover rate....................................                      145.9%             91.6%
                                                                            ============        ==========

-----------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.92%, and the ratio of net investment income to average net assets would have been 0.55% for the year ended December 31, 2001.

-------------------------------------------------------------------------------

THE INDEX 500 FUND
For a Share Outstanding During the Year or Period

                                                                                   Year or Period
                                                                                  ended December 31,
                                                                             ----------------------------
                                                                                 2001              2000*
                                                                             ----------        ----------
Net asset value, beginning of period or year...............                      $9.08            $10.00
                                                                             ----------        ----------

Income (loss) from investment operations:
Net investment income......................................                       0.09              0.07
Net realized and unrealized loss
   on investment transactions..............................                      (1.18)            (0.91)
                                                                             ----------        ----------

   Total from investment operations........................                      (1.09)            (0.84)
                                                                             ----------        ----------

Less distributions:
Dividend from net investment income........................                      (0.09)            (0.07)
Return of capital..........................................                       0.00             (0.01)
                                                                             ----------        ----------

   Total distributions.....................................                      (0.09)            (0.08)
                                                                             ----------        ----------

Net asset value, end of period or year.....................                      $7.90             $9.08
                                                                             ==========        ==========

   Total return............................................                    (11.98%)           (8.40%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........                   $202,902          $213,398
                                                                             ==========        ==========

Ratio of expenses to average net assets....................                      0.25% (c)         0.25% (a)(c)
                                                                             ==========        ==========

Ratio of net investment income
   to average net assets...................................                      1.17% (c)         1.08% (a)(c)
                                                                             ==========        ==========

Portfolio turnover rate....................................                       1.2%              2.7%
                                                                             ==========        ==========

-----------------------------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.02% and 0.97%, respectively, for the year ended December 31, 2001 and the period ended December 31, 2000.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE MID CAP GROWTH FUND
For a Share Outstanding During the Year or Period

                                                                                   Year or Period
                                                                                  ended December 31,
                                                                            ------------------------------
                                                                                 2001              2000*
                                                                            ------------       -----------
Net asset value, beginning of period or year ..............                       $8.75            $10.00
                                                                            ------------       -----------

Loss from investment operations:
Net investment loss........................................                       (0.05)            (0.03)
Net realized and unrealized loss
   on investment transactions..............................                       (2.41)            (1.22)
                                                                            ------------       -----------

   Total from investment operations........................                       (2.46)            (1.25)
                                                                            ------------       -----------

Less distributions:
Distribution from net realized gains.......................                        0.00              0.00
                                                                            ------------       -----------

Net asset value, end of period or year ....................                       $6.29             $8.75
                                                                            ============       ===========

   Total return............................................                     (28.11%)          (12.50%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........                     $45,434           $54,805
                                                                            ============       ===========

Ratio of expenses to average net assets....................                       1.00% (c)         1.00% (a)(c)
                                                                            ============       ===========

Ratio of net investment loss
   to average net assets...................................                      (0.73%)(c)        (0.60%)(a)(c)
                                                                            ============       ===========

Portfolio turnover rate....................................                      327.4%            202.5%
                                                                            ============       ===========

-------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.08%, and the ratio of net investment loss to average net assets would have been (0.81%) and (0.68%), respectively, for the year ended December 31, 2001 and the period ended December 31, 2000.

--------------------------------------------------------------------------------

THE MID CAP VALUE FUND
For a Share Outstanding During the Year or Period

                                                                                Year or Period
                                                                               ended December 31,
                                                                            ------------------------
                                                                               2001           2000*
                                                                            ---------      ---------
Net asset value, beginning of period or year...............                   $11.92         $10.00
                                                                            ---------      ---------

Income (loss) from investment operations:
Net investment income......................................                     0.07           0.03
Net realized and unrealized gain (loss)
   on investment transactions..............................                    (0.45)          2.37
                                                                            ---------      ---------

   Total from investment operations........................                    (0.38)          2.40
                                                                            ---------      ---------

Less distributions:
Dividend from net investment income........................                    (0.07)         (0.03)
Distribution from net realized gains.......................                    (0.64)         (0.45)
                                                                            ---------      ---------

   Total distributions.....................................                    (0.71)         (0.48)
                                                                            ---------      ---------

Net asset value, end of period or year.....................                   $10.83         $11.92
                                                                            =========      =========

   Total return............................................                   (3.17%)        23.99% (b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........                  $61,633        $59,538
                                                                            =========      =========

Ratio of expenses to average net assets....................                    0.89%          0.90% (a)
                                                                            =========      =========

Ratio of net investment income
   to average net assets...................................                    0.70%          0.38% (a)
                                                                            =========      =========

Portfolio turnover rate....................................                   222.2%         213.0%
                                                                            =========      =========

-------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Money Market Fund                  High Yield Bond Fund
                                                          -------------------------       ------------------------------
                                                             Year           Year              Year              Year
                                                            ended          ended             ended             ended
                                                           12/31/01       12/31/00          12/31/01          12/31/00
                                                          ----------     ----------        ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................    $  4,341        $  5,279            $ 6,063           $ 6,274
Net realized gain (loss) on
  investment transactions ............................           4              (4)            (5,560)           (2,981)
Net realized foreign exchange loss....................           -               -                (79)             (111)
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........           -               -              3,601            (5,390)
                                                           --------       --------            -------           -------
    Net increase (decrease) in net assets
      resulting from operations.......................        4,345          5,275              4,025            (2,208)
                                                           --------       --------            -------           -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................       (4,341)        (5,279)            (5,962)          (12,739)
Net realized capital gains............................            -              -                  -                 -
Return of capital.....................................            -              -                  -                 -
                                                           --------        -------            -------           -------
    Total distributions...............................       (4,341)        (5,279)            (5,962)          (12,739)
                                                           --------        -------            -------           -------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets
    from capital share transactions...................       34,359          7,612)            11,364            (3,831)
  Net increase in net assets due to fund
    mergers...........................................            -         15,080                  -                 -
                                                           --------       --------            -------           -------
    Total Net increase (decrease) in net assets
      from capital share transactions.................       34,359          7,468             11,364            (3,831)
                                                           --------       --------            -------           -------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............       34,363          7,464              9,427           (18,778)

NET ASSETS, beginning of period or year...............       94,045         86,581             51,150            69,928
                                                           --------       --------            -------           -------

NET ASSETS, end of period or year.....................     $128,408       $ 94,045            $60,577           $51,150
                                                           ========       ========            =======           =======

[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Growth Equity Fund               Large Cap Value Fund*
                                                              -----------------------------        --------------------------
                                                                 Year               Year              Year           Year
                                                                ended              ended             ended           ended
                                                               12/31/01           12/31/00          12/31/01        12/31/00
                                                              ----------         ----------        ----------      ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................         $     35         $    (903)          $  3,110        $  3,274
Net realized gain (loss) on
  investment transactions ............................          (83,958)            3,532              5,673          33,420
Net realized foreign exchange loss....................                -                 -                  -               -
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........           13,680          (106,767)           (15,277)        (10,003)
                                                               --------         ---------           --------        --------
    Net increase (decrease) in net assets
      resulting from operations.......................          (70,243)         (104,138)            (6,494)         26,691
                                                               --------         ---------           --------        --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................              (48)                -             (3,126)         (7,172)
Net realized capital gains............................                -           (61,178)            (5,962)        (75,872)
Return of capital.....................................                -           (43,353)                 -               -
                                                               --------         ---------           --------        --------
    Total distributions...............................              (48)         (104,531)            (9,088)        (83,044)
                                                               --------         ---------           --------        --------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets
    from capital share transactions...................           40,971            34,010             26,527         (13,001)
  Net increase in net assets due to fund
    mergers...........................................                -           106,412                  -               -
                                                               --------         ---------           --------        --------
    Total Net increase (decrease) in net assets
      from capital share transactions.................           40,971           140,422             26,527         (13,001)
                                                               --------         ---------           --------        --------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............          (29,320)          (68,247)            10,945         (69,354)

NET ASSETS, beginning of period or year...............          216,016           284,263            221,583         290,937
                                                               --------         ---------           --------        --------

NET ASSETS, end of period or year.....................         $186,696          $216,016           $232,528        $221,583
                                                               ========         =========           ========        ========


* Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity Fund


    The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Quality Bond Fund                  Flexibly Managed Fund
                                                           -----------------------------      --------------------------------
                                                              Year               Year             Year               Year
                                                             ended              ended            ended              ended
                                                            12/31/01          12/31/00          12/31/01           12/31/00
                                                           ----------        -----------       ----------         ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).......................         $  6,079          $  4,856          $ 14,389           $ 12,652
Net realized gain (loss) on investment
  transactions ....................................            3,800             2,743            27,547             18,598
Net realized foreign exchange gain (loss)..........                -                 -              (149)              (436)
Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency related items...........................             (304)            2,680             6,077             54,947
                                                            --------          --------          --------           --------
    Net increase (decrease) in net assets
      resulting from operations....................            9,575            10,279            47,864             85,761
                                                            --------          --------          --------           --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................           (6,042)           (7,784)          (14,011)           (31,307)
Net realized capital gains.........................           (4,124)           (1,582)          (27,939)           (56,349)
Return of capital..................................                -              (152)                -                  -
                                                            --------          --------          --------           --------
    Total distributions............................          (10,166)           (9,518)          (41,950)           (87,656)
                                                            --------          --------          --------           --------

CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from
    capital share transactions.....................           28,087            (2,562)           39,944            (48,582)
  Net increase in net assets due to fund mergers...                -            41,899                 -                  -
                                                            --------          --------          --------           --------
    Total Net increase (decrease) in net assets
      from capital share transactions..............           28,087            39,337            39,944            (48,582)
                                                            --------          --------          --------           --------

TOTAL INCREASE (DECREASE) IN NET ASSETS............           27,496            40,098            45,858            (50,477)

NET ASSETS, beginning of period or year............           96,073            55,975           432,379            482,856
                                                            --------          --------          --------           --------

NET ASSETS, end of period or year..................         $123,569          $ 96,073          $478,237           $432,379
                                                            ========          ========          ========           ========

[RESTUBBED TABLE]

                                                           International Equity Fund               Small Cap Value Fund**
                                                         ----------------------------         -----------------------------
                                                           Year              Year               Year               Year
                                                           ended             ended              ended              ended
                                                          12/31/01          12/31/00           12/31/01           12/31/00
                                                         ----------        ----------         ----------         ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).......................       $  1,586          $   (171)           $    91           $   193
Net realized gain (loss) on investment
  transactions ....................................        (24,792)           19,899              2,217             7,597
Net realized foreign exchange gain (loss)..........            805            (1,415)                 -                 -
Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency related items...........................        (30,898)          (60,991)             8,821            (1,965)
                                                          --------          --------            -------           -------
    Net increase (decrease) in net assets
      resulting from operations....................        (53,299)          (42,678)            11,129             5,825
                                                          --------          --------            -------           -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................         (2,655)           (1,125)               (97)             (474)
Net realized capital gains.........................              -           (40,900)            (3,469)           (5,613)
Return of capital..................................              -            (7,161)                 -                 -
                                                          --------          --------            -------           -------
    Total distributions............................         (2,655)          (49,186)            (3,566)           (6,087)
                                                          --------          --------            -------           -------

CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from
    capital share transactions.....................         18,544            38,911             23,747            11,000
  Net increase in net assets due to fund mergers...              -                 -                  -                 -
                                                          --------          --------            -------           -------
    Total Net increase (decrease) in net assets
      from capital share transactions..............         18,544            38,911             23,747            11,000
                                                          --------          --------            -------           -------

TOTAL INCREASE (DECREASE) IN NET ASSETS............        (37,410)          (52,953)            31,310            10,738

NET ASSETS, beginning of period or year............        162,359           215,312             55,677            44,939
                                                          --------          --------            -------           -------

NET ASSETS, end of period or year..................       $124,949          $162,359            $86,987           $55,677
                                                          ========          ========            =======           =======

** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.

    The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Emerging Growth Fund              Growth and Income Fund
                                                          -------------------------       ------------------------------
                                                             Year           Year              Year              Year
                                                            ended          ended             ended             ended
                                                           12/31/01       12/31/00          12/31/01          12/31/00+
                                                          ----------     ----------        ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................    $   (923)       $ (1,451)          $   136           $    88
Net realized gain (loss) on
  investment transactions ............................     (58,937)         23,063            (5,964)           (3,906)
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........      33,542         (95,611)                80              933
                                                           --------       --------            -------          -------
    Net increase (decrease) in net assets
      resulting from operations.......................     (26,318)        (73,999)            (5,748)          (2,885)
                                                           --------       --------            -------          -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................            -              -               (138)             (88)
Net realized capital gains............................          (31)       (56,296)                 -                -
Return of capital.....................................       (2,818)             -               (431)          (1,365)
                                                           --------        -------            -------          -------
    Total distributions...............................       (2,849)       (56,296)              (569)          (1,453)
                                                           --------        -------            -------          -------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets
    from capital share transactions...................       26,492         86,656             (3,617)          (7,400)
  Net increase in net assets due to fund
    mergers...........................................            -              -                  -           41,837
                                                           --------       --------            -------          -------
    Total Net increase (decrease) in net assets
      from capital share transactions.................       26,492         86,656             (3,617)          34,437
                                                           --------       --------            -------          -------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............       (2,675)       (43,639)            (9,934)          30,099

NET ASSETS, beginning of year or period...............      139,774        183,413             30,099                -
                                                           --------       --------            -------          -------

NET ASSETS, end of year or period.....................     $137,099       $139,774            $20,165          $30,099
                                                           ========       ========            =======          =======

[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------

                                                                      Index 500 Fund                   Mid Cap Growth Fund
                                                              -----------------------------        --------------------------
                                                                 Year              Period             Year           Period
                                                                ended               ended             ended           ended
                                                               12/31/01           12/31/00+         12/31/01        12/31/00+
                                                              ----------         ----------        ----------      ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................         $  2,349         $   1,644           $   (333)       $   (218)
Net realized gain (loss) on
  investment transactions ............................           (3,568)             (423)           (22,993)         (7,414)
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........          (24,996)          (21,148)             7,200          (1,643)
                                                               --------         ---------           --------        --------
    Net increase (decrease) in net assets
      resulting from operations.......................          (26,215)          (19,927)           (16,126)         (9,275)
                                                               --------         ---------           --------        --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................           (2,351)           (1,644)                 -               -
Net realized capital gains............................                -               (86)                 -               -
Return of capital.....................................                -              (145)                 -               -
                                                               --------         ---------           --------        --------
    Total distributions...............................           (2,351)           (1,875)                 -               -
                                                               --------         ---------           --------        --------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets
    from capital share transactions...................           18,070           235,200              6,755          64,080
  Net increase in net assets due to fund
    mergers...........................................                -                 -                  -               -
                                                               --------         ---------           --------        --------
    Total Net increase (decrease) in net assets
      from capital share transactions.................           18,070           235,200              6,755          64,080
                                                               --------         ---------           --------        --------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............          (10,496)          213,398             (9,371)         54,805

NET ASSETS, beginning of year or period...............          213,398                 -             54,805               -
                                                               --------         ---------           --------        --------

NET ASSETS, end of year or period.....................         $202,902          $213,398           $ 45,434        $ 54,805
                                                               ========         =========           ========        ========



+ For the period from May 1, 2000, (commencement of operations) through December 31, 2000.


    The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Limited Maturity Bond Fund             Mid Cap Value Fund
                                                         --------------------------       ------------------------------
                                                             Year          Period            Year             Period
                                                            ended           ended            ended             ended
                                                           12/31/01       12/31/00+         12/31/01          12/31/00+
                                                          ----------     ----------        ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................    $    685        $    448           $   423           $   139
Net realized gain on investment
  transactions .......................................         108             187             3,497             2,075
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........          17             143            (6,043)            9,751
                                                           --------       --------            -------          -------
    Net increase (decrease) in net assets
      resulting from operations.......................         810             778            (2,123)           11,965
                                                           --------       --------            -------          -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................         (679)          (448)              (425)            (139)
Net realized capital gains............................          (96)          (187)            (3,619)          (2,278)
                                                           --------        -------            -------          -------
    Total distributions...............................         (775)          (635)            (4,044)          (2,417)
                                                           --------        -------            -------          -------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital
    share transactions................................        7,443         10,755              8,262           49,990
                                                           --------       --------            -------          -------
    Total Net increase in net assets from
      capital share transactions......................        7,443         10,755              8,262           49,990
                                                           --------       --------            -------          -------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............        7,478         10,898              2,095           59,538

NET ASSETS, beginning of year or period...............       10,898              -             59,538                -
                                                           --------       --------            -------          -------

NET ASSETS, end of year or period.....................     $ 18,376       $ 10,898            $61,633          $59,538
                                                           ========       ========            =======          =======


+ For the period from May 1, 2000, (commencement of operations) through December 31, 2000.


    The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds (the "Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy. Prior to May 1, 2000, the Large Cap Value Fund and the Small Cap Value Fund were named the Value Equity Fund and the Small Capitalization Fund, respectively.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    Money Market Fund -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the "Board") has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth, and Mid Cap Value Funds-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sales price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------


    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

       Penn Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001. Prior to January 1, 2001, all Funds except Flexibly Managed and High Yield Bond Funds amortized bond premiums and discount. The cumulative effect of applying the required changes has no impact on the net assets reported in the financial statements but resulted in the following:

                                                         At December 31, 2000               At December 31, 2000
                                                          Increase/(Decrease)               Increase/(Decrease)
                                                             in Amortized                    in Net Unrealized
Name of Fund                                         Cost of Securities Held (000)            Gain/Loss (000)
------------                                         -----------------------------            ---------------
Flexibly Managed Fund.....................                       $2,136                            ($2,136)

High Yield Bond Fund......................                          (47)                                47

      The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect these changes in presentation.

    DIVIDENDS TO SHAREHOLDERS: Dividends from investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

    The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Derivative Financial Instruments Held or Issued for Purposes Other Than Trading

    Futures Contracts -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund was the only fund that held open futures contracts at December 31, 2001, which were as follows:



                        Futures          Expiration                Unit               Closing           Current Value
     Types             Contract             Date             (@250 per Unit)           Price           (in thousands)
----------------    ----------------    --------------     ---------------------    ------------  ----------------------
   Buy/Long          S&P 500 Index         3/15/02                  42                $1,149               $12,067

    Options -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the year ended December 31, 2001. At December 31, 2001, there were no open put options in the Flexibly Managed Fund. Losses on options written during the year ended December 31, 2001 of $16,120 have been included with those from investment transactions on the Statements of Operations.

    Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund was the only fund that held open forward foreign currency contracts at December 31, 2001, which were as follows:


                                                                                                                    Unrealized
                                                                                                                     Foreign
                                                  Foreign                             U.S.             U.S.          Exchange
                                                 Currency                           Contract         Contract         Gain /
          Forward Foreign      Expiration        Contract          Forward           Amount          Value            (Loss)
             Currency             Date            (000s)             Rate            (000s)           (000s)          (000s)
         ------------------    ------------    --------------     -----------    ---------------    -----------     -------------
Sell     Japanese Yen           01/09/02          770,000         130.99694           $6,244          $5,878             $366
Sell     Japanese Yen           06/14/02          660,000         129.92126           $5,262          $5,080              182
Buy      Japanese Yen           01/09/02          770,000         130.99694           $6,491          $5,878             (613)

                                                                    Net unrealized foreign exchange depreciation         ($65)
                                                                                                                         ====

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services
    Effective May 1, 1998, Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly owned subsidiary of The Penn Mutual Life Insurance Company.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------


    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

    RS Investments (formerly RS Investment Management, Inc.) ("RSIM") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSIM on April 26, 1998. As sub-adviser, RSIM provides investment management services to the Fund.

    Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund. Prior to May 1, 2000, OpCap Advisers was the subadviser to the Large Cap Value Fund (formerly the Value Equity Fund).

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-adviser, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-adviser, Neuberger Berman provides investment management services to the Fund.

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-adviser, Royce provides investment management services to the Fund. Prior to May 1, 2000, OpCap Advisers was the subadviser to the Small Cap Value Fund (formerly the Small Capitalization Fund).

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Flexibly Managed
Fund: 0.60%; International Equity Fund: 0.85%; Small Cap Value Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Growth and Income Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70% and Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services
   Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Expenses and Limitations Thereon
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

services fees) exceeds the applicable expense limitation for the Fund. The expense limitation for each Fund is as follows: Money Market: 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value:
1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value:
1.15%; Emerging Growth: 1.15%; Limited Maturity Bond: 0.90%; Growth and Income:
1.00%; Index 500: 0.40% (Penn Mutual currently intends to voluntarily waive its fees and reimburse expenses so that total expenses do not exceed 0.25%); Mid Cap
Growth: 1.00% and Mid Cap Value: 1.00%.

   Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2001. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- RELATED PARTY TRANSACTIONS

   The Separate Accounts A, B, C, and D of the Penn Mutual Life Insurance Company held assets with the Pension products written by Penn Mutual. The investment objectives of each of these Accounts mirrored those of certain portfolios of the Penn Series Funds. In order to create efficiencies, Penn Mutual elected a re-organization such that the assets in these Accounts were transferred on April 28, 2000 to the corresponding Penn Series Fund at fair value. Separate Account A purchased 15,079,816 shares of the Penn Series Money Market Fund for $15,019,816. Separate Account B purchased 4,177,350 shares of Penn Series Quality Bond Fund for $41,898,824. Separate Account C purchased 2,882,243 shares of the Penn Series Growth Equity Fund for $106,412,414. Separate Account D purchased 4,183,681 shares of the Penn Series Growth and Income Fund for $41,836,814.

The Penn Mutual Retirement Plan invests in the fund and holds the following assets at December 31, 2001:

Fund                               Assets
Money Market Fund                 $ 4,935,014
Quality Bond Fund                 $23,040,859
Growth Equity Fund                $31,802,926
Large Cap Value Fund              $ 8,401,549
Flexibly Managed Fund             $15,374,939
International Equity Fund         $11,889,135
Small Cap Value Fund              $ 3,649,051
Emerging Growth Fund              $ 5,033,036
Growth and Income Fund            $14,522,242

5 - TRANSFER-IN-KINDS

   The Index 500 Fund and Mid Cap Value Funds are new Penn Series Fund investment options, created effective May 1, 2000. Previous to that, there were different investment options within the Penn Mutual insurance contracts. At the end of business on April 28,2000, Penn Mutual performed a transfer-in-kind of securities in the amounts of $224,523,208 from the Fidelity Index 500 Portfolio into the Penn Series Index 500 Fund and $50,055,015 from the Neuberger Berman Partners Portfolio into the Penn Series Mid Cap Value Fund.

6 -- CAPITAL STOCK

   At December 31, 2001, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

6 - CAPITAL STOCK
(Share Amounts in Thousands)

Class                                              Par Value           Number of
                                                                         Shares
Money Market Fund Common Stock                         $0.10            500,000
Quality Bond Fund Common Stock                         $0.10            250,000
High Yield Bond Fund Common Stock                      $0.10            250,000
Growth Equity Fund Common Stock                        $0.10            250,000
Large Cap Value Fund Common Stock                      $0.10            250,000
Flexibly Managed Fund Common Stock                     $0.10            250,000
International Equity Fund Common Stock                 $0.10            250,000
Small Cap Value Fund Common Stock                      $0.10            250,000
Emerging Growth Fund Common Stock                      $0.10            250,000
Limited Maturity Bond Fund Common Stock              $0.0001            250,000
Growth and Income Fund Common Stock                  $0.0001            250,000
Index 500 Fund Common Stock                          $0.0001            250,000
Mid Cap Growth Fund Common Stock                     $0.0001            250,000
Mid Cap Value Fund Common Stock                      $0.0001            250,000
Class A Common Stock                                 $0.0001            250,000
Class B Common Stock                                 $0.0001            250,000
Class C Common Stock                                 $0.0001            250,000
Class D Common Stock                                 $0.0001            250,000
Class E Common Stock                                 $0.0001            250,000
Class F Common Stock                                 $0.0001            250,000


Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(Share and Dollar Amounts in Thousands)

                                                                     The Year Ended December 31, 2001:
                                 ---------------------------------------------------------------------------------------------------
                                     Received for                     Shares Issued for                    Paid for
                                     Shares Sold                        Reinvestment                   Shares Redeemed
                                       Shares            Amount           Shares            Amount           Shares           Amount
Money Market Fund                     328,136          $328,136            4,656            $4,656          298,433         $298,433
Quality Bond Fund                       4,870           $53,038              640            $6,606            2,917          $31,557
High Yield Bond Fund                    2,999           $23,579              837            $6,236            2,346          $18,451
Growth Equity Fund                      1,589           $26,591            3,331           $67,249            3,229          $52,869
Large Cap Value Fund                    1,753           $30,903            2,059           $37,214            2,376          $41,590
Flexibly Managed Fund                   3,976           $83,059            1,601           $31,684            3,582          $74,799
International Equity Fund               6,288           $84,127            1,757           $29,237            7,134          $94,820
Small Cap Value Fund                    2,148           $29,629              556            $7,142              957          $13,024
Emerging Growth Fund                    1,534           $30,544            1,179           $28,914            1,628          $32,966
Limited Maturity Bond Fund                934            $9,940               63              $635              297           $3,132
Growth and Income Fund                    187            $1,389              218            $1,884              953           $6,890
Index 500 Fund                          7,025           $57,662              206            $1,875            5,040          $41,467
Mid Cap Growth Fund                     2,708           $18,284                -                 -            1,748          $11,529
Mid Cap Value Fund                      1,745           $19,808              203            $2,417            1,253          $13,963


                                                             The Year or Period Ended December 31, 2000:
                                 ---------------------------------------------------------------------------------------------------
                                     Received for                     Shares Issued for                   Paid for
                                     Shares Sold                        Reinvestment                  Shares Redeemed
                                       Shares            Amount           Shares            Amount           Shares           Amount
Money Market Fund                     257,819          $257,819            5,102            $5,102          255,454         $255,454
Quality Bond Fund                       5,678           $57,443              297            $2,912            2,054          $21,018
High Yield Bond Fund                    1,219           $10,406              756            $6,503            2,410          $20,740
Growth Equity Fund                      4,352          $156,244            1,052           $37,281            1,568          $53,103
Large Cap Value Fund                    1,300           $24,556            2,452           $45,882            4,589          $83,439
Flexibly Managed Fund                   1,770           $32,573            3,264           $56,436            7,767         $137,591
International Equity Fund               6,470          $139,631              885           $19,948            5,637         $120,668
Small Cap Value Fund                    1,463           $20,405               22              $281              738           $9,686
Emerging Growth Fund                    2,624          $112,242              734           $30,231            1,435          $55,817
Limited Maturity Bond Fund +            1,412           $14,169                -                 -              336           $3,414
Growth and Income Fund +                4,480           $44,807                -                 -            1,036          $10,370
Index 500 Fund +                       26,320          $262,850                -                 -            2,815          $27,650
Mid Cap Growth Fund +                   6,869           $70,290                -                 -              606           $6,210
Mid Cap Value Fund +                    5,872           $59,644                -                 -              877           $9,654

+ For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

7 - COMPONENTS OF NET ASSETS
     (Dollar Amounts in Thousands)

At December 31, 2001, Net Assets consisted of the following:

                                                                         Money         Quality         High Yield         Growth
                                                                        Market           Bond             Bond            Equity
                                                                         Fund            Fund             Fund             Fund
                                                                         ----            ----             ----             ----
Capital paid in .....................................................   $128,410        $122,448          $76,274          $279,939
Undistributed net investment income .................................                         38               48                 -
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .................................         (2)           (369)         (11,201)         (104,971)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items ..............         --           1,452           (4,544)           11,728
                                                                    ----------------------------------------------------------------
         Total Net Assets ...........................................   $128,408        $123,569          $60,577          $186,696
                                                                    ================================================================

                                                                       Small Cap       Emerging          Limited         Growth and
                                                                         Value          Growth         Maturity Bond      Income
                                                                         Fund            Fund             Fund             Fund
                                                                         ----            ----             ----             ----
Capital paid in .....................................................    $81,319        $178,095          $18,198           $29,023
Undistributed net investment income .................................         --              --                7                --
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .................................       (522)        (63,758)              12            (9,868)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items ..............      6,190          22,762              159             1,010
                                                                    ----------------------------------------------------------------
         Total Net Assets ...........................................    $86,987        $137,099          $18,376           $20,165
                                                                    ================================================================

(RESTUBBED TABLE)

                                                                           Large Cap         Flexibly      International
                                                                             Value            Managed          Equity
                                                                              Fund             Fund             Fund
                                                                              ----             ----             ----
Capital paid in .....................................................        $219,955        $403,362          $155,951
Undistributed net investment income .................................               -             256            (2,429)
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .................................          (1,053)            375           (24,733)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items ..............          13,626          74,244            (3,840)
                                                                    --------------------------------------------------------
         Total Net Assets ...........................................        $232,528        $478,237          $124,949
                                                                    ========================================================

                                                                              Index           Mid Cap         Mid Cap
                                                                              500             Growth           Value
                                                                              Fund             Fund             Fund
                                                                              ----             ----             ----
Capital paid in .....................................................        $253,123         $70,290           $58,251
Undistributed net investment income .................................               -               -                 -
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .................................          (4,078)        (30,413)             (326)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items ..............         (46,143)          5,557             3,708
                                                                    --------------------------------------------------------
         Total Net Assets ...........................................        $202,902         $45,434           $61,633
                                                                    ========================================================

8 - PURCHASES AND SALES OF INVESTMENTS
     (Dollar Amounts in Thousands)

During the year ended December 31, 2001, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of on year or less:

                                Purchases                         Sales
                                ----------                      ----------
Quality Bond Fund                $485,045                        $466,248
High Yield Bond Fund              $60,054                         $45,061
Growth Equity Fund               $575,155                        $600,458
Large Cap Value Fund             $120,892                        $126,648
Flexibly Managed Fund            $160,064                        $139,378
International Equity Fund        $142,266                        $148,878
Small Cap Value Fund              $63,262                         $48,827
Emerging Growth Fund             $180,134                        $176,794
Limited Maturity Bond Fund         $7,390                          $4,568
Growth and Income Fund            $34,050                         $39,261
Index 500 Fund                    $12,752                          $2,340
Mid Cap Growth Fund              $156,991                        $149,032
Mid Cap Value Fund               $132,986                        $128,748

9 - SECURITIES LOANS

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Lending securities involves certain risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

At December 31, 2001, securities lending activities are summarized as follows:

                                     Market
                                    Value of           Market           Income
                                   Securities         Value of           from
Portfolio                           on Loan          Collateral        Lending*
---------                           -------          ----------        --------
International Equity Fund           $801,482            $800,487          $449
Small Cap Value Fund              $3,221,447          $3,700,760       $13,561
Emerging Growth Fund             $39,210,120         $41,401,050       $25,789
Mid Cap Growth Fund              $15,926,411         $16,716,329        $8,692
Mid Cap Value Fund               $12,631,810         $13,135,350        $6,610

---------
* Income earned for the period is included in interest income on the Statements of Operations.

10 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:




                         Money     High Yield      Growth     International   Emerging      Growth and        Index       Mid Cap
                         Market      Bond          Equity        Equity       Growth         Income           500         Growth
                         Fund        Fund           Fund          Fund         Fund           Fund            Fund          Fund
                      --------------------------------------------------------------------------------------------------------------
2003 ................    $318     $1,052,436             --             --            --            --            --             --
2004 ................      --        525,647             --             --            --            --            --             --
2005 ................     225             --             --             --            --            --            --             --
2006 ................     992         14,558             --             --            --            --            --             --
2007 ................      --        861,638             --             --            --            --            --             --
2008 ................     302      2,950,490             --             --            --     1,984,682            --             --
2009 ................       0      5,142,678    $92,638,985    $20,219,517   $57,329,514    $7,504,518    $3,522,570    $28,097,806
                      --------------------------------------------------------------------------------------------------------------
     Total ..........  $1,837    $10,547,447    $92,638,985    $20,219,517   $57,329,514    $9,489,200    $3,522,570    $28,097,806


PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

11 - TAX CHARACTER OF DISTRIBUTIONS

The tax character of distributions paid during the fiscal          Money            Quality          High Yield      International
   year ended December 31, 2001 were as follows:                   Market            Bond               Bond            Equity
                                                                    Fund             Fund               Fund             Fund
                                                                -------------     -----------       ------------      ------------
Distributions paid from 2001:
  Ordinary income                                               $   4,341,006     $ 9,655,090       $  5,961,607      $  2,655,114
  Net long-term capital gains                                               -         511,261                  -                 -
                                                                -------------     -----------       ------------      ------------
Total taxable distributions                                     $   4,341,006     $10,166,351       $  5,961,607      $  2,655,114
  Tax return of capital                                                     -               -                  -                 -
                                                                -------------     -----------       ------------      ------------
Total distributions paid                                        $   4,341,006     $10,166,351       $  5,961,607      $  2,655,114
                                                                =============     ===========       ============      ============
As of December 31, 2001 the components of accumulated
  earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                             -     $   257,663       $     48,542      $    155,302
  Undistributed long-term capital gains                                     -               -                  -                 -
                                                                -------------     -----------       ------------      ------------
Accumulated earnings                                                        -     $   257,663       $     48,542      $    155,302
  Accumulated capital and other losses                          $      (1,837)       (588,475)       (11,180,275)      (24,291,553)
  Unrealized appreciation/(depreciation) *                                  -     $ 1,451,613       $ (4,565,977)     $ (6,865,371)
                                                                -------------     -----------       ------------      ------------
Total accumulated earnings/(deficit)                            $      (1,837)      1,120,801        (15,697,710)      (31,001,622)

The tax character of distributions paid during the fiscal         Growth           Large Cap          Flexibly         Growth and
   year ended December 31, 2001 were as follows:                  Equity            Value             Managed           Income
                                                                   Fund             Fund               Fund              Fund
                                                                -------------     -----------       ------------      ------------
Distributions paid from 2001:
  Ordinary income                                               $      34,809     $ 6,739,681       $ 20,183,161      $    136,208
  Net long-term capital gains                                               -     $ 2,296,784       $ 21,767,964      $          -
                                                                -------------     -----------       ------------      ------------
Total taxable distributions                                     $      34,809     $ 9,036,465       $ 41,951,125      $    136,208
  Tax return of capital                                                13,030               -                  -           432,292
                                                                -------------     -----------       ------------      ------------
Total distributions paid                                        $      47,839     $ 9,036,465       $ 41,951,125      $    568,500
                                                                =============     ===========       ============      ============

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                             -               -            255,695                 -
  Undistributed long-term capital gains                                     -     $ 2,806,117       $    204,148                 -
                                                                -------------     -----------       ------------      ------------
Accumulated earnings                                                        -     $ 2,806,117       $    459,843                 -
  Accumulated capital and other losses                          $(102,518,099)     (2,863,157)          (204,148)     $ (9,825,986)
  Unrealized appreciation/(depreciation) *                          9,274,901      12,613,529         74,618,893           967,734
                                                                -------------     -----------       ------------      ------------
Total accumulated earnings/(deficit)                            $ (93,243,198)    $12,556,489       $ 74,874,588      $ (8,858,252)


(RESTUBBED TABLE)


The tax character of distributions paid during the fiscal           Small Cap           Emerging         Limited
   year ended December 31, 2001 were as follows:                      Value              Growth        Maturity Bond
                                                                      Fund                Fund             Fund
                                                                   ------------        ------------     -----------
Distributions paid from 2001:
  Ordinary income                                                  $  1,698,886        $     30,444     $   773,885
  Net long-term capital gains                                         1,867,968                   -             600
                                                                   ------------        ------------     -----------
Total taxable distributions                                        $  3,566,854        $     30,444     $   774,485
  Tax return of capital                                                       -           2,818,144               -
                                                                   ------------        ------------     -----------
Total distributions paid                                           $  3,566,854        $  2,848,588     $   774,485
                                                                   ============        ===========      ===========
As of December 31, 2001 the components of accumulated
  earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                    $     65,337                   -     $    33,574
  Undistributed long-term capital gains                                 689,316                   -               -
                                                                   ------------        ------------     -----------
Accumulated earnings                                               $    754,653                   -     $    33,574
  Accumulated capital and other losses                                 (756,965)       $(59,967,790)        (14,530)
  Unrealized appreciation/(depreciation) *                         $  5,674,301        $ 18,976,160     $   159,378
                                                                   ------------        ------------     -----------
Total accumulated earnings/(deficit)                                  5,671,989         (40,991,630)        178,422

The tax character of distributions paid during the fiscal              Index              Mid Cap          Mid Cap
   year ended December 31, 2001 were as follows:                       500               Growth            Value
                                                                       Fund               Fund              Fund
                                                                   ------------        ------------     -----------
Distributions paid from 2001:
  Ordinary income                                                  $  2,348,931                   -     $ 3,243,056
  Net long-term capital gains                                      $          -                   -     $   801,834
                                                                   ------------        ------------     -----------
Total taxable distributions                                        $  2,348,931                   -     $ 4,044,890
  Tax return of capital                                                   2,417                   -               -
                                                                   ------------        ------------     -----------
Total distributions paid                                           $  2,351,348                   -     $ 4,044,890
                                                                   ============        ===========      ===========

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                               -                   -               -
  Undistributed long-term capital gains                                       -                   -               -
                                                                   ------------        ------------     -----------
Accumulated earnings                                                          -                   -               -
  Accumulated capital and other losses                             $ (3,617,625)       $(29,199,032)              -
  Unrealized appreciation/(depreciation) *                          (46,603,308)          4,342,260     $(3,380,050)
                                                                   ------------        ------------     -----------
Total accumulated earnings/(deficit)                               $(50,220,933)       $(24,856,772)    $(3,380,050)

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount

Report of Independent Auditors


To the Shareholders and Board of Directors
Penn Series Funds, Inc.


We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Large Cap Value Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Value Fund, Emerging Growth Fund, Limited Maturity Bond Fund, Growth and Income Fund, Index 500 Fund, Mid Cap Growth Fund and Mid Cap Value Fund, or collectively, "The Funds") as of December 31, 2001, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented therein, and their financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.



                                                    /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 1, 2002

FUND MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Number of                  Other Trusteeships/
                              Term of Office                                    Portfolios in                   Directorships
Name, (DOB), Address and      and Length of      Principal Occupation(s)            Fund                       Held by Trustee
Positions(s) with Trust        Time Served         During Past 5 Year              Complex                   -------------------
------------------------      --------------     -----------------------         Overseen by
                                                                                   Trustee
                                                                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Eugene Bay, 5/8/37,            Indefinite   Senior Pastor, Bryn Mawr                  14     N/A
121 Fishers Road               term,        Presbyterian Church, Bryn Mawr, PA
Bryn Mawr, PA  19010           8 years
Director                       served
------------------------------------------------------------------------------------------------------------------------------------

James S. Greene, 11/27/29      Indefinite   Retired; Vice President and               14      N/A
P.O. Box 3761                  term,        Director, International Raw
Vero Beach, FL  32964-3761     9 years      Materials, Inc., Philadelphia, PA
Director                       served       (commodities trading), prior to
                                            September 1990.
------------------------------------------------------------------------------------------------------------------------------------

William H. Loesche, Jr.,       Indefinite   Retired; Advisor (since April 1988);      14      N/A
10/2/14                        term,        Director (prior thereto), Keystone
100 Gary's Lane                3 years      Insurance Company and Keystone
Apt. 101                       served       Automobile Club, Philadelphia, PA.
Haverford, PA  19044
Director
------------------------------------------------------------------------------------------------------------------------------------

M. Donald Wright, 6/30/35      Indefinite   President, M. Donald Wright               14      N/A
100 Chetwynd Drive             term,        Professional Corporation, Bryn Mawr,
Rosemont, PA  19010            13 years     PA (financial planning and
Director                       served       consulting); Director, Graduate
                                            School of Financial Services, The
                                            American College, since April 1991.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Robert E. Chappell, 9/13/44    Indefinite   Chairman of the Board and Chief           14      American Council of Life Insurers;
The Penn Mutual Life           term,        Executive Officer (since December                 Federal Reserve Bank of
Insurance Company              3 years      1996), President and Chief Executive              Philadelphia; P.H. Glatfelter Co.;
600 Dresher Road               served       Officer (April 1995 - December                    Insurance Federation of PA; LOMA;
Horsham, PA  19044                          1996), President and Chief Operating              Quaker Chemical Corp.; Wharton
Director                                    Officer, prior thereto The Penn                   Financial Institution Center of the
                                            Mutual Life Insurance Company.                    University of Pennsylvania; South
                                                                                              Chester Tube Company
------------------------------------------------------------------------------------------------------------------------------------

Larry Mast, 9/29/48            Indefinite   Executive Vice President, The Penn        14      N/A
The Penn Mutual Life           term,        Mutual Life Insurance Company May
Insurance Company              3 years      1997 to present; formerly Senior
600 Dresher Road               served       Vice President, Lafayette Life
Horsham, PA  19044                          Insurance Company 1994 to May 1997;
Director                                    prior thereto Vice President,
                                            Security Benefit Insurance Company
                                            May 1993 to September 1994.
------------------------------------------------------------------------------------------------------------------------------------

Daniel J. Toran, 1/30/48       Indefinite   President and Chief Operating             14      The American College
The Penn Mutual Life           term,        Officer, (January 1997 to present),
Insurance Company              3 years      Executive Vice President, Sales and
600 Dresher Road               served       Marketing (May 1996 to January
Horsham, PA  19044                          1997), The Penn Mutual Life
Director                                    Insurance Company; Executive Vice
                                            President, The New England Mutual
                                            Life Insurance Company (prior there
                                            to).
------------------------------------------------------------------------------------------------------------------------------------


FUND MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Number of                  Other Trusteeships/
                              Term of Office                                    Portfolios in                   Directorships
Name, (DOB), Address and      and Length of      Principal Occupation(s)            Fund                       Held by Trustee
Positions(s) with Trust        Time Served         During Past 5 Year              Complex                   -------------------
------------------------      --------------     -----------------------         Overseen by
                                                                                   Trustee
                                                                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Peter M. Sherman, 9/16/52      Indefinite   Chairman and President of                 N/A     N/A
600 Dresher Road               term,        Independence Capital Management
Horsham, PA 19044              1 year       Inc.; Executive Vice President and
President                      served       Chief Investment Officer (since
                                            1998), Senior Vice President and
                                            Chief Investment Officer (from 1996
                                            to 1998), Head of Fixed Income
                                            Investments (from 1995 to 1996) of
                                            The Penn Mutual Life Insurance
                                            Company.
------------------------------------------------------------------------------------------------------------------------------------

Richard F. Plush, 3/6/50       Indefinite   Vice President and Senior Actuary,        N/A     N/A
600 Dresher Road               term,        The Penn Mutual Life Insurance
Horsham, PA  19044             4 years      Company (1973 to present).
Vice President                 served
------------------------------------------------------------------------------------------------------------------------------------

C. Ronald Rubley,              Indefinite   Attorney, Morgan, Lewis & Bockius         N/A     N/A
1701 Market Street             term,        LLP, Philadelphia, PA (since January
Philadelphia, PA  19103        19 years     1996);  Associate General Counsel,
Secretary                      served       The Penn Mutual Life Insurance
                                            Company (prior thereto).
------------------------------------------------------------------------------------------------------------------------------------

Steven M. Herzberg, 2/24/1957  Indefinite   Assistant Vice President and              N/A     N/A
600 Dresher Road               term,        Treasurer, (December 1997 to
Horsham, PA  19044             6 years      present); Director of Financial
Treasurer                      served       Planning and Treasurer (November
                                            1995 to December 1997); Director,
                                            Cost and Budget (November 1991 to
                                            November 1995); Director, Benefits
                                            Administration, (prior thereto), The
                                            Penn Mutual Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

Ann M. Strootman, 6/29/62      Indefinite   Vice President and Controller (since      N/A     N/A
600 Dresher Road               term,        January 1996), Assistant Vice
Horsham, PA  19044             3 years      President, Financial Management
Controller                     served       Accounting (since 1994), Director of
                                            Financial Accounting (prior
                                            thereto), The Penn Mutual Life
                                            Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

PART C:  OTHER INFORMATION

Item 23.         Exhibits

                           (a)(1)     Articles of Incorporation -Previously filed on April 26, 1983 as Exhibit 1 to
                                      Post-Effective Amendment No. 24 to this Registration Statement, and incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 44 on Form N-1A (File
                                      Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

                           (a)(2)     Articles of Amendment to the Articles of Incorporation - Filed herewith.

                           (b)        By-Laws - Previously filed on August 27, 1992 as Exhibit 2 to Post-Effective
                                      Amendment No. 37 to this Registration Statement, and incorporated by reference to
                                      Exhibit 2 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and
                                      811-03459), as filed with the Securities and Exchange Commission via EDGAR
                                      (Accession No. 0000950109-97-001341) on February 14, 1997.

                           (c)        None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

                           (d)(1)     Form of proposed Investment Advisory Agreement between the Registrant and
                                      Independence Capital Management, Inc., is incorporated by reference to Exhibit
                                      (d)(1) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and
                                      811-03459), as filed with the Securities and Exchange Commission via EDGAR
                                      (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (d)(2)     Form of Amendment to the Form of proposed Investment Advisory Agreement between the Registrant and Independence Capital Management, Inc. - Filed herewith.

                           (d)(3)     Sub-Advisory Agreement between Independence Capital Management, Inc. and RS
                                      Investment Management, Inc. with respect to the Emerging Growth Fund -
                                      Incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 46 on
                                      Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and
                                      Exchange Commission via EDGAR (Accession No. 0001036050-98-000286) on February 27,
                                      1998.

                           (d)(4)     Form of proposed Sub-Advisory Agreement between Independence Capital Management,
                                      Inc. and Turner Investment Partners, Inc. with respect to the Mid Cap Growth Fund is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 49
                                      on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and
                                      Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                                      2000.

                           (d)(5)     Form of proposed Sub-Advisory Agreement between Independence Capital Management,
                                      Inc. and Putnam Management LLC. with respect to the Large Cap Value Fund is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 49 on
                                      Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and
                                      Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                                      2000.

                                       C-1

                           (d)(6)     Form of proposed Sub-Advisory Agreement between Independence Capital Management,
                                      Inc. and Wells Capital Management, Incorporated with respect to the Index 500 Fund is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 49
                                      on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and
                                      Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                                      2000.

                           (d)(7)     Form of proposed Sub-Advisory Agreement between Independence Capital Management and Neuberger Berman Management Inc. with respect to the Mid Cap Value Fund is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 49 on
                                      Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and
                                      Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                                      2000.

                           (d)(8)     Form of proposed Sub-Advisory Agreement between Independence Capital Management,
                                      Inc. and Royce & Associates, Inc. with respect to the Small Cap Value Fund is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 49 on
                                      Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and
                                      Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21,
                                      2000.

                           (d)(9)     Sub-Advisory Agreement between Independence Capital Management, Inc. and T. Rowe
                                      Price Associates, Inc. with respect to the Flexibly Managed and High Yield Bond
                                      Funds - Incorporated by reference to the Registrant's Post-Effective Amendment No.
                                      47 as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                                      0000950116-99-000315) on February 26, 1999.

                           (d)(10)    Sub-Advisory Agreement between Independence Capital Management, Inc. and Vontobel
                                      USA Inc. with respect to the International Equity Fund - Incorporated by reference to the Registrant's Post-Effective Amendment No. 47 as filed with the Securities and Exchange Commission via EDGAR (Accession No. 000950116-99-000315) on February
                                      26, 1999.

                           (d)(11)    Form of proposed Sub-Advisory Agreement between Independence Capital Management and Franklin Advisers, Inc.-Filed herewith.

                           (d)(12)    Form of proposed Sub-Advisory Agreement between Independence Capital Management and Heitman Real Estate Securities LLC - Filed herewith.

                           (d)(13)    Form of proposed Sub-Advisory Agreement between Independence Capital Management and Lord, Abbett & Co.- Filed herewith.

                           (e)        None. Common stock of the Registrant is sold only to The Penn Mutual Life
                                      Insurance Company and its affiliated insurance companies for their general or separate accounts.

                           (f)        None.

                           (g)(1)(a)  Amended and Restated Custodian Agreement between the Registrant and Provident
                                      National Bank. - Previously filed on April 26, 1993 as Exhibit 8(a) to
                                      Post-Effective Amendment No. 38 to this Registration Statement, and incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 on Form N-1A (File
                                      Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

                           (g)(2)     Amended Appendix A to the Amended and Restated Custodian Agreement between the
                                      Registrant and PFPC Trust Company - Filed herewith

                           (g)(3)     Form of Foreign Custody Manager Agreement between the Registrant and PFPC
                                      - Filed herwith.

                           (h)(1)     Administrative and Corporate Services Agreement between the Registrant and The
                                      Penn Mutual Life Insurance Company is incorporated by reference to Exhibit (h)(1)
                                      of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and 811-03459),
                                      as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                                      0000950116-00-000942) on April 21, 2000.

                           (h)(2)     Amendment to the Administrative and Corporate services between the Registrant and
                                      The Penn Mutual Life Insurance Company - Filed herewith

                           (h)(3)     Accounting Services Agreement between the Registrant and Provident Financial
                                      Processing Corporation - Previously filed on March 10, 1990 as Exhibit 9(b) to
                                      Post-Effective Amendment No. 33 to this Registration Statement, and incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 on Form N-1A (File
                                      Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

                           (h)(5)     Agreement between the Registrant and Provident Financial Processing Corporation on
                                      fees for services under Accounting Services Agreement - Previously filed on
                                      February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to this
                                      Registration Statement, and incorporated by reference to Exhibit 9(c) of
                                      Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                                      filed with the Securities and Exchange Commission via EDGAR (Accession No.
                                      0000950109-97-001341) on February 14, 1997.

                           (i)        Opinion and Consent of Morgan, Lewis & Bockius LLP - Filed herewith.

                           (j)        Consent of Ernst & Young LLP - Filed herewith.

                           (k)        None.

                           (l)        None.

                           (m)        None.

                           (n)        Not applicable.

                           (o)        None.

                           (p)(1)     Code of Ethics for the Registrant - Filed herewith.


                           (p)(2)     Code of Ethics for Independence Capital Management, Inc. - Filed herewith.

                           (p)(3)     Code of Ethics for RS Investment Management, Inc. is incorporated by reference to
                                      Exhibit (p)(3) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284
                                      and 811-03459), as filed with the Securities and Exchange Commission via EDGAR
                                      (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (p)(4)     Code of Ethics for Turner Investment Partners, Inc. is incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 49 on Form N-1A (File Nos.
                                      2-77284 and 811-03459), as filed with the Securities and Exchange Commission via
                                      EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (p)(5)     Code of Ethics for Putnam Management, Inc. is incorporated by reference to Exhibit
                                      (p)(5) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and
                                      811-03459), as filed with the Securities and Exchange Commission via EDGAR
                                      (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (p)(6)     Code of Ethics for Wells Capital Management, Incorporated is incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 49 on Form N-1A (File
                                      Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (p)(7)     Code of Ethics for Neuberger Berman Management, Inc. is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 49 on Form N-1A (File Nos.
                                      2-77284 and 811-03459), as filed with the Securities and Exchange Commission via
                                      EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (p)(8)     Code of Ethics for Royce & Associates, Inc. is incorporated by reference to
                                      Exhibit (p)(8) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284
                                      and 811-03459), as filed with the Securities and Exchange Commission via EDGAR
                                      (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (p)(9)     Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to
                                      Exhibit (p)(9) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284
                                      and 811-03459), as filed with the Securities and Exchange Commission via EDGAR
                                      (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (p)(10)    Code of Ethics for Vontobel U.S.A. Inc. is incorporated by reference to Exhibit
                                      (p)(10) of Post-Effective Amendment No. 49 on Form N-1A (File Nos. 2-77284 and
                                      811-03459), as filed with the Securities and Exchange Commission via EDGAR
                                      (Accession No. 0000950116-00-000942) on April 21, 2000.

                           (p)(11)    Code of Ethics for Franklin Advisers, Inc.- Filed herewith.

                           (p)(12)    Code of Ethics for Lord, Abbett & Co.- Filed herewith.

                           (p)(13)    Code of Ethics for Heitman Real Estate Securities LLC. - Filed herewith.

                           (q)        Powers of Attorney of Directors - Incorporated by reference to the Registrant's
                                      Post-Effective Amendment No. 47 as filed with the Securities and Exchange
                                      Commission via EDGAR (Accession No. 0000950116-99-000315) on February 26, 1999.

                                      C-4

Item 24.         Persons Controlled by or under Common Control with Registrant

                 The Penn Mutual Life Insurance Company ("Penn Mutual") is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see "Voting Rights" in the Prospectus and "Ownership of Shares" in the Statement of Additional Information, which are incorporated hereunder by reference.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management., Inc., a Pennsylvania corporation, and registered investment adviser.

                 Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Pennsylvania Trust Company, a Pennsylvania corporation.

                 Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

                 Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: Indepro Corp. and WPI Investment Company, both Delaware corporations.

                 Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund I Corp., Indepro Property Fund II Corp., Commons One Corp. and West Hazleton, Inc., all Delaware corporations.

                 Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Janney Montgomery Scott LLC, a Delaware corporation, and Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

                 Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; JMS Investor Services, Inc., a Delaware corporation; and Janney Montgomery Scott Insurance Agency Inc., a Massachusetts corporation..

                 Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

Item 25.         Indemnification

                 Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

                 Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


Item 26.         Business and Other Connections of Investment Advisers

                 T. Rowe Price Associates, Inc.

                 Listed below are the directors, executive officers and managing directors of T. Rowe Price
                 Group, Inc,. ("Price Group") which owns 100% of the Group Stock of T. Rowe Price Associates,
                 Inc. (the "Manager") who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager.

                  ------------------------------ ---------------------------------- ----------------------------
                       Name and Current                Other Business and
                        Position  with                     Connections
                        T. Rowe Price                During the Past Two Years                 Address
                  ------------------------------ ---------------------------------- ----------------------------
                  D. William J. Garrett          Chief Executive of Robert          13 Stanley Crescent London
                  Director of Price Group        Fleming Holdings Limited from      W11 2NA England
                                                 1997 until 2000.  Director of
                                                 Rowe Price-Fleming
                                                 International, Inc. (now T. Rowe
                                                 Price International) from 1981
                                                 until 2000
                  ------------------------------ ---------------------------------- ----------------------------
                  James Gilliam, Jr.             Private Investor and Consultant,   Brandywine Plaza, 105
                  Director of Price Group        Counsel to Knickerbocker LLC       Foulk Road, Suite 101,
                                                                                    Wilmington, DE 19803
                  ------------------------------ ---------------------------------- ----------------------------
                  Donald B. Hebb, Jr.            Managing General Partner of ABS    One South Street
                  Director of Price Group        Capital Partners                   25th Floor
                                                                                    Baltimore, MD 21202
                  ------------------------------ ---------------------------------- ----------------------------
                  Richard L. Menschel,           Limited partner of The Goldman     2nd Floor
                  Director of Price Group        Sachs Group, L.P., an investment   85 Broad Street
                                                 banking firm.                      New York, NY  10004
                  ------------------------------ ---------------------------------- ----------------------------

                                      C-6


                  ------------------------------ ---------------------------------- ----------------------------
                       Name and Current                Other Business and
                        Position  with                     Connections
                        T. Rowe Price                During the Past Two Years                 Address
                  ------------------------------ ---------------------------------- ----------------------------

                  Anne Marie Whittemore          Partner of the law firm of         One James Center
                  Director of Price Group        McGuire, Woods, Battle & Boothe    Richmond, VA  23219
                                                 L.L.P. and a Director of Owens &
                                                 Minor, Inc., Fort James
                                                 Corporation and Albemarle
                                                 Corporation.
                  ------------------------------ ---------------------------------- ----------------------------

                 All of the following directors are employees of the Manager.

                 ------------------------------- ---------------------------------------------------------------
                 Name and Current Position with                  Other Business and Connections
                         T. Rowe Price                            During the Past Two Years
                 ------------------------------- ---------------------------------------------------------------
                 Edward C. Bernard               Director and President of T.Rowe Price Insurance Agency, Inc.
                 Director and Managing           and T.Rowe Price Investment Services, Inc.; Director of T.
                 Director of Price Group and     Rowe Price Services, Inc.; Vice President of TRP
                 the Manager                     Distribution, Inc.
                 ------------------------------- ---------------------------------------------------------------
                 Henry H. Hopkins,               Director of T. Rowe Price Insurance Agency, Inc.; Vice
                 Director and Managing           President and Director of T. Rowe Price (Canada), Inc., T.
                 Director of Price Group and     Rowe Price Investment Services, Inc., T. Rowe Price Services,
                 the Manager                     Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe
                                                 Price Trust Company, TRP Distribution, Inc., and TRPH
                                                 Corporation; Director of T. Rowe Price Insurance Agency,
                                                 Inc.; Vice President of Price-Fleming, T. Rowe Price Real
                                                 Estate Group, Inc., T. Rowe Price Retirement Plan Services,
                                                 Inc., T. Rowe Price Stable Asset Management, Inc., and T.
                                                 Rowe Price Strategic Partners Associates, Inc.
                 ------------------------------- ---------------------------------------------------------------
                 James A.C. Kennedy, III         President and Director of T. Rowe Price Strategic Partners
                 Director and Managing           Associates, Inc.; Director and Vice President of T. Rowe
                 Director of Price Group and     Price Threshold Fund Associates, Inc.
                 the Manager
                 ------------------------------- ---------------------------------------------------------------
                 John H. Laporte, Jr.,
                 Director and Managing
                 Director of Price Group and
                 the Manager
                 ------------------------------- ---------------------------------------------------------------
                 William T. Reynolds,            Chairman of the Board of T. Rowe Price Stable Asset
                 Director and Managing           Management, Inc.; Director of TRP Finance, Inc.
                 Director of Price Group and
                 the Manager
                 ------------------------------- ---------------------------------------------------------------

                 ------------------------------- ---------------------------------------------------------------
                 Name and Current Position with                  Other Business and Connections
                         T. Rowe Price                            During the Past Two Years
                 ------------------------------- ---------------------------------------------------------------
                 James S. Riepe,                 Chairman of the Board and President of T. Rowe Price Trust
                 Vice Chairman of the Board,     Company; Chairman of the Board of T. Rowe Price (Canada),
                 Director, and Managing          Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price
                 Director of Price Group,        Investment Technologies, Inc., T. Rowe Price Retirement Plan
                 Director and Managing           Services, Inc., and T. Rowe Price Services, Inc.; Director of
                 Director of the Manager         T.Rowe Price International, T. Rower Price Insurance Agency,
                                                 Inc. and TRPH Corporation; Director and President of TRP
                                                 Distribution, Inc., TRP Suburban Second, Inc., and TRP
                                                 Suburban, Inc.; and Director and Vice President of T. Rowe
                                                 Price Stable Asset Management, Inc.
                 ------------------------------- ---------------------------------------------------------------
                 George A. Roche,                Chairman of the Board of TRP Finance, Inc.; Director of T.
                 Chairman of the Board,          Rowe Price International, T. Rowe Price Retirement Plan
                 President, and Managing         Services, Inc., and T. Rowe Price Strategic Partners, Inc.;
                 Director of Price Group and     and Director and Vice President of T. Rowe Price Threshold
                 the Manager                     Fund Associates, Inc., TRP Suburban Second, Inc., and TRP
                                                 Suburban, Inc.
                 ------------------------------- ---------------------------------------------------------------
                 Brian C. Rogers,                Vice President of T. Rowe Price Trust Company
                 Director and Managing
                 Director of Price Group and
                 the Manager
                 ------------------------------- ---------------------------------------------------------------
                 M. David Testa,                 Director, T. Rowe Price International; President and Director
                 Vice Chairman of the Board,     of T. Rowe Price (Canada), Inc.; Director and Vice President
                 Chief Investment Officer, and   of T. Rowe Price Trust Company; and Director of TRPH
                 Managing Director of Price      Corporation
                 Group and the Manager
                 ------------------------------- ---------------------------------------------------------------
                 Martin G. Wade                  Chairman of T. Rowe Price International and T. Rowe Price
                 Director and Managing           Global Investment Services Limited, Director, T. Rowe Price
                 Director of Price Group and     Global Asset Management Limited
                 the Manager
                 ------------------------------- ---------------------------------------------------------------
                 Cristina Wasiak
                 Managing Director and Chief
                 Financial Officer of Price
                 Group; Vice President of the
                 Manager
                 ------------------------------- ---------------------------------------------------------------



                 ------------------------------ ----------------------------------------------------------------
                 Executive Officers:
                 ------------------------------ ----------------------------------------------------------------
                 Name and Current Position with                  Other Business and Connections
                         T. Rowe Price                            During the Past Two Years
                 ------------------------------- ---------------------------------------------------------------
                 Michael A. Goff,               Director and the President of T. Rowe Price Investment
                 Managing Director of Price     Technologies, Inc.
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 Charles E. Vieth,              Director and President of T. Rowe Price Retirement Plan
                 Managing Director of Price     Services, Inc.; Director and Vice President of T. Rowe Price
                 Group and the Manager          Investment Services, Inc. and T. Rowe Price Services, Inc.;
                                                Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price
                                                Trust Company, and TRP Distribution, Inc.
                 ------------------------------ ---------------------------------------------------------------
                 Managing Directors:
                 ------------------------------ ---------------------------------------------------------------

                 ------------------------------- ---------------------------------------------------------------
                 Name and Current Position with                  Other Business and Connections
                        T. Rowe Price                            During the Past Two Years
                 ------------------------------- ---------------------------------------------------------------
                 Preston G. Athey,                       Vice President of T. Rowe Price International, Inc.
                 Managing Director of Price
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 Brian W.H. Berghuis,
                 Managing Director of Price
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 Stephen W. Boesel,             Vice President of T. Rowe Price Trust Company
                 Managing Director of Price
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 John H. Cammack                Vice President of T. Rowe Price Investment Services, Inc. and
                 Managing Director of Price     T. Rowe Price Trust Company
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 John Ford                      Director and Chief Investment Officer of T.Rowe Price
                 Managing Director of Price     International, Inc.
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 Ian Kelson                     Vice President of T. Rowe Price International, Inc.
                 Managing Director of Price
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------



                 ------------------------------- ---------------------------------------------------------------
                 Name and Current Position with                  Other Business and Connections
                         T. Rowe Price                            During the Past Two Years
                 ------------------------------- ---------------------------------------------------------------
                 Gregory A. McCrickard,         Vice President of T. Rowe Price Trust Company
                 Managing Director of Price
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 Mary J. Miller,
                 Managing Director of Price
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 Nancy M. Morris                Vice President of T. Rowe Price International, T. Rowe Price
                 Managing Director of Price     Investment Services, Inc., and T. Rowe Price Stable Asset
                 Group and the Manager          Management, Inc.; Director and Vice President of T. Rowe
                                                Price Savings Bank and T. Rowe Price Trust Company.
                 ------------------------------ ---------------------------------------------------------------
                 George A. Murnaghan,           Executive Vice President of T. Rowe Price International; Vice
                 Managing Director of Price     President of T. Rowe Price Investment Services, Inc. and T.
                 Group and the Manager          Rowe Price Trust Company
                 ------------------------------ ---------------------------------------------------------------
                 Edmund M. Notzon, III,         Vice President of T. Rowe Price Trust Company
                 Managing Director of the
                 Manager
                 ------------------------------ ---------------------------------------------------------------
                 Wayne D. O'Melia,              Director and President of T. Rowe Price Services, Inc.; Vice
                 Managing Director of Price     President of T. Rowe Price Trust Company
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 Larry J. Puglia,               Vice President of T. Rowe Price (Canada), Inc.
                 Managing Director of Price
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 John R. Rockwell,              Director and Senior Vice President of T. Rowe Price
                 Managing Director of Price     Retirement Plan Services, Inc.; Director and Vice President
                 Group and the Manager          of T. Rowe Price Stable Asset Management, Inc. and T. Rowe
                                                Price Trust Company; Vice President of T. Rowe Price
                                                Investment Services, Inc.
                 ------------------------------- ---------------------------------------------------------------
                 R. Todd Ruppert,               President and Director of TRPH Corporation; Vice President of
                 Managing Director of Price     T. Rowe Price Retirement Plan Services, Inc. and T. Rowe
                 Group and the Manager          Price Trust Company



                 ------------------------------- ---------------------------------------------------------------
                 Name and Current Position with                  Other Business and Connections
                         T. Rowe Price                            During the Past Two Years
                 ------------------------------ ---------------------------------------------------------------
                 Robert W. Smith,               Vice President of T.Rowe Price International
                 Managing Director of Price
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 William J. Stromberg,
                 Managing Director of Price
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 Mark J. Vaselkiv               Vice President of T. Rowe Price Recover Fund Associates, Inc.
                 Managing Director of Price     and T. Rowe Price Recovery Fund II Associates, L.L.C.
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------
                 David J.L. Warren              Director, Chief Executive Officer and President of T. Rowe
                 Managing Director of Price     Price International, Inc.  Director of T. Rowe Price Global
                 Group and the Manager          Asset Management Limited
                 ------------------------------ ---------------------------------------------------------------
                 Richard T. Whitney,            Vice President of T. Rowe Price International and T. Rowe
                 Managing Director of Price     Price Trust Company
                 Group and the Manager
                 ------------------------------ ---------------------------------------------------------------

                 Independence Capital Management, Inc.
                 ------------------------------- --------------------------------------------------------------
                  Name and Current Position with
                      Independence Capital                      Other Business and Connections
                        Management, Inc.                           During the Past Two Years
                 ------------------------------- --------------------------------------------------------------
                 Peter M. Sherman,               Chairman, President and Chief Executive Officer of
                 President, Chief Executive      Independence Capital Management, Inc., Horsham, PA;
                 Officer and Director            Executive Vice President and Chief Investment Officer of The
                                                 Penn Mutual Life Insurance Company, Horsham, PA.

                 Robert E. Chappell,             Director of Independence Capital Management, Inc., Horsham,
                 Director                        PA; Chairman and Chief Executive Officer of The Penn Mutual
                                                 Life Insurance Company, Horsham, PA

                 Richardson T. Merriman,         Senior Vice President of Independence Capital Management,
                 Senior Vice President and       Inc., Radnor, PA; President, Chief Executive Officer and
                 Director                        Chief Investment Officer of The Pennsylvania Trust Company,
                                                 Radnor, PA





           ------------------------------- -----------------------------------------------------------------
            Name and Current Position with
                Independence Capital                      Other Business and Connections
                  Management, Inc.                           During the Past Two Years
           ------------------------------- -----------------------------------------------------------------
           Barbara S. Wood,                Vice President, Controller, Treasurer and Secretary of
           Vice President, Controller,     Independence Capital Management, Inc., Radnor, PA; Vice
           Treasurer and Secretary         President and Treasurer of The Pennsylvania Trust Company,
                                           Radnor, PA;
           -------------------------------------------------------------------------------------------------
           Vontobel USA Inc.
           -------------------------------------------------------------------------------------------------
           Name and Current Position with                     Other Business Connections During the
                  Vontobel USA Inc.                                      Past Two Years
           ------------------------------                     --------------------------------------
          Beat Naegeli                                Executive Board Member, Bank Vontobel AG, Zurich
          Chairman of the Board of Directors          Switzerland
                                                      Chairman, Corporate Finance Department, Zurich,
                                                      Switzerland
                                                      Chairman, Vontobel Securities AG, Zurich, Switzerland
                                                      Director, Vontobel Fund Management, SA, Luxembourg

          Edwin Schildknecht                          Executive Board Member, Bank Vontobel AG, Zurich,
          Director                                    Switzerland
                                                      Head of Private Banking, Bank Vontobel AG,
                                                      Zurich,Switzerland
                                                      Director, Vontobel Securities AG, New York, NY

          Heinrich Schlegel                           Director, Bank Vontobel, Cayman
          Director, President & CEO

          Urs Ernst                                   Executive Board Member, Bank Vontobel AG, Zurich,
          Director                                    Switzerland
                                                      Chief Financial Officer, Vontobel Holding AG,
                                                      Zurich, Switzerland

          Thomas Wittwer                              None
          Managing Director, Institutional
          Marketing

          Peter Newell                                None
          Managing Director, Institutional
          Marketing

          Rajiv Jain                                  None
          Managing Director, Head Portfolio
          Manager


           -------------------------------------------------------------------------------------------------
           Name and Current Position with                     Other Business Connections During the
                  Vontobel USA Inc.                                      Past Two Years
           ------------------------------                     --------------------------------------
           Joseph F. Mastoloni                         Director, Vontobel Funds, Inc.
           Vice President & Compliance Officer

                 Vontobel Funds, Inc. is a registered investment company, incorporated under the laws of
                 Maryland, comprising five fund series for which Vontobel Asset Management, Inc. serves as investment adviser.

RS Investment Management, Inc.

                 ------------------------------------- -----------------------------------------------------

                  Name and Current Position with RS           Other Business Connections During the
                     Investment Management, Inc.                          Past Two Years
                 ------------------------------------- -----------------------------------------------------

                 David James Evans, III,
                 Portfolio Manager and Secretary

                 George Randall Hecht,                 Executive V.P., COO and Limited Partner of
                 Director and President                Robertson, Stephens & Company, L.P.; President and
                                                       CEO of Robertson Stephens Investment Trust; Trustee
                                                       of Robertson Stephens Investment Trust.

                 James Lawrence Callinan,              Portfolio Manager, Putnam Investments.
                 President, Chief Investment Officer
                 and Portfolio Manager


Neuberger Berman Management Inc.

----------------------------------------------------------- --------------------------------------------------------

              Name and Current Position with                         Other Business Connections During the
            Neuberger Berman Management, Inc.                                   Past Two Years
----------------------------------------------------------- --------------------------------------------------------

                 Robert Gendelman                           Managing Director, Neuberger Berman LLC
                 Vice President
----------------------------------------------------------- --------------------------------------------------------

                 Michael Kassen                             Executive Vice President, Chief Investment Officer and
                 Chairman and Director                      Director, Neuberger Berman, Inc.  Executive Vice
                                                            President and Chief Investment Officer, Neuberger
                                                            Berman, LLC
----------------------------------------------------------- --------------------------------------------------------

                 Jeffrey B. Lane                            President, Chief Executive Officer and Director,
                 Director                                   Neuberger Berman Inc. and Neuberger Berman, LLC
----------------------------------------------------------- --------------------------------------------------------

                 Robert Matza                               Executive Vice President, Chief Administrative Officer
                 Executive Vice President and Chief         and Director, Neuberger Berman, Inc.
                 Administrative Officer, Neuberger Berman
----------------------------------------------------------- --------------------------------------------------------

                 Heidi L. Schneider                         Executive Vice President and Director, Neuberger
                 Director                                   Berman, LLC
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

              Name and Current Position with                         Other Business Connections During the
            Neuberger Berman Management, Inc.                                   Past Two Years
----------------------------------------------------------- --------------------------------------------------------
                 Peter E. Sundman                           Executive Vice President and Director, Neuberger
                 President and Director                     Berman Inc.; Chief Operating Officer, Neuberger Berman
                                                            LLC
----------------------------------------------------------- --------------------------------------------------------
                 Matthew Stadler                            Senior Vice President and CFO, Neuberger Berman, Inc.
                 Senior Vice President and Chief            and Neuberger Berman, LLC; CFO for Sherwood Securitie
                 Financial Officer                          National Discount Brokers and Santander Investment
                                                            Securities
----------------------------------------------------------- --------------------------------------------------------
                 Brian Gaffney                              Managing Director Neuberger Berman, LLC
                 Senior Vice President
----------------------------------------------------------- --------------------------------------------------------
                 Robert Conti                               Vice President, Neuberger Berman, LLC
                 Senior Vice President
----------------------------------------------------------- --------------------------------------------------------

        The principal address of NB Management, Neuberger Berman, and of each of the investment companies named above, is 605 Third Avenue, New York, New York, 10158.



Turner Investment Partners
----------------------------------------------------------- --------------------------------------------------------
                 Name and Position with                              Other Business Connections During the
                Turner Investment Partners                                      Past Two Years
----------------------------------------------------------- --------------------------------------------------------
                 Stephen J. Kneeley                         Registered Representative, SEI Investments
                 Co-Chief Executive Officer, President      Distribution Co., Oaks PA
----------------------------------------------------------- --------------------------------------------------------
                 Janet Rader Rote                           Registered Representative, SEI Investments
                 Director of Compliance                     Distribution Co., Oaks, PA
----------------------------------------------------------- --------------------------------------------------------
                 John H. Grady, Jr.                                                  None
                 Chief Legal Officer, Chief Operating
                 Officer, Secretary
----------------------------------------------------------- --------------------------------------------------------
                 Thomas R. Trala                                                     None
                 CFO, Treasurer
----------------------------------------------------------- --------------------------------------------------------
                 Mark D. Turner                                                      None
                 Vice Chairman
----------------------------------------------------------- --------------------------------------------------------
                 Robert E. Turner, Jr.                      Trustee, Bradley University, Peoria, IL
                 Chairman, CIO, Co-Chief Executive          Trustee, Episcopal Academy, Berwyn, PA, Director, ACP
                 Officer                                    Funds
----------------------------------------------------------- --------------------------------------------------------

        The principal address of Turner Investment Partners is 1235 Westlakes Drive, Suite 350, Berwyn, PA, 19312.



Putnam Management LLC
                                                          Non-Putnam business and other connections
Name

Blake Anderson                                            Trustee, Salem Female Charitable Society, Salem MA 01970
Managing Director

Stephen A. Balter                                         None
Vice President
Andrew R. Barker                                          Prior to August 2001, Director and Senior Vice President,
Senior Vice President                                     Schroder Investment Management North America Inc., 787
                                                          7th Avenue, New York, NY 10019

Fabrice Bay                                               Prior to April 2001, Managing Director, Deutsche Bank
Senior Vice President                                     Equities, A.G.

Tinh D. Bui                                               Prior to August 2001, Managing Director- Portfolio
Senior Vice President                                     Manager, PPM America, Inc., 225 W. Wacker Dr., Chicago,
                                                          IL 60606

Paul L. Check                                             None
Vice President
Myung Chol Chon                                           Prior to March 2001, Manager, Risk Management-Trading,
Vice President                                            Royal Bank of Canada, 200 Bay Street, South Tower 15th,
                                                          Toronto, Ontario, M5J 2J5
Sabina M. Ciminero                                        None
Assistant Vice President

James Conklin                                             None
Vice President
James Frederick Copper                                    Prior to February 2001, Assistant Vice President,
Vice President                                            Wellington Management Company, 75 State Street, Boston,
                                                          MA 02109

C. Beth Cotner                                            Director, The Lyric Stage Theater, 140 Clarendon St.,
Senior Vice President                                     Boston, MA 02116

Collin Crownover                                          None
Vice President
James L. Curtis                                           Prior to February 2001, Vice President, Sterling Capital
Vice President                                            Management, 301 S. College St., Charlotte, NC 28202

John R.S. Cutler                                          Member, Burst Media, L.L.C., 10 New England Executive
Vice President                                            Park, Burlington, MA 01803

Kenneth Daly                                              President, Andover River Rd. TMA, River Road
Managing Director                                         Transportation Management Association, 7 Shattuck Rd.,
                                                          Andover, MA 01810

Simon Davis                                               None
Senior Vice President
David Depew                                               Prior to February 2001, Vice President, Wellington
Senior Vice President                                     Management, 75 State Street, Boston, MA 02109

Ralph C. Derbyshire                                       Board Member, MSPCC, 399 Boylston St., Boston, MA; Board
Senior Vice President                                     Member, Winchester After School Program, Skillings Rd.,
                                                          Winchester, MA

                                      C-15


Erin J. DeRoche                                           Prior to January 2001, Compensation Consultant, Partners
Assistant Vice President                                  Healthcare System, Inc., 101 Merrimac Street #5, Boston,
                                                          MA 02114


Kenneth J. Doerr                                          None
Senior Portfolio Manager
Emily Durbin                                              Board of Directors, Family Service, Inc., Lawrence, MA
Vice President                                            01840

Karnig H. Durgarian                                       Board Member, EBRI, Suite 600, 2121 K St., N.W.,
Managing Director                                         Washington, DC 20037-1896.  Trustee, American Assembly,
                                                          122 C. St., N.W., Suite 350, Washington, DC 20001

Nathan W. Eigerman                                        Trustee, Flower Hill Trust, 298 Marlborough St., #4,
Senior Vice President                                     Boston, MA 02116

Kerim Engin                                               Prior to February 2001, Consultant, StrategyX, 2681 N.
Vice President                                            Orchard St., Chicago, IL 60614; Prior to September 2000,
                                                          Director Quantitative Research, 181 West Madison St.,
                                                          Chicago, IL 60602

Irene M. Esteves                                          Board of Director Member, American Management Association
Managing Director                                         Finance Council, 1601 Broadway, New York, NY; Board of
                                                          Director Member, First Night Boston, 20 Park Plaza, Suite
                                                          927, Boston, MA; Board of Director Member, SC Johnson
                                                          Commercialmarkets, 8310 16th St., Stutevant, WI 53177;
                                                          Board of Director Member, Massachusetts Taxpayers
                                                          Foundation, 24 Province St., Boston, MA; Board of
                                                          Director Member, Mrs. Bairds Bakeries, 515 Jones St.,
                                                          Suite 200, Fort Worth, Texas 76102

James M. Falvey, Jr.                                      None
Senior Vice President
Ian Ferguson                                              Trustee, Park School, 171 Goddard Avenue, Brookline, MA
Senior Managing Director                                  02146

Daisy D. Foquet                                           None
Vice President

Jason Fromer                                              None
Vice President
David P. Galvin                                           None
Assistant Vice President
Bartlett R. Geer                                          None
Senior Vice President
Frederik Gjerstad                                         None
Vice President
John T. Golden                                            None
Vice President
J. Peter Grant                                            Trustee, The Dover Church, Dover, MA 02030
Senior Vice President

                                      C-16


Matthew D. Griffin                                        None
Vice President
Paul E. Haagensen                                         Director, Haagensen Research Foundation, 630 West 168th
Senior Vice President                                     St., New York, NY  10032

Raymond K. Haddad                                         None
Vice President
Eric N. Harthun                                           None
Vice President
Deborah R. Healey                                         Corporator, New England Baptist Hospital, 125 Parker Hill
Senior Vice President                                     Ave., Boston, MA 02120; Director, NEB Enterprises, 125
                                                          Parket Hill Ave., Boston, MA 02120


Karen Herold                                              None
Assistant Vice President
Kellie K. Hill                                            Prior to October 2001, Managing Director, Wells Capital
Senior Vice President                                     Management, 525 Market St., San Francisco, CA 94105

Joseph Hosler                                             None
Vice President
Stefan K. Iris                                            None
Assistant Vice President
Arjun Jayaraman                                           None
Assistant Vice President
Rikiya Kato                                               None
Vice President
Maximilian G. Kaufmann                                    None
Assistant Vice President
John L. Kellerman                                         Prior to March 2001, Senior Vice President-Head of
Senior Vice President                                     Trading, Sanwa Financial Products, Inc., 1185 Avenue of
                                                          the Americas, New York, NY 11036

Charles H. Krahmer                                        None
Assistant Vice President
Leo Kropywiansky                                          None
Vice President
Deborah F. Kuenstner                                      Director, Board of Pensions, Presbyterian Church, 1001
Managing Director                                         Market St., Philadelphia, PA


Sharon H. Lane                                            None
Assistant Vice President
Lawrence J. Lasser                                        Director, Marsh & McLennan Companies, Inc., 1221 Avenue
President, Director and Chief Executive                   of the Americas, New York, NY  10020; Board of Governors
                                                          and Executive Committee, Investment Company Institute,
                                                          1401 H. St., N.W. Suite 1200, Washington, DC 20005; Board
                                                          of Overseers, Museum of Fine Arts, 465 Huntington, Ave.,
                                                          Boston, MA 02115; Trustee, Beth Israel Deaconess Medical
                                                          Center, 330 Brookline Ave., Boston, MA; Member of the
                                                          Council on Foreign Relations, 58 East 68th St., New York,
                                                          NY 10021; Member of the Board of Directors of the United
                                                          Way of Massachusetts Bay, 245 Summer St., Suite 1401,
                                                          Boston, MA 02110; Trustee of the Vineyard Open Land
                                                          Foundation, RFD Box 319X, Vineyard Haven, MA 02568

                                      C-17


Matthew J. Leighton                                       None
Assistant Vice President
Jesse S. Levitt                                           None
Assistant Vice President

Helen Liu                                                 None
Vice President
Dean M. Maki                                              None
Vice President

Shigeki Makino                                            None
Managing Director

Kevin Maloney                                             Institutional Director, Financial Management Association,
Managing Director                                         University of South Florida, College of Business
                                                          Administration, Suite 3331, Tampa, FL 33620

Jennifer L. Martanacik                                    Prior to January 2001, Client Relations Manager, Thomson
Assistant Vice President                                  Financial, 22 Thomson Place, Boston, MA 02210

Michael A. Mata                                           Prior to January 2001, Vice President, Lehman Brothers, 3
Assistant Vice President                                  World Financial Center, New York, NY 10285

Yumiko Matsubara                                          None
Assistant Vice President
James M. McCarthy                                         Prior to August 2001, Sales Officer, Mellon Private Asset
Vice President                                            Management, 1 Boston Place, Boston, MA 02109

James P. Miller                                           None
Senior Vice President
Jeanne L. Mockard                                         Trustee, The Bryn Mawr School, 109 W. Melrose Avenue,
Senior Vice President                                     Baltimore, MA 21210

Brian J. Monahan                                          None
Assistant Vice President
Colin Moore                                               None
Managing Director

Donald E. Mullin                                          Corporate Representative and Board Member, Delta Dental
Senior Vice President                                     Plan of Massachusetts, 10 Presidents Landing, P.O. Box
                                                          94104, Medford, MA 02155

Kevin F. Murphy                                           None
Senior Vice President
Colin Naughton                                            Prior to January 2001, Senior Analyst, Standard & Poor's,
Assistant Vice President                                  24 Hartwell Ave., Lexington, MA 02421

Craig R. Oliver                                           None
Vice President
Dennis E. O'Rourke                                        None
Vice President
Keith Plapinger                                           Chairman and Trustee, Advent School, 17 Brimmer St.,
Vice President                                            Boston, MA 02108

Charles E. Porter                                         Trustee, Anatolia College, 130 Bowdoin St., Suite 1201,
Executive Vice President                                  Boston, MA 02108; Governor, Handel & Hayden Society,
                                                          Horticulture Hall, 300 Massachusetts Ave., Boston, MA
                                                          02115

                                      C-18


Ranjit Ranjamani                                          None
Vice President
Jakub Rehor                                               None
Assistant Vice President
Thomas V. Reilly                                          Trustee, Knox College, 2 East South St., Galesburg, IL
Managing Director                                         61401

Neal J. Reiner                                            Prior to July 2001, Executive Vice President - High Yield
Senior Vice President                                     Portfolio Manager, Bain Capital-Sankaty Advisors, 2
                                                          Copley Place, Boston, MA 02109


Brian C. Rose                                             None
Assistant Vice President
James J. Russell                                          None
Assistant Vice President
Jeff B. Sacknowitz                                        None
Vice President
Robert Salvin                                             None
Senior Vice President
Justin M. Scott                                           Director, DSI Proprieties (Neja) Ltd., Epping Rd.,
Managing Director                                         Reydon, Essex CM19 5RD

Robert E. Secor                                           None
Assistant Vice President
Anthony R. Sellitto, III                                  None
Senior Vice President
Gordon H. Silver                                          Trustee, Wang Center for the Performing Arts, 270 Tremont
Managing Director                                         St., Boston, MA 02116

Amy P. Skaff                                              None
Assistant Vice President
Francis A. Smith                                          Prior to July 2001, Principal, State Street Global
Vice President                                            Advisors, 2 International Place, Boston, MA 02110

Luke A. Smith                                             None
Assistant Vice President
Karan S. Sodhi                                            None
Vice President
Eric H. Sorensen                                          None
Managing Director
Juan Carlos Sosa                                          None
Vice President
Steven Spiegel                                            Director, Ultra Diamond and Gold Outlet, 29 East Madison
Senior Managing Director                                  St., Suite 1800, Chicago, IL 60602; Director, FACES New
                                                          York University Medical Center, 550 First Avenue, New
                                                          York, NY 10016; Trustee, Babson College, One College
                                                          Drive, Wellesley, MA 02157

Anthony E. Sutton                                         Prior to July 2001, Managing Member, McDonald-Sutton
Vice President                                            Asset Management LLC, 45 School St., Boston, MA 02109

David R. Thompson                                         None
Vice President
Joseph H. Towell                                          Prior to September 2001, Managing Director and Senior
Senior Vice President                                     Vice President, First Union Securities, 301 South College
                                                          St., Charlotte, NC 28202

                                      C-19


John C. Van Tassel                                        Prior to July 2001, Managing Director, Bank One Capital
Senior Vice President                                     Corp., 55 W. Monroe, Chicago, IL 60614

Stephen W. Vandermark                                     None
Senior Vice President
Richard B. Weed                                           None
Senior Vice President

James C. Wiess                                            None
Senior Vice President
Eric Wetlaufer                                            President and Member of Board of Directors, The Boston
Managing Director                                         Security Analysts Society, Inc., 100 Boylston St., Suite
                                                          1050, Boston, MA 02110

Edward F. Whalen                                          Member of the Board of Directors, Hockomock Area YMCA,
Senior Vice President                                     300 Elmwood St., North Attleboro, MA 02760

Richard P. Wyke                                           Director, Salem YMCA, One Sewall St., Salem, MA 01970
Senior Vice President
Frederick M. Wynn, Jr.,                                   None
Vice President
Alex Zinny                                                None
Assistant Vice President

        The principal address of Putnam Investments is 1 Post Office Square, Boston, MA, 02109.

Wells Capital Management, Incorporated
----------------------------------------------------------- --------------------------------------------------------
                 Name and Position with                               Other Business Connections During
          Wells Capital Management, Incorporated                              the Past Two Years
----------------------------------------------------------- --------------------------------------------------------
                 Jim Paulsen                                                 None
                 Executive Vice President, Chief
                 Investment Officer
----------------------------------------------------------- --------------------------------------------------------
                 Robert Bissell                                              None
                 President
----------------------------------------------------------- --------------------------------------------------------
                 Monica Poon                                                 None
                 Chief Compliance Officer
----------------------------------------------------------- --------------------------------------------------------
                 J. Mari Casas                                               None
                 Executive Vice President, Chief
                 Information Officer
----------------------------------------------------------- --------------------------------------------------------
                 Thomas O'Malley                                             None
                 Executive Vice President, Short
                 Duration/Liquidity Management

                                      C-20



----------------------------------------------------------- --------------------------------------------------------
                 Name and Position with                               Other Business Connections During
          Wells Capital Management, Incorporated                              the Past Two Years
----------------------------------------------------------- --------------------------------------------------------
                 David Hoyt                                                  Group Head, Wholesale
                 Executive Vice President                                    Marketing/Insurance Services, Wells
                                                                             Fargo Bank, N.A.
----------------------------------------------------------- --------------------------------------------------------
                 N. Graham Allen                                             None
                 Executive Vice President, Chief
                 Fixed-Income Officer
----------------------------------------------------------- --------------------------------------------------------
                 Thomas A. Harrison                                          None
                 Executive Vice President, National
                 Consultant, Marketing
----------------------------------------------------------- --------------------------------------------------------
                 Amru A. Khan                                                None
                 Executive Vice President, Sales and
                 Marketing
----------------------------------------------------------- --------------------------------------------------------
                 David O'Keefe                                               None
                 Chief Financial Officer
----------------------------------------------------------- --------------------------------------------------------
                 David D. Sylvester                                          None
                 Executive Vice President, Liquidity
                 Management Services
----------------------------------------------------------- --------------------------------------------------------

        Royce and Associates
----------------------------------------------------------- --------------------------------------------------------

                 Name and Position with                                   Other Business Connections
                 Royce & Associates, Inc.                                  During the Past Two Years
----------------------------------------------------------- --------------------------------------------------------
        Charles M. Royce                                            None
        Director, President, Treasurer and Secretary
----------------------------------------------------------- --------------------------------------------------------
        John D. Diederich                                           None
        Director and Chief Operating Officer
----------------------------------------------------------- --------------------------------------------------------
        Mark R. Fettling                                            Executive Vice President of Legg Mason, Inc.
        Director
----------------------------------------------------------- --------------------------------------------------------
        Raymond A. Mason                                            Chairman, President and Chief Executive
        Director                                                    Officer of Legg Mason, Inc.
----------------------------------------------------------- --------------------------------------------------------
        Timothy C. Scheve                                           Senior Executive Vice President of Legg Mason,
        Director                                                    Inc. and Legg Mason Wood Walker, Incorporated
----------------------------------------------------------- --------------------------------------------------------
        Jack E. Fockler, Jr.                                        None
        Managing Director and Vice President
----------------------------------------------------------- --------------------------------------------------------
        W. Whitney George                                           None
        Managing Director, Senior Portfolio Manager and
        Vice President


                                      C-21



----------------------------------------------------------- --------------------------------------------------------
                 Name and Position with                               Other Business Connections During
          Wells Capital Management, Incorporated                              the Past Two Years
----------------------------------------------------------- --------------------------------------------------------
        Daniel A. O'Byrne                                           None
        Vice President
----------------------------------------------------------- --------------------------------------------------------

Heitman Real Estate Securities LLC

        --------------------------------------------------- ---------------------------------------------
           Name and Position with Heitman Real Estate       Other Business Connections During the Past
                          Securities LLC                                     Two Years
        --------------------------------------------------- ---------------------------------------------
        Timothy J Pire                                      None
        Managing Director
        --------------------------------------------------- ---------------------------------------------
        Nancy B. Lynn                                       None
        Vice President
        --------------------------------------------------- ---------------------------------------------
        Karen A. O'Donnell                                  None
        Trade Administrator
        --------------------------------------------------- ---------------------------------------------
        Alexa C. Wokosin                                    None
        Trade Administrator
        --------------------------------------------------- ---------------------------------------------
        Mark Zahara                                         None
        Trader
        --------------------------------------------------- ---------------------------------------------

        The principal address of Heitman Real Estate Securities LLC is 180 North LaSalle Street, Suite 3600, Chicago, IL 60601.

Lord, Abbett & Co.

        --------------------------------------------------- ---------------------------------------------
                                                            Other Business Connections During the Past
            Name and Position with Lord, Abbett & Co.                        Two Years
        --------------------------------------------------- ---------------------------------------------
        Robert S. Dow                                       None
        Managing Partner & Chief Investment Officer
        --------------------------------------------------- ---------------------------------------------
        Joan Binstock                                       None
        Chief Operations Officer
        --------------------------------------------------- ---------------------------------------------
        Zane E. Brown                                       None
        Director of Fixed Income Investments
        --------------------------------------------------- ---------------------------------------------
        Daniel E. Carper                                    None
        Mutual Fund Sales and Marketing Director
        --------------------------------------------------- ---------------------------------------------
        John E. Erard                                       None
        Director of Regional Manager Training
        --------------------------------------------------- ---------------------------------------------
        Robert P. Fetch                                     None
        Senior Portfolio Manager - Small Cap Value
        --------------------------------------------------- ---------------------------------------------
        Daria L. Foster                                     None
        Senior Marketing and Client Service Director
        --------------------------------------------------- ---------------------------------------------
        Robert I. Gerber                                    None
        Director of Taxable Fixed Income
        --------------------------------------------------- ---------------------------------------------
        Michael A. Grant                                    None
        Director of Institutional Marketing
        --------------------------------------------------- ---------------------------------------------
        Paul A. Hilstad                                     None
        General Counsel
        --------------------------------------------------- ---------------------------------------------
        W. Thomas Hudson, Jr.                               None
        Director of Equity Mutual Funds
        --------------------------------------------------- ---------------------------------------------
        Lawrence H. Kaplan                                  None
        Deputy General Counsel
        --------------------------------------------------- ---------------------------------------------



        --------------------------------------------------- ---------------------------------------------
                                                            Other Business Connections During the Past
            Name and Position with Lord, Abbett & Co.                        Two Years
        --------------------------------------------------- ---------------------------------------------
        Stephen J. McGruder                                 None
        Senior Portfolio Manager - Small Cap Growth
        --------------------------------------------------- ---------------------------------------------
        Robert G. Morris                                    None
        Director of Equity Investments
        --------------------------------------------------- ---------------------------------------------
        Robert J Noelke                                     None
        National Sales Manager
        --------------------------------------------------- ---------------------------------------------
        R. Mark Pennington                                  None
        Director of Private Advisory Services
        --------------------------------------------------- ---------------------------------------------
        Eli M. Salzmann                                     None
        Director of Large Cap Value Equity Management
        --------------------------------------------------- ---------------------------------------------
        Douglas B. Sieg                                     None
        Director of Marketing
        --------------------------------------------------- ---------------------------------------------
        Christopher J. Towle                                None
        Senior Portfolio Manager - Convertibles and High
        Yield
        --------------------------------------------------- ---------------------------------------------
        Ed von der Linde                                    None
        Portfolio Manager - Mid Cap Value
        --------------------------------------------------- ---------------------------------------------
        Marion Zapolin                                      None
        Chief Financial Officer
        --------------------------------------------------- ---------------------------------------------

         The principal business address for Lord, Abbett & Co. is 90 Hudson Street, Jersey City, New Jersey, 07302-3973.



Franklin Advisers, Inc.
------------------------------------ -------------------------------------------------------------------------------
Name and Current Position with                               Other Business and Connections
Franklin Advisers, Inc.                                        During the Past Two Years
------------------------------------ -------------------------------------------------------------------------------
Sheila Amoroso                                                            None
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------
Roger Bayston                        Senior Vice President, Fiduciary Trust International of the South
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------
Harmon E. Burns                      Chairman, Member Office of the Chairman, & Director Franklin Resources, Inc.
Executive Vice President
                                     Director, Franklin Investment Advisory Services, Inc., Franklin Capital
                                     Corporation, Franklin Properties, Inc., FS Capital Group, FS Properties,
                                     Inc., Templeton Worldwide, Inc., FCC Receivables Corp.

                                     Chairman, Franklin Templeton Companies, LLC

                                     Vice President & Director, Franklin/Templeton Distributors, Inc.

                                     Executive Vice President & Director, Franklin/Templeton Travel, Inc.,
                                     Templeton/Franklin Investment Services, Inc.
------------------------------------ -------------------------------------------------------------------------------
Alex Calvo                                                                None
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------
Rafael Costas                                                             None
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------
Richard D'Addario                                                         None
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------


------------------------------------ -------------------------------------------------------------------------------
Name and Current Position with                               Other Business and Connections
Franklin Advisers, Inc.                                        During the Past Two Years
------------------------------------ -------------------------------------------------------------------------------
Frank M. Felicelli                   Executive Vice President & Director, Franklin Private Client Group, Inc.
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------
Martin L. Flanagan                   President, Member - Office of the President, Chief Financial Officer and
Executive Vice President             Chief Operating Officer, Franklin Resources, Inc.

                                     President, FCC Receivables Corp.

                                     Chief Financial Officer, Franklin Advisory Services, LLC, FS Capital Group, FS
                                     Properties, Inc.

                                     EVP, Franklin Agency, Inc., Franklin Investment Advisory Services, Inc.,
                                     Franklin Private Client Group, Inc., Franklin Templeton Investor Services, LLC

                                     EVP & Director, Templeton Global Advisors Limited, Franklin/Templeton Travel,
                                     Inc., Templeton Global Holdings, Ltd.
                                     Senior VP and Chief Financial Officer, Franklin Mutual Advisers, LLC

                                     VP-Finance & Chief Financial Officer, Franklin Properties, Inc., Property
                                     Resources, Inc.

                                     President, Franklin Templeton Companies, LLC

                                     Director, Franklin Templeton Global Investors Limited, Franklin Templeton
                                     Investment Management Limited, Franklin Templeton Investment Australia
                                     Limited, Franklin Templeton Services Limited, Templeton Asset Management
                                     Ltd., Templeton Capital Advisors Ltd., Templeton Heritage Limited,
                                     Templeton/Franklin Investment Services, Inc.

                                     Advisory Board, Franklin Templeton Investment Service gmbH Chairman, Franklin
                                     Templeton Services, LLC

                                     Treasurer & Director, Templeton Funds Annuity Company

                                     EVP, COO, CFO, Director, Templeton International, Inc.

                                     EVP, COO, Templeton Investment Counsel, LLC

                                     EVP, CFO, Director, Templeton Worldwide, Inc.
------------------------------------ -------------------------------------------------------------------------------
Conrad Herrman                       None
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------
Edward B. Jamieson                   EVP, FTI Institutional LLC, Fiduciary Trust International of the South
Executive Vice President



------------------------------------ -------------------------------------------------------------------------------
Name and Current Position with                               Other Business and Connections
Franklin Advisers, Inc.                                        During the Past Two Years
------------------------------------ -------------------------------------------------------------------------------
Charles E. Johnson                   President, Member Office of the President & Director, Franklin Resources, Inc.
President & Director
                                     Director, Closed Joint Stock Company Templeton, Franklin Templeton Global
                                     Investors Limited, Franklin Templeton Holdings Limited, Franklin Templeton
                                     Investment Management Limited, Franklin Templeton Investments (Asia) Limited,
                                     Franklin Templeton Investment Japan Limited, Franklin Templeton Italia SIM
                                     SpA, Franklin Templeton NIB Asset Management (PTY) Ltd., Franklin Templeton
                                     Services Limited, Property Resources, Inc., Templeton Asian Direct
                                     Investment, Limited, Templeton Asset Management Limited, Templeton Capital
                                     Advisors Ltd., Templeton Franklin Global Distributors, Ltd., Templeton Global
                                     Advisors Limited, Templeton Global Holdings Ltd., Franklin Properties, Inc.

                                     Chairman of the Board & Director, Franklin Agency, Inc., Franklin Templeton
                                     France SA, Franklin Templeton Asset Management India Pty Ltd., Templeton
                                     Investment Holdings (Cyprus) Limited, Templeton Research and Management
                                     Venezuela, CA

                                     Chairman of the Board, President & Director, Franklin Investment Advisory
                                     Services, Inc., Franklin Templeton Asset Management SA

                                     Vice President, Franklin Private Client Group, Inc.

                                     President, Franklin Templeton Alternative Strategies, LLC

                                     President & Director, Templeton International Inc., Templeton Worldwide, Inc.

                                     Advisory Board, Franklin Templeton Investment Service, GmbH

                                     Senior VP, Franklin/Templeton Distributors, Inc.

------------------------------------ -------------------------------------------------------------------------------
Rupert H. Johnson, Jr.               Vice Chairman, Member - Office of the Chairman & Director, Franklin
Director                             Resources, Inc.

                                     Director, FCC Receivables Corp., Franklin Agency, Inc., Franklin Capital
                                     Corporation, Franklin Investment Advisory Services, Inc., Franklin
                                     Properties, Inc., Franklin/Templeton Travel, Inc., Property Resources, Inc.,
                                     Templeton Worldwide, Inc.


                                     SVP, Franklin Advisory Services, LLC

                                     Chairman of Board & Director, Franklin Private Client Group Inc.

                                     VP & Director, Franklin/Templeton Distributors, Inc.

                                     Chairman & Director, Templeton International, Inc.



------------------------------------ -------------------------------------------------------------------------------
Name and Current Position with                               Other Business and Connections
Franklin Advisers, Inc.                                        During the Past Two Years
------------------------------------ -------------------------------------------------------------------------------
------------------------------------ -------------------------------------------------------------------------------
Leslie M. Kratter                    SVP & Secretary, Franklin Resources, Inc., Franklin Templeton Companies LLC,
Secretary                            Franklin Templeton Services, LLC, Templeton Investment Counsel, LLC

                                     Secretary, FCC Receivables Corp., FTI Institutional LLC, Franklin Advisory
                                     Services LLC, Franklin Agency, Inc., Franklin Investment Advisory Services,
                                     Inc., Franklin Mutual Advisers LLC, Franklin Private Client Group Inc.,
                                     Franklin Templeton Alternative Strategies, LLC, Franklin Templeton Investor
                                     Services, Inc., Franklin/Templeton Distributors, Inc., Templeton
                                     International, Inc., Templeton Worldwide, Inc., Templeton/Franklin Investment
                                     Service, Inc.

                                     President & Director, Franklin Templeton Travel, Inc.

                                     VP & Assistant Treasurer, Templeton Global Advisors Limited

------------------------------------ -------------------------------------------------------------------------------
Jack Lemein                          VP, Franklin Private Client Group, Inc., Franklin Templeton Distributors, Inc.
Executive Vice President
------------------------------------ -------------------------------------------------------------------------------
Chauncey Lufkin                      None
Executive Vice President
------------------------------------ -------------------------------------------------------------------------------
Michael McCarthy                     None
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------
Christopher Molumphy                 SVP, Fiduciary Trust International of the South
Executive Vice President
------------------------------------ -------------------------------------------------------------------------------
Bernard Schroer                      None
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------
Charles R. Sims                      Vice President - Finance, Chief Accounting Officer and Treasurer, Franklin
SVP-Finance, Treasurer and           Resources, Inc.
Principal Financial Officer
                                     Treasurer, FCC Receivables, Franklin Advisory Services, LLC, Franklin Mutual
                                     Advisers, LLC, Franklin Templeton Alternative Strategies, LLC, Templeton
                                     Global Advisors Limited, Templeton Global Holdings Ltd., Templeton
                                     International, Inc., Templeton Worldwide, Inc.

                                     Assistant Treasurer, Templeton Heritage Limited

                                     Senior Vice President - Finance & Treasurer, FTI Institutional LLC, Fiduciary
                                     Trust International of the South

                                     Senior Vice President - Finance, Treasurer and Principal Financial Officer,
                                     Franklin Agency, Inc., Franklin Investment Advisory Services, Inc., Franklin
                                     Private Client Group, Inc., Franklin Templeton Companies LLC, Franklin
                                     Templeton Investor Services, LLC, Franklin Templeton Services LLC
------------------------------------ -------------------------------------------------------------------------------
Thomas Walsh                         None
Senior Vice President
------------------------------------ -------------------------------------------------------------------------------

         The principal business address of Franklin Advisers is 1 Franklin Parkway, San Mateo, CA 94003-1906.



Item 27.         Principal Underwriters

                 Not Applicable.

Item 28.         Location of Accounts and Records

                 Penn Series Funds, Inc.                           Wells Capital Management, Incorporated
                 600 Dresher Road                                  525 Market Street
                 Horsham, PA  19044                                San Francisco, CA  94105

                 PFPC Inc.                                         Royce and Associates
                 Bellevue Corporate Center                         1414 Avenue of the Americas
                 103 Bellevue Parkway                              New York, NY  10019
                 Wilmington, DE 19809

                 T. Rowe Price Associates, Inc.                    Putnam Investments
                 100 E. Pratt Street                               One Post Office Square
                 Baltimore, MD 21202                               Boston, MA  02109

                 Morgan, Lewis & Bockius LLP                       RS Investment Management, Inc.
                 1701 Market Street                                388 Market Street
                 Philadelphia, PA  19103-2921                      San Francisco, CA  94111

                 Independence Capital Management, Inc.             Neuberger Berman Management Inc.
                 600 Dresher Road                                  605 Third Avenue
                 Horsham, PA  19044                                New York, NY  10158

                 Lord, Abbett & Co.                                Vontobel USA Inc.
                 90 Hudson Street                                  450 Park Avenue
                 Jersey City, NJ  07302                            New York, NY  10022

                 Heitman Real Estate Securities LLC                Franklin Advisers, Inc.
                 180 North LaSalle Street                          One Franklin Parkway
                 Chicago, IL  60601                                San Mateo, CA  94003

                 Turner Investment Partners
                 1235 Westlakes Drive, Suite 350
                 Berwyn, PA  19312


Item 29.         Management Services

                 Not applicable.

Item 30.         Undertakings

                 The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the certifies that it has duly caused this Post-Effective Amendment No. 52 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania on the 25th day of April, 2002.

                                          PENN SERIES FUNDS, INC.


                                          By: /s/ Peter M. Sherman
                                          -------------------------
                                          Peter M. Sherman, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement of the Registrant has been signed below by the following persons in the capacities indicated on the 25th day of April, 2002.

Signature                                            Title

/s/ Peter M. Sherman                             President (Principal Executive
------------------------------------             Officer)
Peter M. Sherman

/s/ Steven M. Herzberg                           Treasurer (Principal
------------------------------------
Steven M. Herzberg                               Financial Officer)

/s/ Ann M. Strootman                             Controller (Principal
------------------------------------             Accounting Officer)
Ann M. Strootman


*      EUGENE BAY                                Director

*      JAMES S. GREENE                           Director

*      ROBERT E. CHAPPELL                        Director

*      M. DONALD WRIGHT                          Director

*      LARRY L. MAST                             Director

*      DANIEL J. TORAN                           Director


*      By: /s/ Robert E. Chappell
           -------------------------
           Robert E. Chappell,
           Attorney-In-Fact

                                  EXHIBIT INDEX

EDGAR
Exhibit
Number            Description

(a)(2) Articles of Amendment to the Articles of Incorporation - Filed herewith.

(d)(2) Form of Amendment to the Form of proposed Investment Advisory Agreement between the Registrant and Independence Capital Management, Inc. - Filed herewith.

(d)(11) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Franklin Advisers, Inc.- Filed herewith.

(d)(12) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Heitman Real Estate Securities LLC-Filed herewith.

(d)(13) Form of proposed Sub-Advisory Agreement between Independence Capital Management and Lord, Abbett & Co.- Filed herewith.

(g)(2) Amended Appendix A to the Amended and Restated Custodian Agreement between the Registrant and Provident National Bank - Filed herewith.

(g)(3) Foreign Custody Manager Agreement between the Registrant and PFPC - Filed herewith.

(h)(2) Amendment to the Administrative and Corporate services between the Registrant and The Penn Mutual Life Insurance Company - Filed herewith.

(i) Opinion and Consent of Morgan, Lewis & Bockius LLP - Filed herewith.

(j)               Consent of Ernst & Young LLP - Filed herewith.

(p)(1)            Code of Ethics for Penn Series Funds, Inc. - Filed herewith.

(p)(2)            Code of Ethics for Independence Capital Management, Inc. -
                  Filed herewith.

(p)(11)           Code of Ethics for Franklin Advisers, Inc.- Filed herewith.

(p)(12)           Code of Ethics for Lord, Abbett & Co.- Filed herewith.

(p)(13) Code of Ethics for Heitman Real Estate Securities LLC.- Filed herewith.